                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04782

                              HSBC INVESTOR FUNDS
               (Exact name of registrant as specified in charter)

                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
               (Address of principal executive offices) (Zip code)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2006

                    Date of reporting period: April 30, 2006

Item 1. Reports to Stockholders.


                        SUPPLEMENT DATED OCTOBER 16, 2006
                                       TO
                     SEMI-ANNUAL REPORT DATED APRIL 30, 2006

         This supplement is provided to update, and should be read in conjunction with, the information provided in the Semi-Annual Report of the HSBC Investor Lifeline Funds(TM) dated April 30, 2006. This supplement relates to the Index returns noted below for the HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund and HSBC Investor Conservative Growth Strategy Fund and does not amend, supersede, or otherwise affect any other information contained in the Semi-Annual Report.

On page 5 of the Semi-Annual Report, the Index returns reflected in the total return table of the HSBC Investor Aggressive Growth Strategy Fund should read:

Fund Performance                                                                Average Annual Total Return (%)
----------------                                                                -------------------------------
                                                                                        Six                 1
As of April 30, 2006                                                                   Month'D'            Year
----------------                                                                -----------------        -------
Aggressive Growth Blended Portfolio Index(4)                                           15.95              26.34



On page 6 of the Semi-Annual Report, the Index returns reflected in the total return table of the HSBC Investor Growth Strategy Fund should read:

Fund Performance                                                                Average Annual Total Return (%)
----------------                                                                -------------------------------
                                                                                        Six                 1
As of April 30, 2006                                                                   Month'D'            Year
----------------                                                                -----------------        -------
Growth Blended Portfolio Index(4)                                                      12.57              20.39
---------------------------------                                               ------------------       -------

On page 7 of the Semi-Annual Report, the Index returns reflected in the total return table of the HSBC Investor Moderate Growth Strategy Fund should read:

Fund Performance                                                                Average Annual Total Return (%)
---------------------------------                                               -------------------------------
                                                                                        Six                 1
As of April 30, 2006                                                                   Month'D'            Year
--------------------                                                            ------------------       --------
Moderate Growth Blended Portfolio Index(4)                                             9.31               14.96

On page 8 of the Semi-Annual Report, the Index returns reflected in the total return table of the HSBC Investor Conservative Growth Strategy Fund should read:

Fund Performance                                                                Average Annual Total Return (%)
-----------------                                                               -------------------------------
                                                                                        Six                 1
As of April 30, 2006                                                                   Month'D'            Year
--------------------                                                            ----------------         -------
Conservative Growth Blended Portfolio Index(4)                                         6.74               10.76


          Investors should retain this supplement for future reference.

            Semi-Annual Report


                                        HSBC Investor
                                        Family of Funds

                                        April 30, 2006


                                        HSBC Investor Intermediate Duration
                                        Fixed Income Fund

                                        HSBC Investor Core Plus
                                        Fixed Income Fund (Advisor)

                                        HSBC Investor Core Plus
                                        Fixed Income Fund

                                        HSBC Investor New York
                                        Tax-Free Bond Fund
[COLOR GRAPHIC]
                                        HSBC Investor High Yield
                                        Fixed Income Fund

                                        HSBC Investor Growth Fund
                                        HSBC Investor Value Fund

                                        HSBC Investor Growth and Income Fund

                                        HSBC Investor Mid-Cap Fund

                                        HSBC Investor International Equity Fund
                                        HSBC Investor Overseas Equity Fund

                                        HSBC Investor Small Cap Equity Fund
                                        HSBC Investor Opportunity Fund


                    [HSBC LOGO]

-------------------------------------------------------------------------------
Table of Contents
-------------------------------------------------------------------------------

HSBC Investor Family of Funds
Semi Annual Report - April 30, 2006


Glossary of Terms
Chairman's Message.......................................................   1
Commentary From the Investment Manager...................................   2
Portfolio Reviews........................................................   3
Schedules of Portfolio Investments
         HSBC Investor New York Tax-Free Bond Fund.......................  24
         HSBC Investor Growth and Income Fund............................  26
         HSBC Investor Mid-Cap Fund......................................  27
Statements of Assets and Liabilities.....................................  29
Statements of Operations.................................................  32
Statements of Changes in Net Assets......................................  35
Financial Highlights.....................................................  49
Notes to Financial Statements............................................  62
Investment Adviser Contract Approval.....................................  71
Table of Shareholder Expenses............................................  72
HSBC Investor Portfolios
Schedules of Portfolio Investments
         HSBC Investor Intermediate Duration Fixed Income Portfolio......  76
         HSBC Investor Core Plus Fixed Income Portfolio..................  79
         HSBC Investor High Yield Fixed Income Portfolio.................  83
         HSBC Investor Growth Portfolio..................................  85
         HSBC Investor Value Portfolio...................................  86
         HSBC Investor International Equity Portfolio....................  87
         HSBC Investor Small Cap Equity Portfolio........................  91
Statements of Assets and Liabilities.....................................  92
Statements of Operations.................................................  94
Statements of Changes in Net Assets......................................  96
Financial Highlights..................................................... 100
Notes to Financial Statements............................................ 101
Investment Adviser Contract Approval..................................... 108
Table of Shareholder Expenses............................................ 109

                      This page intentionally left blank.

-------------------------------------------------------------------------------
Glossary of Terms
-------------------------------------------------------------------------------

Consumer Price Index ("CPI") A measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation."

Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

Lehman Brothers New York Tax Exempt Index is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

Lipper General Bond Funds Average is comprised of managed funds that do not have quality or maturity restrictions. The Funds primary goal is to keep the bulk of the portfolio's assets in corporate and government debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Large-Cap Core Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Large-Cap Growth Funds Average Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average is comprised of managed funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U S diversified multi-cap funds universe average.

Lipper New York Municipal Debt Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

Producer Price Index ("PPI") A family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell MidCap'r' Growth Index is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

Russell 1000'r' Value Index is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2500'r' Growth Index is unmanaged index which represents the smallest 2500 securities found in the Russell universe with higher price-to-book and higher forecasted growth values.

Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

Standard & Poor's 500 Index ("S&P 500") is an unmanaged index that measures the performance of the stock market as a whole.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

-------------------------------------------------------------------------------
Chairman's Message
-------------------------------------------------------------------------------


Dear Fellow Shareholders:

The phrase, "disinterested trustees" is an important one in the mutual fund industry, although it could easily conjure up the image of a bunch of board people sitting around rubber stamping management decisions. The term actually means "independent of management" and denotes not a lack of interest but loyalty to the shareholders in supporting their vested interest in the funds.

To help the trustees monitor all fund activities, the advisors, sub-advisors and administrators must provide timely and accurate information. The independent trustees then interpret all the data they receive, giving special attention to expenses, performance and compliance.

To perform the tasks of monitoring and decision-making, the board has created various committees:

o  Audit

   The Audit Committee is composed entirely of independent trustees. The Chair is designated as the Audit Committee Financial Expert and has the required professional qualifications and experience. The Committee meets quarterly to receive reports from management on financial matters of the Funds, as well as those relating to internal controls and compliance with established policies and procedures of the Funds and with pertinent laws and regulations. At each meeting the Committee holds separate executive sessions with the Funds' Treasurer, Chief Compliance Officer and Independent Auditors.

o  Nominating and Governance

   The Nominating and Governance Committee meets when it is necessary to select new trustees. At this time, the committee establishes what can be called the "job description" for an independent trustee and then solicits nominations. This committee also deals with such issues as ongoing trustee education, board responsibilities, compensation and leadership development.

o  Valuation

   The Valuation Committee is responsible for overseeing established procedures in determining the appropriate value of the securities held by the individual HSBC Investor Funds and the net asset value per share of each of the funds in the HSBC complex. Working with management, auditors and, especially, the Funds' Chief Compliance Officer, this committee is a watchdog against any aberration in pricing or breach of regulations. The committee's job is not to establish price but to determine and oversee implementation of best practice.

The committee structure allows board members to focus on specific issues so that when the full board meets it has the information it needs to make decisions on behalf of the shareholders, creating efficiency in governance.

The independent trustees and all of the members of fund management wish to take this opportunity to thank you for your continued confidence in the HSBC Investor Funds. As always, should you have any questions or comments, please feel free to contact me.

Yours truly,

LARRY M. ROBBINS
Larry M. Robbins, Chairman, HSBC Investor Funds


1    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                         Commentary From the Investment Manager
-------------------------------------------------------------------------------

HSBC Investments (USA) Inc.

U.S. Economic Review

The U.S. economy expanded at a solid pace during the six-month period between November 1, 2005 and April 30, 2006. Gross domestic product grew at a relatively slow rate during the final two months of 2005, as the economy absorbed the effects of the summer's Gulf Coast hurricanes, but expanded quickly during the first four months of 2006. Strong business spending helped the economy shrug off the negative effects of rising interest rates and high prices on energy and commodities.

Powerful global economic growth contributed to high oil prices, as demand for fuel outstripped supply. A mild winter in the eastern U.S. allowed inventories of heating oil and natural gas to increase. But burgeoning demand from China and concerns that militant activity in Nigeria and nuclear tensions with Iran could disrupt global oil supplies more than offset the effect of higher inventories.

Strong global growth also pushed up prices of other commodities. Gold prices approached $600 an ounce, copper and aluminum traded near their all-time highs, and silver hit its highest level in many decades. Agricultural products also rose in price. In particular, a new push toward crops that could be used to make ethanol raised the prices of sugar and corn.

That environment caused concerns about the potential for higher inflation, despite the fact that strong productivity gains to that point had allowed the economy to absorb higher energy and commodity prices without a significant increase in inflation. The Federal Reserve Board attempted to forestall higher prices by raising interest rates continually during this period, bringing its target short-term rate to 4.75% as of April 30. The Federal Reserve Board (the "Fed") installed a new chairman during this period, as Ben Bernanke succeeded long-time chairman Alan Greenspan.

The Feds interest-rate increases caused yields on short-term bonds to rise. Meanwhile, yields on long-term bonds generally were stable. The bond market briefly experienced an inverted yield curve-an environment in which short-term bonds offer higher yields than long-term bonds-which historically has been a harbinger of recession. The yield curve quickly flattened, however, easing concerns about future economic weakness.

Some observers worried that higher interest rates would lead to a significant decline in the housing market, potentially imperiling consumer spending. Healthy employment reports and increased wage growth helped relieve those fears, however.

Market Review

Stocks generated strong returns for the six-month period. The S&P 500 gained 9.64%, while the Russell 2000 Index of small-cap stocks climbed 18.91%.

Strong corporate earnings and healthy corporate balance sheets helped fuel the stock-market rally. U.S. corporations used their large cash holdings to add value for shareholders in the form of stock buybacks and higher dividend payouts. Merger and acquisition activity also picked up considerably and contributed to stock gains.

Strong global economic growth boosted the returns of stocks in a number of sectors. Shares of industrial firms benefited as the powerful worldwide expansion increased demand for heavy equipment, airplanes and other items; meanwhile, a number of industrial stocks also got a boost from strong defense spending. Materials firms saw their profits increase dramatically as commodity prices climbed, and stocks in that sector posted strong gains. Likewise, shares of energy firms benefited from the high prices of oil and gas. Financial stocks posted good returns despite rising interest rates.

Consumer-oriented stocks generally lagged the broad market, as investors worried about the effects higher interest rates and energy prices would have on consumer spending. Health-care shares were held back by troubles at several large pharmaceuticals firms, while technology stocks produced mixed results.

Strong returns from value-oriented sectors such as energy and commodities, coupled with relatively weak returns from growth sectors such as health care and technology, helped value indices continue a long run of market leadership. Small- and mid-cap stocks significantly outperformed larger shares, also continuing a long-standing trend. Foreign stocks out-gained the U.S. market by a wide margin, with emerging-markets stocks leading the way on the strength of burgeoning emerging economies and surging demand for natural resources.

                                              HSBC INVESTOR FAMILY OF FUNDS    2

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Intermediate Duration Fixed Income Fund
(formerly HSBC Investor Limited Maturity Fund)
(Class A Shares, B Shares, C Shares and I Shares) by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Intermediate Duration Fixed Income Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Portfolio").

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund returned 0.80% (without sales charge) for the Class A Shares and 0.93% for the Class I Shares during the six month period ended April 30, 2006. That compared to a total return of 0.95% for Lehman Brothers Intermediate Aggregate Bond Index.(4)

Past performance is no guarantee of future results.

GDP(4) growth in the U.S. fell off significantly in the fourth quarter of 2005, slowing to a relative crawl of 1.7% in the wake of late summer gulf storms, but recovered dramatically in the first quarter of 2006, when GDP growth rebounded to 4.8%. Energy prices rose steadily over the course of the semi-annual period, reaching a high of almost $74 a barrel in late April. This, along with the rise in a host of other commodity prices, gold and copper in particular, generated concerns about inflation among central bankers and consumers alike. Robust growth in non-farm payrolls helped buoy consumer confidence even as the realization dawned that the housing market had begun to cool off. In the face of continued strong output growth and incipient pricing pressures, the Fed maintained its measured pace of policy tightening, raising the target federal funds rate by 25 basis points (0.25%) at each of the four Federal Open Market Committee meetings during the period under review, to end at 4.75%.

During the period ended April 30, 2006, the yield on the three-month U.S. Treasury Bill rose 88 basis points (0.88%), climbing more or less in sync with the step-wise increase in the fed funds rate. Meanwhile, the yield on the two-year Treasury note rose 48 basis points (0.48%) to end at 4.86% and the ten-year rose 50 basis points (0.50%), ending the quarter at 5.05%. The rise in rates caused a bearish flattening in the yield curve during the period, and created a somewhat difficult environment for performance. Spreads continued to tighten and spread sectors generally had significant excess returns versus Treasury securities of similar duration with securitized debt (Asset Backed Securities in particular) and corporates leading the way and lower quality paper showing the strongest performance.

The Fund underperformed its benchmark index for the period under review. The key component of that was select, off-benchmark holdings in high yield and emerging market debt. An overweight in spread sectors generally relative to the benchmark, particularly asset backed securities and collateralized mortgage backed securities and individual security selection in corporate credit also had a negative impact on performance. Our short, defensive duration positioning relative to the benchmark helped performance, as did our yield curve positioning over the course of the six month period.*

Going forward, we will opportunistically add duration as higher yields reflect fair value. We continue to analyze the yield curve for pricing anomalies and, subject to portfolio restrictions, we will attempt to add high quality securitized debt issues that offer attractive yields without the issuer specific risk of corporate bonds. Within corporates we will continue our focus on security selection, including select off-benchmark names that we think, in a relatively homogenized credit environment, may offer greater opportunities for value.*

* Portfolio composition is subject to change.


3    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Intermediate Duration Fixed Income Fund - As of April 30, 2006

-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------

                                                                     Inception     Six       1        5       Since
As of April 30, 2006                                                    Date     Month'D'   Year     Year   Inception
---------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class A(1)        2/7/01    -3.96    -3.91     2.88     3.04
HSBC Investor Intermediate Duration Fixed Income Fund Class B(2)       2/15/01    -3.51    -3.66     3.12     3.23
HSBC Investor Intermediate Duration Fixed Income Fund Class C(3)       2/13/01    -0.56    -0.85     3.12     3.19
HSBC Investor Intermediate Duration Fixed Income Fund Class I          1/23/01     0.93     1.12     4.16     4.37
Lehman Brothers Intermediate Aggregate Bond Index(4)                     --        0.95     1.20     4.84      N/A
Lipper Intermediate Investment-Grade Debt Funds Average(4)               --        0.49     0.56     4.58      N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                              HSBC INVESTOR FAMILY OF FUNDS    4

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Core Plus Fixed Income Fund
(formerly HSBC Investor Fixed Income Fund and HSBC Investor Bond Fund) (Advisor, Class A Shares, B Shares and C Shares) by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Core Plus Fixed Income Fund (the "Fund") seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Fund utilizes a two-tier structure, commonly known as a "master-feeder," in which the Fund invest all of its investable assets in the HSBC Investor Core Plus Fixed Income Portfolio (the "Portfolio").

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

For the six month period ended April 30, 2006, the Advisor shares of the Fund produced a 0.88% total return, and the Class A Shares returned 0.83% (without sales charge). That compared to a total return of 0.56% and 2.08% for the Lehman Brothers U.S. Aggregate Bond Index(4) and the Lipper General Bond Funds Average(4), respectively.

Past performance is no guarantee of future results.

GDP(4) growth in the U.S. fell off significantly in the fourth quarter of 2005, slowing to a relative crawl of 1.7% in the wake of late summer gulf storms, but recovered dramatically in the first quarter of 2006, when GDP growth rebounded to 4.8%. Energy prices rose steadily over the course of the semi-annual period, reaching a high of almost $74 a barrel in late April. This, along with the rise in a host of other commodity prices, gold and copper in particular, generated concerns about inflation among central bankers and consumers alike. Robust growth in non-farm payrolls helped buoy consumer confidence even as the realization dawned that the housing market had begun to cool off. In the face of continued strong output growth and incipient pricing pressures, the Federal Reserve maintained its measured pace of policy tightening, raising the target federal funds rate by 25 basis points (0.25%) at each of the four Federal Open Market Committee meetings during the period under review, to end at 4.75%.

During this period, the yield on the three-month U.S. Treasury Bill rose 88 basis points (0.88%), climbing more or less in sync with the step-wise increase in the fed funds rate. Meanwhile, the yield on the two-year Treasury note rose 48 basis points (0.48%) to end at 4.86% and the ten-year rose 50 basis points (0.50%), ending the quarter at 5.05%. The rise in rates caused a bearish flattening in the yield curve during the period under review, and created a somewhat difficult environment for performance. Spreads continued to tighten and spread sectors generally had significant excess returns versus Treasury securities of similar duration with securitized debt (Asset Backed Securities in particular) and corporates leading the way and lower quality paper showing the strongest performance.*

The Fund outperformed its benchmark index for the period under review. The key component of that outperformance was select, off-benchmark holdings in high yield and emerging market debt. An overweight in spread sectors generally relative to the benchmark, particularly asset backed securities and collateralized mortgage backed securities and individual security selection in corporate credit also had a positive impact on performance. Our short, defensive duration positioning relative to the benchmark helped performance, as did our yield curve positioning over the course of the semiannual period.*

Going forward, we will opportunistically add duration as higher yields reflect fair value. We continue to analyze the yield curve for pricing anomalies and, subject to portfolio restrictions, we will attempt to add high quality securitized debt issues that offer attractive yields without the issuer specific risk of corporate bonds. Within corporates we will continue our focus on security selection, including select off-benchmark names that we think, in a relatively homogenized credit environment, may offer greater opportunities for value.*

* Portfolio composition is subject to change.

5    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Core Plus Fixed Income Fund - As of April 30, 2006


-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------


                                                         Inception     Six       1        5       10      Since
As of April 30, 2006                                        Date     Month'D'   Year     Year    Year    Inception
------------------------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund (Advisor)        1/9/95     0.88      1.14     4.95    6.11      6.72
HSBC Investor Core Plus Fixed Income Fund Class A(1)      8/26/96    -3.92     -3.87     3.48      --      5.12
HSBC Investor Core Plus Fixed Income Fund Class B(2)       1/6/98    -3.46     -3.62     3.74      --      4.25
HSBC Investor Core Plus Fixed Income Fund Class C(3)      11/4/98    -0.61     -0.92     3.73      --      4.13
Lehman Brothers U.S. Aggregate Bond Index(4)                 --       0.56      0.71     5.16    6.33       N/A
Lipper General Bond Funds Average(4)                         --       2.08      3.18     4.73    5.68       N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor,s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Lehman Brothers U.S. Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower

                                              HSBC INVESTOR FAMILY OF FUNDS    6

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor New York Tax-Free Bond Fund
(Class A Shares, B Shares, C Shares and I Shares) by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

Market Commentary

The Fund delivered a total return of 0.86% (without sales charge) for Class A Shares and 1.07% for Class I Shares for the six month period ended April 30, 2006. That compared to 1.56% and 1.43% for the Fund's benchmarks, the Lehman Brothers New York Tax Exempt Index(4) and the Lipper New York Municipal Debt Funds Average(4), respectively.

Past performance does not guarantee future results.

GDP(4) growth in the U.S. fell off significantly in the fourth quarter of 2005, slowing to a relative crawl of 1.7% in the wake of late summer gulf storms, but recovered dramatically in the first quarter of 2006, when GDP growth rebounded to 4.8%. Energy prices rose steadily over the course of the semi-annual period, reaching a high of almost $74 a barrel in late April. This, along with the rise in a host of other commodity prices, gold and copper in particular, generated concerns about inflation among central bankers and consumers alike. Robust growth in non-farm payrolls helped buoy consumer confidence even as the realization dawned that the housing market had begun to cool off. In the face of continued strong output growth and incipient pricing pressures, the Federal Reserve maintained its measured pace of policy tightening, raising the target federal funds rate by 25 basis points at each of the four Federal Open Market Committee meetings during the period under review, to end at 4.75%.

During this period, the yield on the three-month U.S. Treasury Bill rose 88 basis points (0.88%), climbing more or less in sync with the step-wise increase in the fed funds rate. Meanwhile, the yield on the two-year rose 48 basis points (0.48%) to end at 4.86% and the ten-year rose 50 basis points (0.50%), ending the quarter at 5.05%. The rise in rates caused a bearish flattening in the yield curve during the period under review, and created a somewhat difficult environment for performance. Spreads continued to tighten and the spread sectors generally had significant excess versus Treasury securities of similar duration with securitized debt (Asset Backed Securities in particular) and corporates leading the way and lower quality paper showing the strongest performance.

Following the lead of the Treasury curve, the municipal curve flattened even more dramatically. The yield for the two-year Muni Index rose 55 basis points (0.55%) in the period, to close at 3.63%, while the ten-year yield rose 23 basis points (0.23%), ending at 4.15% on April 30.

The Fund underperformed its benchmark for the period of review. One of the key contributors to performance during the semi-annual period was the defensive duration positioning of the portfolio relative to the benchmark. Gains from duration were offset by the portfolio's higher quality profile relative to benchmark and continued positive performance of lower rated credit and sectors. The portfolio's barbelled positioning during the six month period marginally enhanced the returns of the portfolio as the municipal yield curve continued to flatten. Finally, sector allocation detracted from performance as the portfolio tended to be overweight in lower volatility and higher quality sectors. Lower quality revenue sectors such as tobacco, securitization, hospital, and resource recovery bonds all outperformed as quality spreads continued to compress.*

Going forward, we will likely reduce our duration underweight as yields move higher.*

We intend to add higher yielding insured paper and mixed collateral pre-refunded bonds on a tactical basis. Additionally, we are considering various bond strategies in light of the potential impact of the alternative minimum tax.*

* Portfolio composition is subject to change.

7    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------


HSBC Investor New York Tax-Free Bond Fund - As of April 30, 2006


-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------




                                                         Inception     Six       1        5       10      Since
As of April 30, 2006                                        Date     Month'D'   Year     Year    Year    Inception
------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A(1)       5/1/95    -3.91     -3.84     3.22    4.40      4.65
HSBC Investor New York Tax-Free Bond Fund Class B(2)       1/6/98    -3.48     -3.71     3.46      --      3.56
HSBC Investor New York Tax-Free Bond Fund Class C(3)      11/4/98    -0.51     -0.78     3.44      --      3.16
HSBC Investor New York Tax-Free Bond Fund Class I          7/1/96     1.07      1.30     4.51      --      5.13
Lehman Brothers New York Tax Exempt Index(4)                 --       1.56      2.13     5.21    6.00       N/A
Lipper New York Municipal Debt Funds Average(4)              --       1.43      1.87     4.67    5.11       N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Lehman Brothers New York Tax Exempt Index, an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                              HSBC INVESTOR FAMILY OF FUNDS    8

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Growth Fund
(Class A Shares, B Shares, C Shares and I Shares) by Philip J. Sanders, Senior Vice President/Portfolio Manager, CFA and Daniel P. Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Fund (the "Fund") seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two tier structure, commonly known as a "master-feeder", and invests all of its assets in the HSBC Investor Growth Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as sub-adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 8.07% (without sales charge) for the Class A Shares and 8.21% for the Class I Shares for the six month period ended April 30, 2006. That compared to a 9.63% return for the Standard & Poor's 500 Index(4), 7.06% for the Russell 1000'r' Growth Index(4) and a 7.23% return for the Lipper Large-Cap Growth Funds Average(4).

Past performance does not guarantee future results.

Large-capitalization growth stocks generated solid returns during the period, although they trailed smaller shares and value-oriented large caps. That environment helped the Fund post good absolute performance.

The Fund outperformed its large-cap growth benchmark for the six-month period. That superior relative performance came primarily on the strength of stock selection within the energy sector. An overweight stake in energy stocks also contributed positively to the Fund's relative returns. The portfolio managers' stock selection within the information technology sector boosted the Fund's relative gains as well, as did selection among consumer discretionary stocks.*

The Fund's investments in health-care stocks were the largest detractor from performance relative to the Russell 1000'r' Growth benchmark index. Selection among health-care stocks weighed on relative performance, as did a slightly overweight position in shares of health-care firms that was slightly larger than that of the benchmark. Several of the individual stocks that weighed the most on relative returns were in the health-care sector.

* Portfolio composition is subject to change.

9    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Growth Fund - As of April 30, 2006

-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------


                                               Inception     Six       1      Since
As of April 30, 2006                             Date     Month'D'   Year   Inception
-------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class A(1)            5/10/04    2.69     15.38     7.78
HSBC Investor Growth Fund Class B(2)            5/10/04    3.66     16.54     8.35
HSBC Investor Growth Fund Class C(3)            5/10/04    6.69     19.50     9.78
HSBC Investor Growth Fund Class I               5/10/04    8.21     21.73    10.87
Russell 1000'r' Growth Index(4)                   --       7.06     15.18      N/A
Standard & Poor's 500 Index(4)                    --       9.63     15.41      N/A
Lipper Large-Cap Growth Funds Average(4)          --       7.23     16.98      N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Russell 1000'r' Growth Index and the Standard & Poor's 500 Index. The Russell 1000'r' Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's 500 Index is generally representative of the U.S. stock market as a whole. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    10

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and I Shares) by Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Co., LLC

The HSBC Investor Value Fund (the "Fund") seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Fund utilizes a two tier structure, commonly known as a "master-feeder" and invests all of its assets in the HSBC Investor Value Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs NWQ Investment Management Company, LLC ("NWQ") as sub-adviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 13.42% (without sales charge) for the Class A Shares and 13.52% for the Class I Shares for the six month period ended April 30, 2006. That compared to a 12.87% return for the Russell 1000'r' Value Index(4) and a 11.99% return for the Lipper Multi-Cap Value Funds Average(4).


Past performance does not guarantee future results.

The Fund's absolute return benefited from strong stock-market performance. Investor sentiment improved late in the period, as investors showed confidence in market fundamentals and the Fed's ability to restrain inflation without endangering economic growth. Corporate consolidation, supported by strong corporate balance sheets, inexpensive financing, good organic growth and shareholder activism, also helped push the market higher. Financial stocks provided the largest contribution to the Fund's absolute gains, followed by shares of miners, producer durables firms and industrial companies. Technology stocks reduced the Fund's absolute return.*

Stock selection in the financials sector provided the largest boost to the Fund's relative returns. Mortgage stocks in particular lifted relative performance, as those stocks posted gains after lagging for much of 2005. An overweight stake in the materials and processing sector also helped performance against the benchmark, as did stock selection within that sector. Mining stocks were especially strong, as the prices of gold and other metals climbed due to bullish market fundamentals, as well as concerns about inflation and potential stockpiling by certain governments. Overweight stakes in producer durables and industrial stocks also boosted relative gains.*

The Fund held an overweight position in technology stocks, due to the portfolio manager's belief that higher corporate spending would benefit such shares. That allocation weighed on relative performance, as certain of the Fund's technology holdings issued disappointing earnings results. Selection among consumer discretionary stocks also hindered returns against the benchmark, as a relatively large stake in attractively valued media shares underperformed the market for this period. Selection in the consumer staples sector likewise dragged on relative returns, due largely to weakness among food producers.*

* Portfolio composition is subject to change.


11    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Value Fund - As of April 30, 2006

-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------


                                              Inception     Six       1       Since
As of April 30, 2006                             Date     Month'D'   Year   Inception
-------------------------------------------------------------------------------------
HSBC Investor Value Fund Class A(1)            5/10/04     7.72     16.63     15.15
HSBC Investor Value Fund Class B(2)            5/10/04     8.95     17.80     15.99
HSBC Investor Value Fund Class C(3)            5/10/04    11.96     20.84     17.30
HSBC Investor Value Fund Class I               5/10/04    13.52     23.04     18.53
Russell 1000'r' Value Index(4)                   --       12.87     18.30       N/A
Lipper Multi-Cap Value Funds Average(4)          --       11.99     18.21       N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Russell 1000'r' Value Index, an unmanaged index comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    12

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund
(Class A Shares, B Shares, C Shares and I Shares) by Gary U. Rolle, CFA, Principal/Chief Investment Officer and
Edward S. Han, Principal/Portfolio Manager and
Transamerica Investment Management, LLC

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments. The Fund employs Transamerica Investment Management, LLC ("TIM") as the sub-adviser to the Fund.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund returned 12.21% (without sales charge) for the Class A Shares and 12.37% for the Class I Shares for the six month period ended April 30, 2006. That compared to a 9.63% return for the Standard & Poor's 500 Index(4) and a 9.23% return for the Lipper Large-Cap Core Funds Average(4).

Past performance does not guarantee future results.

Transamerica Investment Management serves as the sub-advisor for the HSBC Growth & Income Fund. The firm employs a bottom-up investment approach to identify attractively valued shares of firms that generate strong free cash flow and have high-quality management, good business plans and sound execution.

The stock market posted strong returns for this six-month period, helping the Fund post good absolute performance. Shares of particular industrial, energy, telecommunications and financial firms especially boosted the Fund's gain. Certain stocks in the consumer discretionary and technology sectors held back Fund returns.*

The sub-advisor's investment strategy led the Fund to hold an overweight position in industrials stocks. Shares of industrial firms benefited from global economic strength, so the Fund's relatively large stake in that sector boosted returns against the benchmark. The Fund held an underweight allocation to consumer staples. Stocks in that sector lagged the performance of the overall index, so the Fund's small position also lifted relative returns.*

An overweight position in consumer discretionary stocks hurt performance against the S&P 500, as consumer stocks trailed the broad market. Likewise, the Fund's relatively small weighting in the financials sector weighed on relative performance, as financials out-gained the benchmark.*

* Portfolio composition is subject to change.

13    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund - As of April 30, 2006

-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------


                                                      Inception     Six       1       5       Since
As of April 30, 2006                                    Date     Month'D'   Year     Year   Inception
-----------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A(1)        4/12/01    6.63      16.91   -0.40     0.84
HSBC Investor Growth and Income Fund Class B(2)         4/5/01    7.76      18.07   -0.13     1.67
HSBC Investor Growth and Income Fund Class C(3)        11/3/03   10.65      21.14     --     10.78
HSBC Investor Growth and Income Fund Class I            4/2/01   12.37      23.41    0.88     2.76
Standard & Poor's 500 Index(4)                           --       9.63      15.41    2.70      N/A
Lipper Large-Cap Core Funds Average(4)                   --       9.23      15.51    1.35      N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    14

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Trust Shares) by Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager and Brian S. Matuszak, CFA, Senior Equity Analyst and
Andy Y. Mui, CPA, Senior Equity Analyst
Munder Capital Management

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve its objective by investing in common or preferred stocks and convertible securities. The Fund will normally invest at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the range of the S&P MidCap 400 Index (between $270 million and $8.6 billion as of March 31,
2005) at the time of acquisition. Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and convertible securities. The Portfolio employs Munder Capital Management ("Munder") as sub-investment adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund's Class A Shares posted a return of 15.71% (without sales charge) and 15.86% for the Trust Shares for the six months ended April 30, 2006. That compares to 15.26% and 16.41% for the Fund's benchmarks, the S&P MidCap 400 Index(4) and the Lipper Mid-Cap Growth Funds Average(4).

Past performance does not guarantee future results.

Mid-cap shares performed well on the strength of good earnings growth, high productivity and healthy corporate balance sheets. Medium-sized stocks as represented by the S&P 400 significantly outperformed the larger stocks in the S&P 500(4) during the first five months of the period, continuing a long period of superior gains. That environment helped the Fund's holdings in eight of ten economic sectors generate gains, supporting a strong absolute return. The Fund's consumer staples and utilities stakes both declined very slightly. Those sectors accounted for less than 7% of assets, and their losses reduced the Fund's overall absolute returns by less than 0.1 percentage points.*

The Fund's sub-advisor, Munder Capital Management, focuses on attractively valued shares of companies with high levels of profitability. That stock selection approach helped the Fund's investments in a broad range of sectors outperform the corresponding sectors in the benchmark. The HSBC Mid Cap Equity Fund's consumer discretionary, industrials, materials and health care stakes produced particularly strong relative performance. Losses for a handful of stocks accounted for the only significant drag on the Fund's relative returns, as certain stocks in the information technology and energy sectors weighed modestly on returns against the mid-cap benchmarks.*

* Portfolio composition is subject to change.

15    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund - As of April 30, 2006

-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------


                                               Inception     Six       1        5       10      Since
As of April 30, 2006                             Date      Month'D'   Year     Year    Year    Inception
--------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(1)           7/1/93      9.92     22.02     2.47    10.45    11.35
HSBC Investor Mid-Cap Fund Class B(2)           7/1/93     11.73     23.60     2.79    10.21    10.97
HSBC Investor Mid-Cap Fund Class C(3)           7/1/93     14.43     26.64     2.92    10.28    11.02
HSBC Investor Mid-Cap Fund Trust                7/1/93     15.86     28.77     3.79    11.25    12.07
Standard & Poor's MidCap 400 Index(4)             --       15.26     28.32    10.73    14.33      N/A
Russell MidCap'r' Growth Index(4)                 --       15.18     28.27     5.77     8.92      N/A
Lipper Mid-Cap Growth Funds Average(4)            --       16.41     30.46     4.16     7.84      N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

(1) For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generate by HSBC Investments (USA) Inc's management of a pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund has changed its standardized benchmark from the Russell MidCap'r' Growth Index to the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") to provide a more appropriate market comparison. The S&P MidCap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The Russell MidCap'r' Growth Index tracks the performance of those Russell securities in the Russell Universe(4) with higher price-to-book ratios and higher forecasted growth values. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    16

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund (Advisor, Class A Shares, B Shares and C Shares) by Kevin F. Simms
Co-CIO International Value Equities and Director of Research -
Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio").
The Portfolio employs AllianceBernstein Investment Research and Management ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the six month period ended April 30, 2006, the Advisor shares of the HSBC Investor International Equity Fund produced a 28.02% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned 27.72% (without sales charge). That compared to a total return of 22.89% and 23.11% for the Funds' benchmarks, the MSCI EAFE Index(4) and the Lipper International Large-Cap Core Funds Average(4).

Past performance does not guarantee future results.

Global economic growth and corporate profits consistently exceeded expectations during this six-month period. Those developments generated optimism among global investors, supporting strong gains in international stock markets and boosting this Fund's returns.*

The Fund generated benchmark-beating returns largely on the strength of good stock picking. The Fund's holdings in every economic sector except transportation outperformed the corresponding sectors in the EAFE index, while the Fund's transportation holdings lagged only slightly. Selection among financials and industrial commodities stocks was especially strong.*

The Fund's sector weightings also contributed modestly to relative gains. An underweight position in the underperforming telecommunications sector boosted returns against the benchmark, as did overweight stakes in surging capital equipment and industrial commodities shares. Investments in emerging markets also helped the Fund outperform its index -- which does not include emerging-markets stocks -- as emerging markets led the global equity markets during the six-month period.*

An overweight position in global energy stocks weighed on relative returns. The energy sector led the international markets during recent years, but trailed the markets during the recent six-month period.*

* Portfolio composition is subject to change.

17    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of April 30, 2006

-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------


                                                       Inception     Six       1       5       10      Since
As of April 30, 2006                                      Date      Month     Year    Year    Year    Inception
---------------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund (Advisor)       1/9/95      28.02    40.96    8.91    10.46    11.01
HSBC Investor Overseas Equity Fund Class A(1)          8/26/96      21.34    32.93    7.42      --      9.32
HSBC Investor Overseas Equity Fund Class B(2)           1/6/98      23.24    34.95    7.70      --      9.02
HSBC Investor Overseas Equity Fund Class C(3)          11/4/98      26.28    37.96    7.71      --      9.39
MSCI EAFE Index(4)                                       --         22.89    33.49    9.18     6.68      N/A
Lipper International Large-Cap Core Average(4)           --         23.11    34.04    6.99     6.77      N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    18

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund (Advisor, Class A Shares, B Shares and C Shares) by William A. Muggia
President-Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management Company, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

For the six month period ended April 30, 2006, the Advisor shares of the HSBC Investor Small Cap Equity Fund produced a 20.98% return and the Class A Shares of the HSBC Investor Opportunity Fund produced a 20.72% return (without sales charge). The Funds' benchmarks, the Russell 2500'r' Growth Index(4) and the Lipper Mid-Cap Growth Funds Average(4), returned 19.11% and 16.41%, respectively.

Past performance does not guarantee future results.

Stronger-than-expected profit growth propelled small- and mid-cap growth stocks to sizable gains during this six-month period, helping this Fund generate strong returns. Health care stocks provided the largest contribution to the Fund's absolute return, followed by technology, industrials, energy and consumer stocks. Financials and materials stocks contributed the least to the Fund's gains, although every sector posted positive returns during this period.

Selection among health care stocks was a principal reason the Fund outperformed its benchmark. The Fund's investments in the biotechnology and health care industries performed especially well. The Fund's manager attempt to maximize the risk-to-return profile of their investments in those volatile industries by focusing on shares of firms that have high-quality management teams, proven drugs in late-stage clinical trials and a focus on developing therapies for which there are immediate, unmet medical needs.*

The Fund's stake in energy stocks also boosted relative returns, largely on the strength of investments in coal companies. Selection in the technology sector lifted relative performance as well, as healthy gains among data processing, communications equipment and application software firms more than offset weakness in shares of IT consulting, semiconductors and semiconductor capital equipment companies. An underweight position in the lagging consumer discretionary sector also helped performance against the benchmark.*

An underweight position in surging materials stocks detracted from relative gains. Stock selection among financials also reduced the Fund's advantage over the benchmark, as the growth-oriented regional bank stocks held by the Fund slid due to investor concerns about competition and a flat yield curve. Finally, the Fund's small cash stake, which averaged 2.2% of assets, reduced relative performance due to the strong market environment.*

* Portfolio composition is subject to change.

19    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund - As of April 30, 2006

-------------------------------------------------------------------------------
Average Annual Total Return (%)
-------------------------------------------------------------------------------


                                                 Inception     Six     1        5      Since
As of April 30, 2006                               Date      Month    Year     Year   Inception
-----------------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund (Advisor)      9/3/96    20.98    37.45    5.96    12.38
HSBC Investor Opportunity Fund Class A(1)         9/23/96    14.71    29.84    4.28    10.24
HSBC Investor Opportunity Fund Class B(2)          1/6/98    16.32    31.76    4.56     9.50
HSBC Investor Opportunity Fund Class C(3)         11/4/98    19.30    34.71    4.56    10.56
Russell 2500'r' Growth Index(4)                     --       19.11    34.07    6.86      N/A
Lipper Mid-Cap Growth Funds Average(4)              --       16.41    30.46    4.16      N/A

'D' Aggregate Return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Russell 2500'r' Growth Index, an unmanaged index that tracks the performance of 2500 securities found in the Russell Universe(4) with higher price-to-book and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    20

-------------------------------------------------------------------------------
Portfolio Reviews
-------------------------------------------------------------------------------
Portfolio Composition*
April 30, 2006
(Unaudited)

-------------------------------------------------------------------------------
HSBC Investor Intermediate Duration
  Fixed Income Portfolio
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
Corporate Bonds                                                29.5%
-------------------------------------------------------------------------------
Mortgage Backed Securities                                     29.1%
-------------------------------------------------------------------------------
Asset Backed Securities                                        12.9%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations                            12.4%
-------------------------------------------------------------------------------
U.S. Treasury Securities                                        8.0%
-------------------------------------------------------------------------------
Commercial Mortgage Backed Securities                           7.0%
-------------------------------------------------------------------------------
Foreign Sovereign Bonds                                         0.5%
-------------------------------------------------------------------------------
Cash and Equivalents                                            0.3%
-------------------------------------------------------------------------------
Foreign Corporate Bonds                                         0.3%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Portfolio
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
Corporate Bonds                                                28.7%
-------------------------------------------------------------------------------
Mortgage Backed Securities                                     25.2%
-------------------------------------------------------------------------------
Asset Backed Securities                                        11.6%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations                            11.2%
-------------------------------------------------------------------------------
U.S. Treasury Securities                                       10.4%
-------------------------------------------------------------------------------
Commercial Mortgage Backed Securities                           7.1%
-------------------------------------------------------------------------------
U.S. Government Agencies                                        3.8%
-------------------------------------------------------------------------------
Municipal Bonds                                                 0.8%
-------------------------------------------------------------------------------
Foreign Sovereign Bonds                                         0.5%
-------------------------------------------------------------------------------
Cash and Equivalents                                            0.4%
-------------------------------------------------------------------------------
Foreign Corporate Bonds                                         0.3%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
Municipal Bonds                                                98.5%
-------------------------------------------------------------------------------
Cash and Equivalents                                            1.5%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Portfolio
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
Corporate Bonds                                                84.0%
-------------------------------------------------------------------------------
Cash and Equivalents                                           16.0%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
HSBC Investor Growth Portfolio
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Information Technology                                         24.3%
-------------------------------------------------------------------------------
Industrials                                                    18.9%
-------------------------------------------------------------------------------
Financials                                                     13.7%
-------------------------------------------------------------------------------
Consumer Discretionary                                         12.1%
-------------------------------------------------------------------------------
Health Care                                                    11.0%
-------------------------------------------------------------------------------
Consumer Staples                                                8.1%
-------------------------------------------------------------------------------
Energy                                                          7.3%
-------------------------------------------------------------------------------
Repurchase Agreements                                           4.6%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
HSBC Investor Value Portfolio
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Financials                                                     28.8%
-------------------------------------------------------------------------------
Industrials                                                    11.8%
-------------------------------------------------------------------------------
Energy                                                         11.0%
-------------------------------------------------------------------------------
Consumer Discretionary                                          9.0%
-------------------------------------------------------------------------------
Information Technology                                          8.9%
-------------------------------------------------------------------------------
Materials                                                       7.9%
-------------------------------------------------------------------------------
Consumer Staples                                                6.6%
-------------------------------------------------------------------------------
Cash and Equivalents                                            4.7%
-------------------------------------------------------------------------------
Telecommunication Services                                      4.3%
-------------------------------------------------------------------------------
Utilities                                                       2.1%
-------------------------------------------------------------------------------
Transportation                                                  2.0%
-------------------------------------------------------------------------------
Miscellaneous                                                   1.9%
-------------------------------------------------------------------------------
Health Care                                                     1.0%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
Industrials                                                    25.2%
-------------------------------------------------------------------------------
Consumer Discretionary                                         20.2%
-------------------------------------------------------------------------------
Information Technology                                         13.1%
-------------------------------------------------------------------------------
Financials                                                     12.9%
-------------------------------------------------------------------------------
Energy                                                         10.5%
-------------------------------------------------------------------------------
Health Care                                                     9.1%
-------------------------------------------------------------------------------
Consumer Staples                                                4.0%
-------------------------------------------------------------------------------
Materials                                                       3.4%
-------------------------------------------------------------------------------
Cash and Equivalents                                            1.6%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

* Portfolio composition is subject to change.

21    HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
                                                              Portfolio Reviews
-------------------------------------------------------------------------------

                                                         Portfolio Composition*
                                                                 April 30, 2006
                                                                    (Unaudited)

-------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
Financials                                                     17.3%
-------------------------------------------------------------------------------
Information Technology                                         16.7%
-------------------------------------------------------------------------------
Industrials                                                    15.8%
-------------------------------------------------------------------------------
Consumer Discretionary                                         14.7%
-------------------------------------------------------------------------------
Health Care                                                    11.8%
-------------------------------------------------------------------------------
Energy                                                         10.2%
-------------------------------------------------------------------------------
Materials                                                       5.7%
-------------------------------------------------------------------------------
Utilities                                                       3.3%
-------------------------------------------------------------------------------
Consumer Staples                                                3.0%
-------------------------------------------------------------------------------
Index                                                           0.8%
-------------------------------------------------------------------------------
Cash and Equivalents                                            0.4%
-------------------------------------------------------------------------------
Telecommunication Services                                      0.3%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HSBC International Equity Portfolio
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
Europe                                                         58.8%
-------------------------------------------------------------------------------
Japan                                                          27.6%
-------------------------------------------------------------------------------
Australia & Far East                                            5.9%
-------------------------------------------------------------------------------
Canada                                                          3.4%
-------------------------------------------------------------------------------
Other                                                           2.8%
-------------------------------------------------------------------------------
Cash and Equivalents                                            1.5%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Portfolio
-------------------------------------------------------------------------------
Investment Allocation                        Percentage of Investments at Value
-------------------------------------------------------------------------------
HealthCare                                                     26.5%
-------------------------------------------------------------------------------
Information Technology                                         22.0%
-------------------------------------------------------------------------------
Industrials                                                    17.5%
-------------------------------------------------------------------------------
Energy                                                         12.2%
-------------------------------------------------------------------------------
Consumer Discretionary                                         11.0%
-------------------------------------------------------------------------------
Financial                                                       6.5%
-------------------------------------------------------------------------------
Cash and Equivalents                                            3.4%
-------------------------------------------------------------------------------
Materials                                                       0.9%
-------------------------------------------------------------------------------
Total                                                         100.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

* Portfolio composition is subject to change.

                                             HSBC INVESTOR FAMILY OF FUNDS    22

                      This page intentionally left blank.

--------------------------------------------------------------------------------
                                       HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

---------------------------------------------------------------
 MUNICIPAL BONDS -- 96.4%
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK - 88.0%
Buffalo, New York Fiscal Stability
 Authority (MBIA Insured), 5.25%,
 8/15/13...............................   500,000       539,615
Corning City, New York School District
 GO (FSA Insured), 4.00%, 6/15/08......   930,000       936,203
Corning City, New York School District
 GO (FSA Insured), 5.00%, 6/15/09......   790,000       820,107
Erie County, New York GO (FGIC
 Insured), 5.375%, 6/15/07.............   250,000       251,788
Grand Central New York District
 Management, 4.00%, 1/1/07.............   400,000       400,536
Metropolitan Transportation Authority
 of New York Revenue, 5.25%,
 11/15/11.............................. 1,000,000     1,064,940
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.25%, 7/1/17, Prerefunded 7/1/08 @
 100.5................................. 1,145,000     1,187,960
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.50%, 11/15/19....................... 1,000,000     1,118,940
Metropolitan Transportation Authority
 of New York Revenue (FSA Insured),
 5.00%, 11/15/32, Callable 11/15/12 @
 100................................... 1,625,000     1,665,039
Metropolitan Transportation Authority
 of New York Revenue (MBIA Insured),
 5.50%, 1/1/19, Callable 7/1/12 @
 100...................................   480,000       517,934
Metropolitan Transportation Authority
 of New York Revenue, Escrowed to
 Maturity, 5.75%, 7/1/13...............   285,000       307,786
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.625%, 1/1/10........................ 1,240,000     1,306,861
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................   750,000       815,295
New York City GO, 5.00%, 8/1/08........   990,000     1,016,888
New York City GO, 5.00%, 12/1/13....... 1,000,000     1,057,030
New York City GO, 5.00%, 8/1/14........   200,000       211,026
New York City GO, 6.00%, 8/1/14,
 Prerefunded 8/1/07 @ 101..............   945,000       980,768
New York City GO, 6.00%, 8/1/14,
 Callable 8/1/07 @ 101.................    55,000        56,918
New York City GO, 5.00%, 8/1/15........   325,000       342,661
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19, Callable
 11/1/09 @ 101.........................   100,000       102,914
New York City Industrial Development
 Agency (FSA Insured), 5.00%, 11/15/19,
 Callable 5/1/13 @ 100................. 1,000,000     1,041,000
New York City Industrial Development
 Agency, AMT, 5.00%, 1/1/09............ 1,000,000     1,021,250
New York City Municipal Water Finance
 Authority, 5.00%, 6/15/34, Callable
 6/15/13 @ 100......................... 1,250,000     1,276,600
New York City Municipal Water Finance
 Authority, 5.00%, 6/15/36, Callable
 12/15/14 @ 100........................ 1,000,000     1,024,590
New York City Transitional Finance
 Authority Revenue, 5.25%, 5/1/17,
 Callable 5/1/11 @ 100.................   400,000       421,560

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
---------------------------------------------------------------

                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York City Transitional Finance
 Authority Revenue, 5.25%, 2/1/29,
 Callable 2/1/11 @ 100................. 1,540,000     1,621,697
New York City Water & Sewer Systems
 (FSA Insured), 5.00%, 6/15/29,
 Callable 6/15/15 @ 100................ 1,000,000     1,034,020
New York State Dormitory Authority
 Revenue, Columbia University, 5.00%,
 7/1/29, Mandatory put 7/1/07 @ 100.... 1,000,000     1,014,340
New York State Dormitory Authority
 Revenue, Cooper Union (MBIA Insured),
 6.00%, 7/1/19, Callable 7/1/09 @
 101...................................   350,000       376,019
New York State Dormitory Authority
 Revenue, Department of Health, 5.25%,
 7/1/16, Callable 7/1/14 @ 100.........   500,000       531,180
New York State Dormitory Authority
 Revenue, Master Boces PG (FSA
 Insured), 5.25%, 8/15/19, Callable
 8/15/12 @ 100......................... 1,000,000     1,064,050
New York State Dormitory Authority
 Revenue, Mental Health, 6.50%,
 8/15/11...............................   225,000       251,858
New York State Dormitory Authority
 Revenue, Mental Health, 5.50%,
 8/15/17, Prerefunded 2/15/07 @ 102....    15,000        15,507
New York State Dormitory Authority
 Revenue, Mental Health, 5.50%,
 8/15/17, Partially Prerefunded 2/15/07
 @ 102.................................   985,000     1,015,348
New York State Dormitory Authority
 Revenue, Mental Health (FGIC Insured),
 5.00%, 2/15/15........................ 1,245,000     1,324,618
New York State Dormitory Authority
 Revenue, New York Presbyterian
 Hospital (AMBAC Insured), 5.50%,
 8/1/10................................   750,000       797,460
New York State Dormitory Authority
 Revenue, New York University (AMBAC
 Insured), 5.50%, 7/1/18...............   500,000       556,375
New York State Dormitory Authority
 Revenue, NYSARC (FSA Insured), 2.00%,
 7/1/06................................   475,000       473,219
New York State Dormitory Authority
 Revenue, NYSARC (FSA Insured), 5.25%,
 7/1/18, Callable 7/1/12 @ 101......... 1,460,000     1,558,857
New York State Dormitory Authority
 Revenue, Rockefeller University,
 5.25%, 7/1/13, Callable 7/1/08 @
 101...................................   500,000       520,005
New York State Dormitory Authority
 Revenue, School District Board
 Financing, 5.00%, 7/1/08..............   595,000       611,244
New York State Dormitory Authority
 Revenue, School District Rescue,
 5.00%, 4/1/07.........................   500,000       505,115
New York State Dormitory Authority
 Revenue, Sloan Kettering Institute
 (MBIA Insured), 5.50%, 7/1/23......... 1,300,000     1,465,957
New York State Dormitory Authority,
 Personal Income Tax Revenue, 5.00%,
 3/15/23, Callable 3/15/15 @ 100....... 1,000,000     1,042,170
New York State Environmental Facscorp.,
 5.00%, 6/15/09........................ 1,000,000     1,039,350
New York State Environmental Facscorp.,
 5.70%, 1/15/14, Callable 7/15/09 @
 101...................................   415,000       442,581

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    24

--------------------------------------------------------------------------------
 HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Environmental Facscorp.,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................   570,000       610,174
New York State Environmental Facscorp.,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................    15,000        16,057
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14, Callable 9/1/07 @
 101.5................................. 1,000,000     1,025,400
New York State Municipal Bond Bank
 Revenue (LOC State Aid Withholding),
 5.50%, 12/1/12........................   850,000       922,437
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............   300,000       304,290
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17, Callable
 4/1/11 @ 101.......................... 1,000,000     1,089,150
New York State Thruway Authority
 Revenue, Highway & Bridge (MBIA
 Insured), 5.00%, 4/1/22, Callable
 4/1/14 @ 100.......................... 1,000,000     1,040,420
New York State Thruway Authority,
 Personal Income Tax Revenue, 5.50%,
 3/15/20, Prerefunded 3/15/12 @ 100....   500,000       544,780
New York State Thruway Authority,
 Personal Income Tax Revenue (FSA
 Insured), 5.00%, 3/15/13..............   645,000       684,951
New York State Thruway Authority,
 Personal Income Tax Revenue (MBIA
 Insured), 5.00%, 3/15/19, Callable
 3/15/13 @ 100......................... 1,400,000     1,455,286
New York State Thruway Authority,
 Personal Income Tax Revenue (MBIA
 Insured), 5.00%, 3/15/21, Callable
 3/15/13 @ 100.........................   500,000       518,620
New York State Thruway Authority,
 Service Contract Revenue, 5.50%,
 4/1/11................................ 1,000,000     1,074,510
New York State Urban Development Corp.
 (LOC GO of Corp.), 5.125%, 1/1/22,
 Callable 7/1/14 @ 100.................   885,000       924,896
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12, Prerefunded
 4/1/07 @ 102.......................... 1,000,000     1,038,610
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................   500,000       544,910
New York State Urban Development Corp.
 Revenue, 5.125%, 1/1/25, Prerefunded
 1/1/11 @ 100..........................   175,000       185,761
New York State Urban Development Corp.
 Revenue, Series A (MBIA Insured),
 6.50%, 1/1/09.........................   500,000       534,915
New York State Urban Development Corp.
 Revenue, Series B (FSA Insured),
 5.00%, 3/15/21, Callable 3/15/15
 @100.................................. 1,000,000     1,045,160
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14, Callable 9/15/10 @
 101...................................   300,000       317,433
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15, Callable 9/15/10 @
 101...................................   665,000       701,981

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Port Authority of New York & New Jersey
 Revenue, 5.375%, 3/1/28............... 1,100,000     1,216,622
Port Authority of New York & New Jersey
 Revenue, 5.00%, 9/1/27, Callable
 9/1/13 @ 100..........................   795,000       819,486
Port Authority of New York & New Jersey
 Special Obligation Revenue, AMT (MBIA
 Insured), 5.75%, 12/1/22, Callable
 12/1/07 @ 102.........................   500,000       523,375
Suffolk County, New York (FSA Insured),
 5.25%, 5/1/12.........................   515,000       551,632
Suffolk County, New York (FSA Insured),
 5.25%, 5/1/15.........................   100,000       108,096
Tobacco Settlement Corp., 5.00%,
 6/1/06................................ 1,000,000     1,001,040
Tobacco Settlement Corp., 5.50%,
 6/1/21, Callable 6/1/13 @ 100......... 1,000,000     1,069,490
Webster, New York Central School
 District GO (FSA Insured), 5.00%,
 6/15/14...............................   500,000       532,320
Yonkers New York, Series E (MBIA
 Insured), 5.00%, 12/1/14..............   750,000       793,590
                                                     57,942,571
                                                     ----------
PUERTO RICO - 8.4%
Puerto Rico Commonwealth, Highway and
 Transportation (MBIA Insured), 5.00%,
 9/15/17, Callable 3/15/14 @ 100....... 1,000,000     1,049,260
Puerto Rico Electric Power Authority
 Revenue (MBIA Insured), 5.25%,
 7/1/22................................ 1,000,000     1,098,790
Puerto Rico Municipal Finance Agency,
 5.00%, 8/1/12.........................   995,000     1,036,959
Puerto Rico Public Buildings Authority
 Revenue, 5.25%, 7/1/33, Callable
 7/1/14 @ 100..........................   700,000       726,320
Puerto Rico Public Finance Corp.
 Revenue (MBIA Insured), 5.25%, 8/1/29,
 Callable 7/1/10 @ 101................. 1,000,000     1,062,230
Puerto Rico Publishing Finance Corp.
 Revenue (AMBAC Insured), 5.375%,
 6/1/18................................   500,000       548,765
                                                     ----------
                                                      5,522,324
TOTAL MUNICIPAL BONDS
 (COST $62,063,070)....................              63,464,895
                                                     ----------
---------------------------------------------------------------
 INVESTMENT COMPANIES - 1.4%
---------------------------------------------------------------
BlackRock Liquidity New York Money Fund
 Portfolio Institutional Shares........   950,954       950,954
                                                     ----------
TOTAL INVESTMENT COMPANIES (COST
 $950,954).............................                 950,954
                                                     ----------
TOTAL INVESTMENTS
 (COST $63,014,024)  -- 97.8%..........              64,415,849
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $65,862,213.

AMBAC --  American Municipal Bond Assurance Corporation
AMT   --  Interest on security is subject to Federal
          Alternative Minimum Tax
FGIC  --  Federal Guaranty Insurance Corporation
FSA   --  Financial Security Assurance
GO    --  General Obligation
LOC   --  Letter of Credit
MBIA  --  Municipal Bond Insurance Association

25    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

--------------------------------------------------------------------------------
                                            HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 COMMON STOCKS - 98.4%
----------------------------------------------------------------
                                            SHARES     VALUE($)
                                            -------   ----------
AEROSPACE & DEFENSE - 2.4%
United Technologies Corp..................   18,100    1,136,861
                                                      ----------
CHEMICALS - 3.4%
Ecolab, Inc...............................   21,000      793,800
Monsanto Co...............................   10,000      834,000
                                                      ----------
                                                       1,627,800
                                                      ----------
COMPUTER SOFTWARE - 5.6%
Microsoft Corp............................   44,000    1,062,600
NAVTEQ Corp. (a)..........................   10,000      415,200
SanDisk Corp. (a).........................   19,500    1,244,685
                                                      ----------
                                                       2,722,485
                                                      ----------
COMPUTERS - 3.2%
Apple Computer, Inc. (a)..................   22,000    1,548,580
                                                      ----------
CONSUMER PRODUCTS - 6.2%
Harley-Davidson, Inc......................   10,000      508,400
Nike, Inc., Class B.......................    9,950      814,308
PepsiCo, Inc..............................   10,000      582,400
The Procter & Gamble Co...................   19,000    1,105,990
                                                      ----------
                                                       3,011,098
                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 23.6%
Caterpillar, Inc..........................   24,000    1,817,760
Donaldson Co., Inc........................   20,500      681,420
Graco, Inc................................   15,000      701,250
Illinois Tool Works, Inc..................   16,670    1,712,009
Jacobs Engineering Group, Inc. (a)........   21,000    1,736,700
Kennametal, Inc...........................   19,500    1,206,075
PACCAR, Inc...............................   15,600    1,122,108
Plum Creek Timber Co., Inc................   32,500    1,179,750
W. W. Grainger, Inc.......................   15,000    1,153,800
                                                      ----------
                                                      11,310,872
                                                      ----------
FINANCIAL SERVICES - 8.5%
American Express Co.......................   25,000    1,345,250
Ameriprise Financial, Inc.................   15,000      735,600
J.P. Morgan Chase & Co....................   17,500      794,150
The Chicago Mercantile Exchange Holdings,
 Inc......................................    2,700    1,236,600
                                                      ----------
                                                       4,111,600
                                                      ----------
HEALTH CARE - 4.3%
WellPoint, Inc. (a).......................   15,000    1,065,000
Zimmer Holdings, Inc. (a).................   16,000    1,006,400
                                                      ----------
                                                       2,071,400
                                                      ----------
HOTELS & LODGING - 4.9%
Hilton Hotels Corp........................   19,000      511,860
Las Vegas Sands Corp. (a).................   13,000      842,530
Marriott International, Inc., Class A.....   13,700    1,001,059
                                                      ----------
                                                       2,355,449
                                                      ----------
INSURANCE - 1.9%
Progressive Corp..........................    8,400      911,652
                                                      ----------
INTERNET RELATED - 1.8%
----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                            SHARES     VALUE($)
                                            -------   ----------
eBay, Inc. (a)............................   25,000      860,250
                                                      ----------
LEISURE - 1.0%
Carnival Corp.............................   10,000      468,200
                                                      ----------
MEDIA - 5.8%
McGraw-Hill Cos., Inc.....................   32,000    1,781,120
The Walt Disney Co........................   21,000      587,160
XM Satellite Radio Holdings Inc., Class A
 (a)......................................   20,000      404,400
                                                      ----------
                                                       2,772,680
                                                      ----------
OIL & GAS - 10.5%
Anadarko Petroleum Corp...................    8,000      838,560
Apache Corp...............................   11,000      781,550
Schlumberger Ltd..........................   28,000    1,935,920
Suncor Energy, Inc. ADR...................   17,500    1,500,450
                                                      ----------
                                                       5,056,480
                                                      ----------
PHARMACEUTICALS - 4.8%
Affymetrix, Inc. (a)......................   20,000      573,000
Amgen, Inc. (a)...........................   13,000      880,100
Genentech, Inc. (a).......................   11,000      876,810
                                                      ----------
                                                       2,329,910
                                                      ----------
RESTAURANTS - 1.5%
Starbucks Corp. (a).......................   20,000      745,400
                                                      ----------
RETAIL - 3.0%
Staples, Inc..............................   45,000    1,188,450
Walgreen Co...............................    6,000      251,580
                                                      ----------
                                                       1,440,030
                                                      ----------
TELECOMMUNICATIONS - 4.2%
QUALCOMM, Inc.............................   33,000    1,694,220
Verizon Communications, Inc...............   10,500      346,815
                                                      ----------
                                                       2,041,035
                                                      ----------
TRANSPORTATION - 1.8%
FedEx Corp................................    7,500      863,475
                                                      ----------
TOTAL COMMON STOCKS
 (COST $37,048,464).......................            47,385,257
                                                      ----------
----------------------------------------------------------------
 INVESTMENT COMPANIES - 1.6%
----------------------------------------------------------------
HSBC Investor Money Market Fund Class I
 Shares *.................................  780,868      780,868
                                                      ----------
TOTAL INVESTMENT COMPANIES
 (COST $780,868)..........................               780,868
                                                      ----------
TOTAL INVESTMENTS
 (COST $37,829,332) - 100.0%.............            48,166,125
                                                      ----------
                                                      ----------

--------------

Percentages indicated are based on net assets of $48,187,297.

(a) Represents non-income producing security.

* Investment in affiliate.

ADR -- American Depository Receipt

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    26

--------------------------------------------------------------------------------
 HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

---------------------------------------------------------------
 COMMON STOCKS  -- 99.1%
---------------------------------------------------------------
                                         SHARES      VALUE($)
                                        ---------   -----------
ADVERTISING SERVICES - 1.2%
aQuantive, Inc. (a)...................    15,150        379,659
                                                    -----------
AEROSPACE & DEFENSE - 2.1%
L-3 Communications Holdings, Inc......     8,025        655,644
                                                    -----------
AUTOMOTIVE - 0.1%
United Auto Group, Inc................     1,062         44,923
                                                    -----------
BANKING - 2.7%
Compass Bancshares, Inc...............     6,600        362,735
Euronet Worldwide, Inc. (a)...........     8,575        306,471
HDFC Bank Ltd. ADR....................     2,795        164,402
                                                    -----------
                                                        833,608
                                                    -----------
CHEMICALS - 2.5%
Airgas, Inc...........................    11,325        458,096
Praxair, Inc..........................     5,175        290,473
                                                    -----------
                                                        748,569
                                                    -----------
COMPUTER SERVICES - 1.8%
Cognizant Technology Solutions Corp.
 (a)..................................     8,775        558,178
                                                    -----------
COMPUTER SOFTWARE - 4.2%
Blackbaud, Inc........................    19,600        411,796
Cogent, Inc. (a)......................    15,545        254,316
NAVTEQ Corp. (a)......................     5,150        213,828
SRA International, Inc., Class A
 (a)..................................    12,600        403,452
                                                    -----------
                                                      1,283,392
                                                    -----------
COMPUTERS & PERIPHERALS - 1.0%
Logitech International SA ADR (a).....     7,300        301,490
                                                    -----------
CONSTRUCTION & ENGINEERING - 1.3%
McDermott International, Inc. (a).....     6,650        404,320
                                                    -----------
CONSTRUCTION MATERIALS - 1.8%
Florida Rock Industries, Inc..........     8,937        557,401
                                                    -----------
CONSUMER PRODUCTS - 5.0%
Constellation Brands, Inc. (a)........    15,800        390,260
Jarden Corp. (a)......................     9,200        312,800
The Toro Co...........................     3,825        189,146
Thor Industries, Inc..................     7,050        355,884
Tiffany & Co..........................     8,000        279,120
                                                    -----------
                                                      1,527,210
                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.9%
Emcor Group, Inc. (a).................    10,550        528,028
Graco, Inc............................     7,400        345,950
                                                    -----------
                                                        873,978
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 3.0%
FormFactor, Inc. (a)..................     9,725        405,435
Microchip Technology, Inc.............     8,800        327,888
ON Semiconductor Corp. (a)............    24,100        172,797
                                                    -----------
                                                        906,120
                                                    -----------
ENVIRONMENTAL SERVICES - 1.8%
Stericycle, Inc. (a)..................     8,500        559,640
                                                    -----------
FINANCIAL SERVICES - 7.6%
Affiliated Managers Group, Inc. (a)...     5,525        559,683
Blackrock, Inc., Class A..............     2,250        340,965
TD Ameritrade Holding Corp. (a).......    20,150        373,984
The Chicago Mercantile Exchange
 Holdings, Inc........................     1,050        480,900
Wright Express Corp. (a)..............    18,200        560,377
                                                    -----------
                                                      2,315,909
                                                    -----------
FOOD & BEVERAGE - 1.7%
Flowers Foods, Inc....................    18,675        524,581
                                                    -----------
---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
---------------------------------------------------------------
                                         SHARES      VALUE($)
                                        ---------   -----------
HEALTH CARE - 9.5%
Coventry Health Care, Inc. (a)........    11,350        563,754
CYTYC Corp. (a).......................    13,950        360,608
Hologic, Inc. (a).....................     9,800        467,166
Laboratory Corp. of America Holdings
 (a)..................................     5,300        302,630
Psychiatric Solutions, Inc. (a).......     2,250         74,385
ResMed, Inc. (a)......................    11,950        515,642
Techne Corp. (a)......................     1,350         76,491
VCA Antech, Inc. (a)..................    17,050        530,084
                                                    -----------
                                                      2,890,760
                                                    -----------
INDUSTRIAL MANUFACTURING - 0.5%
Ceradyne, Inc. (a)....................     2,750        145,750
                                                    -----------
INSURANCE - 5.8%
AmerUs Group Co.......................     7,400        434,010
Proassurance Corp. (a)................     8,050        405,559
StanCorp Financial Group, Inc.........     9,000        444,060
The PMI Group, Inc....................    10,450        482,268
                                                    -----------
                                                      1,765,897
                                                    -----------
LEISURE - 2.3%
Penn National Gaming, Inc. (a)........    16,975        691,222
                                                    -----------
METALS & MINING - 1.4%
Phelps Dodge Corp.....................     5,100        439,569
                                                    -----------
OIL & GAS - 10.2%
Chesapeake Energy Corp................    12,400        392,832
Helmerich & Payne, Inc................     7,900        574,645
Hugoton Royalty Trust.................       644         17,811
National-Oilwell, Inc. (a)............     8,300        572,451
Noble Corp............................     2,850        224,979
Oil States International, Inc. (a)....     6,150        248,276
Precision Drilling Trust..............    10,350        367,839
Weatherford International Ltd. (a)....     4,709        249,247
XTO Energy, Inc.......................    10,808        457,719
                                                    -----------
                                                      3,105,799
                                                    -----------
PHARMACEUTICALS - 2.4%
Gilead Sciences, Inc. (a).............     8,725        501,687
Nektar Therapeutics (a)...............     3,850         82,814
Vertex Pharmaceuticals, Inc. (a)......     4,050        147,299
                                                    -----------
                                                        731,800
                                                    -----------
REAL ESTATE - 4.2%
American Home Mortgage Investment
 Corp.................................    10,350        359,352
Global Signal, Inc....................     6,600        328,020
KKR Financial Corp....................    27,155        586,548
                                                    -----------
                                                      1,273,920
                                                    -----------
RESIDENTIAL BUILDING CONSTRUCTION - 2.4%
KB Home, Inc..........................     5,700        350,949
Pulte Homes, Inc......................    10,400        388,440
                                                    -----------
                                                        739,389
                                                    -----------
RETAIL - 6.8%
Chico's FAS, Inc. (a).................     5,500        203,830
Dick's Sporting Goods, Inc. (a).......    10,825        456,274
GameStop Corp., Class A (a)...........    11,400        538,079
Jos. A. Bank Clothiers, Inc. (a)......    10,187        427,854
Tractor Supply Co. (a)................     6,800        440,572
                                                    -----------
                                                      2,066,609
                                                    -----------
STORAGE/WAREHOUSING - 0.7%
Mobile Mini, Inc. (a).................     6,040        199,199
                                                    -----------

27    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

--------------------------------------------------------------------------------
                                                      HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
---------------------------------------------------------------
                                         SHARES      VALUE($)
                                        ---------   -----------
TELECOMMUNICATIONS - 3.0%
Comverse Technology, Inc. (a).........    12,150        275,198
j2 Global Communications, Inc. (a)....    11,300        554,717
NII Holdings, Inc. Class B (a)........     1,400         83,860
                                                    -----------
                                                        913,775
                                                    -----------
TRANSPORTATION - 5.9%
American Commercial Lines, Inc. (a)...     8,500        458,405
Old Dominion Freight Line, Inc. (a)...    21,387        688,660
Oshkosh Truck Corp....................    10,600        648,720
                                                    -----------
                                                      1,795,785
                                                    -----------
UTILITIES - 3.3%
Aqua America, Inc.....................    12,500        298,750
Equitable Resources, Inc..............    11,200        397,712
New Jersey Resources Corp.............     6,800        301,036
                                                    -----------
                                                        997,498
                                                    -----------
TOTAL COMMON STOCKS
 (COST $23,159,077)...................               30,231,594
                                                    -----------
---------------------------------------------------------------
 INVESTMENT COMPANIES  -- 1.2%
---------------------------------------------------------------
                                         SHARES      VALUE($)
                                        ---------   -----------
HSBC Investor Money Market Fund
 Class I Shares *.....................   128,744        128,744
MidCap S&P Depositary Receipt Trust
 Series 1.............................     1,600        234,352
                                                    -----------
TOTAL INVESTMENT COMPANIES
 (COST $346,214)......................                  363,096
                                                    -----------
TOTAL INVESTMENTS
 (COST $23,505,291) - 100.3%.........               30,594,690
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $30,497,877.

(a) Represents non-income producing security.

  * Investment in affiliate.

ADR -- American Depositary Receipt

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    28

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2006 (UNAUDITED)

                                       INTERMEDIATE
                                         DURATION          CORE PLUS          CORE PLUS           NEW YORK          HIGH YIELD
                                       FIXED INCOME       FIXED INCOME       FIXED INCOME         TAX-FREE         FIXED INCOME
                                           FUND          FUND (ADVISOR)          FUND            BOND FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Portfolio            $20,409,425        $80,156,957        $17,588,341                 --         $8,811,438
   Investments, at value (non
    affiliated)                                 --                 --                 --        $64,415,849                 --
   Interest and dividends
    receivable                                  --                 --                 --            895,791                 --
   Receivable for capital shares
    issued                                     500                 --             12,970             54,356              6,780
   Receivable for investments sold              --                 --                 --          1,000,000                 --
   Receivable from Investment
    Adviser                                 35,412             45,723             25,154                 --             39,564
   Prepaid expenses and other
    assets                                  10,417              5,892              4,655              8,806             12,312
                                       -----------        -----------        -----------        -----------         ----------
   TOTAL ASSETS                         20,455,754         80,208,572         17,631,120         66,374,802          8,870,094
                                       -----------        -----------        -----------        -----------         ----------
LIABILITIES:
   Dividends payable                        81,321            336,992             66,485            175,359             50,969
   Payable for capital shares
    redeemed                                25,843             28,592             43,455            260,796             47,562
   Accrued related party expenses and other
    liabilities:
      Investment management                     --                 --                 --             13,657                 --
      Administration                         1,244              4,498                720              5,228                267
      Distribution                           4,515                 --              6,562             10,685              1,025
      Shareholder servicing                  1,176                 --              3,633             10,371              1,241
      Accounting                                --                 --                 --              3,315                 --
      Compliance Service                        56                111                 38                100                 23
      Custodian                                 --                 --                 --                479                 --
      Transfer Agent                        15,420              7,552              8,946             13,734             12,166
      Trustee                                   --                 --                 --                 --                 25
      Other                                    463             12,075                553             18,865              1,806
                                       -----------        -----------        -----------        -----------         ----------
   TOTAL LIABILITIES                       130,038            389,820            130,392            512,589            115,084
                                       -----------        -----------        -----------        -----------         ----------
NET ASSETS                             $20,325,716        $79,818,752        $17,500,728        $65,862,213         $8,755,010
                                       -----------        -----------        -----------        -----------         ----------
                                       -----------        -----------        -----------        -----------         ----------
..................................................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                             $21,300,366        $82,254,590        $18,685,874        $64,462,909         $8,597,892
   Accumulated net investment
    income (loss)                             (962)         1,386,775            103,977                 --                450
   Accumulated net realized gains
    (losses) from investments and
    foreign currency transactions         (675,224)        (2,652,788)        (1,026,418)            (2,521)            11,270
   Unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                            (298,464)        (1,169,825)          (262,705)         1,401,825            145,398
                                       -----------        -----------        -----------        -----------         ----------
NET ASSETS                             $20,325,716        $79,818,752        $17,500,728        $65,862,213         $8,755,010
                                       -----------        -----------        -----------        -----------         ----------
                                       -----------        -----------        -----------        -----------         ----------
..................................................................................................................................
NET ASSETS
   Class A Shares:                     $   987,853        $        --        $12,117,659        $33,176,888         $4,402,266
   Class B Shares:                     $ 4,166,985        $        --        $ 5,149,223        $15,314,618         $1,618,685
   Class C Shares:                     $   505,600        $        --        $   233,846        $ 1,419,545         $  139,314
   Class I Shares:                     $14,665,278        $        --        $        --        $15,951,162         $2,594,745
   Advisor Shares:                     $        --        $79,818,752        $        --        $        --         $       --
                                       -----------        -----------        -----------        -----------         ----------
                                       $20,325,716        $79,818,752        $17,500,728        $65,862,213         $8,755,010
                                       -----------        -----------        -----------        -----------         ----------
                                       -----------        -----------        -----------        -----------         ----------
..................................................................................................................................
SHARES OUTSTANDING
   Class A Shares:                         103,575                 --          1,199,774          3,020,341            431,468
   Class B Shares:                         436,106                 --            509,258          1,395,615            158,604
   Class C Shares:                          52,942                 --             23,166            128,874             13,619
   Class I Shares:                       1,535,609                 --                 --          1,452,010            254,286
   Advisor Shares:                              --          8,033,841                 --                 --                 --
..................................................................................................................................
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE
   Class A Shares:                     $      9.54        $        --        $     10.10        $     10.98         $    10.20
   Class B Shares:*                    $      9.55        $        --        $     10.11        $     10.97         $    10.21
   Class C Shares:*                    $      9.55        $        --        $     10.09        $     11.01         $    10.23
   Class I Shares:                     $      9.55        $        --        $        --        $     10.99         $    10.20
   Advisor Shares:                     $        --        $      9.94        $        --        $        --         $       --
   Maximum sales charge -- Class A
    Shares                                   4.75%                 --              4.75%              4.75%              4.75%
                                       -----------        -----------        -----------        -----------         ----------
                                       -----------        -----------        -----------        -----------         ----------
   Maximum Offering Price per share
    (Net Asset Value/(100%-maximum
    sales charge))                     $     10.02        $        --        $     10.60        $     11.53         $    10.71
                                       -----------        -----------        -----------        -----------         ----------
                                       -----------        -----------        -----------        -----------         ----------
   Investments, at cost                                                                         $63,014,024
                                                                                                -----------
                                                                                                -----------

--------------

* Redemption Price per share varies by length of time shares are held.

29    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                 HSBC INVESTOR FAMILY OF FUNDS


                                          GROWTH             VALUE            GROWTH AND          MID-CAP         INTERNATIONAL
                                           FUND               FUND           INCOME FUND            FUND           EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Portfolio            $39,743,088        $42,663,555                 --                 --        $261,289,157
   Investments at value (non
    affiliated)                                 --                 --        $47,385,257        $30,465,946                  --
   Investment in affiliates at
    value                                       --                 --            780,868            128,744                  --
   Cash                                         --                 --                 --             32,951                  --
   Interest and dividends
    receivable                                  --                 --             31,932              3,810                  --
   Receivable for capital shares
    issued                                  13,518             12,248              4,000              4,510                  --
   Receivable from Investment
    Adviser                                 12,008             13,465              6,125             14,131                  --
   Reclaims receivable                          --                 --                 --                 --             174,891
   Prepaid expenses and other
    assets                                  10,531             15,991             49,122             17,127               9,806
                                       -----------        -----------        -----------        -----------        ------------
   TOTAL ASSETS                         39,779,145         42,705,259         48,257,304         30,667,219         261,473,854
                                       -----------        -----------        -----------        -----------        ------------
LIABILITIES:
   Payable for investments
    purchased                                   --                 --                 --             93,408                  --
   Payable for capital shares
    redeemed                                27,008             29,185              4,199              8,740              31,368
   Accrued expenses and other
    liabilities:
      Investment management                     --                 --             23,925             18,829                  --
      Administration                         1,221              1,283             10,255              4,854              18,460
      Distribution                           1,126              1,394              3,015              5,215                  --
      Shareholder servicing                  5,064              5,348              1,281              2,224                  --
      Accounting                                --                 --              3,710              3,210                  --
      Compliance service                        18                 34                307                 52                 101
      Custodian                                 --                 --              8,258             11,689                  --
      Transfer Agent                        14,874             16,674             13,374             18,534               6,591
      Other                                    528                654              1,683              2,587              14,819
                                       -----------        -----------        -----------        -----------        ------------
   TOTAL LIABILITIES                        49,839             54,572             70,007            169,342              71,339
                                       -----------        -----------        -----------        -----------        ------------
NET ASSETS                             $39,729,306        $42,650,687        $48,187,297        $30,497,877        $261,402,515
                                       -----------        -----------        -----------        -----------        ------------
                                       -----------        -----------        -----------        -----------        ------------
...................................................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                             $32,410,692        $31,827,606        $48,690,600        $22,201,908        $179,344,520
   Accumulated net investment
    income (loss)                          (33,939)           115,592            (21,187)            58,491             119,256
   Accumulated net realized gains
    (losses) from investments and
    foreign currency transactions        1,917,292          1,722,902        (10,818,909)         1,148,079           9,082,392
   Unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                           5,435,261          8,984,587         10,336,793          7,089,399          72,856,347
                                       -----------        -----------        -----------        -----------        ------------
NET ASSETS                             $39,729,306        $42,650,687        $48,187,297        $30,497,877        $261,402,515
                                       -----------        -----------        -----------        -----------        ------------
                                       -----------        -----------        -----------        -----------        ------------
...................................................................................................................................
NET ASSETS
   Class A Shares:                     $22,484,269        $23,865,840        $ 1,423,971        $ 2,505,254        $         --
   Class B Shares:                     $ 1,457,002        $ 1,906,599        $ 4,683,455        $ 8,194,611        $         --
   Class C Shares:                     $   353,529        $   340,750        $    65,410        $   128,870        $         --
   Class I Shares:                     $15,434,506        $16,537,498        $42,014,461        $        --        $         --
   Advisor Shares:                     $        --        $        --        $        --        $        --        $261,402,515
   Trust Shares:                       $        --        $        --        $        --        $19,669,142        $         --
                                       -----------        -----------        -----------        -----------        ------------
                                       $39,729,306        $42,650,687        $48,187,297        $30,497,877        $261,402,515
                                       -----------        -----------        -----------        -----------        ------------
                                       -----------        -----------        -----------        -----------        ------------
...................................................................................................................................
SHARES OUTSTANDING
   Class A Shares:                       1,497,422          1,526,002            130,191            277,060                  --
   Class B Shares:                         101,415            126,748            436,099            957,641                  --
   Class C Shares:                          24,475             22,513              6,039             14,932                  --
   Class I Shares:                       1,026,578          1,058,353          3,838,604                 --                  --
   Advisor Shares:                              --                 --                 --                 --          12,261,561
   Trust Shares:                                --                 --                 --          1,965,695                  --
...................................................................................................................................
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE
   Class A Shares:                     $     15.02        $     15.64        $     10.94        $      9.04        $         --
   Class B Shares:*                    $     14.37        $     15.04        $     10.74        $      8.56        $         --
   Class C Shares:*                    $     14.44        $     15.14        $     10.83        $      8.63        $         --
   Class I Shares:                     $     15.03        $     15.63        $     10.95        $        --        $         --
   Advisor Shares:                     $        --        $        --        $        --        $        --        $      21.32
   Trust Shares:                       $        --        $        --        $        --        $      9.18        $         --
   Maximum sales charge -- Class A
    Shares                                   5.00%              5.00%              5.00%              5.00%                  --
                                       -----------        -----------        -----------        -----------        ------------
                                       -----------        -----------        -----------        -----------        ------------
   Maximum Offering Price per share
    (Net Asset Value/(100%-maximum
    sales charge))                     $     15.81        $     16.46        $     11.52        $      9.52        $         --
                                       -----------        -----------        -----------        -----------        ------------
                                       -----------        -----------        -----------        -----------        ------------
   Investments, at cost                                                      $37,829,332        $23,505,291
                                                                             -----------        -----------
                                                                             -----------        -----------

--------------
 * Redemption Price per share varies by length of time shares are held.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    30

HSBC INVESTOR FAMILY OF FUNDS


                                                            OVERSEAS          SMALL CAP         OPPORTUNITY
                                                          EQUITY FUND        EQUITY FUND            FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Portfolio                               $26,178,045        $198,995,436       $31,063,731
   Receivable for capital shares issued                        10,232                  --             6,103
   Receivable from Investment Adviser                              --                  --             5,396
   Tax reclaims receivable                                     32,773                  --                --
   Prepaid expenses and other assets                            8,879               8,778             6,031
                                                          -----------        ------------       -----------
   TOTAL ASSETS                                            26,229,929         199,004,214        31,081,261
                                                          -----------        ------------       -----------
LIABILITIES:
   Payable for capital shares redeemed                          5,690              17,405             4,254
   Administration                                                 913               8,830             1,159
   Distribution                                                 2,329                  --             2,525
   Shareholder services                                         5,272                  --             6,321
   Compliance Service                                              18                 155                21
   Transfer agent                                              11,002               8,313            14,816
   Printing                                                       659              34,418               801
   Other                                                          493               4,040               630
                                                          -----------        ------------       -----------
   TOTAL LIABILITIES                                           26,376              73,161            30,527
                                                          -----------        ------------       -----------
NET ASSETS                                                $26,203,553        $198,931,053       $31,050,734
                                                          -----------        ------------       -----------
                                                          -----------        ------------       -----------

...............................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                                                $16,514,054        $134,427,806       $22,378,978
   Accumulated net investment income (loss)                   (78,120)           (455,373)         (170,067)
   Accumulated net realized gains (losses) from
    investments, and foreign currency transactions          1,143,710          17,454,527         2,215,465
   Unrealized appreciation/depreciation from
    investments, and foreign currencies                     8,623,909          47,504,093         6,626,358
                                                          -----------        ------------       -----------
NET ASSETS                                                $26,203,553        $198,931,053       $31,050,734
                                                          -----------        ------------       -----------
                                                          -----------        ------------       -----------

...............................................................................................................
NET ASSETS
   Class A Shares:                                        $22,767,315        $         --       $25,527,758
   Class B Shares:                                        $ 3,224,725        $         --         5,168,769
   Class C Shares:                                        $   211,513        $         --           354,207
   Advisor Shares:                                                 --         198,931,053                --
                                                          -----------        ------------       -----------
                                                          $26,203,553        $198,931,053       $31,050,734
                                                          -----------        ------------       -----------
                                                          -----------        ------------       -----------

...............................................................................................................
SHARES OUTSTANDING
   Class A Shares:                                          1,246,865                  --         1,757,878
   Class B Shares:                                            184,255                  --           382,306
   Class C Shares:                                             11,845                  --            25,955
   Advisor Shares:                                                 --          11,359,091                --
                                                          -----------        ------------       -----------

...............................................................................................................
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
   Class A Shares:                                        $     18.26        $         --       $     14.52
   Class B Shares:*                                       $     17.50        $         --       $     13.52
   Class C Shares:*                                       $     17.86        $         --       $     13.65
   Advisor Shares:                                        $        --        $      17.51       $        --
   Maximum sales charge -- Class A Shares                       5.00%                  --             5.00%
                                                          -----------        ------------       -----------
                                                          -----------        ------------       -----------
   Maximum Offering Price per share (Net Asset
    Value/(100%-maximum sales charge))                    $     19.22        $         --       $     15.28
                                                          -----------        ------------       -----------
                                                          -----------        ------------       -----------

--------------
 * Redemption Price per share varies by length of time shares are held.

31    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

 STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)


                                                INTERMEDIATE      CORE PLUS
                                                  DURATION       FIXED INCOME      CORE PLUS         NEW YORK        HIGH YIELD
                                                FIXED INCOME         FUND         FIXED INCOME       TAX-FREE       FIXED INCOME
                                                    FUND          (ADVISOR)           FUND          BOND FUND         FUND (B)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                     $        --      $        --      $        --      $ 1,388,727      $        --
   Dividends                                             --               --               --           22,344               --
   Investment income from Portfolio                 620,070        2,271,952          537,293               --          258,735
   Expenses from Portfolio                          (93,369)        (262,034)         (61,946)              --          (61,301)
                                                -----------      -----------      -----------      -----------      -----------
   TOTAL INVESTMENT INCOME                          526,701        2,009,918          475,347        1,411,071          197,434
                                                -----------      -----------      -----------      -----------      -----------
..................................................................................................................................
EXPENSES:
   Investment management                                 --               --               --           84,333               --
   Administration                                     4,527           15,592            3,685           25,299            1,254
   Distribution:
      Class B Shares                                 16,799               --           21,383           58,843            2,859
      Class C Shares                                  1,928               --              994            6,013              315
   Shareholder servicing:
      Class A Shares                                  1,279               --           17,108           42,559            4,680
      Class B Shares                                  5,600               --            7,128           19,614              953
      Class C Shares                                    643               --              331            2,004              105
   Accounting                                        14,341            4,464           13,389           37,479           13,399
   Compliance service                                   218              638              167            6,406               64
   Custodian                                             --               --               --           11,826               --
   Registration                                       2,611            4,220            2,610            1,835              436
   Printing                                           5,344           14,868            4,247           12,201            1,538
   Transfer agent                                    33,336           14,273           31,968           36,808           31,118
   Trustee                                              344            1,003              266            1,557               96
   Other                                              2,146            6,940            1,729            9,296              522
                                                -----------      -----------      -----------      -----------      -----------
      Total expenses before fee reductions           89,116           61,998          105,005          356,073           57,339
      Fees reduced by Investment
        Adviser                                     (70,003)         (46,498)         (59,002)              --          (91,121)
                                                -----------      -----------      -----------      -----------      -----------
      NET EXPENSES                                   19,113           15,500           46,003          356,073          (33,782)
                                                -----------      -----------      -----------      -----------      -----------
..................................................................................................................................
NET INVESTMENT INCOME                               507,588        1,994,418          429,344        1,054,998          231,216
                                                -----------      -----------      -----------      -----------      -----------
..................................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS AND FOREIGN CURRENCIES: (A)
Net realized gains (losses) from investments
 and foreign currency transactions                 (371,470)      (1,224,590)        (304,654)          (2,521)          11,270
Change in unrealized
 appreciation/depreciation from investments
 and foreign currencies                              90,960          (11,967)          53,865         (443,430)         145,398
                                                -----------      -----------      -----------      -----------      -----------
..................................................................................................................................
Net realized/unrealized gains from
 investments and foreign currency
 transactions                                      (280,510)      (1,236,557)        (250,789)        (445,951)         156,668
                                                -----------      -----------      -----------      -----------      -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                     $   227,078      $   757,861      $   178,555      $   609,047      $   387,884
                                                -----------      -----------      -----------      -----------      -----------
                                                -----------      -----------      -----------      -----------      -----------

--------------

(a) With the exception of New York Tax-Free Bond Fund, represents amounts allocated from the respective Master Portfolios.

(b) High Yield Fixed Income Fund commenced operations on November 18, 2005.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    32

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30,
2006 (UNAUDITED) (CONTINUED)

                                                                              GROWTH AND                          INTERNATIONAL
                                          GROWTH             VALUE              INCOME            MID-CAP             EQUITY
                                           FUND               FUND               FUND               FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                           $        --        $        --        $   278,093         $  295,665        $        --
   Dividends from affiliated
    investments                                 --                 --             11,010              8,729                 --
   Income from securities lending               --                 --                106              1,800                 --
   Investment income from Portfolio        188,001            409,650                 --                 --          2,349,524
   Tax reclaims                                 --                 --                 --                 --             13,101
   Foreign tax withholding from
    Portfolio                                   --                 --                 --                 --           (182,261)
   Expenses from Portfolio                (134,705)          (149,348)                --                 --           (941,293)
                                       -----------        -----------        -----------         ----------        -----------
   TOTAL INVESTMENT INCOME (LOSS)           53,296            260,302            289,209            306,194          1,239,071
                                       -----------        -----------        -----------         ----------        -----------
.................................................................................................................................
EXPENSES:
   Investment management                        --                 --            145,736            110,467                 --
   Administration                            7,289              7,768             18,216             11,046             41,213
   Distribution:
      Class B Shares                         5,231              6,937             16,850             29,177                 --
      Class C Shares                         1,326              1,311                234                444                 --
   Shareholder servicing:
      Class A Shares                        28,460             29,832              1,714              2,890                 --
      Class B Shares                         1,744              2,312              5,617              9,726                 --
      Class C Shares                           442                437                 78                148                 --
   Accounting                               17,852             17,852             32,678             32,104              4,463
   Compliance service                          261                290                869                405              1,408
   Custodian                                    --                 --             18,289             17,575                 --
   Interest                                     --                 --                372                 60                 --
   Printing                                  6,375              7,188             11,235              5,117             34,547
   Transfer agent                           47,363             47,822             35,630             46,752             16,144
   Trustee                                     406                453              1,462                657              2,206
   Other                                     7,491              7,834             20,825              7,935             19,342
                                       -----------        -----------        -----------         ----------        -----------
      Total expenses before fee
        reductions                         124,240            130,036            309,805            274,503            119,323
      Fees reduced by Investment
        Adviser
        (see note 3)                       (37,005)           (41,705)           (24,957)           (26,800)                --
                                       -----------        -----------        -----------         ----------        -----------
      NET EXPENSES                          87,235             88,331            284,848            247,703            119,323
                                       -----------        -----------        -----------         ----------        -----------
.................................................................................................................................
NET INVESTMENT INCOME (LOSS)               (33,939)           171,971              4,361             58,491          1,119,748
                                       -----------        -----------        -----------         ----------        -----------
.................................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES: (A)
Net realized gains (losses) from
 investments and foreign currency
 transactions                            2,072,347          1,509,780          2,915,091          1,164,071          9,296,575
Change in unrealized
 appreciation/deprciation from
 investments and foreign currencies        926,809          3,547,709          2,805,379          3,098,376         44,438,050
                                       -----------        -----------        -----------         ----------        -----------
.................................................................................................................................
Net realized/unrealized gains from
 investments and foreign currency
 transactions                            2,999,156          5,057,489          5,720,470          4,262,447         53,734,625
                                       -----------        -----------        -----------         ----------        -----------
CHANGE IN NET ASSETS RESULTING FROM
OPERATIONS                             $ 2,965,217        $ 5,229,460        $ 5,724,831         $4,320,938        $54,854,373
                                       -----------        -----------        -----------         ----------        -----------
                                       -----------        -----------        -----------         ----------        -----------

--------------

(a) With the exception of Growth and Income Fund and Mid-Cap Fund, represents amounts allocated from the respective Master Portfolios.

33    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                 HSBC INVESTOR FAMILY OF FUNDS

                STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30,
                                                  2006 (UNAUDITED) (CONTINUED)

                                                OVERSEAS          SMALL CAP
                                                 EQUITY             EQUITY          OPPORTUNITY
                                                  FUND               FUND               FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Investment income from Portfolio               257,104            503,421             79,466
   Tax reclaims                                       553                 --                 --
   Foreign tax withholding from Portfolio         (19,438)                --                 --
   Expenses from Portfolio                       (105,617)          (851,746)          (134,551)
                                              -----------        -----------        -----------
   TOTAL INVESTMENT INCOME                        132,602           (348,325)           (55,085)
                                              -----------        -----------        -----------
..................................................................................................
EXPENSES:
   Administration                                   4,616             35,226              5,558
   Distribution:
      Class B Shares                               10,257                 --             18,396
      Class C Shares                                  695                 --              1,253
   Shareholder servicing:
      Class A Shares                               27,121                 --             30,503
      Class B Shares                                3,419                 --              6,132
      Class C Shares                                  232                 --                418
   Accounting                                      13,389              4,463             13,389
   Compliance service                                 170              1,306                203
   Registration                                     5,529              4,865              3,789
   Printing                                         4,138             28,410              4,976
   Transfer agent                                  35,286             17,332             44,453
   Trustee                                            266              2,047                319
   Other                                            1,698             13,399              2,022
                                              -----------        -----------        -----------
      Total expenses before fee reductions        106,816            107,048            131,411
      Fees reduced by Investment Adviser               --                 --            (16,429)
                                              -----------        -----------        -----------
      NET EXPENSES                                106,816            107,048            114,982
                                              -----------        -----------        -----------
..................................................................................................
NET INVESTMENT INCOME (LOSS)                       25,786           (455,373)          (170,067)
                                              -----------        -----------        -----------
..................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses) from
 investments and foreign currency
 transactions                                   1,157,445         18,320,005          2,320,623
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies             4,877,374         17,942,570          3,403,784
                                              -----------        -----------        -----------
..................................................................................................
Net realized/unrealized gains from
 investments and foreign currency
 transactions                                   6,034,819         36,262,575          5,724,407
                                              -----------        -----------        -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                   $ 6,060,605        $35,807,202        $ 5,554,340
                                              -----------        -----------        -----------
                                              -----------        -----------        -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    34

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                INTERMEDIATE DURATION                                 CORE PLUS
                                                  FIXED INCOME FUND                          FIXED INCOME FUND (ADVISOR)
                                 ------------------------------------------------------------------------------------------------
                                           FOR THE                                         FOR THE
                                       SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                        APRIL 30, 2006           YEAR ENDED             APRIL 30, 2006           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2005           (UNAUDITED)          OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)          $   507,588            $ 1,217,650              $  1,994,418           $  4,410,508
   Net realized gains (losses)
    from investments and foreign
    currency transactions                   (371,470)              (164,652)               (1,224,590)             5,419,977
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                                90,960               (909,347)                  (11,967)            (7,924,615)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                             227,078                143,651                   757,861              1,905,870
                                         -----------            -----------              ------------           ------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                            (22,252)               (46,585)                       --                     --
   Class B Shares                            (80,330)              (167,671)                       --                     --
   Class C Shares                             (9,230)               (17,702)                       --                     --
   Class I Shares                           (411,420)            (1,107,840)                       --                     --
   Advisor Shares                                 --                     --                (2,008,514)            (4,620,609)
NET REALIZED GAINS:
   Class A Shares                                 --                 (8,294)                       --                     --
   Class B Shares                                 --                (34,076)                       --                     --
   Class C Shares                                 --                 (3,623)                       --                     --
   Class I Shares                                 --               (168,256)                       --                     --
   Advisor Shares                                 --                     --                (3,712,469)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                      (523,232)            (1,554,047)               (5,720,983)            (4,620,609)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            (10,556,938)            (7,184,938)               (4,961,563)           (17,060,133)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS                     (10,853,092)            (8,595,334)               (9,924,685)           (19,774,872)
...............................................................................................................................
NET ASSETS:
   Beginning of period                    31,178,808             39,774,142                89,743,437            109,518,309
                                         -----------            -----------              ------------           ------------
   End of period                         $20,325,716            $31,178,808              $ 79,818,752           $ 89,743,437
                                         -----------            -----------              ------------           ------------
                                         -----------            -----------              ------------           ------------
   Accumulated net investment
    income (loss)                        $      (962)           $    14,682              $  1,386,775           $  1,400,871
                                         -----------            -----------              ------------           ------------
                                         -----------            -----------              ------------           ------------

35    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                  HSBC INVESTOR FAMILY OF FUNDS

                                                INTERMEDIATE DURATION                                 CORE PLUS
                                                  FIXED INCOME FUND                          FIXED INCOME FUND (ADVISOR)
---------------------------------------------------------------------------------------------------------------------------------
                                           FOR THE                                         FOR THE
                                       SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                        APRIL 30, 2006           YEAR ENDED             APRIL 30, 2006           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2005           (UNAUDITED)          OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued           $      7,199           $     34,242             $         --           $         --
   Dividends reinvested                        17,838                 50,200                       --                     --
   Cost of shares redeemed                    (78,322)              (535,335)                      --                     --
                                         ------------           ------------             ------------           ------------
Class A Shares capital
 transactions                                 (53,285)              (450,893)                      --                     --
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                 46,953                321,814                       --                     --
   Dividends reinvested                        58,793                167,106                       --                     --
   Cost of shares redeemed                   (731,034)            (1,732,661)                      --                     --
                                         ------------           ------------             ------------           ------------
Class B Shares capital
 transactions                                (625,288)            (1,243,741)                      --                     --
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                    900                 73,800                       --                     --
   Dividends reinvested                         8,128                 20,896                       --                     --
   Cost of shares redeemed                    (23,791)              (222,961)                      --                     --
                                         ------------           ------------             ------------           ------------
Class C Shares capital
 transactions                                 (14,763)              (128,265)                      --                     --
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
CLASS I SHARES:
   Proceeds from shares issued                525,544              3,589,138                       --                     --
   Dividends reinvested                       293,804                949,314                       --                     --
   Cost of shares redeemed                (10,682,950)            (9,900,491)                      --                     --
                                         ------------           ------------             ------------           ------------
Class I Shares capital
 transactions                              (9,863,602)            (5,362,039)                      --                     --
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
ADVISOR SHARES:
   Proceeds from shares issued                     --                     --               12,970,059             19,120,519
   Dividends reinvested                            --                     --                3,770,788              2,839,680
   Cost of shares redeemed                         --                     --              (21,702,410)           (39,020,332)
                                         ------------           ------------             ------------           ------------
Advisor Shares capital
 transactions                                      --                     --               (4,961,563)           (17,060,133)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            $(10,556,938)          $ (7,184,938)            $ (4,961,563)          $(17,060,133)
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                         747                  3,469                       --                     --
   Reinvested                                   1,849                  5,075                       --                     --
   Redeemed                                    (8,153)               (54,165)                      --                     --
                                         ------------           ------------             ------------           ------------
Change in Class A Shares                       (5,557)               (45,621)                      --                     --
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
CLASS B SHARES:
   Issued                                       4,881                 32,423                       --                     --
   Reinvested                                   6,085                 16,867                       --                     --
   Redeemed                                   (75,737)              (175,199)                      --                     --
                                         ------------           ------------             ------------           ------------
Change in Class B Shares                      (64,771)              (125,909)                      --                     --
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
CLASS C SHARES:
   Issued                                          93                  7,375                       --                     --
   Reinvested                                     842                  2,111                       --                     --
   Redeemed                                    (2,465)               (22,459)                      --                     --
                                         ------------           ------------             ------------           ------------
Change in Class C Shares                       (1,530)               (12,973)                      --                     --
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
CLASS I SHARES:
   Issued                                      54,287                362,553                       --                     --
   Reinvested                                  30,405                 95,902                       --                     --
   Redeemed                                (1,104,817)            (1,000,441)                      --                     --
                                         ------------           ------------             ------------           ------------
Change in Class I Shares                   (1,020,125)              (541,986)                      --                     --
                                         ------------           ------------             ------------           ------------
...............................................................................................................................
ADVISOR SHARES:
   Issued                                          --                     --                1,277,241              1,776,405
   Reinvested                                      --                     --                  371,977                264,105
   Redeemed                                        --                     --               (2,124,536)            (3,627,137)
                                         ------------           ------------             ------------           ------------
Change in Advisor Shares                           --                     --                 (475,318)            (1,586,627)
                                         ------------           ------------             ------------           ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    36

HSBC INVESTOR FAMILY OF FUNDS

                                                   CORE PLUS FIXED
                                                     INCOME FUND                             NEW YORK TAX-FREE BOND FUND
                                    ---------------------------------               ---------------------------------------------
                                           FOR THE                                         FOR THE
                                       SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                        APRIL 30, 2006           YEAR ENDED             APRIL 30, 2006           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2005           (UNAUDITED)          OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)          $   429,344            $   917,047              $ 1,054,998            $ 2,050,916
   Net realized gains (losses)
    from investments and foreign
    currency transactions                   (304,654)               357,536                   (2,521)               100,731
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                                53,865             (1,010,611)                (443,430)            (1,531,859)
                                         -----------            -----------              -----------            -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                             178,555                263,972                  609,047                619,788
                                         -----------            -----------              -----------            -----------
..............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                           (317,894)              (736,448)                (554,966)            (1,025,066)
   Class B Shares                           (110,989)              (217,164)                (197,222)              (381,218)
   Class C Shares                             (5,171)               (12,298)                 (20,047)               (46,591)
   Class I Shares                                 --                     --                 (282,763)              (598,043)
NET REALIZED GAINS:
   Class A Shares                            (73,046)                    --                  (50,865)               (52,912)
   Class B Shares                            (29,922)                    --                  (23,139)               (26,947)
   Class C Shares                             (1,351)                    --                   (2,487)                (3,247)
   Class I (Adviser) Shares                       --                     --                  (24,240)               (30,806)
                                         -----------            -----------              -----------            -----------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                      (538,373)              (965,910)              (1,155,729)            (2,164,830)
                                         -----------            -----------              -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (6,237,912)               158,293               (3,052,984)            (1,586,390)
                                         -----------            -----------              -----------            -----------
CHANGE IN NET ASSETS                      (6,597,730)              (543,645)              (3,599,666)            (3,131,432)
..............................................................................................................................
NET ASSETS:
   Beginning of period                    24,098,458             24,642,103               69,461,879             72,593,311
                                         -----------            -----------              -----------            -----------
   End of period                         $17,500,728            $24,098,458              $65,862,213            $69,461,879
                                         -----------            -----------              -----------            -----------
                                         -----------            -----------              -----------            -----------
   Accumulated net investment
    income (loss)                        $   103,977            $   108,687              $        --            $        --
                                         -----------            -----------              -----------            -----------
                                         -----------            -----------              -----------            -----------

37    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                HSBC INVESTOR FAMILY OF FUNDS

                                                         CORE PLUS FIXED                            NEW YORK TAX-FREE
                                                           INCOME FUND                                  BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                            APRIL 30, 2006         YEAR ENDED           APRIL 30, 2006         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                  $ 1,114,368          $ 5,377,389            $ 5,115,087          $11,178,427
   Dividends reinvested                             350,787              686,992                512,427              997,193
   Cost of shares redeemed                       (6,747,374)          (5,153,657)            (6,613,976)          (9,874,970)
                                                -----------          -----------            -----------          -----------
Class A Shares capital transactions              (5,282,219)             910,724               (986,462)           2,300,650
                                                -----------          -----------            -----------          -----------
................................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                       65,007              276,141                531,771            1,160,530
   Dividends reinvested                             113,538              182,474                152,792              300,525
   Cost of shares redeemed                       (1,088,598)          (1,128,034)            (1,498,855)          (2,294,196)
                                                -----------          -----------            -----------          -----------
Class B Shares capital transactions                (910,053)            (669,419)              (814,292)            (833,141)
                                                -----------          -----------            -----------          -----------
................................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                            5               41,252                  2,333              168,099
   Dividends reinvested                               6,027               12,108                 13,121               31,499
   Cost of shares redeemed                          (51,672)            (136,372)              (366,944)            (712,746)
                                                -----------          -----------            -----------          -----------
Class C Shares capital transactions                 (45,640)             (83,012)              (351,490)            (513,148)
                                                -----------          -----------            -----------          -----------
................................................................................................................................
CLASS I SHARES:
   Proceeds from shares issued                           --                   --                883,457            3,878,812
   Dividends reinvested                                  --                   --                 24,996               88,333
   Cost of shares redeemed                               --                   --             (1,809,193)          (6,507,896)
                                                -----------          -----------            -----------          -----------
Class I Shares capital transactions                      --                   --               (900,740)          (2,540,751)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(6,237,912)         $   158,293            $(3,052,984)         $(1,586,390)
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------
................................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                           108,454              510,841                461,402              994,246
   Reinvested                                        34,152               65,729                 46,168               88,791
   Redeemed                                        (655,716)            (491,249)              (596,318)            (879,250)
                                                -----------          -----------            -----------          -----------
Change in Class A Shares                           (513,110)              85,321                (88,748)             203,787
                                                -----------          -----------            -----------          -----------
................................................................................................................................
CLASS B SHARES:
   Issued                                             6,347               26,263                 47,962              103,036
   Reinvested                                        11,046               17,068                 13,779               26,746
   Redeemed                                        (106,156)            (107,440)              (135,230)            (204,345)
                                                -----------          -----------            -----------          -----------
Change in Class B Shares                            (88,763)             (64,109)               (73,489)             (74,563)
                                                -----------          -----------            -----------          -----------
................................................................................................................................
CLASS C SHARES:
   Issued                                                --                3,914                    210               14,856
   Reinvested                                           588                1,153                  1,179                2,794
   Redeemed                                          (5,069)             (13,005)               (32,948)             (63,317)
                                                -----------          -----------            -----------          -----------
Change in Class C Shares                             (4,481)              (7,938)               (31,559)             (45,667)
                                                -----------          -----------            -----------          -----------
................................................................................................................................
CLASS I SHARES:
   Issued                                                --                   --                 79,871              345,617
   Reinvested                                            --                   --                  2,252                7,844
   Redeemed                                              --                   --               (162,779)            (579,080)
                                                -----------          -----------            -----------          -----------
Change in Class I Shares                                 --                   --                (80,656)            (225,619)
                                                -----------          -----------            -----------          -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    38

HSBC INVESTOR FAMILY OF FUNDS

                                                              HIGH YIELD FIXED
                                                                 INCOME FUND
-------------------------------------------------------------------------------------------
                                                      FOR THE
                                                   PERIOD ENDED
                                                  APRIL 30, 2006*
                                                    (UNAUDITED)
------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                       $   231,216
   Net realized gains (losses) from investment
    transactions                                           11,270
   Change in unrealized appreciation/depreciation
    from investments                                      145,398
                                                      -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS            387,884
                                                      -----------
...................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                        (128,995)
   Class B Shares                                         (24,064)
   Class C Shares                                          (2,701)
   Class I Shares                                         (75,006)
                                                      -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS          (230,766)
                                                      -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          8,597,892
                                                      -----------
CHANGE IN NET ASSETS                                    8,755,010
...................................................................
NET ASSETS:
   Beginning of period                                         --
                                                      -----------
   End of period                                      $ 8,755,010
                                                      -----------
                                                      -----------
   Accumulated net investment income (loss)           $       450
                                                      -----------
                                                      -----------

--------------

* The High Yield Fixed Income Fund commenced operation on November 18, 2005.

39    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                              HIGH YIELD FIXED
                                                                 INCOME FUND
-------------------------------------------------------------------------------------------
                                                      FOR THE
                                                   PERIOD ENDED
                                                  APRIL 30, 2006*
                                                    (UNAUDITED)
--------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                         $4,760,670
   Dividends reinvested                                    97,961
   Cost of shares redeemed                               (542,661)
                                                       ----------
Class A Shares capital transactions                     4,315,970
                                                       ----------
....................................................................
CLASS B SHARES:
   Proceeds from shares issued                          1,629,211
   Dividends reinvested                                    12,189
   Cost of shares redeemed                                (43,659)
                                                       ----------
Class B Shares capital transactions                     1,597,741
                                                       ----------
....................................................................
CLASS C SHARES:
   Proceeds from shares issued                            135,136
   Dividends reinvested                                     1,918
   Cost of shares redeemed                                   (110)
                                                       ----------
Class C Shares capital transactions                       136,944
                                                       ----------
....................................................................
CLASS I SHARES:
   Proceeds from shares issued                          2,602,052
   Dividends reinvested                                    58,869
   Cost of shares redeemed                               (113,684)
                                                       ----------
Class I Shares capital transactions                     2,547,237
                                                       ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         $8,597,892
                                                       ----------
                                                       ----------
....................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                 475,584
   Reinvested                                               9,691
   Redeemed                                               (53,807)
                                                       ----------
Change in Class A Shares                                  431,468
                                                       ----------
....................................................................
CLASS B SHARES:
   Issued                                                 161,682
   Reinvested                                               1,202
   Redeemed                                                (4,280)
                                                       ----------
Change in Class B Shares                                  158,604
                                                       ----------
....................................................................
CLASS C SHARES:
   Issued                                                  13,440
   Reinvested                                                 189
   Redeemed                                                   (10)
                                                       ----------
Change in Class C Shares                                   13,619
                                                       ----------
....................................................................
CLASS I SHARES:
   Issued                                                 259,690
   Reinvested                                               5,824
   Redeemed                                               (11,228)
                                                       ----------
Change in Class I Shares                                  254,286
                                                       ----------

--------------

* The High Yield Fixed Income Fund commenced operations on November 18, 2005.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    40

HSBC INVESTOR FAMILY OF FUNDS

                                                           GROWTH FUND                                 VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                            APRIL 30, 2006        PERIOD ENDED           APRIL 30, 2006       PERIOD ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                 $   (33,939)         $   133,116            $    171,971         $   360,402
   Net realized gains (losses) from
    investment transactions                       2,072,347            1,569,705               1,509,780           3,260,840
   Change in unrealized
    appreciation/depreciation from
    investments                                     926,809            3,355,369               3,547,709           3,423,080
                                                -----------          -----------            ------------         -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       2,965,217            5,058,190               5,229,460           7,044,322
                                                -----------          -----------            ------------         -----------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                        --              (71,973)               (196,078)           (125,206)
   Class B Shares                                        --                   --                  (8,412)                 --
   Class C Shares                                        --                   --                  (1,160)               (294)
   Class I Shares                                        --             (120,143)               (145,642)           (201,076)
NET REALIZED GAINS:
   Class A Shares                                  (357,021)                  --              (1,923,289)           (208,943)
   Class B Shares                                   (22,246)                  --                (154,501)            (18,614)
   Class C Shares                                    (5,635)                  --                 (29,129)             (3,904)
   Class I (Adviser) Shares                        (219,862)                  --              (1,220,351)           (241,526)
                                                -----------          -----------            ------------         -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (604,764)            (192,116)             (3,678,562)           (799,563)
                                                -----------          -----------            ------------         -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                       734,659           (6,429,843)                585,877         (14,599,343)
                                                -----------          -----------            ------------         -----------
CHANGE IN NET ASSETS                              3,095,112           (1,563,769)              2,136,775          (8,354,584)
...............................................................................................................................
NET ASSETS:
   Beginning of period                           36,634,194           38,197,963              40,513,912          48,868,496
                                                -----------          -----------            ------------         -----------
   End of period                                $39,729,306          $36,634,194            $ 42,650,687         $40,513,912
                                                -----------          -----------            ------------         -----------
                                                -----------          -----------            ------------         -----------
   Accumulated net investment income (loss)     $   (33,939)         $        --            $    115,592         $   294,913
                                                -----------          -----------            ------------         -----------
                                                -----------          -----------            ------------         -----------

41    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                  HSBC INVESTOR FAMILY OF FUNDS

                                                     GROWTH FUND                                     VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                                         FOR THE
                                    SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED            FOR THE
                                     APRIL 30, 2006           YEAR ENDED             APRIL 30, 2006           YEAR ENDED
                                       (UNAUDITED)         OCTOBER 31, 2005            (UNAUDITED)         OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued           $  2,600,663           $ 7,190,005              $  2,027,415           $  6,244,508
   Dividends reinvested                       354,352                71,637                 2,100,501                332,959
   Cost of shares redeemed                 (3,734,174)           (5,124,260)               (4,456,278)            (6,994,075)
                                         ------------           -----------              ------------           ------------
Class A Shares capital transactions          (779,159)            2,137,382                  (328,362)              (416,608)
                                         ------------           -----------              ------------           ------------
...............................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                127,506               179,753                    67,266                221,506
   Dividends reinvested                        21,697                    --                   158,602                 18,074
   Cost of shares redeemed                    (86,417)             (421,388)                 (147,430)              (645,696)
                                         ------------           -----------              ------------           ------------
Class B Shares capital transactions            62,786              (241,635)                   78,438               (406,116)
                                         ------------           -----------              ------------           ------------
...............................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                      3                 1,916                        51                  1,918
   Dividends reinvested                         5,623                    --                    30,205                  4,190
   Cost of shares redeemed                    (16,206)               (4,610)                  (92,266)               (66,676)
                                         ------------           -----------              ------------           ------------
Class C Shares capital transactions           (10,580)               (2,694)                  (62,010)               (60,568)
                                         ------------           -----------              ------------           ------------
...............................................................................................................................
CLASS I SHARES:
   Proceeds from shares issued              2,696,507             3,674,487                 1,579,973              3,422,732
   Dividends reinvested                       213,190                95,917                 1,291,214                388,870
   Cost of shares redeemed                 (1,448,085)          (12,093,300)               (1,973,376)           (17,527,653)
                                         ------------           -----------              ------------           ------------
Class I Shares capital transactions         1,461,612            (8,322,896)                  897,811            (13,716,051)
                                         ------------           -----------              ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            $    734,659           $(6,429,843)             $    585,877           $(14,599,343)
                                         ------------           -----------              ------------           ------------
                                         ------------           -----------              ------------           ------------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                     173,607               543,733                   132,690                432,340
   Reinvested                                  24,254                 5,380                   143,673                 23,041
   Redeemed                                  (249,263)             (385,043)                 (290,845)              (479,115)
                                         ------------           -----------              ------------           ------------
Change in Class A Shares                      (51,402)              164,070                   (14,482)               (23,734)
                                         ------------           -----------              ------------           ------------
...............................................................................................................................
CLASS B SHARES:
   Issued                                       8,881                13,881                     4,565                 15,903
   Reinvested                                   1,549                    --                    11,256                  1,182
   Redeemed                                    (6,068)              (32,632)                  (10,066)               (45,745)
                                         ------------           -----------              ------------           ------------
Change in Class B Shares                        4,362               (18,751)                    5,755                (28,660)
                                         ------------           -----------              ------------           ------------
...............................................................................................................................
CLASS C SHARES:
   Issued                                          --                   169                         3                    131
   Reinvested                                     399                    --                     2,131                    299
   Redeemed                                    (1,113)                 (357)                   (6,077)                (4,608)
                                         ------------           -----------              ------------           ------------
Change in Class C Shares                         (714)                 (188)                   (3,943)                (4,178)
                                         ------------           -----------              ------------           ------------
...............................................................................................................................
CLASS I SHARES:
   Issued                                     180,058               278,002                   102,980                237,945
   Reinvested                                  14,592                 7,226                    88,500                 26,943
   Redeemed                                   (96,457)             (880,050)                 (127,731)            (1,184,279)
                                         ------------           -----------              ------------           ------------
Change in Class I Shares                       98,193              (594,822)                   63,749               (919,391)
                                         ------------           -----------              ------------           ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    42

HSBC INVESTOR FAMILY OF FUNDS

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                            APRIL 30, 2006          YEAR ENDED          APRIL 30, 2006          YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                 $     4,361         $   1,924,523           $    58,491         $    (258,037)
   Net realized gains (losses) from
    investment transactions                       2,915,091            42,217,628             1,164,071            30,598,634
   Change in unrealized
    appreciation/depreciation from
    investments                                   2,805,379           (22,761,234)            3,098,376           (13,661,163)
                                                -----------         -------------           -----------         -------------
................................................................................................................................
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       5,724,831            21,380,917             4,320,938            16,679,434
                                                -----------         -------------           -----------         -------------
................................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                        --               (13,734)                   --                    --
   Class B Shares                                        --               (14,001)                   --                    --
   Class C Shares                                        --                  (192)                   --                    --
   Class I Shares                                   (25,548)           (2,477,542)                   --                    --
................................................................................................................................
NET REALIZED GAINS:
   Class A Shares                                        --                    --              (464,228)                   --
   Class B Shares                                        --                    --            (1,688,238)                   --
   Class C Shares                                        --                    --               (25,282)                   --
   Trust Shares                                          --                    --            (4,269,467)                   --
                                                -----------         -------------           -----------         -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                          (25,548)           (2,505,469)           (6,447,215)                   --
                                                -----------         -------------           -----------         -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                    (9,902,640)         (168,065,613)            3,329,720          (113,747,380)
                                                -----------         -------------           -----------         -------------
CHANGE IN NET ASSETS                             (4,203,357)         (149,190,165)            1,203,443           (97,067,946)
................................................................................................................................
NET ASSETS:
   Beginning of period                           52,390,654           201,580,819            29,294,434           126,362,380
                                                -----------         -------------           -----------         -------------
   End of period                                $48,187,297         $  52,390,654           $30,497,877         $  29,294,434
                                                -----------         -------------           -----------         -------------
                                                -----------         -------------           -----------         -------------
   Accumulated net investment income (loss)     $   (21,187)        $          --           $    58,491         $          --
                                                -----------         -------------           -----------         -------------
                                                -----------         -------------           -----------         -------------

43    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                 HSBC INVESTOR FAMILY OF FUNDS

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                  FOR THE                                     FOR THE
                                              SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                               APRIL 30, 2006         YEAR ENDED           APRIL 30, 2006         YEAR ENDED
                                                (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                  $    70,082         $     137,722           $   215,891         $     364,447
   Dividends reinvested                                  --                13,438               455,929                    --
   Cost of shares redeemed                          (59,980)             (534,595)             (188,286)             (405,751)
                                                -----------         -------------           -----------         -------------
Class A Shares capital transactions                  10,102              (383,435)              483,534               (41,304)
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                      319,142               527,760               326,069               496,846
   Dividends reinvested                                  --                13,755             1,661,260                    --
   Cost of shares redeemed                         (321,793)             (592,341)             (630,325)           (1,227,997)
                                                -----------         -------------           -----------         -------------
Class B Shares capital transactions                  (2,651)              (50,826)            1,357,004              (731,151)
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                       19,350                 2,599                 3,002                 1,800
   Dividends reinvested                                  --                   183                25,282                    --
   Cost of shares redeemed                           (9,318)                  (20)               (1,455)                   25
                                                -----------         -------------           -----------         -------------
Class C Shares capital transactions                  10,032                 2,762                26,829                 1,775
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
CLASS I SHARES:
   Proceeds from shares issued                    3,008,702             8,479,032                    --                    --
   Dividends reinvested                               1,654               622,998                    --                    --
   Cost of shares redeemed                      (12,930,479)         (131,458,444)                   --                    --
   Redemption In-Kind                                    --           (45,277,700)                   --                    --
                                                -----------         -------------           -----------         -------------
Class I Shares capital transactions              (9,920,123)         (167,634,114)                   --                    --
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
TRUST SHARES:
   Proceeds from shares issued                           --                    --             1,485,350             5,350,460
   Dividends reinvested                                  --                    --             1,566,969                    --
   Cost of shares redeemed                               --                    --            (1,589,966)          (69,769,880)
   Redemption In-Kind                                    --                    --                    --           (48,557,280)
                                                -----------         -------------           -----------         -------------
Trust Shares capital transactions                        --                    --             1,462,353          (112,976,700)
                                                -----------         -------------           -----------         -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(9,902,640)        $(168,065,613)          $ 3,329,720         $(113,747,380)
                                                -----------         -------------           -----------         -------------
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                             6,573                14,916                24,323                38,102
   Reinvested                                            --                 1,443                54,997                    --
   Redeemed                                          (5,571)              (58,381)              (20,087)              (42,829)
                                                -----------         -------------           -----------         -------------
Change in Class A Shares                              1,002               (42,022)               59,233                (4,727)
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
CLASS B SHARES:
   Issued                                            30,500                57,646                38,319                55,019
   Reinvested                                            --                 1,492               211,093                    --
   Redeemed                                         (30,638)              (64,860)              (73,753)             (134,933)
                                                -----------         -------------           -----------         -------------
Change in Class B Shares                               (138)               (5,722)              175,659               (79,914)
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
CLASS C SHARES:
   Issued                                             1,910                   287                   346                   201
   Reinvested                                            --                    20                 3,184                    --
   Redeemed                                            (897)                   (2)                 (178)                   (3)
                                                -----------         -------------           -----------         -------------
Change in Class C Shares                              1,013                   305                 3,352                   198
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
CLASS I SHARES:
   Issued                                           281,593               917,280                    --                    --
   Reinvested                                           160                66,974                    --                    --
   Redeemed                                      (1,249,963)          (13,877,205)                   --                    --
   Redemption In-Kind                                    --            (4,672,621)                   --                    --
                                                -----------         -------------           -----------         -------------
Change in Class I Shares                           (968,210)          (17,565,572)                   --                    --
                                                -----------         -------------           -----------         -------------
.................................................................................................................................
TRUST SHARES:
   Issued                                                --                    --               161,517               561,225
   Reinvested                                            --                    --               186,322                    --
   Redeemed                                              --                    --              (170,851)           (7,160,908)
   Redemption In-Kind                                    --                    --                    --            (5,215,605)
                                                -----------         -------------           -----------         -------------
Change in Trust Shares                                   --                    --               176,988           (11,815,288)
                                                -----------         -------------           -----------         -------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    44

HSBC INVESTOR FAMILY OF FUNDS

                                                    INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                             APRIL 30, 2006         YEAR ENDED          APRIL 30, 2006         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                 $  1,119,748         $  3,493,764           $    25,786          $   261,810
   Net realized gains (losses) from
    investment and foreign currency
    transactions                                   9,296,575           12,653,084             1,157,445            1,709,313
   Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies            44,438,050           14,319,665             4,877,374            1,850,263
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       54,854,373           30,466,513             6,060,605            3,821,386
                                                ------------         ------------           -----------          -----------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                         --                   --              (326,917)             (86,962)
   Class B Shares                                         --                   --               (23,264)                  --
   Class C Shares                                         --                   --                (1,601)                  --
   Advisor Shares                                 (4,030,977)          (2,396,450)                   --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
   Class A Shares                                         --                   --            (1,507,747)          (1,064,452)
   Class B Shares                                         --                   --              (185,746)            (122,864)
   Class C Shares                                         --                   --               (12,624)              (7,702)
   Advisor Shares                                 (6,656,885)                  --                    --                   --
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                       (10,687,862)          (2,396,450)           (2,057,899)          (1,281,980)
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     24,091,881           16,757,285            (1,046,892)             789,114
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS                              68,258,392           44,827,348             2,955,814            3,328,520
...............................................................................................................................
NET ASSETS:
   Beginning of period                           193,144,123          148,316,775            23,247,739           19,919,219
                                                ------------         ------------           -----------          -----------
   End of period                                $261,402,515         $193,144,123           $26,203,553          $23,247,739
                                                ------------         ------------           -----------          -----------
                                                ------------         ------------           -----------          -----------
   Accumulated net investment income (loss)     $    119,256         $  3,030,485           $   (78,120)         $   247,876
                                                ------------         ------------           -----------          -----------
                                                ------------         ------------           -----------          -----------

45    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                  HSBC INVESTOR FAMILY OF FUNDS

                                                    INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                             APRIL 30, 2006         YEAR ENDED          APRIL 30, 2006          YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                  $         --         $         --           $ 2,134,335          $  5,532,757
   Dividends reinvested                                   --                   --             1,818,046             1,138,107
   Cost of shares redeemed                                --                   --            (5,382,928)           (5,992,575)
                                                ------------         ------------           -----------          ------------
Class A Shares capital transactions                       --                   --            (1,430,547)              678,289
                                                ------------         ------------           -----------          ------------
................................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                            --                   --               303,546               342,387
   Dividends reinvested                                   --                   --               204,672               119,012
   Cost of shares redeemed                                --                   --              (141,441)             (360,874)
                                                ------------         ------------           -----------          ------------
Class B Shares capital transactions                       --                   --               366,777               100,525
                                                ------------         ------------           -----------          ------------
................................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                            --                   --                 3,253                11,807
   Dividends reinvested                                   --                   --                14,125                 7,641
   Cost of shares redeemed                                --                   --                  (500)               (9,148)
                                                ------------         ------------           -----------          ------------
Class C Shares capital transactions                       --                   --                16,878                10,300
                                                ------------         ------------           -----------          ------------
................................................................................................................................
ADVISOR SHARES:
Proceeds from shares issued                       32,646,478           58,275,702                    --                    --
Dividend Reinvested                                7,069,762              241,344                    --                    --
Cost of Shares Redeemed                          (15,624,359)         (42,759,761                    --                    --
                                                ------------         ------------           -----------          ------------
Advisor Shares capital transactions               24,091,881           16,757,285                    --                    --
                                                ------------         ------------           -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ 24,091,881         $ 16,757,285           $(1,046,892)         $    789,114
                                                ------------         ------------           -----------          ------------
                                                ------------         ------------           -----------          ------------
................................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                 --                   --               128,486               375,295
   Reinvested                                             --                   --               116,471                79,895
   Redeemed                                               --                   --              (324,250)             (400,918)
                                                ------------         ------------           -----------          ------------
Change in Class A Shares                                  --                   --               (79,293)               54,272
                                                ------------         ------------           -----------          ------------
................................................................................................................................
CLASS B SHARES:
   Issued                                                 --                   --                18,845                24,056
   Reinvested                                             --                   --                13,637                 8,435
   Redeemed                                               --                   --                (8,936)              (25,222)
                                                ------------         ------------           -----------          ------------
Change in Class B Shares                                  --                   --                23,546                 7,269
                                                ------------         ------------           -----------          ------------
................................................................................................................................
CLASS C SHARES:
   Issued                                                 --                   --                   193                   831
   Reinvested                                             --                   --                   922                   544
   Redeemed                                               --                   --                   (28)                 (609)
                                                ------------         ------------           -----------          ------------
Change in Class C Shares                                  --                   --                 1,087                   766
                                                ------------         ------------           -----------          ------------
................................................................................................................................
ADVISOR SHARES:
   Issued                                          1,685,428            3,503,991                    --                    --
   Reinvested                                        390,377               77,827                    --                    --
   Redeemed                                         (828,683)          (2,539,074)                   --                    --
                                                ------------         ------------           -----------          ------------
Change in Advisor Shares                           1,247,122            1,042,744                    --                    --
                                                ------------         ------------           -----------          ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    46

HSBC INVESTOR FAMILY OF FUNDS

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                             APRIL 30, 2006         YEAR ENDED          APRIL 30, 2006         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                 $   (455,373)        $ (1,207,469)          $  (170,067)         $  (346,828)
   Net realized gains (losses) from
    investment and foreign currency
    transactions                                  18,320,005           47,977,577             2,320,623            4,141,172
   Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies            17,942,570          (11,295,639)            3,403,784             (361,730)
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       35,807,202           35,474,469             5,554,340            3,432,614
                                                ------------         ------------           -----------          -----------
................................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                         --                   --                    --                   --
   Class B Shares                                         --                   --                    --                   --
   Class C Shares                                         --                   --                    --                   --
   Advisor Shares                                         --                   --                    --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
   Class A Shares                                         --                   --              (711,320)                  --
   Class B Shares                                         --                   --              (150,813)                  --
   Class C Shares                                         --                   --               (10,198)                  --
   Advisor Shares                                 (5,803,618)                  --                    --                   --
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (5,803,618)                  --              (872,331)                  --
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     (8,591,209)         137,624,740            (1,351,938)          (1,568,177)
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS                              21,412,375         (102,150,271)            3,330,071            1,864,437
................................................................................................................................
NET ASSETS:
   Beginning of period                           177,518,678          279,668,949            27,720,663           25,856,226
                                                ------------         ------------           -----------          -----------
   End of period                                $198,931,053         $177,518,678           $31,050,734          $27,720,663
                                                ------------         ------------           -----------          -----------
                                                ------------         ------------           -----------          -----------
   Accumulated net investment income (loss)     $   (455,373)        $         --           $  (170,067)         $        --
                                                ------------         ------------           -----------          -----------
                                                ------------         ------------           -----------          -----------

47    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                  HSBC INVESTOR FAMILY OF FUNDS

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                             APRIL 30, 2006         YEAR ENDED          APRIL 30, 2006         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                  $         --        $          --           $ 1,629,235          $ 4,837,326
   Dividends reinvested                                   --                   --               703,432                   --
   Cost of shares redeemed                                --                   --            (3,560,385)          (5,698,960)
                                                ------------        -------------           -----------          -----------
Class A Shares capital transactions                       --                   --            (1,227,718)            (861,634)
                                                ------------        -------------           -----------          -----------
................................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                            --                   --               161,063              244,211
   Dividends reinvested                                   --                   --               147,234                   --
   Cost of shares redeemed                                --                   --              (428,944)            (877,468)
                                                ------------        -------------           -----------          -----------
Class B Shares capital transactions                       --                   --              (120,647)            (633,257)
                                                ------------        -------------           -----------          -----------
................................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                            --                   --                 2,009               16,069
   Dividends reinvested                                   --                   --                10,101                   --
   Cost of shares redeemed                                --                   --               (15,683)             (89,355)
                                                ------------        -------------           -----------          -----------
Class C Shares capital transactions                       --                   --                (3,573)             (73,286)
                                                ------------        -------------           -----------          -----------
................................................................................................................................
ADVISOR SHARES:
Proceeds from shares issued                       10,389,419           14,466,184                    --                   --
Dividends reinvested                               4,071,601                   --                    --                   --
Cost of shares redeemed                          (23,052,229)         (90,280,738)                   --                   --
Redemption In-Kind                                        --          (61,810,186)                   --                   --
                                                ------------        -------------           -----------          -----------
Advisor Shares capital transactions               (8,591,209)        (137,624,740)                   --                   --
                                                ------------        -------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ (8,591,209)       $(137,624,740)          $(1,351,938)         $(1,568,177)
                                                ------------        -------------           -----------          -----------
                                                ------------        -------------           -----------          -----------
................................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                 --                   --               119,851              411,566
   Reinvested                                             --                   --                54,419                   --
   Redeemed                                               --                   --              (262,490)            (481,625)
                                                ------------        -------------           -----------          -----------
Change in Class A Shares                                  --                   --               (88,220)             (70,059)
                                                ------------        -------------           -----------          -----------
................................................................................................................................
CLASS B SHARES:
   Issued                                                 --                   --                12,696               22,382
   Reinvested                                             --                   --                12,202                   --
   Redeemed                                               --                   --               (33,764)             (79,084)
                                                ------------        -------------           -----------          -----------
Change in Class B Shares                                  --                   --                (8,866)             (56,702)
                                                ------------        -------------           -----------          -----------
................................................................................................................................
CLASS C SHARES:
   Issued                                                 --                   --                   148                1,413
   Reinvested                                             --                   --                   830                   --
   Redeemed                                               --                   --                (1,195)              (8,351)
                                                ------------        -------------           -----------          -----------
Change in Class C Shares                                  --                   --                  (217)              (6,938)
                                                ------------        -------------           -----------          -----------
................................................................................................................................
ADVISOR SHARES:
   Issued                                            631,531            1,031,358                    --                   --
   Reinvested                                        262,486                   --                    --                   --
   Redeemed                                       (1,417,147)          (6,178,289)                   --                   --
   Redemption In-Kind                                     --           (4,362,046)                   --                   --
                                                ------------        -------------           -----------          -----------
Change in Advisor Shares                            (523,130)          (9,508,977)                   --                   --
                                                ------------        -------------           -----------          -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    48

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- INTERMEDIATE DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                      INVESTMENT ACTIVITIES                          DIVIDENDS
                                              --------------------------------------   -------------------------------------
                                                               NET
                                                             REALIZED
                                                               AND
                                                            UNREALIZED
                                                              GAINS                                     NET
                                  NET ASSET                  (LOSSES)       TOTAL                     REALIZED
                                   VALUE,        NET           FROM          FROM         NET        GAINS FROM
                                  BEGINNING   INVESTMENT    INVESTMENT    INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                  OF PERIOD     INCOME     TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2001 (f)  $10.04        0.33          0.54          0.87        (0.33)           --         (0.33)
Year ended October 31, 2002         10.58        0.44         (0.10)         0.34        (0.44)        (0.05)        (0.49)
Year ended October 31, 2003         10.43        0.33          0.08          0.41        (0.37)           --         (0.37)
Year ended October 31, 2004         10.47        0.32*         0.06          0.38        (0.33)        (0.46)        (0.79)
Year ended October 31, 2005         10.06        0.33         (0.29)         0.04        (0.37)        (0.06)        (0.43)
Six months ended April 30,
 2006 (Unaudited)                    9.67        0.21         (0.13)         0.08        (0.21)           --         (0.21)
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (h)  $10.07        0.25          0.52          0.77        (0.25)           --         (0.25)
Year ended October 31, 2002         10.59        0.36         (0.09)         0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003         10.45        0.25          0.08          0.33        (0.29)           --         (0.29)
Year ended October 31, 2004         10.49        0.23          0.08          0.31        (0.26)        (0.46)        (0.72)
Year ended October 31, 2005         10.08        0.25         (0.29)        (0.04)       (0.29)        (0.06)        (0.35)
Six months ended April 30,
 2006 (Unaudited)                    9.69        0.17         (0.14)         0.03        (0.17)           --         (0.17)
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)  $10.07        0.26          0.51          0.77        (0.26)           --         (0.26)
Year ended October 31, 2002         10.58        0.36         (0.09)         0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003         10.44        0.25          0.09          0.34        (0.29)           --         (0.29)
Year ended October 31, 2004         10.49        0.22*         0.08          0.30        (0.26)        (0.46)        (0.72)
Year ended October 31, 2005         10.07        0.25         (0.29)        (0.04)       (0.29)        (0.06)        (0.35)
Six months ended April 30,
 2006 (Unaudited)                    9.68        0.17         (0.13)         0.04        (0.17)           --         (0.17)
--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2001 (j)  $10.00        0.37          0.59          0.96        (0.37)           --         (0.37)
Year ended October 31, 2002         10.59        0.46         (0.09)         0.37        (0.46)        (0.05)        (0.51)
Year ended October 31, 2003         10.45        0.33          0.10          0.43        (0.40)           --         (0.40)
Year ended October 31, 2004         10.48        0.33          0.09          0.42        (0.36)        (0.46)        (0.82)
Year ended October 31, 2005         10.08        0.35         (0.30)         0.05        (0.39)        (0.06)        (0.45)
Six months ended April
 30, 2006 (Unaudited)                9.68        0.22         (0.13)         0.09        (0.22)           --         (0.22)

                                                                           RATIOS/SUPPLEMENTARY DATA
                                                         --------------------------------------------------------------

                                                                                RATIO OF
                                                           NET     RATIO OF       NET
                                    NET                  ASSETS    EXPENSES    INVESTMENT
                                   ASSET                 AT END       TO       INCOME TO      RATIO OF
                                  VALUE,                   OF       AVERAGE     AVERAGE     EXPENSES TO
                                  END OF      TOTAL      PERIOD       NET         NET       AVERAGE NET      PORTFOLIO
                                  PERIOD    RETURN(b)    (000'S)   ASSETS(c)   ASSETS(c)    ASSETS(c)(d)    TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2001 (f) $10.58       8.78 %    $   977     1.10%       4.27%          1.49%         102.01%
Year ended October 31, 2002        10.43       3.34 %      1,608     0.96%       4.14%          0.96%          44.04%
Year ended October 31, 2003        10.47       3.97 %      3,309     1.01%       2.99%          1.01%          98.42%
Year ended October 31, 2004        10.06       3.90 %      1,558     1.10%       3.01%          1.21%          50.06%
Year ended October 31, 2005         9.67       0.31 %(g)   1,055     1.01%(g)    3.37%(g)       1.10%(g)      107.26%
Six months ended April 30,
 2006 (Unaudited)                   9.54       0.80 %        988     0.95%       4.24%          1.56%         124.22%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (h) $10.59       8.02 %    $   896     1.85%       3.52%          7.59%         102.01%
Year ended October 31, 2002        10.45       2.65 %      4,178     1.70%       3.30%          1.70%          44.04%
Year ended October 31, 2003        10.49       3.19 %      6,443     1.73%       2.30%          1.73%          98.42%
Year ended October 31, 2004        10.08       3.11 %      6,321     1.85%       2.28%          1.96%          50.06%
Year ended October 31, 2005         9.69      (0.44)%(g)   4,852     1.76%(g)    2.60%(g)       1.85%(g)      107.26%
Six months ended April 30,
 2006 (Unaudited)                   9.55       0.43 %      4,167     1.70%       3.47%          2.31%         124.22%
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i) $10.58       7.80 %    $   161     1.85%       3.60%         17.61%         102.01%
Year ended October 31, 2002        10.44       2.65 %      1,759     1.70%       3.26%          1.70%          44.04%
Year ended October 31, 2003        10.49       3.29 %      2,544     1.73%       2.31%          1.73%          98.42%
Year ended October 31, 2004        10.07       3.03 %        679     1.85%       2.25%          1.96%          50.06%
Year ended October 31, 2005         9.68      (0.44)%(g)     527     1.77%(g)    2.60%(g)       1.86%(g)      107.26%
Six months ended April 30,
 2006 (Unaudited)                   9.55       0.43 %        506     1.70%       3.48%          2.31%         124.22%
-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2001 (j) $10.59       9.78 %    $67,315     0.85%       4.59%          0.85%         102.01%
Year ended October 31, 2002        10.45       3.69 %     94,886     0.71%       4.42%          0.71%          44.04%
Year ended October 31, 2003        10.48       4.12 %     31,368     0.69%       3.62%          0.69%          98.42%
Year ended October 31, 2004        10.08       4.25 %     31,217     0.85%       3.28%          0.96%          50.06%
Year ended October 31, 2005         9.68       0.45 %(g)  24,744     0.76%(g)    3.60%(g)       0.85%(g)      107.26%
Six months ended April
 30, 2006 (Unaudited)               9.55       0.93 %     14,665     0.72%       4.42%          1.29%         124.22%
-----------------------------------------------------------------------------------------------------------------------

 *  Calculated based on average shares outstanding
(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(f) Class A Shares commenced operations on February 7, 2001.
(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares,
    Class C Shares and Class I Shares, respectively.
(h) Class B Shares commenced operations on February 15, 2001.
(i) Class C Shares commenced operations on February 13, 2001.
(j) Class I Shares commenced operations on January 23, 2001.

See notes to financial statements.

49    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
    HSBC ADVISOR FUNDS TRUST -- CORE PLUS FIXED INCOME FUND (ADVISOR)
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ------------------------------------------   ------------------------------------
                                                                                                             NET
                                                                                                           REALIZED
                                                            NET REALIZED AND                                GAINS
                                                            UNREALIZED GAINS                                 FROM
                                 NET ASSET                   (LOSSES) FROM                               INVESTMENTS
                                   VALUE,         NET        INVESTMENT AND    TOTAL FROM      NET           AND
                                BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT     FUTURES       TOTAL
                                   PERIOD        INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS  DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001        $ 9.99         0.67            0.80            1.47        (0.65)          --         (0.65)
Year ended October 31, 2002         10.81         0.55           (0.14)           0.41        (0.59)          --         (0.59)
Year ended October 31, 2003         10.63         0.41            0.19            0.60        (0.50)          --         (0.50)
Year ended October 31, 2004         10.73         0.45            0.12            0.57        (0.45)          --         (0.45)
Year ended October 31, 2005         10.85         0.44           (0.27)           0.17        (0.47)          --         (0.47)
Six months ended April 30,
 2006 (Unaudited)                   10.55         0.25           (0.16)           0.09        (0.24)        (0.46)       (0.70)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                         -----------------------------------------------------------------------
                                                                                       RATIO OF NET
                                                         NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                NET ASSET                AT END OF     EXPENSES TO      INCOME TO     EXPENSES TO
                                VALUE, END     TOTAL       PERIOD        AVERAGE         AVERAGE      AVERAGE NET     PORTFOLIO
                                OF PERIOD    RETURN(b)    (000'S)     NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
--------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001        $10.81     15.11%      $150,580        0.63%           6.45%           0.63%        341.26%
Year ended October 31, 2002         10.63      3.94%       284,841        0.56%           5.06%           0.56%         77.82%
Year ended October 31, 2003         10.73      5.71%       110,968        0.56%           4.30%           0.56%         70.91%
Year ended October 31, 2004         10.85      5.46%       109,518        0.64%           4.20%           0.64%         34.88%
Year ended October 31, 2005         10.55      1.55%(f)     89,743        0.52%(f)        4.15%(f)        0.52%(f)     176.60%
Six months ended April 30,
 2006 (Unaudited)                    9.94      0.88%        79,819        0.67%           4.80%           0.78%        147.29%
--------------------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Advisor Shares.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    50

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- CORE PLUS FIXED INCOME FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ------------------------------------------   ------------------------------------
                                                            NET REALIZED AND                                 NET
                                                            UNREALIZED GAINS                               REALIZED
                                 NET ASSET                   (LOSSES) FROM                                GAINS FROM
                                   VALUE,         NET        INVESTMENT AND    TOTAL FROM      NET        INVESTMENT
                                BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT   AND FUTURES     TOTAL
                                   PERIOD        INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS  DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001        $ 9.76         0.60            0.77            1.37        (0.58)          --         (0.58)
Year ended October 31, 2002         10.55         0.49           (0.14)           0.35        (0.52)          --         (0.52)
Year ended October 31, 2003         10.38         0.40            0.13            0.53        (0.43)          --         (0.43)
Year ended October 31, 2004         10.48         0.40            0.12            0.52        (0.40)          --         (0.40)
Year ended October 31, 2005         10.60         0.39           (0.27)           0.12        (0.42)          --         (0.42)
Six months ended
 April 30, 2006 (Unaudited)         10.30         0.25           (0.16)           0.09        (0.24)        (0.05)       (0.29)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001        $ 9.77         0.52            0.76            1.28        (0.50)          --         (0.50)
Year ended October 31, 2002         10.55         0.41           (0.13)           0.28        (0.44)          --         (0.44)
Year ended October 31, 2003         10.39         0.32            0.13            0.45        (0.35)          --         (0.35)
Year ended October 31, 2004         10.49         0.32            0.11            0.43        (0.32)          --         (0.32)
Year ended October 31, 2005         10.60         0.32           (0.27)           0.05        (0.34)          --         (0.34)
Six months ended
 April 30, 2006 (Unaudited)         10.31         0.20           (0.15)           0.05        (0.20)        (0.05)       (0.25)
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001        $ 9.76         0.51            0.77            1.28        (0.50)          --         (0.50)
Year ended October 31, 2002         10.54         0.41           (0.13)           0.28        (0.44)          --         (0.44)
Year ended October 31, 2003         10.38         0.32            0.13            0.45        (0.35)          --         (0.35)
Year ended October 31, 2004         10.48         0.32            0.11            0.43        (0.32)          --         (0.32)
Year ended October 31, 2005         10.59         0.32           (0.27)           0.05        (0.34)          --         (0.34)
Six months ended
 April 30, 2006 (Unaudited)         10.30         0.20           (0.16)           0.04        (0.20)        (0.05)       (0.25)
--------------------------------------------------------------------------------------------------------------------------------

                                                                          RATIOS/SUPPLEMENTARY DATA
                                                        -------------------------------------------------------------------------
                                                                                      RATIO OF NET
                                NET ASSET               NET ASSETS     RATIO OF        INVESTMENT        RATIO OF
                                 VALUE,                 AT END OF     EXPENSES TO      INCOME TO       EXPENSES TO
                                 END OF       TOTAL       PERIOD        AVERAGE         AVERAGE          AVERAGE        PORTFOLIO
                                 PERIOD     RETURN(b)    (000'S)     NET ASSETS(c)   NET ASSETS(c)   NET ASSETS(c)(d)  TURNOVER(e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001      $10.55     14.41%       $ 6,683         1.10%          5.92%            2.61%           341.26%
Year ended October 31, 2002       10.38      3.44%        12,053         1.10%          4.52%            1.47%            77.82%
Year ended October 31, 2003       10.48      5.17%        14,143         1.10%          3.76%            1.21%            70.91%
Year ended October 31, 2004       10.60      5.07%        17,248         1.04%          3.78%            1.26%            34.88%
Year ended October 31, 2005       10.30      1.16%(f)     17,646         0.84%(f)       3.82%(f)         1.15%(f)        176.60%
Six months ended
 April 30, 2006 (Unaudited)       10.10      0.83%        12,118         0.87%          4.61%            1.47%           147.29%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001      $10.55     13.43%       $ 1,494         1.85%          5.04%            3.32%           341.26%
Year ended October 31, 2002       10.39      2.76%         6,124         1.85%          3.66%            2.18%            77.82%
Year ended October 31, 2003       10.49      4.38%         7,430         1.85%          3.01%            1.96%            70.91%
Year ended October 31, 2004       10.60      4.19%         7,017         1.79%          3.05%            2.01%            34.88%
Year ended October 31, 2005       10.31      0.50%(f)      6,168         1.59%(f)       3.08%(f)         1.90%(f)        176.60%
Six months ended
 April 30, 2006 (Unaudited)       10.11      0.46%         5,149         1.62%          3.85%            2.23%           147.29%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001      $10.54     13.44%       $   526         1.85%          5.11%            3.34%           341.26%
Year ended October 31, 2002       10.38      2.77%           983         1.85%          3.75%            2.21%            77.82%
Year ended October 31, 2003       10.48      4.39%           606         1.85%          3.06%            1.97%            70.91%
Year ended October 31, 2004       10.59      4.20%           377         1.80%          3.07%            2.02%            34.88%
Year ended October 31, 2005       10.30      0.51%(f)        285         1.58%(f)       3.14%(f)         1.89%(f)        176.60%
Six months ended
  April 30, 2006 (Unaudited)      10.09      0.37%           234         1.62%          3.86%            2.23%           147.29%
---------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.
(b) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.

51    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    INVESTMENT ACTIVITIES                          DIVIDENDS
                                            --------------------------------------   -------------------------------------
                                                         NET REALIZED
                                                             AND
                                                          UNREALIZED
                                                            GAINS
                                                           (LOSSES)                               NET REALIZED
                                NET ASSET                    FROM                                  GAINS FROM
                                 VALUE,        NET        INVESTMENT    TOTAL FROM      NET        INVESTMENT
                                BEGINNING   INVESTMENT   AND FUTURES    INVESTMENT   INVESTMENT   AND FUTURES      TOTAL
                                OF PERIOD     INCOME     TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001      $10.39        0.41          0.54          0.95        (0.41)           --         (0.41)
Year ended October 31, 2002       10.93        0.38          0.16          0.54        (0.38)           --         (0.38)
Year ended October 31, 2003       11.09        0.38          0.12          0.50        (0.38)           --         (0.38)
Year ended October 31, 2004       11.21        0.34          0.17          0.51        (0.34)        (0.06)        (0.40)
Year ended October 31, 2005       11.32        0.34         (0.22)         0.12        (0.34)        (0.02)        (0.36)
Six months ended
 April 30, 2006 (Unaudited)       11.08        0.18         (0.08)         0.10        (0.18)        (0.02)        (0.20)
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001      $10.38        0.33          0.54          0.87        (0.33)           --         (0.33)
Year ended October 31, 2002       10.92        0.30          0.16          0.46        (0.30)           --         (0.30)
Year ended October 31, 2003       11.08        0.30          0.12          0.42        (0.30)           --         (0.30)
Year ended October 31, 2004       11.20        0.25          0.17          0.42        (0.25)        (0.06)        (0.31)
Year ended October 31, 2005       11.31        0.25         (0.22)         0.03        (0.25)        (0.02)        (0.27)
Six months ended
 April 30, 2006 (Unaudited)       11.07        0.14         (0.08)         0.06        (0.14)        (0.02)        (0.16)
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001      $10.42        0.33          0.54          0.87        (0.33)           --         (0.33)
Year ended October 31, 2002       10.96        0.30          0.16          0.46        (0.30)           --         (0.30)
Year ended October 31, 2003       11.12        0.30          0.13          0.43        (0.30)           --         (0.30)
Year ended October 31, 2004       11.25        0.25          0.16          0.41        (0.25)        (0.06)        (0.31)
Year ended October 31, 2005       11.35        0.25         (0.22)         0.03        (0.25)        (0.02)        (0.27)
Six months ended
 April 30, 2006 (Unaudited)       11.11        0.14         (0.08)         0.06        (0.14)        (0.02)        (0.16)
--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2001      $10.39        0.44          0.54          0.98        (0.44)           --         (0.44)
Year ended October 31, 2002       10.93        0.41          0.16          0.57        (0.41)           --         (0.41)
Year ended October 31, 2003       11.09        0.41          0.12          0.53        (0.41)           --         (0.41)
Year ended October 31, 2004       11.21        0.37          0.17          0.54        (0.37)        (0.06)        (0.43)
Year ended October 31, 2005       11.32        0.37         (0.22)         0.15        (0.37)        (0.02)        (0.39)
Six months ended
 April 30, 2006 (Unaudited)       11.08        0.19         (0.07)         0.12        (0.19)        (0.02)        (0.21)
--------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTARY DATA
                                                       --------------------------------------------------------------------------
                                                       NET ASSETS                    RATIO OF NET
                                                           AT          RATIO OF       INVESTMENT         RATIO OF
                              NET ASSET                  END OF        EXPENSES        INCOME TO       EXPENSES TO
                              VALUE, END     TOTAL       PERIOD       TO AVERAGE        AVERAGE          AVERAGE        PORTFOLIO
                              OF PERIOD    RETURN(a)     (000'S)     NET ASSETS(b)   NET ASSETS(b)   NET ASSETS(b)(c)  TURNOVER(d)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001      $10.93     9.26%        $17,722         0.95%           3.91%            1.07%            0.00%
Year ended October 31, 2002       11.09     5.08%         16,341         0.95%           3.52%            0.95%           30.70%
Year ended October 31, 2003       11.21     4.57%         22,326         0.91%           3.39%            0.91%           29.79%
Year ended October 31, 2004       11.32     4.57%         32,889         0.87%           3.01%            0.87%           26.96%
Year ended October 31, 2005       11.08     1.03%(e)      34,441         0.88%(e)        3.02%(e)         0.89%           13.87%
Six months ended
 April 30, 2006 (Unaudited)       10.98     0.86%         33,177         0.92%           3.26%            0.92%            9.72%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001      $10.92     8.44%        $ 5,619         1.70%           3.05%            1.82%            0.00%
Year ended October 31, 2002       11.08     4.30%         12,699         1.70%           2.74%            1.70%           30.70%
Year ended October 31, 2003       11.20     3.80%         18,352         1.66%           2.64%            1.66%           29.79%
Year ended October 31, 2004       11.31     3.80%         17,457         1.62%           2.27%            1.62%           26.96%
Year ended October 31, 2005       11.07     0.28%(e)      16,258         1.63%(e)        2.27%(e)         1.64%           13.87%
Six months ended
 April 30, 2006 (Unaudited)       10.97     0.48%         15,315         1.67%           2.51%            1.67%            9.72%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001      $10.96     8.40%        $ 1,523         1.70%           3.04%            1.83%            0.00%
Year ended October 31, 2002       11.12     4.28%          2,608         1.70%           2.74%            1.70%           30.70%
Year ended October 31, 2003       11.25     3.87%          3,252         1.66%           2.64%            1.66%           29.79%
Year ended October 31, 2004       11.35     3.69%          2,340         1.62%           2.26%            1.62%           26.96%
Year ended October 31, 2005       11.11     0.28%(e)       1,782         1.63%(e)        2.26%(e)         1.64%           13.87%
Six months ended
 April 30, 2006 (Unaudited)       11.01     0.48%          1,420         1.67%           2.50%            1.67%            9.72%
---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2001      $10.93     9.53%        $14,989         0.70%           4.19%            0.83%            0.00%
Year ended October 31, 2002       11.09     5.34%         19,753         0.70%           3.76%            0.70%           30.70%
Year ended October 31, 2003       11.21     4.84%         20,290         0.67%           3.67%            0.67%           29.79%
Year ended October 31, 2004       11.32     4.83%         19,908         0.62%           3.27%            0.62%           26.96%
Year ended October 31, 2005       11.08     1.28%(e)      16,981         0.63%(e)        3.27%(e)         0.64%           13.87%
Six months ended
 April 30, 2006 (Unaudited)       10.99     1.07%         15,951         0.67%           3.51%            0.67%            9.72%
--------------------------------------------------------------------------------------------------------------------------------

(a) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(b) Annualized for periods less than one year.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    52

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                                 ------------------------------------------   ----------------------
                                                              NET REALIZED AND
                                   NET ASSET        NET       UNREALIZED GAINS
                                     VALUE,      INVESTMENT    (LOSSES) FROM     TOTAL FROM      NET
                                  BEGINNING OF     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL
                                     PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2006
 (Unaudited) (f)                      10.00         0.30            0.20            0.50        (0.30)       (0.30)
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2006
 (Unaudited) (g)                      10.00         0.27            0.21            0.48        (0.27)       (0.27)
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended April 30, 2006
 (Unaudited) (h)                      10.01         0.24            0.22            0.46        (0.24)       (0.24)
--------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended April 30, 2006
 (Unaudited) (i)                      10.00         0.31            0.20            0.51        (0.31)       (0.31)
--------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                         --------------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                         NET ASSETS AT     RATIO OF      INVESTMENT        RATIO OF
                             NET ASSET                      END OF        EXPENSES TO     INCOME TO      EXPENSES TO
                             VALUE, END      TOTAL          PERIOD          AVERAGE      AVERAGE NET       AVERAGE       PORTFOLIO
                             OF PERIOD     RETURN(b)        (000'S)      NET ASSETS(c)    ASSETS(c)   NET ASSETS(c)(d)  TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended April 30, 2006
 (Unaudited) (f)                10.20       5.10%             4,402        0.80%          6.86%            3.51%            6.94%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended April 30, 2006
 (Unaudited) (g)                10.21       4.82%             1,619        1.55%          6.21%            4.20%            6.94%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended April 30, 2006
 (Unaudited) (h)                10.23       4.58%               139        1.55%          6.33%            4.37%            6.94%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended April 30, 2006
 (Unaudited) (i)                10.20       5.21%             2,595        0.55%          7.12%            3.27%            6.94%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor High Yield Fixed Income Portfolio.
(b) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c)  Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.
(f)  Class A Shares commenced operations on November 18, 2005.
(g)  Class B Shares commenced operations on November 19, 2005.
(h)  Class C Shares commenced operations on December 14, 2005.
(i)  Class I Shares commenced operations on November 18, 2005.

See notes to financial statements.

53    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- GROWTH FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                          DIVIDENDS
                                                 --------------------------------------   -------------------------------------
                                                              NET REALIZED
                                                                  AND
                                                               UNREALIZED
                                                                 GAINS                                     NET
                                                                (LOSSES)                                 REALIZED
                                     NET ASSET      NET           FROM         TOTAL                    GAINS FROM
                                      VALUE,     INVESTMENT    INVESTMENT       FROM         NET        INVESTMENT
                                     BEGINNING     INCOME         AND        INVESTMENT   INVESTMENT       AND          TOTAL
                                     OF PERIOD     (LOSS)     TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (f)     $12.68       (0.02)        (0.11)        (0.13)          --            --            --
Year ended October 31, 2005            12.55        0.03          1.59          1.62        (0.05)           --         (0.05)
Six months ended
 April 30, 2006 (Unaudited)            14.12       (0.02)         1.15          1.13           --         (0.23)        (0.23)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (f)     $12.28       (0.07)        (0.10)        (0.17)          --            --            --
Year ended October 31, 2005            12.11       (0.07)         1.53          1.46           --            --            --
Six months ended
 April 30, 2006 (Unaudited)            13.57       (0.07)         1.10          1.03           --         (0.23)        (0.23)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)     $12.35       (0.06)        (0.12)        (0.18)          --            --            --
Year ended October 31, 2005            12.17       (0.07)         1.54          1.47           --            --            --
Six months ended
 April 30, 2006 (Unaudited)            13.64       (0.07)         1.10          1.03           --         (0.23)        (0.23)
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)     $12.67       (0.01)        (0.11)        (0.12)          --            --            --
Year ended October 31, 2005            12.55        0.06          1.59          1.65        (0.08)           --         (0.08)
Six months ended
 April 30, 2006 (Unaudited)            14.12          --          1.14          1.14           --         (0.23)        (0.23)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                              ------------------------------------------------------------------
                                                                                          RATIO OF
                                                                                            NET
                                                                                         INVESTMENT
                                                                                           INCOME       RATIO OF
                                                              NET ASSETS    RATIO OF     (LOSS) TO      EXPENSES
                                     NET ASSET                AT END OF    EXPENSES TO    AVERAGE      TO AVERAGE
                                     VALUE, END     TOTAL       PERIOD     AVERAGE NET      NET           NET         PORTFOLIO
                                     OF PERIOD    RETURN(b)    (000'S)      ASSETS(c)    ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (f)      $12.55       (1.03)%    $17,372        1.20%        (0.42)%        1.31%        53.08%
Year ended October 31, 2005             14.12       12.91 %(g)  21,866        1.15%(g)      0.19 %(g)     1.35%(g)     79.54%
Six months ended
 April 30, 2006 (Unaudited)             15.02        8.07 %     22,484        1.20%        (0.23)%        1.39%        36.21%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (f)      $12.11       (1.38)%    $ 1,402        1.95%        (1.17)%        2.06%        53.08%
Year ended October 31, 2005             13.57       12.06 %(g)   1,317        1.90%(g)     (0.48)%(g)     2.09%(g)     79.54%
Six months ended
 April 30, 2006 (Unaudited)             14.37        7.66 %      1,457        1.95%        (0.98)%        2.14%        36.21%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)      $12.17       (1.46)%    $   309        1.95%        (1.18)%        2.06%        53.08%
Year ended October 31, 2005             13.64       12.08 %(g)     344        1.90%(g)     (0.51)%(g)     2.10%(g)     79.54%
Six months ended
 April 30, 2006 (Unaudited)             14.44        7.69 %        354        1.95%        (0.98)%        2.14%        36.21%
--------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)      $12.55        0.95 %    $19,115        0.95%        (0.17)%        1.06%        53.08%
Year ended October 31, 2005             14.12       13.17 %(g)  13,107        0.90%(g)      0.56 %(g)     1.07%(g)     79.54%
Six months ended
 April 30, 2006 (Unaudited)             15.03        8.21 %     15,435        0.95%         0.02 %        1.14%        36.21%
--------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.
(b) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.
(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 7, 2004.
(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.

                                           HSBC INVESTOR FAMILY OF FUNDS     54

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- VALUE FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                           DIVIDENDS
                                               -----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                                                   AND
                                                                UNREALIZED
                                                                  GAINS                                     NET
                                   NET ASSET        NET          (LOSSES)                                 REALIZED
                                    VALUE,      INVESTMENT         FROM       TOTAL FROM      NET        GAINS FROM
                                   BEGINNING      INCOME        INVESTMENT    INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                   OF PERIOD      (LOSS)       TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (f)   $12.68          0.05           0.69          0.74        (0.04)           --         (0.04)
Year ended October 31, 2005          13.38          0.10           1.86          1.96        (0.08)        (0.13)        (0.21)
Six months ended April 30,
 2006 (Unaudited)                    15.13          0.06           1.87          1.93        (0.13)        (1.29)        (1.42)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (f)   $12.28            --           0.68          0.68        (0.01)           --         (0.01)
Year ended October 31, 2005          12.95         (0.02)          1.80          1.78           --         (0.13)        (0.13)
Six months ended April 30,
 2006 (Unaudited)                    14.60            --           1.80          1.80        (0.07)        (1.29)        (1.36)
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)   $12.35          0.01           0.67          0.68        (0.02)           --         (0.02)
Year ended October 31, 2005          13.01         (0.02)          1.82          1.80        (0.01)        (0.13)        (0.14)
Six months ended April 30,
 2006 (Unaudited)                    14.67            --           1.81          1.81        (0.05)        (1.29)        (1.34)
--------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)   $12.67          0.07           0.70          0.77        (0.06)           --         (0.06)
Year ended October 31, 2005          13.38          0.13           1.86          1.99        (0.11)        (0.13)        (0.24)
Six months ended April 30,
 2006 (Unaudited)                    15.13          0.08           1.86          1.94        (0.15)        (1.29)        (1.44)
--------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                         ------------------------------------------------------------------
                                                                                    RATIO OF
                                                                                      NET
                                                           NET                     INVESTMENT
                                     NET                 ASSETS                      INCOME
                                    ASSET                AT END      RATIO OF      (LOSS) TO      RATIO OF
                                   VALUE,                  OF       EXPENSES TO     AVERAGE     EXPENSES TO
                                   END OF      TOTAL     PERIOD     AVERAGE NET       NET       AVERAGE NET     PORTFOLIO
                                   PERIOD    RETURN(b)   (000'S)     ASSETS(c)     ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (f)  $13.38        7.79%   $20,933        1.20%         0.81%         1.25%         10.33%
Year ended October 31, 2005         15.13       14.69%(g) 23,315        1.15%(g)      0.64%(g)      1.30%(g)      16.45%
Six months ended April 30,
 2006 (Unaudited)                   15.64       13.42%    23,866        1.20%         0.78%         1.40%          9.31%
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (f)  $12.95        9.06%   $ 1,938        1.95%         0.05%         2.00%         10.33%
Year ended October 31, 2005         14.60       13.78%(g)  1,767        1.90%(g)     (0.10)(g)      2.04%(g)      16.45%
Six months ended April 30,
 2006 (Unaudited)                   15.04       12.95%     1,907        1.95%         0.03%         2.15%          9.31%
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)  $13.01        8.47%   $   399        1.95%         0.04%         2.00%         10.33%
Year ended October 31, 2005         14.67       13.86%(g)    388        1.90%(g)     (0.12)(g)      2.05%(g)      16.45%
Six months ended April 30,
 2006 (Unaudited)                   15.14       12.96%       341        1.95%         0.04%         2.15%          9.31%
-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)  $13.38        6.05%   $25,600        0.95%         1.05%         1.00%         10.33%
Year ended October 31, 2005         15.13       14.96%(g) 15,044        0.90%(g)      0.91%(g)      1.02%(g)      16.45%
Six months ended April 30,
 2006 (Unaudited)                   15.63       13.52%    16,537        0.95%         1.02%         1.15%          9.31%
-------------------------------------------------------------------------------------------------------------------------

  *  Calculated based on average shares outstanding.
 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.
 (f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 7, 2004.
 (g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.

55    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      INVESTMENT ACTIVITIES                  DIVIDENDS
                                              --------------------------------------   ----------------------
                                                               NET
                                                             REALIZED
                                                               AND
                                                            UNREALIZED
                                                              GAINS
                                  NET ASSET      NET         (LOSSES)       TOTAL
                                   VALUE,     INVESTMENT       FROM          FROM         NET
                                  BEGINNING     INCOME      INVESTMENT    INVESTMENT   INVESTMENT     TOTAL
                                  OF PERIOD     (LOSS)     TRANSACTIONS   ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2001 (e)  $10.06        0.01         (1.15)        (1.14)       (0.01)       (0.01)
Year ended October 31, 2002          8.91        0.04         (1.73)        (1.69)       (0.01)       (0.01)
Year ended October 31, 2003          7.21        0.06          1.18          1.24        (0.06)       (0.06)
Year ended October 31, 2004          8.39        0.05          0.36          0.41        (0.04)       (0.04)
Year ended October 31, 2005          8.76        0.07          1.01          1.08        (0.09)       (0.09)
Six months ended April 30, 2006
 (Unaudited)                         9.75       (0.01)         1.20          1.19           --           --
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)  $ 9.54       (0.01)        (0.64)        (0.65)       (0.01)       (0.01)
Year ended October 31, 2002          8.88       (0.00)>       (1.74)        (1.74)          --           --
Year ended October 31, 2003          7.14       (0.01)         1.18          1.17        (0.01)       (0.01)
Year ended October 31, 2004          8.30       (0.02)*        0.36          0.34        (0.00)>      (0.00)>
Year ended October 31, 2005          8.64       (0.01)         1.01          1.00        (0.03)       (0.03)
Six months ended April 30, 2006
 (Unaudited)                         9.61       (0.05)         1.18          1.13           --           --
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (h)  $ 8.40       (0.02)*        0.38          0.36        (0.03)       (0.03)
Year ended October 31, 2005          8.73       (0.01)         1.02          1.01        (0.04)       (0.04)
Six months ended April 30, 2006
 (Unaudited)                         9.70       (0.05)         1.18          1.13           --           --
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2001 (i)  $10.00        0.02         (1.09)        (1.07)       (0.01)       (0.01)
Year ended October 31, 2002          8.92        0.06         (1.73)        (1.67)       (0.03)       (0.03)
Year ended October 31, 2003          7.22        0.07          1.19          1.26        (0.08)       (0.08)
Year ended October 31, 2004          8.40        0.07          0.36          0.43        (0.06)       (0.06)
Year ended October 31, 2005          8.77        0.10          0.99          1.10        (0.12)       (0.12)
Six months ended April 30, 2006
 (Unaudited)                         9.75        0.01          1.20          1.21        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTARY DATA
                                                            -------------------------------------------------------------
                                                                                    RATIO OF
                                                                                      NET
                                                                        RATIO OF   INVESTMENT
                                     NET                       NET      EXPENSES     INCOME
                                    ASSET                   ASSETS AT      TO      (LOSS) TO     RATIO OF
                                    VALUE,                   END OF      AVERAGE    AVERAGE    EXPENSES TO
                                    END OF      TOTAL        PERIOD        NET        NET      AVERAGE NET     PORTFOLIO
                                    PERIOD    RETURN(a)      (000'S)    ASSETS(b)  ASSETS(b)   ASSETS(b)(c)   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2001 (e)   $8.91    (12.65)%       $  1,927     1.11%      0.15 %        1.11%          43.13%
Year ended October 31, 2002          7.21    (18.97)%          1,306     1.01%      0.39 %        1.01%          59.85%
Year ended October 31, 2003          8.39     17.26 %          1,827     1.04%      0.70 %        1.04%          64.52%
Year ended October 31, 2004          8.76      4.94 %          1,500     1.02%      0.50 %        1.02%          73.68%
Year ended October 31, 2005          9.75     12.36 %(f)       1,260     1.11%(f)   0.73 %(f)     1.16%         106.49%
Six months ended April 30, 2006
 (Unaudited)                        10.94     12.21%           1,424     1.32%     (0.14)%        1.43%           8.63%
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)   $8.88    (10.52)%       $    330     1.84%     (0.64)%        1.84%          43.13%
Year ended October 31, 2002          7.14    (19.59)%          1,154     1.76%     (0.30)%        1.76%          59.85%
Year ended October 31, 2003          8.30     16.40 %          2,235     1.79%     (0.07)%        1.79%          64.52%
Year ended October 31, 2004          8.64      4.13 %          3,820     1.77%     (0.25)%        1.77%          73.68%
Year ended October 31, 2005          9.61     11.61 %(f)       4,194     1.87%(f)  (0.10)%(f)     1.93%         106.49%
Six months ended April 30, 2006
 (Unaudited)                        10.74     11.76%           4,683     2.07%     (0.89)%        2.18%           8.63%
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (h)   $8.73      3.57 %       $     41     1.77%     (0.28)%        1.77%          73.68%
Year ended October 31, 2005          9.70     11.59 %(f)          49     1.88%(f)  (0.13)%(f)     1.93%         106.49%
Six months ended April 30, 2006
 (Unaudited)                        10.83     11.65%              65     2.07%     (0.87)%        2.18%           8.63%
-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2001 (i)   $8.92     (9.71)%       $219,221     0.82%      0.38 %        0.82%          43.13%
Year ended October 31, 2002          7.22    (18.76)%        168,812     0.76%      0.66 %        0.76%          59.85%
Year ended October 31, 2003          8.40     17.63 %        203,458     0.79%      0.96 %        0.79%          64.52%
Year ended October 31, 2004          8.77      5.18 %        196,219     0.77%      0.77 %        0.77%          73.68%
Year ended
 October 31, 2005                    9.75     12.61 %(f)      46,888     0.80%(f)   1.20 %(f)     0.86%         106.49%
Six months ended April 30, 2006
 (Unaudited)                        10.95     12.37%          42,014     1.07%      0.12%         1.18%           8.63%
-------------------------------------------------------------------------------------------------------------------------

 >  Less than $0.005 per share.
 *  Calculated based on average shares outstanding.
(a) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(b) Annualized for periods less than one year.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.
(e) Class A Shares commenced operations on April 12, 2001.
(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.02%, 0.02%, 0.02% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(g) Class B Shares commenced operations on April 5, 2001.
(h) Class C Shares commenced operations on November 3, 2003.
(i) Class I Shares commenced operations on April 2, 2001.

See notes to financial statements.

                                            HSBC INVESTOR FAMILY OF FUNDS    56

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- MID-CAP FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                INVESTMENT ACTIVITIES                   DIVIDENDS
                                       ---------------------------------------   ------------------------
                                                    NET REALIZED
                                                        AND
                                                     UNREALIZED
                                                       GAINS                         NET
                                                      (LOSSES)                     REALIZED
                           NET ASSET                    FROM                      GAINS FROM
                            VALUE,        NET       INVESTMENTS    TOTAL FROM    INVESTMENTS
                           BEGINNING   INVESTMENT   AND OPTIONS    INVESTMENT    AND OPTIONS      TOTAL
                           OF PERIOD      LOSS      TRANSACTIONS   ACTIVITIES    TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31,
 2001                       $10.07       (0.03)        (2.00)         (2.03)        (0.14)        (0.14)
Year ended October 31,
 2002                         7.90       (0.03)        (1.57)         (1.60)           --            --
Year ended October 31,
 2003                         6.30       (0.03)*        1.68           1.65            --            --
Year ended October 31,
 2004                         7.95       (0.04)*        0.53           0.49            --            --
Year ended October 31,
 2005                         8.44       (0.06)*        1.49           1.43            --            --
Six months ended April
 30, 2006 (Unaudited)         9.87        0.02          1.33           1.35         (2.18)        (2.18)
---------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2001                       $10.06       (0.08)        (2.02)         (2.10)        (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)        (1.55)         (1.63)           --            --
Year ended October 31,
 2003                         6.19       (0.08)         1.64           1.56            --            --
Year ended October 31,
 2004                         7.75       (0.10)*        0.51           0.41            --            --
Year ended October 31,
 2005                         8.16       (0.13)*        1.45           1.32            --            --
Six months ended April
 30, 2006 (Unaudited)         9.48       (0.01)         1.27           1.26         (2.18)        (2.18)
---------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2001                       $10.06       (0.09)        (2.01)         (2.10)        (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)        (1.54)         (1.62)           --            --
Year ended October 31,
 2003                         6.20       (0.08)         1.68           1.60            --            --
Year ended October 31,
 2004                         7.80       (0.10)*        0.52           0.42            --            --
Year ended October 31,
 2005                         8.22       (0.13)*        1.45           1.32            --            --
Six months ended April
 30, 2006 (Unaudited)         9.54       (0.01)         1.28           1.27         (2.18)        (2.18)
---------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31,
 2001                       $10.08       (0.01)        (2.02)         (2.03)        (0.14)        (0.14)
Year ended October 31,
 2002                         7.91       (0.02)        (1.56)         (1.58)           --            --
Year ended October 31,
 2003                         6.33       (0.01)         1.69           1.68            --            --
Year ended October 31,
 2004                         8.01       (0.02)*        0.53           0.51            --            --
Year ended  October 31,
 2005                         8.52       (0.02)*        1.48           1.46            --            --
Six months ended April
 30, 2006 (Unaudited)         9.98        0.03          1.35           1.38         (2.18)        (2.18)
---------------------------------------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                   -------------------------------------------------------------------
                                                                                RATIO OF
                                                                                  NET
                              NET                     NET                      INVESTMENT
                             ASSET                 ASSETS AT     RATIO OF       LOSS TO       RATIO OF
                            VALUE,                  END OF       EXPENSES       AVERAGE     EXPENSES TO
                              END        TOTAL      PERIOD      TO AVERAGE        NET       AVERAGE NET     PORTFOLIO
                           OF PERIOD   RETURN(a)    (000'S)    NET ASSETS(b)   ASSETS(b)    ASSETS(b)(c)   TURNOVER(d)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31,
 2001                        $7.90     (20.37)%    $    927        1.13%          (0.40)%      1.13%         112.67%
Year ended October 31,
 2002                         6.30     (20.25)%       1,010        1.08%          (0.46)%      1.08%         140.23%
Year ended October 31,
 2003                         7.95      26.19 %       1,539        1.10%          (0.43)%      1.10%         100.86%
Year ended October 31,
 2004                         8.44       6.16 %       1,878        1.09%          (0.54)%      1.09%         106.72%
Year ended October 31,
 2005                         9.87      16.94 %(e)    2,151        1.38%(e)       (0.65)%(e)   1.53%         169.62%
Six months ended April
 30, 2006 (Unaudited)         9.04      15.71 %       2,505        1.64%           0.44 %      1.82%          30.15%
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2001                        $7.82     (21.09)%    $  3,827        1.88%          (1.16)%      1.88%         112.67%
Year ended October 31,
 2002                         6.19     (20.84)%       4,391        1.83%          (1.21)%      1.83%         140.23%
Year ended October 31,
 2003                         7.75      25.20 %       6,009        1.85%          (1.16)%      1.85%         100.86%
Year ended October 31,
 2004                         8.16       5.29 %       7,037        1.84%          (1.29)%      1.84%         106.72%
Year ended October 31,
 2005                         9.48      16.18 %(e)    7,415        2.11%(e)       (1.38)%(e)   2.27%        169.62%
Six months ended April
 30, 2006 (Unaudited)         8.56      15.34 %       8,195        2.39%          (0.29)%      2.57%          30.15%
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2001                        $7.82     (21.09)%    $     21        1.87%          (1.13)%      1.87%         112.67%
Year ended October 31,
 2002                         6.20     (20.72)%          20        1.83%          (1.20)%      1.83%         140.23%
Year ended October 31,
 2003                         7.80      25.81 %          54        1.85%          (1.23)%      1.85%         100.86%
Year ended October 31,
 2004                         8.22       5.38 %          94        1.84%          (1.29)%      1.84%         106.72%
Year ended October 31,
 2005                         9.54      16.06 %(e)      111        2.13%(e)       (1.40)%(e)   2.28%         169.62%
Six months ended April
 30, 2006 (Unaudited)         8.63      15.33 %         129        2.39%          (0.29)%      2.57%          30.15%
----------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31,
 2001                        $7.91     (20.34)%    $129,390        0.87%          (0.13)%      0.87%         112.67%
Year ended October 31,
 2002                         6.33     (19.97)%      98,059        0.82%          (0.18)%      0.82%         140.23%
Year ended October 31,
 2003                         8.01      26.54 %     160,621        0.85%          (0.17)%      0.85%         100.86%
Year ended October 31,
 2004                         8.52       6.37 %     117,354        0.84%          (0.28)%      0.84%         106.72%
Year ended October 31,
 2005                         9.98      17.14 %(e)   19,618        0.89%(e)       (0.19)%(e)   1.02%         169.62%
Six months ended April
 30, 2006 (Unaudited)         9.18      15.86 %      19,669        1.40%           0.68 %      1.58%          30.15%
----------------------------------------------------------------------------------------------------------------------

 *   Calculated based on average shares outstanding.
 (a) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (b) Annualized for periods less than one year.
 (c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.
 (d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.
 (e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively.

See notes to financial statements.

57    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
    HSBC ADVISOR FUNDS TRUST -- INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                               INVESTMENT ACTIVITIES                          DIVIDENDS
                                       --------------------------------------   -------------------------------------
                                                        NET
                                                      REALIZED
                                                        AND
                                                     UNREALIZED
                                                       GAINS                                     NET
                                                      (LOSSES)                                 REALIZED
                                                        FROM                                  GAINS FROM
                           NET ASSET                 INVESTMENT      TOTAL                    INVESTMENT
                            VALUE,        NET       AND FOREIGN       FROM         NET       AND FOREIGN
                           BEGINNING   INVESTMENT     CURRENCY     INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                           OF PERIOD     INCOME     TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31,
 2001                       $18.13        0.09         (4.38)        (4.29)          --         (1.28)        (1.28)
Year ended October 31,
 2002                        12.56        0.09         (1.73)        (1.64)       (0.19)           --         (0.19)
Year ended October 31,
 2003                        10.73        0.20          2.02          2.22        (0.19)           --         (0.19)
Year ended October 31,
 2004                        12.76        0.18          2.32          2.50        (0.39)           --         (0.39)
Year ended October 31,
 2005                        14.87        0.31          2.59          2.90        (0.23)           --         (0.23)
Six months ended April
 30, 2006 (Unaudited)        17.54        0.09          4.65          4.74        (0.36)        (0.60)        (0.96)
---------------------------------------------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTARY DATA
                                                   ----------------------------------------------------------------

                                                                            RATIO OF
                                                               RATIO OF       NET
                              NET                     NET      EXPENSES    INVESTMENT
                             ASSET                 ASSETS AT      TO       INCOME TO      RATIO OF
                            VALUE,                  END OF      AVERAGE     AVERAGE     EXPENSES TO
                              END        TOTAL      PERIOD        NET         NET       AVERAGE NET     PORTFOLIO
                           OF PERIOD   RETURN(b)    (000'S)    ASSETS(c)   ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31,
 2001                        $12.56     (25.42)%   $184,494      0.99%       0.51%         0.99%          26.90%
Year ended October 31,
 2002                         10.73     (13.32)%    194,704      0.99%       0.70%         0.99%          31.63%
Year ended October 31,
 2003                         12.76       21.03%    123,658      1.07%       1.16%         1.07%          68.51%
Year ended October 31,
 2004                         14.87       20.06%    148,317      1.05%       1.39%         1.05%         106.11%
Year ended October 31,
 2005                         17.54       19.69%    193,144      0.92%       2.01%         0.92%          31.32%
Six months ended April
 30, 2006 (Unaudited)         21.32       28.02%    261,403      0.96%       1.02%         0.96%          14.64%
-----------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its inevitable assets.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    58

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                  INVESTMENT ACTIVITIES                          DIVIDENDS
                                          --------------------------------------   -------------------------------------
                                                           NET
                                                         REALIZED
                                                           AND
                                                        UNREALIZED
                                                          GAINS                                     NET
                                                         (LOSSES)                                 REALIZED
                                                           FROM                                  GAINS FROM
                                                        INVESTMENT                               INVESTMENT
                            NET ASSET        NET           AND          TOTAL                       AND
                              VALUE,      INVESTMENT     FOREIGN         FROM         NET         FOREIGN
                           BEGINNING OF     INCOME       CURRENCY     INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                              PERIOD        (LOSS)     TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31,
 2001                         $17.21        (0.04)        (4.05)        (4.09)          --         (1.46)        (1.46)
Year ended October 31,
 2002                          11.66        (0.04)        (1.34)        (1.38)       (0.12)        (0.29)        (0.41)
Year ended October 31,
 2003                           9.87         0.01          1.95          1.96        (0.10)           --         (0.10)
Year ended October 31,
 2004                          11.73         0.08          2.19          2.27        (0.07)           --         (0.07)
Year ended October 31,
 2005                          13.93         0.18          2.33          2.51        (0.06)        (0.79)        (0.85)
Six months ended April
 30, 2006 (Unaudited)          15.59         0.02          4.06          4.08        (0.25)        (1.16)        (1.41)
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2001                         $16.85        (0.14)        (3.95)        (4.09)          --         (1.46)        (1.46)
Year ended October 31,
 2002                          11.30        (0.08)        (1.34)        (1.42)       (0.03)        (0.29)        (0.32)
Year ended October 31,
 2003                           9.56        (0.06)         1.89          1.83        (0.05)           --         (0.05)
Year ended October 31,
 2004                          11.34         0.01 *        2.08          2.09           --            --            --
Year ended October 31,
 2005                          13.43         0.07          2.24          2.31           --         (0.79)        (0.79)
Six months ended April
 30, 2006 (Unaudited)          14.95        (0.04)         3.89          3.85        (0.14)        (1.16)        (1.30)
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2001                         $17.00        (0.18)        (3.95)        (4.13)          --         (1.46)        (1.46)
Year ended October 31,
 2002                          11.41        (0.08)        (1.36)        (1.44)          --         (0.29)        (0.29)
Year ended October 31,
 2003                           9.68        (0.06)         1.93          1.87        (0.01)           --         (0.01)
Year ended October 31,
 2004                          11.54        (0.01)         2.14          2.13           --            --            --
Year ended October 31,
 2005                          13.67         0.06          2.29          2.35           --         (0.79)        (0.79)
Six months ended April
 30, 2006 (Unaudited)          15.23        (0.04)         3.97          3.93        (0.14)        (1.16)        (1.30)
------------------------------------------------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTARY DATA
                                                  ------------------------------------------------------------
                                                                         RATIO OF
                                                                           NET
                                                    NET     RATIO OF    INVESTMENT
                              NET                 ASSETS    EXPENSES      INCOME
                             ASSET                  AT         TO       (LOSS) TO     RATIO OF
                            VALUE,                END OF     AVERAGE     AVERAGE     EXPENSES TO
                              END        TOTAL    PERIOD       NET         NET       AVERAGE NET     PORTFOLIO
                           OF PERIOD   RETURN(b)  (000'S)   ASSETS(c)   ASSETS(c)   ASSETS(c)(d)    TURNOVER(e)
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31,
 2001                       $11.66     (25.93)%   $ 6,940     1.85%      (0.35)%        2.44%          26.90%
Year ended October 31,
 2002                         9.87     (12.42)%     7,203     1.85%      (0.18)%        2.28%          31.63%
Year ended October 31,
 2003                        11.73      20.09 %    10,096     1.85%       0.07 %        2.34%          68.51%
Year ended October 31,
 2004                        13.93      19.40 %    17,721     1.78%       0.79 %        1.88%         106.11%
Year ended October 31,
 2005                        15.59      18.64 %    20,680     1.66%       1.21 %        1.66%          31.32%
Six months ended April
 30, 2006 (Unaudited)        18.26      27.72%     22,767     1.64%       0.29%         1.64%          14.64%
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2001                       $11.30     (26.52)%   $   294     2.60%      (1.09)%        3.18%          26.90%
Year ended October 31,
 2002                         9.56     (13.07)%       588     2.60%      (0.87)%        3.04%          31.63%
Year ended October 31,
 2003                        11.34      19.26 %     1,076     2.60%      (0.62)%        3.16%          68.51%
Year ended October 31,
 2004                        13.43      18.43 %     2,061     2.53%       0.05 %        2.63%         106.11%
Year ended October 31,
 2005                        14.95      17.72 %     2,403     2.41%       0.47 %        2.41%          31.32%
Six months ended April
 30, 2006 (Unaudited)        17.50      27.24%      3,225     2.38%      (0.40)%        2.38%          14.64%
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31,
 2001                       $11.41     (26.53)%   $   139     2.60%      (1.10)%        3.16%          26.90%
Year ended October 31,
 2002                         9.68     (13.08)%        96     2.60%      (1.00)%        3.04%          31.63%
Year ended October 31,
 2003                        11.54      19.28 %       121     2.60%      (0.64)%        3.17%          68.51%
Year ended October 31,
 2004                        13.67      18.46 %       137     2.54%      (0.10)%        2.66%         106.11%
Year ended October 31,
 2005                        15.23      17.70 %       164     2.41%       0.48 %        2.41%          31.32%
Six months ended April
 30, 2006 (Unaudited)        17.86      27.28%        212     2.38%      (0.42)%        2.38%          14.64%
--------------------------------------------------------------------------------------------------------------

 *  Calculated based on average shares outstanding.
(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

See notes to financial statements.

59    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
    HSBC ADVISOR FUNDS TRUST -- SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                  INVESTMENT ACTIVITIES                   DIVIDENDS
                                          --------------------------------------   ------------------------
                                                           NET
                                                         REALIZED
                                                           AND
                                                        UNREALIZED
                                                          GAINS                        NET
                            NET ASSET                    (LOSSES)       TOTAL        REALIZED
                              VALUE,         NET           FROM          FROM       GAINS FROM
                            BEGINNING     INVESTMENT    INVESTMENT    INVESTMENT    INVESTMENT      TOTAL
                            OF PERIOD        LOSS      TRANSACTIONS   ACTIVITIES   TRANSACTIONS   DIVIDENDS
-----------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31,
 2001                         $17.81        (0.10)        (3.65)        (3.75)        (2.74)        (2.74)
Year ended October 31,
 2002                          11.32        (0.09)        (1.96)        (2.05)           --            --
Year ended October 31,
 2003                           9.27        (0.06)         3.15          3.09            --            --
Year ended October 31,
 2004                          12.36        (0.08)         0.79          0.71            --            --
Year ended October 31,
 2005                          13.07        (0.10)         1.97          1.87            --            --
Six months ended April
 30, 2006 (Unaudited)          14.94        (0.04)         3.11          3.07         (0.50)        (0.50)
-----------------------------------------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTARY DATA
                                                  --------------------------------------------------------------
                                                                           RATIO OF
                                                              RATIO OF       NET
                             NET                     NET      EXPENSES    INVESTMENT
                            ASSET                 ASSETS AT      TO        LOSS TO       RATIO OF
                           VALUE,                  END OF      AVERAGE     AVERAGE     EXPENSES TO
                           END OF       TOTAL      PERIOD        NET         NET       AVERAGE NET     PORTFOLIO
                           PERIOD     RETURN(b)    (000'S)    ASSETS(c)   ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
----------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31,
 2001                      $11.32    (22.98)%     $180,265      1.07%       (0.74)%       1.07%          52.47%
Year ended October 31,
 2002                        9.27    (18.11)%      190,686      1.07%       (0.87)%       1.07%         103.90%
Year ended October 31,
 2003                       12.36     33.33 %      326,072      1.01%       (0.72)%       1.01%         152.05%
Year ended October 31,
 2004                       13.07      5.74 %      279,669      0.98%       (0.62)%       0.98%          81.75%
Year ended October 31,
 2005                       14.94     14.31 %(f)   177,519      0.94%(f)    (0.54)%(f)    0.94%(f)       63.95%
Six months ended April
 30, 2006 (Unaudited)       17.51     20.98 %      198,931      1.02%       (0.48)%       1.02%          31.02%
----------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Equity Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Advisor Shares.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    60

--------------------------------------------------------------------------------
    HSBC INVESTOR FUNDS -- OPPORTUNITY FUND
--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                 INVESTMENT ACTIVITIES                   DIVIDENDS
                                         --------------------------------------   ------------------------
                                                          NET
                                                        REALIZED
                                                          AND                         NET
                                                       UNREALIZED                   REALIZED
                                                         GAINS                       GAINS
                           NET ASSET                    (LOSSES)       TOTAL        (LOSSES)
                             VALUE,         NET           FROM          FROM          FROM
                           BEGINNING     INVESTMENT    INVESTMENT    INVESTMENT    INVESTMENT      TOTAL
                           OF PERIOD        LOSS      TRANSACTIONS   ACTIVITIES   TRANSACTIONS   DIVIDENDS
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31,
  2001                        $18.75       (0.14)        (3.58)        (3.72)        (5.43)        (5.43)
Year ended October 31,
 2002                          9.60        (0.13)        (1.64)        (1.77)           --            --
Year ended October 31,
 2003                          7.83        (0.10)         2.63          2.53            --            --
Year ended October 31,
 2004                         10.36        (0.13)         0.68          0.55            --            --
Year ended October 31,
 2005                         10.91        (0.14)         1.62          1.48            --            --
Six months ended April
 30, 2006 (Unaudited)         12.39        (0.07)         2.59          2.52         (0.39)        (0.39)
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2001                        $18.40        (0.23)*       (3.47)        (3.70)        (5.43)        (5.43)
Year ended October 31,
 2002                          9.27        (0.20)*       (1.56)        (1.76)           --            --
Year ended October 31,
 2003                          7.51        (0.18)*        2.52          2.34            --            --
Year ended October 31,
 2004                          9.85        (0.20)         0.64          0.44            --            --
Year ended October 31,
 2005                         10.29        (0.22)         1.53          1.31            --            --
Six months ended April
 30, 2006 (Unaudited)         11.60        (0.11)         2.42          2.31         (0.39)        (0.39)
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October
 31, 2001                    $18.51        (0.24)*       (3.49)        (3.73)        (5.43)        (5.43)
Year ended October 31,
 2002                          9.35        (0.21)*       (1.57)        (1.78)           --            --
Year ended October 31,
 2003                          7.57        (0.18)         2.55          2.37            --            --
Year ended October 31,
 2004                          9.94        (0.22)         0.67          0.45            --            --
Year ended October 31,
 2005                         10.39        (0.21)         1.53          1.32            --            --
Six months ended April
 30, 2006 (Unaudited)         11.71        (0.11)         2.44          2.33         (0.39)        (0.39)
----------------------------------------------------------------------------------------------------------

                                                              RATIOS/SUPPLEMENTARY DATA
                                                  -------------------------------------------------
                                                                             RATIO OF
                                                    NET                       NET
                           NET                    ASSETS                   INVESTMENT
                          ASSET                   AT END      RATIO OF      LOSS TO      RATIO OF
                          VALUE,                    OF       EXPENSES TO    AVERAGE    EXPENSES TO
                          END OF      TOTAL       PERIOD     AVERAGE NET      NET      AVERAGE NET    PORTFOLIO
                          PERIOD    RETURN(b)     (000'S)     ASSETS(c)    ASSETS(c)   ASSETS(c)(d)  TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31,
 2001                     $9.60    (23.65)%       $11,892     1.65%        (1.32)%       1.97%          52.47%
Year ended October 31,
 2002                      7.83    (18.44)%        11,384     1.65%        (1.45)%       2.08%         103.90%
Year ended October 31,
 2003                     10.36     32.31 %        16,695     1.65%        (1.36)%       2.09%         152.05%
Year ended October 31,
 2004                     10.91      5.31 %        20,902     1.61%        (1.24)%       1.72%          81.75%
Year ended October 31,
 2005                     12.39     13.57 %(f)     22,875     1.51%(f)     (1.11)%(f)    1.69%(f)       63.95%
Six months ended April
 30, 2006 (Unaudited)     14.52     20.72 %        25,528     1.55%        (1.01)%       1.66%          31.02%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 2001                     $9.27    (24.16)%       $ 1,315     2.40%        (2.08)%       2.73%          52.47%
Year ended October 31,
 2002                      7.51    (18.99)%         2,374     2.40%        (2.18)%       2.86%         103.90%
Year ended October 31,
 2003                      9.85     31.16 %         3,952     2.40%        (2.11)%       2.83%         152.05%
Year ended October 31,
 2004                     10.29      4.47 %         4,611     2.36%        (2.00)%       2.47%          81.75%
Year ended October 31,
 2005                     11.60     12.73 %(f)      4,539     2.26%(f)     (1.86)%(f)    2.44%(f)       63.95%
Six months ended April
 30, 2006 (Unaudited)     13.52     20.32 %         5,169     2.30%        (1.76)%       2.41%          31.02%
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October
 31, 2001                 $9.35    (24.17)%       $   407     2.40%        (2.06)%       2.71%          52.47%
Year ended October 31,
 2002                      7.57    (19.04)%           329     2.40%        (2.20)%       2.83%         103.90%
Year ended October 31,
 2003                      9.94     31.31 %           395     2.40%        (2.11)%       2.84%         152.05%
Year ended October 31,
 2004                     10.39      4.53 %           344     2.37%        (2.00)%       2.48%          81.75%
Year ended October 31,
 2005                     11.71     12.70 %(f)        306     2.26%(f)     (1.86)%(f)    2.44%(f)       63.95%
Six months ended April
 30, 2006 (Unaudited)     13.65     20.30 %           354     2.30%        (1.76)%       2.41%          31.02%
-----------------------------------------------------------------------------------------------------------------

 *  Calculated using average shares.
(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.

61    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                     NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED)

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. As of April 30, 2006, the Trust is comprised of 24 separate funds and the Advisor Trust is comprised of 3 separate funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 13 funds (individually a 'Fund', collectively the 'Funds') of the Trust and Advisor Trust (collectively the 'Trusts'):

FUND                                                      SHORT NAME                   TRUST
----                                                      ----------                   -----
HSBC Investor Intermediate Duration Fixed Income          Intermediate Duration        Trust
  Fund (formerly the HSBC Investor Limited Maturity       Fixed Income Fund
  Fund)
HSBC Investor Core Plus Fixed Income Fund (Advisor)       Core Plus Fixed Income       Advisor Trust
  (formerly the HSBC Investor Fixed Income Fund)          Fund (Advisor)
HSBC Investor Core Plus Fixed Income Fund (formerly       Core Plus Fixed Income       Trust
  the HSBC Investor Bond Fund)                            Fund
HSBC Investor New York Tax-Free Bond Fund                 New York Tax-Free Bond       Trust
                                                          Fund
HSBC Investor High Yield Fixed Income Fund                High Yield Fixed             Trust
                                                          Income Fund
HSBC Investor Growth Fund                                 Growth Fund                  Trust
HSBC Investor Value Fund                                  Value Fund                   Trust
HSBC Investor Growth and Income Fund                      Growth and Income Fund       Trust
HSBC Investor Mid-Cap Fund                                Mid-Cap Fund                 Trust
HSBC Investor International Equity Fund                   International Equity         Advisor Trust
                                                          Fund
HSBC Investor Overseas Equity Fund                        Overseas Equity Fund         Trust
HSBC Investor Small Cap Equity Fund                       Small Cap Equity Fund        Advisor Trust
HSBC Investor Opportunity Fund                            Opportunity Fund             Trust

        Financial statements for all other series of the HSBC Investor Family of Funds are published separately. The HSBC Investor Intermediate Duration Fixed Income Portfolio (formerly the HSBC Investor Limited Maturity Portfolio), HSBC Investor Core Plus Fixed Income Portfolio (formerly the HSBC Investor Fixed Income Portfolio), HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor International Equity Portfolio and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio', collectively the 'Portfolios') are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'). The Portfolio Trust is an open-end management investment company organized under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Board of Trustees may authorize issuance of an unlimited number of shares of beneficial interest in the Portfolios under the Declaration of Trust of the Portfolio Trust.

        The Intermediate Duration Fixed Income Fund, Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, New York Tax-Free Bond Fund, High Yield Fixed Income Fund, Growth Fund, Value Fund, Growth and Income Fund, Mid-Cap Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund', collectively the 'Feeder Funds') utilize the master feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below).

                                             HSBC INVESTOR FAMILY OF FUNDS    62

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

                                                                                          PROPORTIONATE
                                                                                           INTEREST ON
FUND                               RESPECTIVE PORTFOLIO                                   APRIL 30, 2006
----                               --------------------                                   --------------
Intermediate Duration Fixed        HSBC Investor Intermediate Duration Fixed Income           94.2%
  Income Fund                      Portfolio
Core Plus Fixed Income Fund        HSBC Investor Core Plus Fixed Income Portfolio             73.8%
  (Advisor)
Core Plus Fixed Income Fund        HSBC Investor Core Plus Fixed Income Portfolio             16.2%
High Yield Fixed Income Fund       HSBC Investor High Yield Fixed Income Portfolio            80.0%
Growth Fund                        HSBC Investor Growth Portfolio                             68.7%
Value Fund                         HSBC Investor Value Portfolio                              69.2%
International Equity Fund          HSBC Investor International Equity Portfolio               85.0%
Overseas Equity Fund               HSBC Investor International Equity Portfolio                8.5%
Small Cap Equity Fund              HSBC Investor Small Cap Equity Portfolio                   80.3%
Opportunity Fund                   HSBC Investor Small Cap Equity Portfolio                   12.5%

        The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Intermediate Duration Fixed Income Fund, New York Tax-Free Bond Fund, High Yield Fixed Income Fund, Growth Fund, Value Fund, and the Growth and Income Fund each offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class I Shares. The Mid-Cap Fund offers four classes of shares:
    Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Core Plus Fixed Income Fund (Advisor), International Equity Fund, and the Small Cap Equity Fund each offers one class of shares: Advisor Shares. The Core Plus Fixed Income Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the Trusts' organizational documents, the Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive

63    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds' Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        During the period, security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata income, expenses, changes in unrealized appreciation and depreciation and realized and unrealized gains and losses derived from their respective Portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference

                                             HSBC INVESTOR FAMILY OF FUNDS    64

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the period ended April 30, 2006, the funds did not write any covered call options.

    SECURITIES LOANS:

        To generate additional income, the Funds may lend portfolio securities, in amounts up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value of the loaned securities. HSBC Bank USA ('HSBC Bank'), an affiliate of the Investment Adviser (defined below), acts as the securities lending agent for this activity. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily and adjusted, if needed, to provide the requited level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC Bank to be of good standing and creditworthy under guidelines approved by the Board of Trustees and when, in the judgement of HSBC Bank, the amounts that can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. As of April 30, 2006, the Funds had no securities on loan.

    LINE OF CREDIT:

        The New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, these Funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period ended April 30, 2006, the details of the borrowing were as follows (based on the actual number of days in which the respective Fund borrowed monies):

                                                                AVERAGE     AVERAGE
                                                                AMOUNT      INTEREST
                            FUND                              OUTSTANDING     RATE
                            ----                              -----------     ----
    Growth and Income Fund.... .............................    $666,151      4.64%
    Mid-Cap Fund............................................     567,661      4.82%

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        The Intermediate Duration Fixed Income Fund, Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, New York Tax-Free Bond Fund, and the High Yield Fixed Income Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Growth Fund and Value Fund, semi-annually in the case of the Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund, and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

65    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

    REDEMPTION FEE:

        A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the period ended April 30, 2006, the following Funds collected redemption fees as follows:

                            FUND                              FEES COLLECTED
                            ----                              --------------
        Intermediate Duration Fixed Income Fund.............       $  2
        Core Plus Fixed Income Fund (Advisor)...............       $164
        Core Plus Fixed Income Fund.........................       $ 42
        New York Tax-Free Bond Fund.........................       $173
        High Yield Fixed Income Fund........................       $254
        Growth Fund.........................................       $289
        Value Fund..........................................       $ 83
        Growth & Income Fund................................       $ --
        Mid-Cap Fund........................................       $  8
        International Equity Fund...........................       $  1
        Overseas Equity Fund................................       $120
        Small Cap Equity Fund...............................       $ 57
        Opportunity Fund....................................       $219

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Growth and Income Fund, and the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. Sub-Investment Adviser services are provided by Transamerica Investment Management, LLC ('Transamerica') and Munder Capital Management ('Munder') for the Growth and Income Fund and Mid-Cap Fund, respectively.

        For its services as Investment Adviser, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% of the average daily net assets of the New York Tax-Free Bond Fund.

                                             HSBC INVESTOR FAMILY OF FUNDS    66

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

        For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Transamerica receive, in the aggregate, a fee accrued daily and paid monthly at an annual rate of 0.60% of the Growth and Income Fund's average daily net assets.

        For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund's average daily net assets.

        The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, based on average daily net assets of the Growth and Income Fund and Mid-Cap Fund.

    ADMINISTRATION:

        HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

                   BASED ON AVERAGE DAILY NET ASSETS                 FEE RATE
                   ---------------------------------                 --------
        Up to $8 billion...........................................   0.075%
        In excess of $8 billion but not exceeding $9.25 billion....   0.070%
        In excess of $9.25 billion but not exceeding $12 billion...   0.050%
        In excess of $12 billion...................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above. HSBC may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

        Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as sub-administrator to each Fund subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points), which is retained by HSBC.

        Under a Compliance Services Agreement between the Funds' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $117,433 for the period ended April 30, 2006, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as 'Compliance service'. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, received $1,125,165 in commissions from sales of the HSBC Investor Family of Funds, of which $1,124,903 was reallowed to affiliated brokers and dealers.

67    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee of 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares and Class C Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                    PRE 2/28/06    CURRENT
                                                                      EXPENSE      EXPENSE
                          FUND                             CLASS    LIMITATION    LIMITATION
                          ----                             -----    ----------    ----------
        Intermediate Duration Fixed Income Fund.........     A          N/A          0.65%
        Intermediate Duration Fixed Income Fund.........     B          N/A          1.40%
        Intermediate Duration Fixed Income Fund.........     C          N/A          1.40%
        Intermediate Duration Fixed Income Fund.........     I          N/A          0.40%
        Core Plus Fixed Income Fund.....................     A         1.10%         0.70%
        Core Plus Fixed Income Fund.....................     B         1.85%         1.45%
        Core Plus Fixed Income Fund.....................     C         1.85%         1.45%
        Core Plus Fixed Income Fund (Advisor)...........  Advisor       N/A          0.45%
        High Yield Fixed Income Fund....................     A         0.80%         0.80%
        High Yield Fixed Income Fund....................     B         1.55%         1.55%
        High Yield Fixed Income Fund....................     C         1.55%         1.55%
        High Yield Fixed Income Fund....................     I         0.55%         0.55%
        Growth Fund.....................................     A         1.20%         1.20%
        Growth Fund.....................................     B         1.95%         1.95%
        Growth Fund.....................................     C         1.95%         1.95%
        Growth Fund.....................................     I         0.95%         0.95%
        Value Fund......................................     A         1.20%         1.20%
        Value Fund......................................     B         1.95%         1.95%
        Value Fund......................................     C         1.95%         1.95%
        Value Fund......................................     I         0.95%         0.95%
        Growth and Income Fund..........................     A          N/A          1.20%
        Growth and Income Fund..........................     B          N/A          1.95%
        Growth and Income Fund..........................     C          N/A          1.95%
        Growth and Income Fund..........................     I          N/A          0.91%
        Mid-Cap Fund....................................     A          N/A          1.35%
        Mid-Cap Fund....................................     B          N/A          2.10%
        Mid-Cap Fund....................................     C          N/A          2.10%
        Mid-Cap Fund....................................   Trust        N/A          1.10%
        Overseas Equity Fund............................     A         1.85%         1.85%
        Overseas Equity Fund............................     B         2.60%         2.60%
        Overseas Equity Fund............................     C         2.60%         2.60%
        Opportunity Fund................................     A         1.65%         1.65%
        Opportunity Fund................................     B         2.40%         2.40%
        Opportunity Fund................................     C         2.40%         2.40%

        In addition, the investment advisor may waive additional fees at their discretion. All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

                                             HSBC INVESTOR FAMILY OF FUNDS    68

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Mid-Cap Fund and Growth and Income Fund. As transfer agent for the Funds, BISYS receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. As custodian for the Funds, HSBC Bank receives a fee based on average daily net assets, number of transactions and reimbursement of certain expenses.

        Each of the six non-interested Trustees are compensated with a $24,000 annual Board retainer, as well as a $1,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

    OTHER:

        For its services as securities lending agent, HSBC Bank (see note
    2 -- Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Funds. Income from securities lending, net of related expenses, is recorded as earned by the Funds. The fees collected by HSBC Bank for the period ended April 30, 2006 were:

                               FUND                           FEE
                               ----                           ---
        Growth and Income Fund..............................  $ 94
        Mid-Cap Fund........................................   398

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the period ended
    April 30, 2006, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

4.  INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the period ended April 30, 2006 totaled:

                               FUND                           PURCHASES       SALES
                               ----                           ---------       -----
        New York Tax-Free Bond Fund.........................  $6,912,326   $ 6,292,966
        Growth and Income Fund..............................   4,214,970    18,119,624
        Mid-Cap Fund........................................   8,910,437    11,802,717

        There were no long-term U.S. Government securities held during the period ended April 30, 2006.

        Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2006 totaled:

                               FUND                           CONTRIBUTIONS   WITHDRAWALS
                               ----                           -------------   -----------
        Intermediate Duration Fixed Income Fund.............   $   337,209    $11,700,923
        Core Plus Fixed Income Fund (Advisor)...............    12,969,049     23,491,867
        Core Plus Fixed Income Fund.........................     1,224,116      8,000,210
        High Yield Fixed Income Fund........................    10,031,947        702,198
        Growth Fund.........................................     5,483,317      5,411,126
        Value Fund..........................................     3,702,632      6,882,603
        International Equity Fund...........................    32,020,718     19,317,610
        Overseas Equity Fund................................     2,446,889      5,653,057
        Small Cap Equity Fund...............................    10,156,261     24,891,594
        Opportunity Fund....................................     1,813,335      4,149,313

69    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

5.  CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.  FEDERAL INCOME TAX INFORMATION:

        At April 30, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                        NET UNREALIZED
                                                      TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
        PORTFOLIO NAME                   TAX COST      APPRECIATION     DEPRECIATION    (DEPRECIATION)
        --------------                   --------      ------------     ------------    --------------
        New York Tax-Free Bond Fund...  $63,014,024    $ 1,636,437      $  (234,612)     $ 1,401,825
        Growth and Income Fund........   37,905,965     11,272,666       (1,012,506)      10,260,160
        Mid-Cap Fund..................   23,524,898      7,337,068         (267,276)       7,069,792



                                             HSBC INVESTOR FAMILY OF FUNDS    70

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED) -- APRIL 30, 2006

        The Board of Trustees (the 'Board of Trustees') of the HSBC Investor Trust, HSBC Advisor Trust and HSBC Portfolio Trust (collectively, the 'Trusts'), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the 'Existing Funds') at an in-person meeting held on December 12, 2005. For the HSBC Investor High Yield Fixed Income Fund and HSBC Investor High Yield Fixed Income Portfolio (the 'High Yield Funds') the Board of Trustees reviewed and approved the initial investment advisory agreement on June 13, 2005 (the Existing Funds and High Yield Funds are collectively referred to as the 'Funds' and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the 'Agreements').

        In determining whether it was appropriate to approve the Agreements for the Funds, the Board of Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided for each Fund, the Board of Trustees determined that the relevant Agreement is consistent with the best interests of the Funds and their shareholders, and enables the Funds to receive high quality services at a cost that is appropriate and reasonable. The Board of Trustees made these determinations on the basis of the following considerations, among others:

         -- Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser (and, as applicable to the Equity Funds, the sub-advisers), in light of the high quality services provided to the Funds, and each Fund's historic performance. In the case of the High Yield Funds, the Board of Trustees considered the historical performance and experience of the management team in managing other mutual funds having similar investment objectives. For the High Yield Funds and other Fixed Income Funds, the Board also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Board of Trustees also considered the general and administrative and marketing services provided to the Funds by the Adviser. With respect to the Equity Funds, the Board considered the capabilities and performance of the Adviser's Multimanager unit. The Board of Trustees also considered the sufficiency of the Adviser's capabilities and oversight for both internally managed Funds as well as the sub-advised Equity Funds. The Board of Trustees further considered the Adviser's and Sub-Advisers' ability to obtain best execution on portfolio transactions.

         -- Investment Performance of the Funds, Adviser and Sub-Advisers. The Board of Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Board of Trustees also considered the Equity Funds' sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. With respect to the High Yield Funds, the Trustees considered the various measurements of investment performance provided with respect to the high yield team, and the significant achievements by the team in its management of high-yield products.

         -- Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. For the Equity Funds, the Board of Trustees concluded that the combined advisory fees payable to the Adviser and each of the Equity Fund's Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

         -- Other Relevant Considerations. The Board of Trustees considered the Adviser's and Sub-Adviser's representations regarding staffing and capabilities to manage the Funds. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

71    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                     TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

    ACTUAL EXPENSES

        The table on the following page provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.




                                             HSBC INVESTOR FAMILY OF FUNDS    72

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006 (CONTINUED)

                                                            ENDING
                                           BEGINNING        ACCOUNT          EXPENSE PAID            EXPENSE RATIO
                                         ACCOUNT VALUE       VALUE          DURING PERIOD*           DURING PERIOD
                                            11/1/05         4/30/06        11/1/05 - 4/30/06       11/1/05 - 4/30/06
                                            -------         -------        -----------------       -----------------
Intermediate Duration
  Fixed Income Fund      Class A           $1,000.00       $1,008.00             $4.73                   0.95%
                         Class I            1,000.00        1,009.30              3.59                   0.72%
                         Class B            1,000.00        1,004.30              8.45                   1.70%
                         Class C            1,000.00        1,004.30              8.45                   1.70%

Core Plus Fixed Income
  Fund (Advisor)         Advisor Shares     1,000.00        1,008.80              3.34                   0.67%
Core Plus Fixed Income
  Fund                   Class A            1,000.00        1,008.30              4.33                   0.87%
                         Class B            1,000.00        1,004.60              8.05                   1.62%
                         Class C            1,000.00        1,003.70              8.05                   1.62%

New York Tax-Free Bond
  Fund                   Class A            1,000.00        1,008.60              4.58                   0.92%
                         Class I            1,000.00        1,010.70              3.34                   0.67%
                         Class B            1,000.00        1,004.80              8.30                   1.67%
                         Class C            1,000.00        1,004.80              8.30                   1.67%

High Yield Fixed Income
  Fund                   Class A**          1,000.00        1,051.00              3.69                   0.80%
                         Class I**          1,000.00        1,052.10              2.54                   0.55%
                         Class B***         1,000.00        1,048.20              7.09                   1.55%
                         Class C****        1,000.00        1,045.80              5.95                   1.55%

Growth Fund              Class A            1,000.00        1,080.70              6.19                   1.20%
                         Class I            1,000.00        1,082.10              4.90                   0.95%
                         Class B            1,000.00        1,076.60             10.04                   1.95%
                         Class C            1,000.00        1,076.90             10.04                   1.95%

Value Fund               Class A            1,000.00        1,134.20              6.35                   1.20%
                         Class I            1,000.00        1,135.20              5.03                   0.95%
                         Class B            1,000.00        1,129.50             10.30                   1.95%
                         Class C            1,000.00        1,129.60             10.30                   1.95%

Growth & Income Fund     Class A            1,000.00        1,122.10              6.95                   1.32%
                         Class I            1,000.00        1,123.70              5.63                   1.07%
                         Class B            1,000.00        1,117.60             10.87                   2.07%
                         Class C            1,000.00        1,116.50             10.86                   2.07%

Mid-Cap Fund             Class A            1,000.00        1,157.10              8.77                   1.64%
                         Trust Shares       1,000.00        1,158.60              7.49                   1.40%
                         Class B            1,000.00        1,153.40             12.76                   2.39%
                         Class C            1,000.00        1,153.30             12.76                   2.39%

International Equity
  Fund                   Advisor Shares     1,000.00        1,280.20              5.43                   0.96%

Overseas Fund            Class A            1,000.00        1,277.20              9.26                   1.64%
                         Class B            1,000.00        1,272.40             13.41                   2.38%
                         Class C            1,000.00        1,272.80             13.41                   2.38%

Small Cap Equity Fund    Advisor Shares     1,000.00        1,209.80              5.59                   1.02%

Opportunity Fund         Class A            1,000.00        1,207.20              8.48                   1.55%
                         Class B            1,000.00        1,203.20             12.56                   2.30%
                         Class C            1,000.00        1,203.00             12.56                   2.30%

--------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios and rates of return for the period from November 18, 2005 to April 30, 2006.

*** Information shown reflects values using the expense ratios and rates of return for the period from November 19, 2005 to April 30, 2006.

**** Information shown reflects values using the expense ratios and rates of return for the period from December 14, 2005 to April 30, 2006.

73    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

         TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                         ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                            11/1/05         4/30/06        11/1/05 - 4/30/06       11/1/05 - 4/30/06
                                            -------         -------        -----------------       -----------------
Intermediate Duration
  Fixed Income Fund      Class A           $1,000.00       $1,020.08            $ 4.76                   0.95%
                         Class I            1,000.00        1,021.22              3.61                   0.72%
                         Class B            1,000.00        1,016.36              8.50                   1.70%
                         Class C            1,000.00        1,016.36              8.50                   1.70%

Core Plus Fixed Income
  Fund (Advisor)         Advisor Shares     1,000.00        1,021.47              3.36                   0.67%

Core Plus Fixed Income
  Fund                   Class A            1,000.00        1,020.48              4.36                   0.87%
                         Class B            1,000.00        1,016.76              8.10                   1.62%
                         Class C            1,000.00        1,016.76              8.10                   1.62%

New York Tax-Free Bond
  Fund                   Class A            1,000.00        1,020.23              4.61                   0.92%
                         Class I            1,000.00        1,021.47              3.36                   0.67%
                         Class B            1,000.00        1,016.51              8.35                   1.67%
                         Class C            1,000.00        1,016.51              8.35                   1.67%

High Yield Fixed Income
  Fund                   Class A**          1,000.00        1,020.83              4.01                   0.80%
                         Class I**          1,000.00        1,022.07              2.76                   0.55%
                         Class B**          1,000.00        1,017.11              7.75                   1.55%
                         Class C**          1,000.00        1,017.11              7.75                   1.55%

Growth Fund              Class A            1,000.00        1,018.84              6.01                   1.20%
                         Class I            1,000.00        1,020.08              4.76                   0.95%
                         Class B            1,000.00        1,015.12              9.74                   1.95%
                         Class C            1,000.00        1,015.12              9.74                   1.95%

Value Fund               Class A            1,000.00        1,018.84              6.01                   1.20%
                         Class I            1,000.00        1,020.08              4.76                   0.95%
                         Class B            1,000.00        1,015.12              9.74                   1.95%
                         Class C            1,000.00        1,015.12              9.74                   1.95%

Growth & Income Fund     Class A            1,000.00        1,018.25              6.61                   1.32%
                         Class I            1,000.00        1,019.49              5.36                   1.07%
                         Class B            1,000.00        1,014.53             10.34                   2.07%
                         Class C            1,000.00        1,014.53             10.34                   2.07%

Mid-Cap Fund             Class A            1,000.00        1,016.66              8.20                   1.64%
                         Trust Shares       1,000.00        1,017.85              7.00                   1.40%
                         Class B            1,000.00        1,012.94             11.93                   2.39%
                         Class C            1,000.00        1,012.94             11.93                   2.39%

                                             HSBC INVESTOR FAMILY OF FUNDS    74

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006 (CONTINUED)

                                             BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                           ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                              11/1/05         4/30/06        11/1/05 - 4/30/06       11/1/05 - 4/30/06
                                              -------         -------        -----------------       -----------------
International Equity Fund  Advisor Shares    $1,000.00       $1,020.03            $ 4.81                   0.96%

Overseas Fund              Class A            1,000.00        1,016.66              8.20                   1.64%
                           Class B            1,000.00        1,012.99             11.88                   2.38%
                           Class C            1,000.00        1,012.99             11.88                   2.38%

Small Cap Equity Fund      Advisor Shares     1,000.00        1,019.74              5.11                   1.02%

Opportunity Fund           Class A            1,000.00        1,017.11              7.75                   1.55%
                           Class B            1,000.00        1,013.39             11.48                   2.30%
                           Class C            1,000.00        1,013.39             11.48                   2.30%

--------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios and rates of return for the periods from November 18, 2005 to April 30, 2006, November 19, 2005 to April 30, 2006, and December 14, 2005 to April 30, 2006, for Class A and I, Class B, and Class C, respectively, and has been annualized to reflect values for the period November 1, 2005 to April 30, 2006.

75    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

---------------------------------------------------------------
  U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 39.9%
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN MORTGAGE CORP. - 8.0%
Pool #1B2655, 4.14%, 12/1/34, (a)......   343,145       338,219
Pool #C01188, 7.00%, 6/1/31............   218,072       224,345
Pool #C90893, 5.50%, 4/1/25............   626,629       613,236
Pool #G01884, 5.00%, 9/1/35............   578,579       547,201
                                                     ----------
                                                      1,723,001
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 23.3%
Pool #254693, 5.50%, 4/1/33............   959,400       934,334
Pool #535063, 6.50%, 12/1/14...........   232,417       237,840
Pool #593187, 7.00%, 11/1/31...........   481,176       495,321
Pool #740686, 6.50%, 10/1/33...........   607,938       620,504
Pool #781560, 4.49%, 10/1/34, (a)......   450,728       441,795
Pool #825278, 5.00%, 7/1/35............   575,260       544,265
TBA May, 5.50%, 5/1/35................. 1,200,000     1,165,126
TBA May, 6.00%, 5/15/36................   600,000       597,187
                                                     ----------
                                                      5,036,372
                                                     ----------
U.S. TREASURY NOTES - 8.6%
4.00%, 9/30/07.........................    95,000        93,835
4.50%, 2/15/09.........................   860,000       851,533
4.50%, 2/28/11.........................   265,000       260,156
4.75%, 3/31/11.........................   285,000       282,751
4.00%, 2/15/15.........................   405,000       375,258
                                                     ----------
                                                      1,863,533
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS
 (COST $8,672,143).....................               8,622,906
                                                     ----------

---------------------------------------------------------------
 CORPORATE OBLIGATIONS - 31.4%
---------------------------------------------------------------
AUTO MANUFACTURERS - 1.8%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08...............   400,000       388,256
                                                     ----------
BANKS - 1.8%
Sovereign Bank, 5.125%, 3/15/13........   300,000       285,883
Turanalem Finance BV, 7.75%,
 4/25/13, (b)..........................   100,000        98,625
                                                     ----------
                                                        384,508
                                                     ----------
CABLE - 1.6%
Comcast Corp., 6.50%, 1/15/15..........   350,000       356,490
                                                     ----------
CHEMICALS - 1.1%
Nova Chemicals Corp., 6.50%, 1/15/12...   250,000       233,750
                                                     ----------
COLLEGES & UNIVERSITIES - 1.9%
Tulane University of Louisiana, 5.55%,
 11/15/12, (a).........................   400,000       402,500
                                                     ----------
ELECTRIC - 1.2%
Progress Energy, Inc., 5.14%,
 11/14/08, (a).........................   250,000       250,141
                                                     ----------
FINANCE - 7.8%
American General Finance Corp., 4.875%,
 5/15/10...............................   500,000       485,467
Ford Motor Credit Corp., 5.80%,
 1/12/09...............................   475,000       429,946
General Motors Acceptance Corp., 4.50%,
 7/15/06...............................   250,000       248,177
General Motors Acceptance Corp.,
 4.375%, 12/10/07......................   500,000       470,319

---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
General Motors Corp., 8.25%, 7/15/23...   100,000        72,500
                                                     ----------
                                                      1,706,409
                                                     ----------
MEDIA - 2.9%
Time Warner Entertainment, 8.875%,
 10/1/12...............................   550,000       622,808
                                                     ----------
OIL & GAS - 1.4%
Pioneer Natural Resources, 6.875%,
 5/1/18................................   300,000       300,630
                                                     ----------
RETAIL - 3.8%
Fred Meyer, Inc., 7.45%, 3/1/08........   350,000       361,065
May Department Stores Co., 5.75%,
 7/15/14...............................   500,000       491,312
                                                     ----------
                                                        852,377
                                                     ----------
TELECOMMUNICATIONS - 3.6%
AT&T, Inc., 5.10%, 9/15/14.............   400,000       376,584
Verizon Pennsylvania, Inc., 5.65%,
 11/15/11..............................   400,000       393,811
                                                     ----------
                                                        770,395
                                                     ----------
TRANSPORTATION - 2.5%
Burlington Northern Santa Fe Railway
 Co., 4.83%, 1/15/23...................   279,656       265,897
Union Pacific Railroad, 5.08%,
 1/2/29................................   299,958       279,513
                                                     ----------
                                                        545,410
                                                     ----------
TOTAL CORPORATE OBLIGATIONS (COST
 $6,987,670)...........................               6,813,674
                                                     ----------

---------------------------------------------------------------
 ASSET BACKED SECURITIES - 13.9%
---------------------------------------------------------------
Asset Backed Funding Certificates
 Series 2003-AHL1, Class A1, 3.68%,
 3/25/33...............................   210,318       202,621
Capital Auto Receivables Asset Trust
 Series 2003-2, Class A4A, 1.96%,
 1/15/09...............................   339,159       335,860
Carmax Auto Owner Trust Series 2004-2,
 Class A3, 3.00%, 9/15/08..............   491,354       486,651
Chase Issuance Trust 2005, Class A8,
 4.94%, 10/15/12, (a)..................   300,000       300,212
Citibank Credit Card Issuance Trust
 Series 2005-A6, Class A6, 4.56%,
 10/7/11, (a)..........................   450,000       449,986
MBNA Credit Card Master Note Trust
 Series 2002-A5, Class A5, 5.08%,
 10/17/11, (a).........................   450,000       452,282
SLM Student Loan Trust Series 2003-12,
 Class A3, 5.03%, 12/15/15, (a)........   450,000       451,143
Volkswagen Auto Lease Trust Series
 2004-A, Class A3, 2.84%, 7/20/07......   333,359       331,462
                                                     ----------
TOTAL ASSET BACKED SECURITIES (COST
 $3,019,597)...........................               3,010,217
                                                     ----------

---------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 13.2%
---------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
 Series 2005-WF2, Class AF2, 4.92%,
 8/25/35...............................   324,477       320,735
Countrywide Home Loans Series 2005-
 HYB8, Class 2A1, 5.385%,
 12/20/35, (a).........................   439,800       436,223
Freddie Mac Reference Remic Series
 R004, Class AL, 5.125%, 12/15/13......   556,319       549,630
Freddie Mac Series 2962, Class CJ,
 5.50%, 11/15/23.......................   566,117       566,917
J.P. Morgan Alternative Loan Trust
 Series 2005-S1, Class 2A9, 6.00%,
 12/25/35..............................   507,249       499,640
Morgan Stanley Mortgage Loan Trust
 Series 2006-3AR, Class 2A3, 5.92%,
 3/25/36...............................   348,329       349,323

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    76

--------------------------------------------------------------------------------
 HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Nomura Asset Acceptance Corp. Series
 2006-AP1, Class A2, 5.515%, 2/25/36...   150,000       147,946
                                                     ----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $2,906,325).........               2,870,414
                                                     ----------

---------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES - 7.5%
---------------------------------------------------------------
Banc of America Commercial Mortgage,
 Inc. Series 2005-6, Class AM, 5.18%,
 9/10/47...............................   227,000       218,539
Commercial Mortgage Pass-Through
 Certificate Series 2005-FL11,
 Class A1, 5.05%, 11/15/17, (a) (b)....   299,842       299,821
Global Signal Trust Series 2006-1,
 Class A2, 5.45%, 2/15/36, (a) (b).....   200,000       197,612
JP Morgan Chase Commercial Mortgage
 Securities Corp. Series 2005-LDP5,
 Class AM, 5.22%, 12/15/44.............   325,000       314,025
LB-UBS Commercial Mortgage Trust Series
 2006-C1, Class A4, 5.16%, 2/15/31.....   300,000       287,565
Morgan Stanley Capital I Series
 2006-T21, Class A4, 5.16%, 10/12/52...   330,000       316,183
                                                     ----------
TOTAL COMMERCIAL MORTGAGE BACKED
 SECURITIES
 (COST $1,686,732).....................               1,633,745
                                                     ----------

---------------------------------------------------------------
 FOREIGN BONDS** - 0.9%
---------------------------------------------------------------
ICELAND
SOVEREIGN - 0.2%
Housing Finance Fund, 3.75%, 2/15/24... 3,877,344        53,548
                                                     ----------
MEXICO
FINANCE - 0.3%
General Electric Capital Corp., 9.50%,
 8/4/10................................   800,000        73,471
                                                     ----------
---------------------------------------------------------------
 FOREIGN BONDS**, CONTINUED
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
SOVEREIGN - 0.4%
Mexican Bonos, 9.00%, 12/22/11.........   750,000        69,679
                                                     ----------
TOTAL FOREIGN BONDS**
 (COST $197,280).......................                 196,698
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES - 0.3%
---------------------------------------------------------------
HSBC Investor Money Market Fund Class I
 Shares*...............................    60,896        60,896
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $60,896)........................                  60,896
                                                     ----------
TOTAL INVESTMENTS (COST $23,530,643) --
 107.1%................................              23,208,550
                                                     ----------
                                                     ----------

---------
Percentages indicated are based on net assets of $21,671,765.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2006. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

*    Investment in affiliate.

** The principal amount of each security is denominated in the local currency of each respective country.

TBA -- Security was traded on a 'to be announced' basis.

77    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

At April 30, 2006, the portfolio's open forward currency contracts were as follows:

                                                                       CURRENCY         CONTRACT                    UNREALIZED
                                                       DELIVERY         AMOUNT            VALUE                   APPRECIATION/
CURRENCY                                                 DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)    VALUE      (DEPRECIATION)
--------                                                 ----      ----------------   -------------    -----      --------------
LONG CONTRACTS

Icelandic Krona......................................   5/4/2006      3,704,582         $ 50,088      $ 49,981        $(107)
Mexican Neuvo Peso...................................   5/2/2006        794,575           71,442        71,810          368
                                                                                        --------      --------        -----
TOTAL LONG CONTRACTS...............................................................     $121,530      $121,791        $ 261
                                                                                        --------      --------        -----
                                                                                        --------      --------        -----





See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    78

--------------------------------------------------------------------------------
 HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -  42.8%
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 7.7%
Pool #1B2655, 4.14%, 12/1/34, (a).....  1,681,409      1,657,271
Pool #C00368, 8.50%, 10/1/24..........     37,780         40,634
Pool #C00922, 8.00%, 2/1/30...........    243,455        259,195
Pool #C54447, 7.00%, 7/1/31...........     39,732         40,875
Pool #C60712, 6.50%, 11/1/31..........    631,015        643,843
Pool #C80387, 6.50%, 4/1/26...........     37,840         38,681
Pool #C90893, 5.50%, 4/1/25...........  2,351,702      2,301,440
Pool #D62926, 6.50%, 8/1/25...........     29,221         29,868
Pool #G01317, 7.00%, 10/1/31..........    207,877        213,857
Pool #G01884, 5.00%, 9/1/35...........  3,278,612      3,100,805
                                                     -----------
                                                       8,326,469
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 23.4%
5.50%, 3/15/11........................  4,500,000      4,541,216
Pool #253438, 8.50%, 9/1/30...........     66,073         71,237
Pool #254693, 5.50%, 4/1/33...........  4,653,089      4,531,522
Pool #329530, 7.00%, 12/1/25..........    118,083        121,702
Pool #329655, 7.00%, 11/1/25..........     50,764         52,320
Pool #356905, 5.89%, 10/1/36, (a).....    283,558        287,232
Pool #398958, 6.50%, 10/1/12..........     88,373         90,149
Pool #535332, 8.50%, 4/1/30...........     58,519         63,066
Pool #535440, 8.50%, 8/1/30...........     68,680         74,049
Pool #535608, 9.50%, 4/1/30...........    131,706        144,376
Pool #548965, 8.50%, 7/1/30...........     59,661         64,324
Pool #568486, 7.00%, 1/1/31...........     40,222         41,426
Pool #573752, 8.50%, 2/1/31...........     54,755         59,036
Pool #575328, 6.50%, 4/1/31...........     72,360         73,862
Pool #781560, 4.49%, 10/1/34, (a).....  1,717,545      1,683,507
Pool #825278, 5.00%, 7/1/35...........  3,259,805      3,084,167
TBA May, 5.50%, 5/1/35................  5,950,000      5,777,081
TBA May, 6.50%, 5/1/35................  1,910,000      1,942,231
TBA May, 6.00%, 5/15/36...............  2,900,000      2,886,405
                                                     -----------
                                                      25,588,908
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.4%
Pool #346406, 7.50%, 2/15/23..........     75,085         78,809
Pool #412530, 7.50%, 12/15/25.........    102,512        107,712
Pool #781300, 7.00%, 6/15/31..........    188,677        195,912
                                                     -----------
                                                         382,433
                                                     -----------
U.S. TREASURY BONDS - 2.0%
5.375%, 2/15/31.......................  2,180,000      2,212,700
                                                     -----------
U.S. TREASURY NOTES - 9.3%
4.50%, 2/15/09........................  2,810,000      2,782,338
4.50%, 2/28/11........................  2,915,000      2,861,712
4.75%, 3/31/11........................  1,220,000      1,210,373
4.00%, 2/15/15........................  2,175,000      2,015,272
5.50%, 8/15/28........................  1,205,000      1,235,313
                                                     -----------
                                                      10,105,008
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (COST
 46,919,627)..........................               $46,615,518
                                                     -----------
----------------------------------------------------------------
 CORPORATE OBLIGATIONS - 31.2%
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
AUTO MANUFACTURERS - 1.4%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08..............  1,575,000      1,528,760
                                                     -----------
BANKS - 1.4%
Sovereign Bank, 5.125%, 3/15/13.......  1,075,000      1,024,415
Turanalem Finance BV, 7.75%,
 4/25/13, (b).........................    475,000        468,469
                                                     -----------
                                                       1,492,884
                                                     -----------
CABLE - 1.5%
Comcast Corp., 6.50%, 1/15/15.........  1,600,000      1,629,670
                                                     -----------
CHEMICALS - 2.1%
Nova Chemicals Corp., 7.00%,
 5/15/06..............................  1,200,000      1,200,000
Nova Chemicals Corp., 6.50%,
 1/15/12..............................  1,190,000      1,112,650
                                                     -----------
                                                       2,312,650
                                                     -----------
COLLEGES & UNIVERSITIES - 1.6%
Tulane University of Louisiana, 5.55%,
 11/15/12, (a)........................  1,700,000      1,710,625
                                                     -----------
ELECTRIC - 0.9%
Progress Energy, Inc., 5.14%,
 11/14/08, (a)........................  1,000,000      1,000,564
                                                     -----------
FINANCE - 5.9%
American General Finance Corp.,
 4.875%, 5/15/10......................  2,100,000      2,038,955
Ford Motor Credit Corp., 5.80%,
 1/12/09..............................  1,600,000      1,448,240
General Motors Acceptance Corp.,
 4.50%, 7/15/06.......................  1,250,000      1,240,886
General Motors Acceptance Corp.,
 4.375%, 12/10/07.....................  1,400,000      1,316,892
General Motors Corp., 8.25%,
 7/15/23..............................    500,000        362,500
                                                     -----------
                                                       6,407,473
                                                     -----------
MEDICAL - 1.5%
HCA, Inc., 6.95%, 5/1/12..............  1,650,000      1,655,666
                                                     -----------
MULTIMEDIA - 0.5%
Viacom, Inc., 6.25%, 4/30/16, (b).....    600,000        594,652
                                                     -----------
OIL & GAS - 1.5%
Pioneer Natural Resources, 6.875%,
 5/1/18...............................  1,575,000      1,578,308
                                                     -----------
RETAIL - 3.4%
Fred Meyer, Inc., 7.45%, 3/1/08.......  1,500,000      1,547,423
May Department Stores Co., 6.65%,
 7/15/24..............................  2,200,000      2,172,319
                                                     -----------
                                                       3,719,742
                                                     -----------
TELECOMMUNICATIONS - 7.7%
AOL Time Warner, Inc., 7.70%,
 5/1/32...............................  1,000,000      1,092,837
AT&T, Inc., 5.10%, 9/15/14............  1,750,000      1,647,554
Bell Telephone Co. Pennsylvania,
 8.75%, 8/15/31.......................    850,000        978,585
Sprint Capital Corp., 8.75%,
 3/15/32..............................  1,300,000      1,613,023
Time Warner Entertainment Co., 8.375%,
 3/15/23..............................  1,300,000      1,457,862
Verizon Communications, Inc., 5.55%,
 2/15/16..............................  1,650,000      1,574,475
                                                     -----------
                                                       8,364,336
                                                     -----------

79    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
TRANSPORTATION - 1.8%
BNSF Funding Trust I, 6.61%, 12/15/55,
 Callable 01/15/26 @ 100..............  1,200,000      1,153,183
Burlington Northern Santa Fe Railway
 Co., 7.57%, 1/2/21...................    312,308        343,926
Union Pacific Corp., 6.85%, 1/2/19....    432,401        457,632
                                                     -----------
                                                       1,954,741
                                                     -----------
TOTAL CORPORATE OBLIGATIONS (COST
 $34,798,525).........................                33,950,071
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES - 12.7%
----------------------------------------------------------------
Asset Backed Funding Certificates
 Series 2003-AHL1, Class A1, 3.68%,
 3/25/33..............................    738,743        711,708
Capital Auto Receivables Asset Trust
 Series 2003-2, Class A4A, 1.96%,
 1/15/09..............................  1,229,453      1,217,494
Capital Auto Receivables Asset Trust
 Series 2006-1, Class A2A, 5.03%,
 9/15/08..............................  2,040,000      2,037,347
Chase Issuance Trust 2005, Class A8,
 4.94%, 10/15/12, (a).................  1,000,000      1,000,707
Citibank Credit Card Issuance Trust
 Series 2005-A6, Class A6, 4.56%,
 10/7/11, (a).........................  2,150,000      2,149,933
MBNA Credit Card Master Note Trust
 Series 2002-A5, Class A5, 5.08%,
 10/17/11, (a)........................  2,250,000      2,261,410
Peco Energy Transition Trust Series
 2000-A, Class A3, 7.625%, 3/1/10.....    600,000        634,253
SLM Student Loan Trust Series 2003-12,
 Class A3, 5.03%, 12/15/15, (a).......  2,250,000      2,255,714
Volkswagen Auto Lease Trust Series
 2004-A, Class A3, 2.84%, 7/20/07.....  1,514,300      1,505,683
                                                     -----------
TOTAL ASSET BACKED SECURITIES (COST
 $13,758,121).........................                13,774,249
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 12.3%
----------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
 Series 2005-WF2, Class AF2, 4.92%,
 8/25/35..............................  1,017,148      1,005,419
Countrywide Home Loans Series 2005-
 HYB8, Class 2A1, 5.385%,
 12/20/35, (a)........................  1,651,495      1,638,063
Fannie Mae IO Series 2000-16, Class
 PS, 3.64%, 10/25/29, (a) (c).........     84,607          5,256
Fannie Mae IO Series 2000-32, Class
 SV, 3.69%, 3/18/30, (a) (c)..........     29,046          1,219
Fannie Mae IO Series 2001-4, Class SA,
 2.64%, 2/17/31, (a) (c)..............    307,243         13,051
Fannie Mae IO Series 270, Class 2,
 8.50%, 9/1/23, (c)...................     64,603         16,162
Fannie Mae IO Series 296, Class 2,
 8.00%, 4/1/24, (c)...................     73,651         17,431
Fannie Mae IO Series 306, Class IO,
 8.00%, 5/1/30, (c)...................     93,060         23,098
FHA Weyerhauser, 7.43%, 1/1/24,
 (d) (e)..............................     34,389         34,389
Freddie Mac IO Series 1534, Class K,
 2.46%, 6/15/23, (a) (c)..............    202,076          8,347
Freddie Mac IO Series 2141, Class SD,
 3.24%, 4/15/29, (a) (c)..............    148,106         13,562
Freddie Mac IO Series 2247, Class SC,
 2.59%, 8/15/30, (a) (c)..............     97,524          3,511

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Freddie Mac Series 2894, Class QA,
 5.50%, 12/15/24......................  3,655,912      3,669,015
Freddie Mac Series 2962, Class CJ,
 5.50%, 11/15/23......................  2,177,372      2,180,447
Government National Mortgage
 Association IO Series 1999-30, Class
 S, 3.69%, 8/16/29, (a) (c)...........     89,114          5,741
Government National Mortgage
 Association IO Series 1999-30, Class
 SA, 3.09%, 4/16/29, (a) (c)..........    117,716          5,979
Government National Mortgage
 Association IO Series 1999-32, Class
 SB, 3.09%, 7/16/27, (a) (c)..........     32,152            678
J.P. Morgan Alternative Loan Trust
 Series 2005-S1, Class 2A9, 6.00%,
 12/25/35.............................  2,351,793      2,316,514
Morgan Stanley Mortgage Loan Trust
 Series 2006-3AR, Class 2A3, 5.92%,
 3/25/36..............................  1,625,537      1,630,175
Nomura Asset Acceptance Corp. Series
 2006-AP1, Class A2, 5.515%,
 2/25/36..............................    750,000        739,732
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (COST $13,572,216)...................                13,327,789
                                                     -----------

----------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES - 7.7%
----------------------------------------------------------------
Banc of America Commercial Mortgage,
 Inc. Series 2000-2, Class A2, 7.20%,
 5/15/10..............................    675,000        713,514
Banc of America Commercial Mortgage,
 Inc. Series 2005-6, Class AM, 5.18%,
 9/10/47..............................    900,000        866,454
Commercial Mortgage Pass-Through
 Certificate Series 2005-FL11, Class
 A1, 5.05%, 11/15/17, (a) (b).........  1,219,356      1,219,271
DLJ Mortgage Acceptance Corp. IO
 Series 1997-CF1, Class S, 0.92%,
 5/15/30, (a) (b) (c).................    416,997          2,749
Global Signal Trust Series 2006-1,
 Class A2, 5.45%, 2/15/36, (a) (b)....    850,000        839,850
GMAC Commercial Mortgage Securities,
 Inc. IO Series 1996-C1, Class X2,
 2.22%, 10/15/28, (a) (c).............    115,437          2,319
GS Mortgage Securities Corp. IO Series
 1997-GL, Class X2, 0.90%, 7/13/30,
 (a) (c)..............................    364,321          3,407
JP Morgan Chase Commercial Mortgage
 Securities Corp. Series 2005-LDP5,
 Class AM, 5.22%, 12/15/44............  1,280,000      1,236,777
LB-UBS Commercial Mortgage Trust
 Series 2000-C3, Class A1, 7.95%,
 7/15/09..............................    204,401        207,331
LB-UBS Commercial Mortgage Trust
 Series 2006-C1, Class A4, 5.16%,
 2/15/31..............................  1,300,000      1,246,118
Morgan Stanley Capital I Series
 2006-T21, Class A4, 5.16%,
 10/12/52.............................  1,480,000      1,418,033
PNC Mortgage Acceptance Corp. Series
 2000-C2, Class A2, 7.30%, 10/12/33...    600,000        637,610
                                                     -----------
TOTAL COMMERCIAL MORTGAGE BACKED
 SECURITIES
 (COST $8,576,866)....................                 8,393,433
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    80

--------------------------------------------------------------------------------
 HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 FOREIGN BONDS** - 0.9%
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
ICELAND - 0.2%
SOVEREIGN - 0.2%
Housing Finance Fund, 3.75%,
 2/15/24.............................. 19,537,785        269,825
                                                     -----------
MEXICO - 0.7%
FINANCE - 0.3%
General Electric Capital Corp., 9.50%,
 8/4/10...............................  3,800,000        348,989
                                                     -----------
SOVEREIGN - 0.4%
Mexican Bonos, 9.00%, 12/22/11........  3,600,000        334,459
                                                     -----------
TOTAL FOREIGN BONDS**
 (COST $956,057)......................                   953,273
                                                     -----------

----------------------------------------------------------------
 MUNICIPAL BONDS - 0.9%
----------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.9%
Louisiana Local Government
 Environmental Facilities & Community
 Development, 6.30%, 7/1/30, (LOC
 AMBAC)...............................    850,000        923,559
                                                     -----------
TOTAL MUNICIPAL BONDS
 (COST $930,321)......................                   923,559
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES - 0.5%
----------------------------------------------------------------
HSBC Investor Money Market Fund Class
 I Shares *...........................    510,201        510,201
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $510,201)............................                   510,201
                                                     -----------
TOTAL INVESTMENTS
 (COST $120,021,934)  -- 109.0%.......               118,448,093
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $108,659,148.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report, represents the rates that were in effect on April 30, 2006. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate presented represents the rates that were in effect on April 30, 2006. The principal amount shown is the notional amount of the underlying mortgages.

(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The investment manager, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.03% of net assets.

(e) Security was fair valued (See note 2) as of April 30, 2006.

 *   Investment in affiliate.
** The principal amount of each security is denominated in the local currency of each respective country.

AMBAC  - American Municipal Bank Assurance Corp.
LOC  - Letter of Credit
TBA  - Security was traded on a 'to be announced' basis.

81    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

At April 30, 2006, the portfolio's open forward currency contracts were as follows:

                                                                         CONTRACT         CONTRACT                   UNREALIZED
                                                          DELIVERY        AMOUNT            VALUE                  APPRECIATION/
CURRENCY                                                    DATE     (LOCAL CURRENCY)   (U.S. DOLLAR)    VALUE     (DEPRECIATION)
--------                                                    ----     ----------------   -------------    -----     --------------
LONG CONTRACTS
Icelandic Krona.........................................  5/4/2006      18,667,246        $252,392      $251,852       $ (540)
Mexican Neuvo Peso......................................  5/2/2006       3,813,960         342,920       344,687        1,767
                                                                                          --------      --------       ------
TOTAL LONG CONTRACTS.................................................................     $595,312      $596,539       $1,227
                                                                                          --------      --------       ------
                                                                                          --------      --------       ------





See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    82

--------------------------------------------------------------------------------
 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS - 83.9%
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
ADVERTISING SERVICES - 4.0%
Iron Mountain, Inc., 8.625%, 4/1/13,
 Callable 4/1/06 @ 104.313............    250,000        260,313
R.H. Donnelley Corp., 6.875%, 1/15/13,
 Callable 1/15/09 @ 103.438 (a).......     90,000         83,700
R.H. Donnelley Corp., 6.875%, 1/15/13,
 Callable 1/15/09 @ 103.438...........    100,000         93,000
                                                     -----------
                                                         437,013
                                                     -----------
AEROSPACE/DEFENSE -- EQUIPMENT - 0.9%
DRS Technologies, Inc., 7.625%,
 2/1/18, Callable 2/1/11 @ 103.813....    100,000        102,625
                                                     -----------
APPAREL MANUFACTURERS - 0.5%
Levi Strauss & Co., 8.875%, 4/1/16,
 Callable 4/1/11 @ 104.438 (a)........     50,000         50,125
                                                     -----------
BUILDING & CONSTRUCTION PRODUCTS - 1.3%
Ply Gem Industries, Inc., 9.00%,
 2/15/12, Callable 2/18/08 @ 104.50...    150,000        144,375
                                                     -----------
CABLE TELEVISION - 4.5%
Cablevision Systems Corp., 8.00%,
 4/15/12..............................    250,000        249,375
Mediacom LLC, 7.875%, 2/15/11,
 Callable 2/15/06 @ 103.938...........    250,000        242,500
                                                     -----------
                                                         491,875
                                                     -----------
CHEMICALS - 3.0%
JohnsonDiversey, Inc., 9.625%,
 5/15/12, Callable 5/15/07 @
 104.813..............................    250,000        255,313
Millennium America, Inc., 9.25%,
 6/15/08..............................     25,000         26,125
PQ Corp., 7.75%, 2/15/13, Callable
 2/15/09 @ 103.75 (a).................     50,000         47,500
                                                     -----------
                                                         328,938
                                                     -----------
COMPUTER SOFTWARE - 0.5%
Activant Solutions Holdings, Inc.,
 9.50%, 5/1/16, Callable 5/1/11 @
 104.75 (a)...........................     50,000         50,875
                                                     -----------
CONTAINERS -- PAPER/PLASTIC - 2.4%
Solo Cup Co., 8.50%, 2/15/14, Callable
 2/15/2009 @ 104.25...................    250,000        237,500
Stone Container Finance Co. of Canada,
 7.375%, 7/15/14, Callable 7/15/09
 @ 103.688............................     25,000         23,000
                                                     -----------
                                                         260,500
                                                     -----------
DIVERSIFIED OPERATIONS - 1.0%
Stripes Acquisition LLC/Susser Finance
 Corp., 10.625%, 12/15/13, Callable
 12/15/2009 @ 105.313 (a).............    100,000        106,250
                                                     -----------
ELECTRIC - 1.5%
AES Corp., 7.75%, 3/1/14,.............     60,000         62,550
CMS Energy Corp., 6.875%, 12/15/15....    100,000         99,500
                                                     -----------
                                                         162,050
                                                     -----------
ENERGY - 4.3%
Copano Energy LLC, 8.125%, 3/1/16,
 Callable 3/1/11 @ 104.0625 (a).......     80,000         82,200
Massey Energy Co., 6.875%, 12/15/13,
 Callable 12/15/09 @ 103.44 (a).......    100,000         96,250

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Mirant North America LLC, 7.375%,
 12/31/13, Callable 12/31/09
 @ 103.688 (a)........................     50,000         50,188
Williams Cos., 6.375%, 10/1/10, (a)...    250,000        249,375
                                                     -----------
                                                         478,013
                                                     -----------
FINANCE - 8.3%
Basell AF SCA, 8.375%, 8/15/15,
 Callable 8/15/10 @ 104.188 (a).......    250,000        247,812
CCM Merger, Inc., 8.00%, 8/1/13,
 Callable 8/1/09 @ 104 (a)............    250,000        242,500
Ford Motor Credit Co., 7.375%,
 10/28/09.............................    100,000         92,398
General Motors Accept Corp., 6.875%,
 8/28/12..............................    300,000        279,542
Nalco Finance Holdings, Inc., 0.00%,
 2/1/14, Callable 2/1/09 @
 104.5 (b)............................     75,000         57,375
                                                     -----------
                                                         919,627
                                                     -----------
GAMBLING - 6.4%
Greektown Holdings, Inc., 10.75%,
 12/1/13, Callable 12/1/10 @
 105.375 (a)..........................    100,000        105,000
Isle of Capri Casinos, Inc., 7.00%,
 3/1/14, Callable 3/1/09 @ 103.50.....    250,000        245,625
Kerzner International Ltd., 6.75%,
 10/1/15, Callable 10/1/10 @
 103.375..............................    250,000        259,375
MGM MIRAGE, Inc., 6.75%,
 4/1/13, (a)..........................    100,000         98,500
                                                     -----------
                                                         708,500
                                                     -----------
LEISURE - 3.3%
AMC Entertainment, Inc., 11.00%,
 2/1/16, Callable 2/1/11 @
 105.50 (a)...........................    100,000        108,500
K2, Inc., 7.375%, 7/1/14, Callable
 7/1/09 @ 103.688.....................    258,000        258,000
                                                     -----------
                                                         366,500
                                                     -----------
MACHINERY -- FARM - 0.4%
Case New Holland, Inc., 7.125%,
 3/1/14, Callable 3/1/10 @
 103.563 (a)..........................     50,000         49,125
                                                     -----------
MANUFACTURING - 0.2%
Nutro Products, Inc., 10.75%, 4/15/14,
 Callable 4/15/09 @ 108.063 (a).......     25,000         25,875
                                                     -----------
MEDICAL - 0.9%
MultiPlan, Inc., 10.375%, 4/15/16,
 Callable 4/15/11 @ 105.188 (a).......    100,000        101,625
                                                     -----------
METAL PROCESSORS AND FABRICATION - 0.9%
TriMas Corp., 9.875%, 6/15/12,
 Callable 6/15/07 @ 104.938...........    100,000         93,750
                                                     -----------
OIL & GAS - 10.0%
Chaparral Energy, Inc., 8.50%,
 12/1/15, Callable 12/1/10 @
 104.25 (a)...........................    100,000        103,000
Chesapeake Energy Corp., 6.875%,
 1/15/16, Callable 1/15/09 @
 103.438..............................    250,000        246,250
Clayton Williams Energy, Inc., 7.75%,
 8/1/13, Callable 8/1/2009 @
 103.875 (a)..........................    100,000         94,250
Colorado Interstate Gas, 6.80%,
 11/15/15, (a)........................    150,000        150,109

83    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Compton Petroleum Finance Corp.,
 7.625%, 12/1/13, Callable 12/1/09
 @ 103.813............................    250,000        247,499
El Paso Production Holdings, 7.75%,
 6/1/13, Callable 6/1/08 @ 103.875....    150,000        154,688
Inergy LP/Inergy Finance, 8.25%,
 3/1/16, Callable 3/1/11 @
 104.125 (a)..........................    100,000        102,750
                                                     -----------
                                                       1,098,546
                                                     -----------
PAPER & RELATED PRODUCTS - 5.0%
Abitibi-Consolidated Co. of Canada,
 8.375%, 4/1/15.......................    250,000        252,500
Exopac Holding Corp., 11.25%, 2/1/14,
 Callable 2/1/10 @ 105.625 (a)........     50,000         50,625
Georgia-Pacific Corp., 7.70%,
 6/15/15..............................    250,000        250,000
                                                     -----------
                                                         553,125
                                                     -----------
PHARMACY SERVICES - 0.9%
Omnicare, Inc., 6.75%, 12/15/13,
 Callable 12/15/09 @ 103.375..........    100,000         98,875
                                                     -----------
PUBLISHING - 2.6%
Block Communications, Inc., 8.25%,
 12/15/15, Callable 12/15/10
 @ 104.125 (a)........................     50,000         48,875
Morris Publishing, 7.00%, 8/1/13,
 Callable 8/1/08 @ 103.50.............    250,000        235,625
                                                     -----------
                                                         284,500
                                                     -----------
RENTAL -- AUTO AND EQUIPMENT - 1.9%
Avis Budget Car Rental, Inc., 7.625%,
 5/15/14, Callable 5/15/10 @
 103.81 (a)...........................    100,000        101,750
Hertz Corp., 8.875%, 1/1/14, Callable
 1/1/10 @ 104.44 (a)..................    100,000        106,250
                                                     -----------
                                                         208,000
                                                     -----------
RESEARCH AND TESTING SERVICES - 0.5%
Cie Gen Geophysique, 7.50%, 5/15/15,
 Callable 5/15/10 @ 103.75 (a)........     50,000         51,625
                                                     -----------
RESTAURANTS - 2.7%
Dave & Busters. Inc., 11.25%, 3/15/14,
 Callable 3/15/10 @ 105.625 (a).......     50,000         50,500
Landry's Restaurants, Inc., 7.50%,
 12/15/14, Callable 12/15/09 @
 103.75...............................    200,000        192,000
NPC International, Inc., 9.50%,
 5/1/14, Callable 5/1/10 @
 104.75 (a)...........................     50,000         50,500
                                                     -----------
                                                         293,000
                                                     -----------
RETAIL - 2.6%
Linens 'n Things, Inc., 10.70%,
 1/15/14, Callable 1/15/08 @ 102
 (a) (c)..............................     50,000         50,625
The Jean Coutu Group PJC, Inc., 8.50%,
 8/1/14, Callable 8/1/09 @ 104.25.....    250,000        234,375
                                                     -----------
                                                         285,000
                                                     -----------
----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------

SEMICONDUCTOR EQUIPMENT - 0.5%
Sensata Technologies BV, 8.00%,
 5/1/14, Callable 5/1/10 @ 104 (a)....     50,000         50,250
                                                     -----------
STEEL - 3.2%
AK Steel Corp., 7.75%, 6/15/12,
 Callable 6/15/07 @ 103.875...........    200,000        202,500
Gibraltar Industries, Inc., 8.00%,
 12/1/15, Callable 12/1/10 @
 104 (a)..............................    150,000        152,625
                                                     -----------
                                                         355,125
                                                     -----------
TELECOMMUNICATIONS - 7.5%
Centennial Communications Corp.,
 10.00%, 1/1/13, Callable 1/1/09 @
 107.50...............................    100,000        104,000
Cincinnati Bell, Inc., 8.375%,
 1/15/14, Callable 1/15/09 @
 104.1885.............................    250,000        255,625
Insight Midwest L.P., 9.75%, 10/1/09,
 Callable 10/1/06 @ 101.625...........    250,000        257,500
Nordic Telephone Co. Holdings, 8.875%,
 5/1/16, Callable 5/1/11 @
 104.438 (a)..........................     50,000         51,750
Rural Cellular Corp., 9.75%, 1/15/10,
 Callable 1/15/07 @ 103.25............     50,000         51,563
Wind Acquisition Financial SA, 10.75%,
 12/1/15, Callable 12/1/10 @
 105.375..............................    100,000        110,500
                                                     -----------
                                                         830,938
                                                     -----------
WASTE DISPOSAL - 2.2%
Allied Waste North America, Inc.,
 7.375%, 4/15/14, Callable 4/15/09 @
 103.688..............................    250,000        246,250
                                                     -----------
TOTAL CORPORATE OBLIGATIONS (COST
 $9,076,618)..........................                 9,232,875
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES - 15.9%
----------------------------------------------------------------
Investors Bank Trust Cash Reserve.....  1,754,963      1,754,963
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $1,754,963)..........................                 1,754,963
                                                     -----------
TOTAL INVESTMENTS
 (COST $10,831,581) - 99.8%..........                 10,987,838
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $11,015,360.

(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(b)  Step Coupon. Rate set to step up to 9.0% on 2/2/09.

(c) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report, represents the rates that were in effect on April 30, 2006. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    84

--------------------------------------------------------------------------------
 HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

-----------------------------------------------------------------
 COMMON STOCKS - 95.3%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE - 3.8%
General Dynamics Corp....................     20,300    1,332,086
The Boeing Co............................     10,600      884,570
                                                       ----------
                                                        2,216,656
                                                       ----------
BUSINESS SERVICES - 2.9%
Paychex, Inc.............................     41,650    1,682,244
                                                       ----------
CHEMICALS - 3.0%
Monsanto Co..............................     20,700    1,726,380
                                                       ----------
COMPUTER SOFTWARE - 10.5%
Adobe Systems, Inc. (a)..................     30,550    1,197,560
Automatic Data Processing, Inc...........     12,100      533,368
CheckFree Corp. (a)......................     26,850    1,446,409
Electronic Arts, Inc. (a)................     10,150      576,520
Microsoft Corp...........................     42,650    1,029,998
SAP AG ADR...............................     23,700    1,294,730
                                                       ----------
                                                        6,078,585
                                                       ----------
COMPUTERS - 1.5%
Apple Computer, Inc. (a).................     12,250      862,278
                                                       ----------
CONSUMER PRODUCTS - 7.5%
Colgate-Palmolive Co.....................     26,450    1,563,724
Harman International Industries, Inc.....      5,700      501,543
PepsiCo, Inc.............................     20,000    1,164,800
The Procter & Gamble Co..................     18,650    1,085,617
                                                       ----------
                                                        4,315,684
                                                       ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 6.0%
Caterpillar, Inc.........................     26,900    2,037,406
General Electric Co......................     41,412    1,432,441
                                                       ----------
                                                        3,469,847
                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 4.3%
Broadcom Corp. (a).......................     13,200      542,652
Maxim Integrated Products, Inc...........     11,850      417,831
Microchip Technology, Inc................     41,750    1,555,605
                                                       ----------
                                                        2,516,088
                                                       ----------
FINANCIAL SERVICES - 14.2%
Franklin Resources, Inc..................      5,950      554,064
Goldman Sachs Group, Inc.................      8,600    1,378,494
Legg Mason, Inc..........................     17,900    2,120,792
Robert Half International, Inc...........     23,500      993,345
SLM Corp.................................     45,000    2,379,599
The Chicago Mercantile Exchange
 Holdings, Inc...........................      1,700      778,600
                                                       ----------
                                                        8,204,894
                                                       ----------
HEALTH CARE - 3.5%
DENTSPLY International, Inc..............      9,650      575,816
Medtronic, Inc...........................     11,150      558,838
UnitedHealth Group, Inc..................     17,400      865,476
                                                       ----------
                                                        2,000,130
                                                       ----------
-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------

HOTELS & LODGING - 3.5%
Las Vegas Sands Corp. (a)................     31,200    2,022,072
                                                       ----------
INSURANCE - 1.2%
AFLAC, Inc...............................     15,200      722,608
                                                       ----------
INTERNET RELATED - 4.1%
eBay, Inc. (a)...........................     12,450      428,405
Google, Inc., Class A (a)................      4,700    1,964,318
                                                       ----------
                                                        2,392,723
                                                       ----------
OIL & GAS - 7.3%
Schlumberger Ltd.........................     29,850    2,063,829
Smith International, Inc.................     50,950    2,151,619
                                                       ----------
                                                        4,215,448
                                                       ----------
PHARMACEUTICALS - 7.5%
Alcon, Inc...............................      5,650      574,662
Allergan, Inc............................      6,150      631,728
Genentech, Inc. (a)......................     15,979    1,273,686
Gilead Sciences, Inc. (a)................     22,600    1,299,499
Johnson & Johnson........................      9,650      565,587
                                                       ----------
                                                        4,345,162
                                                       ----------
RESTAURANTS - 1.0%
Starbucks Corp. (a)......................     15,300      570,231
                                                       ----------
RETAIL - 7.5%
Abercrombie & Fitch Co., Class A.........     10,100      613,373
Best Buy Co., Inc........................     10,225      579,349
Home Depot, Inc..........................     23,750      948,337
Staples, Inc.............................     13,025      343,990
Walgreen Co..............................     44,417    1,862,404
                                                       ----------
                                                        4,347,453
                                                       ----------
TELECOMMUNICATIONS - 4.2%
Cisco Systems, Inc. (a)..................     73,550    1,540,873
QUALCOMM, Inc............................     17,400      893,316
                                                       ----------
                                                        2,434,189
                                                       ----------
TRANSPORTATION - 1.8%
Expeditors International of Washington,
 Inc.....................................     12,250    1,048,723
                                                       ----------
TOTAL COMMON STOCKS
 (COST $47,890,794)......................              55,171,395
                                                       ----------
-----------------------------------------------------------------
 INVESTMENT COMPANIES - 4.6%
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money
 Market Fund Class I Shares *............  2,644,023    2,644,023
                                                       ----------
TOTAL INVESTMENT COMPANIES (COST
 $2,644,023).............................               2,644,023
                                                       ----------
TOTAL INVESTMENTS
 (COST $50,534,817) - 99.9%.............               57,815,418
                                                       ----------
                                                       ----------

---------
Percentages indicated are based on net assets of $57,888,505.

(a) Represents non-income producing security.

 * Investment in affiliate.

ADR  -- American Depositary Receipt

85    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

-----------------------------------------------------------------
 COMMON STOCKS - 95.3%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE - 7.5%
Lockheed Martin Corp.....................     19,400    1,472,460
Northrop Grumman Corp....................     28,600    1,913,340
Raytheon Co..............................     28,300    1,252,841
                                                       ----------
                                                        4,638,641
                                                       ----------
BANKING - 4.8%
Bank of America Corp.....................     23,600    1,178,112
Wells Fargo & Co.........................     25,800    1,772,202
                                                       ----------
                                                        2,950,314
                                                       ----------
BUSINESS SERVICES - 2.2%
Pitney Bowes, Inc........................     32,100    1,343,385
                                                       ----------
COMPUTER SOFTWARE - 5.7%
CA, Inc..................................     87,100    2,208,856
Microsoft Corp...........................     54,300    1,311,345
                                                       ----------
                                                        3,520,201
                                                       ----------
CONGLOMERATES - 1.9%
Loews Corp...............................     11,200    1,188,880
                                                       ----------
CONSUMER PRODUCTS - 6.6%
Altria Group, Inc........................     29,200    2,136,272
Kimberly-Clark Corp......................     24,500    1,433,985
Tyson Foods, Inc. -- Class A.............     34,200      499,320
                                                       ----------
                                                        4,069,577
                                                       ----------
DIVERSIFIED MANUFACTURING
 OPERATIONS -  2.1%
Ingersoll-Rand Co., Class A..............     29,800    1,303,750
                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -  1.5%
Agilent Technologies, Inc. (a)...........     24,564      943,749
                                                       ----------
FINANCIAL SERVICES - 18.0%
Citigroup, Inc...........................     36,707    1,833,515
Countrywide Financial Corp...............     76,600    3,114,556
Fannie Mae...............................     41,500    2,099,900
Genworth Financial, Inc., Class A........     50,900    1,689,880
J.P. Morgan Chase & Co...................     34,150    1,549,727
MGIC Investment Corp.....................     11,800      834,260
                                                       ----------
                                                       11,121,838
                                                       ----------
GAS & ELECTRIC UTILITY - 2.1%
Dominion Resources, Inc..................     17,000    1,272,790
                                                       ----------
INSURANCE - 7.0%
Aetna, Inc...............................     16,600      639,100
AON Corp.................................     26,900    1,127,379
Radian Group, Inc........................     17,400    1,091,328
The Hartford Financial Services Group,
 Inc.....................................     15,700    1,443,301
                                                       ----------
                                                        4,301,108
                                                       ----------
-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------

MEDIA - 6.8%
CBS Corp., Class B.......................     33,050      841,784
Liberty Media Corp., Class A (a).........    100,350      837,923
Viacom, Inc., Class B (a)................     63,800    2,541,153
                                                       ----------
                                                        4,220,860
                                                       ----------
METALS & MINING - 6.4%
Barrick Gold Corp........................     62,700    1,911,096
POSCO ADR................................     11,800      831,546
Rio Tinto PLC ADR........................      5,300    1,180,310
                                                       ----------
                                                        3,922,952
                                                       ----------
OIL & GAS - 11.0%
ConocoPhillips...........................     16,271    1,088,530
Kerr-McGee Corp..........................     30,589    3,054,617
Noble Energy, Inc........................     59,000    2,653,820
                                                       ----------
                                                        6,796,967
                                                       ----------
PAPER PRODUCTS - 1.6%
International Paper Co...................     26,800      974,180
                                                       ----------
TELECOMMUNICATIONS - 8.1%
AT&T, Inc................................     44,900    1,176,829
BellSouth Corp...........................     21,050      711,069
Comcast Corp. Special Class A (a)........     42,300    1,304,109
Motorola, Inc............................     47,900    1,022,665
Sprint Nextel Corp.......................     30,600      758,880
                                                       ----------
                                                        4,973,552
                                                       ----------
TRANSPORTATION - 2.0%
Union Pacific Corp.......................     13,200    1,203,972
                                                       ----------
TOTAL COMMON STOCKS
 (COST $46,902,116)......................              58,746,716
                                                       ----------
-----------------------------------------------------------------
 INVESTMENT COMPANIES - 4.7%
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money Market Fund
 Class I Shares*.........................  2,922,921    2,922,921
                                                       ----------
TOTAL INVESTMENT COMPANIES
 (COST $2,922,921).......................               2,922,921
                                                       ----------
TOTAL INVESTMENTS
 (COST $49,825,037) - 100.0%............               61,669,637
                                                       ----------
                                                       ----------

---------
Percentages indicated are based on net assets of $61,678,884.

(a) Represents non-income producing security.

 * Investment in Affiliate

ADR - American Depository Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    86

--------------------------------------------------------------------------------
 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 COMMON STOCKS - 97.4%
                                          SHARES      VALUE($)
                                         ---------   -----------
AUSTRALIA - 0.6%
Macquarie Airports.....................   699,400      1,742,312
                                                     -----------
AUSTRIA - 0.5%
Omv AG.................................    20,500      1,425,073
                                                     -----------
BELGIUM - 1.1%
Delhaize Group.........................    29,300      2,110,360
KBC Bankverzekeringsholding............    11,300      1,310,639
                                                     -----------
                                                       3,420,999
                                                     -----------
BRAZIL - 1.9%
Braskem SA-Pref........................    40,000        275,234
Gerdau SA ADR..........................    75,150      1,300,095
Petroleo Brasileiro SA ADR.............    27,700      2,462,253
Unibanco ADR...........................     8,100        642,735
Usinas Siderurgicas de Minas Gerais
 SA....................................    30,200      1,146,890
                                                     -----------
                                                       5,827,207
                                                     -----------
CANADA - 3.3%
Canadian Natural Resources.............    43,400      2,609,126
EnCana Corp............................    30,000      1,499,732
ING Canada, Inc........................    32,800      1,766,176
IPSCO, Inc.............................     8,900        918,663
Nexen, Inc.............................    20,000      1,168,903
Teck Cominco Ltd., B shares............    32,300      2,227,307
                                                     -----------
                                                      10,189,907
                                                     -----------
CHINA - 0.1%
China Petroleum & Chemical Corp........   592,000        376,061
                                                     -----------
FINLAND - 0.5%
Sampo OYJ, Class A.....................    77,000      1,589,011
                                                     -----------
FRANCE - 11.3%
Assurances Generales de France.........    36,800      4,651,236
BNP Paribas New (a)....................     1,580        144,194
BNP Paribas SA.........................    15,800      1,492,766
Credit Agricole SA.....................    89,990      3,625,617
Renault SA.............................    55,300      6,417,498
Sanofi-Aventis.........................    57,800      5,449,941
Societe Generale.......................    33,700      5,147,861
Thomson SA.............................    58,900      1,218,462
Total SA, B Shares.....................    24,700      6,829,522
                                                     -----------
                                                      34,977,097
                                                     -----------
GERMANY - 9.1%
Allianz AG.............................     9,300      1,554,360
Continental AG.........................    51,400      6,117,921
E.ON AG (a)............................    41,000      5,024,345
Fresenius Medical Care AG..............    11,800      1,415,518
MAN AG.................................    66,000      5,001,804
Muenchener Rueckversicherungs-
 Gesellschaft AG.......................    28,600      4,047,010
RWE AG.................................    44,500      3,856,850
TUI AG.................................    41,500        884,159
                                                     -----------
                                                      27,901,967
                                                     -----------
HONG KONG - 0.1%
Sino Land Co., Ltd.....................   142,200        236,603
                                                     -----------
----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                         ---------   -----------
HUNGARY - 0.4%
MOL Magyar Olaj -- es Gazipari Rt.
 GDR...................................     9,600      1,128,000
                                                     -----------
ISRAEL - 0.5%
Bank Hapoalim BM.......................   286,600      1,445,806
                                                     -----------
ITALY - 1.9%
Buzzi Unicem SpA.......................    27,300        698,366
ENI SpA................................   166,500      5,082,559
                                                     -----------
                                                       5,780,925
                                                     -----------
JAPAN - 27.3%
Alps Electric Co., Ltd.................    55,000        965,700
Canon, Inc.............................    89,300      6,831,822
East Japan Railway Co..................       102        796,469
EDION Corp.............................    67,800      1,640,659
Hitachi, Ltd...........................   144,000      1,071,304
Honda Motor Co., Ltd...................    23,500      1,669,873
ITOCHU Corp............................   317,000      2,879,034
Japan Tobacco, Inc.....................     1,200      4,827,404
JFE Holdings, Inc......................   140,100      5,439,104
Kobe Steel, Ltd........................   958,000      3,256,443
Kyocera Corp...........................    11,400      1,064,401
Mitsubishi Corp........................   129,000      3,121,607
Mitsubishi UFJ Financial Group, Inc....       172      2,704,260
Mitsui & Co., Ltd......................   171,000      2,584,901
Mitsui Chemicals, Inc..................   396,000      2,866,087
Mitsui O.S.K. Lines, Ltd...............   451,000      3,228,502
Nippon Mining Holdings, Inc............   360,000      3,329,644
Nippon Telegraph & Telephone Corp......       344      1,540,975
Nissan Motor Co., Ltd..................   225,100      2,959,813
ORIX Corp..............................    19,300      5,797,628
Sanyo Shinpan Finance Co., Ltd.........    23,750      1,403,931
Sega Sammy Holdings, Inc...............    17,400        693,860
Sony Corp..............................    12,510        628,522
Sumitomo Heavy Industries, Ltd.........   128,000      1,349,144
Sumitomo Metal Industries, Ltd.........   294,000      1,239,526
Sumitomo Mitsui Financial Group,
 Inc...................................       598      6,565,657
The Tokyo Electric Power Co., Inc......    90,600      2,327,668
Tokyo Gas Co., Ltd.....................   529,000      2,560,202
Toyota Motor Corp......................   123,900      7,247,904
UNY Co., Ltd...........................    90,000      1,608,696
                                                     -----------
                                                      84,200,740
                                                     -----------
LUXEMBOURG - 0.9%
Arcelor................................    63,680      2,618,626
                                                     -----------
NETHERLANDS - 5.2%
ABN AMRO Holding NV....................    92,253      2,756,756
European Aeronautic Defence and Space
 Co....................................    79,660      3,143,112
ING Groep NV...........................   190,468      7,750,669
Koninklijke Philips Electronics NV.....    35,000      1,207,475
Royal Dutch Shell plc, A Shares........    33,600      1,151,971
                                                     -----------
                                                      16,009,983
                                                     -----------
PHILLIPINES - 0.3%
Philippine Long Distance Telephone
 Co....................................    21,000        830,658
                                                     -----------

87    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                         ---------   -----------
SINGAPORE - 1.8%
Flextronics International, Ltd. (a)....   162,400      1,844,864
Singapore Telecommunications, Ltd......  2,104,630     3,648,416
                                                     -----------
                                                       5,493,280
                                                     -----------
SOUTH AFRICA - 0.9%
Sanlam, Ltd............................   554,040      1,433,443
Telkom South Africa, Ltd...............    28,000        667,988
Tiger Brands, Ltd......................    20,800        580,425
                                                     -----------
                                                       2,681,856
                                                     -----------
SOUTH KOREA - 1.7%
Industrial Bank of Korea GDR...........    88,300      1,910,812
Kookmin Bank ADR.......................    14,600      1,300,130
POSCO ADR..............................    29,000      2,043,630
                                                     -----------
                                                       5,254,572
                                                     -----------
SPAIN - 3.1%
Endesa SA..............................   143,600      4,767,527
Repsol YPF SA..........................   155,000      4,629,842
                                                     -----------
                                                       9,397,369
                                                     -----------
SWITZERLAND - 1.9%
Credit Suisse Group....................    81,100      5,095,734
Novartis AG............................    13,460        772,446
                                                     -----------
                                                       5,868,180
                                                     -----------
TAIWAN - 1.0%
China Steel Corp. GDR..................    36,470        708,612
Compal Electronics, Inc. GDR...........   222,840      1,236,762
Gigabyte Technology Co., Ltd...........   270,112        213,635
Taiwan Semiconductor Manufacturing Co.,
 Ltd...................................   491,141      1,049,736
                                                     -----------
                                                       3,208,745
                                                     -----------
THAILAND - 0.3%
PTT Public Company Ltd. plc............   121,400        795,959
                                                     -----------
----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                         ---------   -----------
UNITED KINGDOM - 21.7%
AstraZeneca plc........................    61,200      3,381,031
Aviva plc..............................   346,270      5,057,110
Barclays plc...........................   410,200      5,123,200
BHP Billiton plc.......................    47,100        969,549
BP Amoco plc...........................   255,100      3,146,540
British Aerospace plc..................   485,500      3,695,734
British American Tobacco plc...........   110,300      2,819,542
Friends Provident plc..................   782,500      2,807,076
George Wimpey plc......................   244,600      2,334,684
HBOS plc...............................   260,121      4,564,899
Mitchells & Butlers plc................   119,800      1,075,221
Punch Taverns plc......................   185,000      2,954,819
Royal & Sun Alliance Insurance Group
 plc...................................   736,000      1,851,876
Royal Bank of Scotland Group plc.......   169,100      5,521,972
Royal Dutch Shell plc, B Shares........    45,973      1,643,749
Sainsbury plc..........................   410,062      2,499,056
Tate & Lyle plc........................   191,100      1,933,787
Taylor Woodrow plc.....................   361,600      2,525,121
Vodafone Group plc.....................  2,871,953     6,781,132
Whitbread plc..........................   145,200      2,965,102
Xstrata plc............................    96,000      3,472,705
                                                     -----------
                                                      67,123,905
                                                     -----------
TOTAL COMMON STOCKS
 (COST $208,441,583)...................              299,524,841
                                                     -----------
----------------------------------------------------------------
 REPURCHASE AGREEMENTS - 1.4%
----------------------------------------------------------------
Investors Bank & Trust, 3.21%,
 purchased on 4/28/06, due 5/01/06
 with maturity value of $4,429,637
 (Collateralized fully by various U.S.
 Government Obligations)... ...........  4,428,452     4,428,452
                                                     -----------
TOTAL REPURCHASE AGREEMENTS
 (COST $4,428,452).....................                4,428,452
                                                     -----------
----------------------------------------------------------------
 RIGHTS & WARRANTS - 0.0%
----------------------------------------------------------------
UNITED KINGDOM - 0.0%
TI Automotive Ltd., Class A (a) (b)....   190,000              0
                                                     -----------
TOTAL RIGHTS & WARRANTS
 (COST $0).............................                        0
                                                     -----------
TOTAL INVESTMENTS
 (COST $212,870,035) - 98.8%..........               303,953,293
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $307,492,484.
(a) Represents non-income producing security.
(b) Represents illiquid security.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    88

--------------------------------------------------------------------------------
 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Aerospace & Defense.........................................      2.2%
Automotive..................................................      7.9%
Banking & Financial Services................................     20.9%
Building & Construction.....................................      1.8%
Cash........................................................      1.4%
Chemicals...................................................      1.0%
Computer Related............................................      0.5%
Drugs -- Medical............................................      3.6%
Electrical..................................................      3.6%
Electronic Components & Semiconductors......................      2.5%
Food & Beverage.............................................      1.0%
Insurance...................................................      8.1%
Leisure.....................................................      1.0%
Manufacturing...............................................      7.1%
Metals & Mining.............................................      8.2%
Multimedia..................................................      0.4%
Oil & Gas...................................................     15.3%
Real Estate.................................................      0.1%
Retail......................................................      3.1%
Telecommunications..........................................      4.4%
Tobacco.....................................................      2.5%
Tourism.....................................................      0.3%
Transportation Services.....................................      1.9%
                                                                ------
Total Investments...........................................     98.8%
                                                                ------
Other assets in excess of liabilities.......................      1.2%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

89    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

At April 30, 2006, the portfolio's open forward currency contracts were as follows:

                                                                       CONTRACT         CONTRACT                     UNREALIZED
                                                       DELIVERY         AMOUNT            VALUE                    APPRECIATION/
CURRENCY                                                 DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)     VALUE      (DEPRECIATION)
--------                                                 ----      ----------------   -------------     -----      --------------
LONG CONTRACTS
Japanese Yen.........................................   5/1/2006     105,000,000       $  921,295     $  922,266     $     971

SHORT CONTRACTS
Swiss Franc..........................................  6/15/2006       6,520,000       $5,158,432     $5,285,637     $(127,205)

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    90

--------------------------------------------------------------------------------
 HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 COMMON STOCKS - 95.7%
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                        ----------   -----------
ADVERTISING - 2.6%
Monster Worldwide, Inc. (a)...........    112,800      6,474,720
                                                     -----------
AEROSPACE & DEFENSE - 1.0%
Hexcel Corp. (a)......................    107,000      2,363,630
                                                     -----------
BANKING - 3.0%
East West Bancorp, Inc................    101,200      4,014,604
Wintrust Financial Corp...............     65,500      3,389,625
                                                     -----------
                                                       7,404,229
                                                     -----------
BIOTECHNOLOGY - 2.9%
Celgene Corp. (a).....................    168,700      7,112,392
                                                     -----------
COMMERCIAL SERVICES - 4.2%
Alliance Data Systems Corp. (a).......     90,900      4,999,500
Schawk, Inc., Class A.................     67,400      1,707,916
Sotheby's Holdings, Inc. (a)..........    125,400      3,760,746
                                                     -----------
                                                      10,468,162
                                                     -----------
COMPUTER SOFTWARE - 9.6%
Activision, Inc. (a)..................     58,400        828,696
CheckFree Corp. (a)...................     55,100      2,968,237
Mercury Interactive Corp. (a).........     78,400      2,822,400
Satyam Computer Services Ltd. ADR.....     96,500      3,472,070
Sina Corp. (a)........................    103,100      2,726,995
SRA International, Inc., Class A
 (a)..................................    142,700      4,569,254
Transaction Systems Architects, Inc.,
 Class A (a)..........................    157,000      6,270,580
                                                     -----------
                                                      23,658,232
                                                     -----------
CONSULTING SERVICES - 1.1%
LECG Corp. (a)........................     19,400        358,706
Resources Connection, Inc. (a)........     84,900      2,283,810
                                                     -----------
                                                       2,642,516
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 8.6%
Actuant Corp., Class A................     40,100      2,564,395
AMETEK, Inc...........................    150,500      7,415,135
AptarGroup, Inc.......................     40,900      2,143,569
IDEX Corp.............................    130,300      6,619,240
The Stanley Works.....................     48,000      2,508,000
                                                     -----------
                                                      21,250,339
                                                     -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 10.3%
Atmel Corp. (a).......................    470,300      2,464,372
ATMI, Inc. (a)........................     98,600      2,800,240
Cognos, Inc. (a)......................    128,600      4,792,922
Integrated Device Technology, Inc.
 (a)..................................    157,600      2,398,672
Power Integrations, Inc. (a)..........     90,200      1,909,534
Thermo Electron Corp. (a).............    174,500      6,725,230
Varian Semiconductor Equipment
 Associates, Inc. (a).................    132,850      4,350,838
                                                     -----------
                                                      25,441,808
                                                     -----------
ENVIRONMENTAL SERVICES - 4.0%
Republic Services, Inc., Class A......    139,500      6,139,395
Waste Connections, Inc. (a)...........     98,900      3,807,650
                                                     -----------
                                                       9,947,045
                                                     -----------
FINANCIAL SERVICES - 2.4%
Affiliated Managers Group, Inc. (a)...     57,600      5,834,880
                                                     -----------
HEALTH CARE - 12.7%
Advanced Medical Optics, Inc. (a).....     51,200      2,385,920
Charles River Laboratories
 International,
 Inc. (a).............................     42,800      2,022,300

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                        ----------   -----------
CYTYC Corp. (a).......................    117,400      3,034,790
Manor Care, Inc.......................    145,900      6,397,715
Omnicare, Inc.........................    140,100      7,945,070
Respironics, Inc. (a).................    180,900      6,624,558
Ventana Medical Systems (a)...........     61,600      2,999,920
                                                     -----------
                                                      31,410,273
                                                     -----------
HOSPITALS - 1.4%
Triad Hospitals, Inc. (a).............     86,900      3,580,280
                                                     -----------
MEDIA - 1.7%
Meredith Corp.........................     85,600      4,245,760
                                                     -----------
OIL & GAS - 12.1%
Chesapeake Energy Corp................    140,700      4,457,376
Consol Energy, Inc....................     65,500      5,577,980
Denbury Resources, Inc. (a)...........    157,000      5,118,200
Massey Energy Co......................    142,700      5,515,355
Peabody Energy Corp...................     66,600      4,253,076
Smith International, Inc..............    118,000      4,983,140
                                                     -----------
                                                      29,905,127
                                                     -----------
PHARMACEUTICALS - 6.6%
Elan Corp. PLC ADR (a)................    505,400      7,434,434
MGI Pharma, Inc. (a)..................     33,000        616,440
OSI Pharmaceuticals, Inc. (a).........    208,900      5,550,473
Santarus, Inc. (a)....................    369,700      2,854,084
                                                     -----------
                                                      16,455,431
                                                     -----------
REAL ESTATE - 1.0%
Northstar Realty Finance Corp.........     59,700        669,237
The Mills Corp........................     60,000      1,914,600
                                                     -----------
                                                       2,583,837
                                                     -----------
RETAIL - 6.6%
Advance Auto Parts, Inc...............    116,800      4,697,696
Dick's Sporting Goods, Inc. (a).......     70,700      2,980,005
P.F. Chang's China Bistro, Inc. (a)...     37,600      1,602,136
PETsMART, Inc.........................    138,700      3,836,442
Williams-Sonoma, Inc..................     78,400      3,282,608
                                                     -----------
                                                      16,398,887
                                                     -----------
TELECOMMUNICATIONS - 2.0%
Polycom, Inc. (a).....................    227,700      5,009,400
                                                     -----------
TRANSPORTATION - 1.9%
J.B. Hunt Transport Services, Inc.....    202,300      4,820,809
                                                     -----------
TOTAL COMMON STOCKS (COST $177,833,854)              237,007,757
                                                     -----------
----------------------------------------------------------------
 INVESTMENT COMPANIES - 3.3%
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                        ----------   -----------
HSBC Investor Money Market Fund Class
 I Shares*............................  8,247,705      8,247,705
                                                     -----------
TOTAL INVESTMENT COMPANIES
 (COST $8,247,705)                                     8,247,705
                                                     -----------
TOTAL INVESTMENTS
 (COST $186,081,559) -- 99.0%                        245,255,462
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $247,708,167.
(a)  Represents non-income producing security.
*    Investment in Affiliate
ADR -- American Depository Receipt

91    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

              STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2006 (UNAUDITED)

                                       INTERMEDIATE
                                         DURATION          CORE PLUS          HIGH YIELD
                                       FIXED INCOME       FIXED INCOME       FIXED INCOME          GROWTH             VALUE
                                        PORTFOLIO          PORTFOLIO        PORTFOLIO (A)        PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in non-affiliates,
    at value                           $23,147,654        $117,937,892       $10,987,838        $55,171,395        $ 58,746,716
   Investments in affiliates, at
    value                                   60,896             510,201                --          2,644,023           2,922,921
   Interest and dividends
    receivable                             168,622           1,011,426           180,023             42,353              81,836
   Receivable for investments sold       1,978,010          14,102,691                --          1,338,859                  --
   Unrealized appreciation on
    forward foreign currency
    contracts                                  368               1,767                --                 --                  --
   Prepaid expenses and other
    assets                                     520               7,177             7,058                976               1,137
                                       -----------        ------------       -----------        -----------        ------------
   TOTAL ASSETS                         25,356,070         133,571,154        11,174,919         59,197,606          61,752,610
                                       -----------        ------------       -----------        -----------        ------------

................................................................................................................................
LIABILITIES:
   Cash overdraft                               --                  --                --                 --              27,625
   Payable for investments
    purchased                            3,664,746          24,850,475           150,000          1,259,823                  --
   Unrealized depreciation on
    forward foreign currency
    contracts                                  107                 540                --                 --                  --
   Accrued expenses and other
    liabilities:
      Investment management                  7,375              42,688             4,560             23,112              26,068
      Administration                         1,876               6,606               285              1,799               1,899
      Accounting                             3,595               6,278             4,114              5,335               4,213
      Compliance service                        61                 160                55                 20                  39
      Custodian                              5,809               2,679                --             18,212              13,092
      Trustee                                   --                  --                74                 --                  --
      Other                                    736               2,580               471                800                 790
                                       -----------        ------------       -----------        -----------        ------------
   TOTAL LIABILITIES                     3,684,305          24,912,006           159,559          1,309,101              73,726
                                       -----------        ------------       -----------        -----------        ------------

................................................................................................................................
NET ASSETS:
   Applicable to investors'
    beneficial interest                $21,671,765        $108,659,148       $11,015,360        $57,888,505        $ 61,678,884
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
   Investments, at cost                $23,530,643        $120,021,934       $10,831,581        $50,534,817        $ 49,825,037
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
   Foreign currency, at cost
                                     ---------------    ------------       ------------       ------------       ------------

(a) The High Yield Fixed Income Portfolio commenced operation on November 18, 2005.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    92

HSBC INVESTOR PORTFOLIOS

                                      INTERNATIONAL        SMALL CAP
                                          EQUITY             EQUITY
                                        PORTFOLIO          PORTFOLIO
                                      --------------     --------------
-------------------------------------------------------------------------
ASSETS:
   Investments in non-affiliates,
    at value                           $303,953,293       $237,007,757
   Investments in affiliates, at
    value                                        --          8,247,705
   Cash                                          --             27,625
   Foreign currency                       3,480,827                 --
   Interest and dividends
    receivable                            1,411,755             70,436
   Receivable for investments sold          365,663          3,280,115
   Unrealized appreciation on
    forward foreign currency
    contracts                                   971                 --
   Prepaid expenses and other
    assets                                   12,048             20,627
                                       ------------       ------------
   TOTAL ASSETS                         309,224,557        248,654,265
                                       ------------       ------------

.......................................................................
LIABILITIES:
   Payable for investments
    purchased                             1,351,991            765,721
   Unrealized depreciation on
    forward foreign currency
    contracts                               127,205                 --
   Accrued expenses and other
    liabilities:
      Investment management                 217,625            160,167
      Administration                         12,611             11,691
      Accounting                              3,504              3,610
      Compliance service                        130                188
      Custodian                              15,276                 --
      Trustee                                    --                 --
      Other                                   3,731              4,721
                                       ------------       ------------
   TOTAL LIABILITIES                      1,732,073            946,098
                                       ------------       ------------
NET ASSETS:
   Applicable to investors'
    beneficial interest                $307,492,484       $247,708,167
                                       ------------       ------------
                                       ------------       ------------
   Investments, at cost                $212,870,035       $186,081,559
                                       ------------       ------------
                                       ------------       ------------
   Foreign currency, at cost           $  3,317,581
                                       ------------
                                       ------------


93    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

 STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

                                       INTERMEDIATE
                                         DURATION          CORE PLUS          HIGH YIELD
                                       FIXED INCOME       FIXED INCOME       FIXED INCOME          GROWTH             VALUE
                                        PORTFOLIO          PORTFOLIO        PORTFOLIO (A)        PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                            $   651,070        $  2,995,063        $  270,687         $       --        $        --
   Dividends                                    --                  --             6,930            225,785            531,470
   Dividend income from affiliated
    investments                              5,869              49,468                --             34,315             31,292
   Income from securities lending            3,075              17,878                --                 19                113
                                       -----------        ------------        ----------         ----------        -----------
   TOTAL INVESTMENT INCOME                 660,014           3,062,409           277,617            260,119            562,875
                                       -----------        ------------        ----------         ----------        -----------

 .............................................................................................................................
EXPENSES:
   Investment management                    51,488             261,162            21,182            132,919            149,916
   Administration                            4,827              21,074             1,324             10,088             10,708
   Accounting                               29,688              35,520            27,432             28,429             27,296
   Compliance service                          230                 870                98                352                388
   Custodian                                10,633              25,069            15,049             10,712             13,092
   Trustee                                     365               1,371               150                548                606
   Other                                     2,127               8,100               645              3,284              3,535
                                       -----------        ------------        ----------         ----------        -----------
   TOTAL EXPENSES                           99,358             353,166            65,880            186,332            205,541
                                       -----------        ------------        ----------         ----------        -----------

 .............................................................................................................................
   NET INVESTMENT INCOME (LOSS)            560,656           2,709,243           211,737             73,787            357,334
                                       -----------        ------------        ----------         ----------        -----------

 .............................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
   Net realized gains (losses) from
    investments and foreign
    currency transactions                 (402,173)         (1,657,869)           12,241          2,754,704          1,945,744
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                              99,229               8,919           156,257          1,293,178          4,979,185
                                       -----------        ------------        ----------         ----------        -----------

 .............................................................................................................................
   Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions         (302,944)         (1,648,950)          168,498          4,047,882          6,924,929
                                       -----------        ------------        ----------         ----------        -----------
   CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $   257,712        $  1,060,293        $  380,235         $4,121,669        $ 7,282,263
                                       -----------        ------------        ----------         ----------        -----------
                                       -----------        ------------        ----------         ----------        -----------

(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    94

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED) (CONTINUED)

                                      INTERNATIONAL        SMALL CAP
                                          EQUITY             EQUITY
                                        PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                            $     33,150       $         --
   Dividends                              2,749,453            518,945
   Dividend income from affiliated
    investments                                  --             97,727
   Foreign tax withholding                 (215,505)                --
   Income from securities lending                --              7,230
                                       ------------       ------------
   TOTAL INVESTMENT INCOME                2,567,098            623,902
                                       ------------       ------------

 .....................................................................
EXPENSES:
   Investment management                    882,918            931,724
   Administration                            48,859             43,675
   Accounting                                46,366             27,328
   Compliance service                         1,681              1,611
   Custodian                                119,047             34,367
   Trustee                                    2,633              2,526
   Other                                     14,758             14,224
                                       ------------       ------------
   TOTAL EXPENSES                         1,116,262          1,055,455
                                       ------------       ------------

 .....................................................................
   NET INVESTMENT INCOME (LOSS)           1,450,836           (431,553)
                                       ------------       ------------

 .....................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
   Net realized gains (losses) from
    investments and foreign
    currency transactions                11,980,778         22,894,387
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                           51,766,202         21,977,857
                                       ------------       ------------

 .....................................................................
   Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions        63,746,980         44,872,244
                                       ------------       ------------
   CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $ 65,197,816       $ 44,440,691
                                       ------------       ------------
                                       ------------       ------------

95    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS


                                    ---------------------------------------         ------------------------------------------
                                                INTERMEDIATE DURATION                                 CORE PLUS
                                                    FIXED INCOME                                    FIXED INCOME
                                                      PORTFOLIO                                       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                                         FOR THE
                                    SIX MONTHS ENDED            FOR THE             SIX MONTHS ENDED            FOR THE
                                     APRIL 30, 2006           YEAR ENDED             APRIL 30, 2006           YEAR ENDED
                                       (UNAUDITED)         OCTOBER 31, 2005            (UNAUDITED)         OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                 $    560,656           $  1,897,871             $  2,709,243           $  6,493,010
   Net realized gains (losses)
    from investment and foreign
    currency transactions                    (402,173)              (162,231)              (1,657,869)             7,083,274
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                                 99,229             (1,247,772)                   8,919            (10,643,468)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                              257,712                487,868                1,060,293              2,932,816
                                         ------------           ------------             ------------           ------------
Proceeds from contributions                   803,700              6,926,443               18,592,258             31,409,368
Value of withdrawals                      (12,199,333)           (38,301,414)             (33,523,183)           (81,271,788)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                      (11,395,633)           (31,374,971)             (14,930,925)           (49,862,420)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS                      (11,137,921)           (30,887,103)             (13,870,632)           (46,929,604)
 .............................................................................................................................
NET ASSETS:
   Beginning of period                     32,809,686             63,696,789              122,529,780            169,459,384
                                         ------------           ------------             ------------           ------------
   End of period                         $ 21,671,765           $ 32,809,686             $108,659,148           $122,529,780
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    96

HSBC INVESTOR PORTFOLIOS


                                    ---------------------------------
                                                     HIGH YIELD
                                                    FIXED INCOME
                                                      PORTFOLIO
---------------------------------------------------------------------
                                         FOR THE
                                      PERIOD ENDED
                                    APRIL 30, 2006 (A)
                                       (UNAUDITED)
---------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                 $    211,737
   Net realized gains (losses)
    from investment transactions               12,241
   Change in unrealized
    appreciation/depreciation from
    investments                               156,257
                                         ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                              380,235
                                         ------------
Proceeds from contributions                11,582,416
Value of withdrawals                         (947,291)
                                         ------------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                       10,635,125
                                         ------------
CHANGE IN NET ASSETS                       11,015,360
 ........................................................
NET ASSETS:
   Beginning of period                             --
                                         ------------
   End of period                         $ 11,015,360
                                         ------------
                                         ------------

---------

(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

97    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS


                                      ----------------------------------------       ------------------------------------------
                                                       GROWTH                                           VALUE
                                                      PORTFOLIO                                       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                           FOR THE                                         FOR THE
                                       SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                        APRIL 30, 2006          PERIOD ENDED            APRIL 30, 2006           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2005           (UNAUDITED)          OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                 $     73,787           $    403,238             $    357,334           $    721,613
   Net realized gains (losses)
    from investment transactions            2,754,704              2,375,542                1,945,744              4,124,126
   Change in unrealized
    appreciation/depreciation from
    investments                             1,293,178              3,995,556                4,979,185              4,254,259
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            4,121,669              6,774,336                7,282,263              9,099,998
                                         ------------           ------------             ------------           ------------
Proceeds from contributions                11,019,790             15,081,868                8,492,544             14,013,050
Value of withdrawals                       (6,667,653)           (22,121,709)              (8,246,371)           (30,376,597)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                        4,352,137             (7,039,841)                 246,173            (16,363,547)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS                        8,473,806               (265,505)               7,528,436             (7,263,549)
 ..............................................................................................................................
NET ASSETS:
   Beginning of period                     49,414,699             49,680,204               54,150,448             61,413,997
                                         ------------           ------------             ------------           ------------
   End of period                         $ 57,888,505           $ 49,414,699             $ 61,678,884           $ 54,150,448
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    98

HSBC INVESTOR PORTFOLIOS


                                    -------------------------------------------     ------------------------------------------
                                                INTERNATIONAL EQUITY                              SMALL CAP EQUITY
                                                      PORTFOLIO                                       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                                         FOR THE
                                    SIX MONTHS ENDED             FOR THE            SIX MONTHS ENDED            FOR THE
                                     APRIL 30, 2006            YEAR ENDED            APRIL 30, 2006           YEAR ENDED
                                       (UNAUDITED)          OCTOBER 31, 2005           (UNAUDITED)         OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)          $  1,450,836         $      4,381,037          $    (431,553)         $  (1,294,078)
   Net realized gains (losses)
    from investment and foreign
    currency transactions                  11,980,778               18,977,305             22,894,387             62,035,547
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                             51,766,202               17,737,274             21,977,857            (17,237,446)
                                         ------------         ----------------          -------------          -------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                           65,197,816               41,095,616             44,440,691             43,504,023
                                         ------------         ----------------          -------------          -------------
Proceeds from contributions                38,879,905               68,931,727             15,966,433             24,917,377
Value of withdrawals                      (26,815,089)             (99,822,646)           (31,477,182)          (208,976,448)
                                         ------------         ----------------          -------------          -------------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                       12,064,816              (30,890,919)           (15,510,749)          (184,059,071)
                                         ------------         ----------------          -------------          -------------
CHANGE IN NET ASSETS                       77,262,632               10,204,697             28,929,942           (140,555,048)
 .............................................................................................................................
NET ASSETS:
   Beginning of period                    230,229,852              220,025,155            218,778,225            359,333,273
                                         ------------         ----------------          -------------          -------------
   End of period                         $307,492,484         $    230,229,852          $ 247,708,167          $ 218,778,225
                                         ------------         ----------------          -------------          -------------
                                         ------------         ----------------          -------------          -------------

99    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

          FINANCIAL HIGHLIGHTS

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                           ---------------------------------------------------
                                                                             RATIO OF            RATIO OF NET
                                                           NET ASSETS AT     EXPENSES             INVESTMENT
                                                              END OF        TO AVERAGE          INCOME (LOSS)
                                           TOTAL              PERIOD            NET               TO AVERAGE
                                         RETURN(A)            (000'S)        ASSETS(B)          NET ASSETS(B)
--------------------------------------------------------------------------------------------------------------
INTERMEDIATE DURATION FIXED INCOME
 PORTFOLIO
Period ended October 31, 2001 (d)                            $115,180          0.55%                  4.97%
Year ended October 31, 2002                                   149,815          0.51%                  4.60%
Year ended October 31, 2003                  4.42%             84,488          0.53%                  3.70%
Year ended October 31, 2004                  4.48%             63,697          0.57%                  3.54%
Year ended October 31, 2005                  0.76%(e)          32,810          0.49%(e)               3.85% (e)
Six months ended April 30, 2006
 (unaudited)                                 0.88%             21,672          0.77%                  4.37%
--------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Year ended October 31, 2001                                  $242,914          0.53%                  6.53%
Year ended October 31, 2002                                   385,802          0.48%                  5.14%
Year ended October 31, 2003                  5.80%            203,551          0.48%                  4.38%
Year ended October 31, 2004                  5.56%            169,459          0.52%                  4.31%
Year ended October 31, 2005                  1.64%(e)         122,530          0.40%(e)               4.25% (e)
Six months ended April 30, 2006
 (unaudited)                                 0.88%            108,659          0.63%                  4.82%
--------------------------------------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME PORTFOLIO
Period ended April 30, 2006
 (unaudited) (d)                             4.68%             11,015          1.84%                  5.91%
--------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (d)           (0.86%)          $ 49,680          0.72%                  0.06%
Year ended October 31, 2005                 13.59% (e)         49,415          0.63%(e)               0.77% (e)
Six months ended April 30, 2006
 (unaudited)                                 8.32%             57,889          0.69%                  0.27%
--------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (d)            6.12%           $ 61,414          0.71%                  1.28%
Year ended October 31, 2005                 15.23%(e)          54,150          0.64%(e)               1.15% (e)
Six months ended April 30, 2006
 (unaudited)                                13.58%             61,679          0.72%                  1.25%
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                                  $275,848          0.90%                  0.54%
Year ended October 31, 2002                                   256,616          0.91%                  0.63%
Year ended October 31, 2003                 23.70%            201,805          0.96%                  1.00%
Year ended October 31, 2004                 20.29%            220,025          0.94%                  1.53%
Year ended October 31, 2005                 19.54%            230,230          0.84%                  1.92%
Six months ended April 30, 2006
 (unaudited)                                28.12%            307,492          0.86%                  1.11%
--------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                                  $265,573          0.98%                 (0.65%)
Year ended October 31, 2002                                   266,217          0.99%                 (0.78%)
Year ended October 31, 2003                 33.30%            426,181          0.91%                 (0.62%)
Year ended October 31, 2004                  5.93%            359,333          0.88%                 (0.52%)
Year ended October 31, 2005                 14.35 %(e)        218,778          0.85%(e)              (0.45%)(e)
Six months ended April 30, 2006
 (unaudited)                                21.06%            247,708          0.91%                 (0.37%)
--------------------------------------------------------------------------------------------------------------



                                         RATIOS/SUPPLEMENTARY DATA
                                        ----------------------------
                                            RATIO OF
                                            EXPENSES
                                           TO AVERAGE      PORTFOLIO
                                        NET ASSETS(B)(C)   TURNOVER
---------------------------------------------------------------------
INTERMEDIATE DURATION FIXED INCOME
 PORTFOLIO
Period ended October 31, 2001 (d)             0.55%         102.01%
Year ended October 31, 2002                   0.51%          44.04%
Year ended October 31, 2003                   0.53%          98.42%
Year ended October 31, 2004                   0.57%          50.06%
Year ended October 31, 2005                   0.58%         107.26%
Six months ended April 30, 2006
 (unaudited)                                  0.77%         124.22%
-------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Year ended October 31, 2001                   0.53%         341.26%
Year ended October 31, 2002                   0.48%          77.82%
Year ended October 31, 2003                   0.48%          70.91%
Year ended October 31, 2004                   0.52%          34.88%
Year ended October 31, 2005                   0.53%         176.60%
Six months ended April 30, 2006
 (unaudited)                                  0.63%         147.29%
-------------------------------------------------------------------
HIGH YIELD FIXED INCOME PORTFOLIO
Period ended April 30, 2006
 (unaudited) (d)                              1.84%           6.94%
-------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (d)             0.72%          53.08%
Year ended October 31, 2005                   0.68%          79.54%
Six months ended April 30, 2006
 (unaudited)                                  0.69%          36.21%
-------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (d)             0.71%          10.33%
Year ended October 31, 2005                   0.69%          16.45%
Six months ended April 30, 2006
 (unaudited)                                  0.72%           9.31%
-------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                   0.90%          26.90%
Year ended October 31, 2002                   0.91%          31.63%
Year ended October 31, 2003                   0.96%          68.51%
Year ended October 31, 2004                   0.94%         106.11%
Year ended October 31, 2005                   0.84%          31.32%
Six months ended April 30, 2006
 (unaudited)                                  0.86%          14.64%
-------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                   0.98%          52.47%
Year ended October 31, 2002                   0.99%         103.90%
Year ended October 31, 2003                   0.91%         152.05%
Year ended October 31, 2004                   0.88%          81.75%
Year ended October 31, 2005                   0.90%          63.95%
Six months ended April 30, 2006
 (unaudited)                                  0.91%          31.02%
-------------------------------------------------------------------

(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Intermediate Duration Fixed Income Portfolio commenced operations on
    January 24, 2001.
    High Yield Fixed Income Portfolio commenced operations on November 18, 2005. Value Portfolio commenced operations on May 7, 2004.
    Growth Portfolio commenced operations on May 7, 2004.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.09%, 0.12%, 0.05%, 0.05% and 0.04% for Intermediate Duration Fixed Income Portfolio, Core Plus Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio, respectively.

See notes to financial statements.

                                                 HSBC INVESTOR PORTFOLIOS    100

--------------------------------------------------------------------------------
 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED)

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following master funds (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                            SHORT NAME
---------                                            ----------
HSBC Investor Intermediate Duration Fixed            Intermediate Duration Fixed Income
  Income Portfolio (formerly the HSBC Investor       Portfolio
  Limited Maturity Portfolio)

HSBC Investor Core Plus Fixed Income Portfolio       Core Plus Fixed Income Portfolio
  (formerly the HSBC Investor Fixed Income
  Portfolio)

HSBC Investor High Yield Fixed Income Portfolio      High Yield Fixed Income Portfolio

HSBC Investor Growth Portfolio                       Growth Portfolio

HSBC Investor Value Portfolio                        Value Portfolio

HSBC Investor International Equity Portfolio         International Equity Portfolio

HSBC Investor Small Cap Equity Portfolio             Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolio Trust's organizational documents, the Portfolios' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction

101    HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities. When the International Equity Portfolio uses fair value pricing, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        During the period, security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

                                                 HSBC INVESTOR PORTFOLIOS    102

--------------------------------------------------------------------------------
 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Core Plus Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment manager based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2006, the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.03% of net assets, as follows:

                                                ACQUISITION   ACQUISITION   PRINCIPAL
SECURITY NAME                                      DATE         COST($)     AMOUNT($)   VALUE($)
-------------                                      ----         -------     ---------   --------
FHA Weyerhauser, 7.43%, 1/1/24................   3/28/2002       32,498       34,389     34,389

    SECURITY LOANS:

        To generate additional income, the Portfolios may lend portfolio securities in amounts up to 33 1/3%, except for Small Cap Equity Portfolio, which may lend up to 30%, of its respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value of the loaned securities. HSBC Bank USA ('HSBC Bank'), an affiliate of the Investment Adviser (defined below), acts as the securities lending agent for this activity. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC Bank to be of good standing and creditworthy under guidelines approved by the Board of Trustees and when, in the judgement of HSBC Bank, the amounts that can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time and are, therefore, not considered to be illiquid investments. As of April 30, 2006, the Portfolios did not have any securities on loan.

    LINE OF CREDIT:

        The Portfolios may borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period ended April 30, 2006, the details of the borrowings were as follows (based on actual number of days on which the respective Portfolios borrowed monies):

                                                             AVERAGE AMOUNT      AVERAGE
FUND                                                          OUTSTANDING     INTEREST RATE
----                                                          -----------     -------------
Core Plus Fixed Income Portfolio...........................    $7,732,592         4.60%

103    HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    EXPENSE ALLOCATIONS:

        Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all series within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Waddell & Reed Investment Management Company, NWQ Investment Management Co., LLC, AllianceBernstein Investment Research and Management, and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the Growth Portfolio, Value Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Intermediate Duration Fixed Income Portfolio's average daily net assets and 0.60% of the High Yield Fixed Income Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

                                                 HSBC INVESTOR PORTFOLIOS    104

--------------------------------------------------------------------------------
 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $500 million..........................................   0.525%
In excess of $500 million but not exceeding $1 billion......   0.475%
In excess of $1 billion.....................................   0.425%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $10 million...........................................   1.015%
In excess of $10 million but not exceeding $25 million......   0.925%
In excess of $25 million but not exceeding $50 million......    0.79%
In excess of $50 million but not exceeding $100 million.....    0.70%
In excess of $100 million...................................    0.61%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        HSBC serves the Portfolios as Administrator. Under the terms of the administration agreement, HSBC receives from the Portfolios fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds; however the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to BISYS is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

        Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Portfolio Trust's sub-administrator subject to the general supervision of the Portfolio Trust's Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points), which is retained by HSBC.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

        Under a Compliance Services Agreement between the Portfolios' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $117,433 for the period ended April 30, 2006, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as 'Compliance Service'. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

105    HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, from each Portfolio accrued daily and paid monthly.

        HSBC Bank serves as custodian to the Portfolios. Investor's Bank & Trust Company ('IBT') serves as custodian for the High Yield Fixed Income Portfolio and for the foreign assets of all Portfolios. Compensation paid to HSBC Bank and IBT for services to the Portfolios as custodian is presented in the Statements of Operations as custodian fees.

        Each of the six non-interested Trustees are compensated with a $24,000 annual Board retainer, as well as a $1,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

    OTHER:

        For its services as securities lending agent, HSBC Bank (see note
    2 -- Security Loans) receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Portfolios. Income from securities lending, net of related expenses, is recorded as earned by the Portfolios. The fees collected by HSBC Bank for the period ended April 30, 2006 were:

PORTFOLIO                                                       FEE
---------                                                       ---
Intermediate Duration Fixed Income Portfolio................   $  161
Core Plus Fixed Income Portfolio............................      940
Growth Portfolio............................................       38
Value Fund Portfolio........................................      188
Small Cap Equity Portfolio..................................    7,966

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the period ended April 30, 2006, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

4.  INVESTMENT TRANSACTIONS:

        For the period ended April 30, 2006, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                       PURCHASES           SALES         PURCHASES       SALES
                                    (EXCLUDING U.S.   (EXCLUDING U.S.     OF U.S.       OF U.S.
PORTFOLIO NAME                        GOVERNMENT)       GOVERNMENT)     GOVERNMENT    GOVERNMENT
--------------                        -----------       -----------     ----------    ----------
Intermediate Duration Fixed Income
  Portfolio.......................    $18,980,122      $ 26,046,165     $10,635,614   $13,580,774
Core Plus Fixed Income
  Portfolio.......................     96,558,425       108,148,784      53,046,523    55,825,407
High Yield Fixed Income
  Portfolio.......................      8,661,436           460,125              --            --
Growth Portfolio..................     21,737,014        18,902,135              --            --
Value Portfolio...................      5,195,941         6,171,912              --            --
International Equity Portfolio....     46,727,645        37,687,328              --            --
Small Cap Equity Portfolio........     71,494,223        95,269,342              --            --

                                                 HSBC INVESTOR PORTFOLIOS    106

--------------------------------------------------------------------------------
 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

5.  FEDERAL INCOME TAX INFORMATION:

        As of April 30, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                   NET UNREALIZED
                                                 TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
PORTFOLIO NAME                      TAX COST      APPRECIATION     DEPRECIATION    (DEPRECIATION)
--------------                      --------      ------------     ------------    --------------
Intermediate Duration Fixed
  Income Portfolio..............  $ 23,555,072    $    17,465      $  (363,987)     $  (346,522)
Core Plus Fixed Income
  Portfolio.....................   120,194,657        165,198       (1,911,762)      (1,746,564)
High Yield Fixed Income
  Portfolio.....................    10,831,581        191,438          (35,181)         156,257
Growth Portfolio................    50,665,009      8,014,230         (863,821)       7,150,409
Value Portfolio.................    49,869,239     13,159,409       (1,359,011)      11,800,398
International Equity
  Portfolio.....................   213,186,293     92,595,218       (1,828,218)      90,767,000
Small Cap Equity Portfolio......   187,367,893     60,814,195       (2,926,626)      57,887,569

107    HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

              INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED) -- APRIL 30, 2006

        The Board of Trustees (the 'Board of Trustees') of the HSBC Investor Trust, HSBC Advisor Trust and HSBC Portfolio Trust (collectively, the 'Trusts'), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the 'Existing Funds') at an in-person meeting held on December 12, 2005. For the HSBC Investor High Yield Fixed Income Fund and HSBC Investor High Yield Fixed Income Portfolio (the 'High Yield Funds') the Board of Trustees reviewed and approved the initial investment advisory agreement on June 13, 2005 (the Existing Funds and High Yield Funds are collectively referred to as the 'Funds' and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the 'Agreements').

        In determining whether it was appropriate to approve the Agreements for the Funds, the Board of Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided for each Fund, the Board of Trustees determined that the relevant Agreement is consistent with the best interests of the Funds and their shareholders, and enables the Funds to receive high quality services at a cost that is appropriate and reasonable. The Board of Trustees made these determinations on the basis of the following considerations, among others:

        - Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser (and, as applicable to the Equity Funds, the sub-advisers), in light of the high quality services provided to the Funds, and each Fund's historic performance. In the case of the High Yield Funds, the Board of Trustees considered the historical performance and experience of the management team in managing other mutual funds having similar investment objectives. For the High Yield Funds and other Fixed Income Funds, the Board also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Board of Trustees also considered the general and administrative and marketing services provided to the Funds by the Adviser. With respect to the Equity Funds, the Board considered the capabilities and performance of the Adviser's Multimanager unit. The Board of Trustees also considered the sufficiency of the Adviser's capabilities and oversight for both internally managed Funds as well as the sub-advised Equity Funds. The Board of Trustees further considered the Adviser's and Sub-Advisers' ability to obtain best execution on portfolio transactions.

        - Investment Performance of the Funds, Adviser and Sub-Advisers. The Board of Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Board of Trustees also considered the Equity Funds' sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. With respect to the High Yield Funds, the Trustees considered the various measurements of investment performance provided with respect to the high yield team, and the significant achievements by the team in its management of high-yield products.

        - Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. For the Equity Funds, the Board of Trustees concluded that the combined advisory fees payable to the Adviser and each of the Equity Fund's Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

        - Other Relevant Considerations. The Board of Trustees considered the Adviser's and Sub-Adviser's representations regarding staffing and capabilities to manage the Funds. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

                                                 HSBC INVESTOR PORTFOLIOS    108

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                                     EXPENSE PAID
                                      BEGINNING        ENDING           DURING           EXPENSE RATIO
                                    ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*          DURING PERIOD
                                       11/1/05         4/30/06      11/1/05-4/30/06    11/1/05 - 4/30/06
                                       -------         -------      ---------------    -----------------
Intermediate Duration Fixed Income
  Portfolio                           $1,000.00       $1,008.80         $  3.84                0.77%
Core Plus Fixed Income Portfolio       1,000.00        1,008.80            3.14                0.63%
High Yield Fixed Income
  Portfolio**                          1,000.00        1,046.80            8.51                1.84%
Growth Portfolio                       1,000.00        1,083.20            3.56                0.69%
Value Portfolio                        1,000.00        1,135.80            3.81                0.72%
International Equity Portfolio         1,000.00        1,281.20            4.86                0.86%
Small Cap Equity Portfolio             1,000.00        1,210.60            4.99                0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios and rates of return for the period from November 18, 2005 to April 30, 2006.

109    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

         TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     EXPENSE PAID
                                      BEGINNING        ENDING           DURING         EXPENSE RATIO
                                    ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                       11/1/05         4/30/06      11/1/05-4/30/06   11/1/05-4/30/06
                                       -------         -------      ---------------   ---------------
Intermediate Duration Fixed Income
  Portfolio                           $1,000.00       $1,020.98         $  3.86              0.77%
Core Plus Fixed Income Portfolio       1,000.00        1,021.67            3.16              0.63%
High Yield Fixed Income
  Portfolio**                          1,000.00        1,015.62            9.25              1.84%
Growth Portfolio                       1,000.00        1,021.37            3.46              0.69%
Value Portfolio                        1,000.00        1,021.22            3.61              0.72%
International Equity Portfolio         1,000.00        1,020.53            4.31              0.86%
Small Cap Equity Portfolio             1,000.00        1,020.28            4.56              0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios for the period from November 18, 2005 to April 30, 2006 and has been annualized to reflect values for the period November 1, 2005 to April 30, 2006.

                                            HSBC INVESTOR FAMILY OF FUNDS    110

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the Security and Exchange Commission's website at http://www.sec.gov.

    Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HSBC Investor Family of Funds:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

  HSBC Growth and Income Fund
  TransAmerica Investment Management, LLC
  1150 S. Olive Street, Suite 2700
  Los Angeles, CA 90015

  HSBC Investor Mid-Cap Fund
  Munder Capital Management
  Munder Capital Center
  480 Pierce Street
  Birmingham, MI 48009-6063

  HSBC Investor Growth Portfolio
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  Overland Park, KS 66202

  HSBC Investor Value Portfolio
  NWQ Investment Management Co., LLC
  2049 Century Park East, 4th Floor
  Los Angeles, CA 90067

  HSBC Investor International Equity Portfolio
  AllianceBernstein Investment Research and Management
  1345 Avenue of the Americas, 39th Floor
  New York, NY 10105

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management, LLC
  One Financial Center
  Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA, N.A. and
  HSBC Brokerage (USA) Inc. Clients
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845 Columbus, OH 43218-2845
  1-800-782-8183

TRANSFER AGENT,
DISTRIBUTOR AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Custodians

  HSBC Investor Intermediate Duration Fixed Income Portfolio
  HSBC Investor Core Plus Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Growth Portfolio
  HSBC Investor Value Portfolio
  HSBC Investor Growth and Income Fund
  HSBC Investor Mid-Cap Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018

  HSBC High Yield Fixed Income Portfolio
  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street - 16th Floor
  Boston, MA 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

Legal Counsel
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0008                                                                 06/06


                          STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'
The dagger symbol shall be expressed as.....................................'D'

                    Semi-Annual Report

                                            HSBC Investor Family of Funds

                                            April 30, 2006


                                            HSBC Investor Money Market Fund

                                            HSBC Investor U.S. Government
                                            Money Market Fund
[COLOR GRAPHIC]
                                            HSBC Investor Tax-Free
                                            Money Market Fund

                                            HSBC Investor New York Tax-Free
                                            Money Market Fund

                                            HSBC Investor U.S. Treasury
                                            Money Market fund

                                            HSBC Investor California Tax-Free
                                            Money Market Fund

                        [HSBC LOGO]

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

HSBC Investor Family of Funds
Semi Annual Report - April 30, 2006

Chairman's Message                                                             1
Commentary From the Investment Manager                                         2
Portfolio Reviews                                                              3
Schedule of Portfolio Investments
   HSBC Investor Money Market Fund                                            10
   HSBC Investor U.S. Government Money Market Fund                            12
   HSBC Investor Tax-Free Money Market Fund                                   13
   HSBC Investor New York Tax-Free Money Market Fund                          15
   HSBC Investor U.S. Treasury Money Market Fund                              17
   HSBC Investor California Tax-Free Money Market Fund                        18
Statements of Assets and Liabilities                                          20
Statements of Operations                                                      22
Statements of Changes in Net Assets                                           24
Financial Highlights                                                          30
Notes to Financial Statements                                                 36
Investment Adviser Contract Approval                                          42
Table of Shareholder Expenses                                                 43

                     This page intentionally left blank.

--------------------------------------------------------------------------------
                                                              Chairman's Message
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

The phrase, "disinterested trustees" is an important one in the mutual fund industry, although it could easily conjure up the image of a bunch of board people sitting around rubber stamping management decisions. The term actually means "independent of management" and denotes not a lack of interest but loyalty to the shareholders in supporting their vested interest in the funds.

To help the trustees monitor all fund activities, the advisors, sub-advisors and administrators must provide timely and accurate information. The independent trustees then interpret all the data they receive, giving special attention to expenses, performance and compliance.

To perform the tasks of monitoring and decision-making, the board has created various committees:

o    Audit

     The Audit Committee is composed entirely of independent trustees. The Chair is designated as the Audit Committee Financial Expert and has the required professional qualifications and experience. The Committee meets quarterly to receive reports from management on financial matters of the Funds, as well as those relating to internal controls and compliance with established policies and procedures of the Funds and with pertinent laws and regulations. At each meeting the Committee holds separate executive sessions with the Funds' Treasurer, Chief Compliance Officer and Independent Auditors.

o    Nominating and Governance

     The Nominating and Governance Committee meets when it is necessary to select new trustees. At this time, the committee establishes what can be called the "job description" for an independent trustee and then solicits nominations. This committee also deals with such issues as ongoing trustee education, board responsibilities, compensation and leadership development.

o    Valuation

     The Valuation Committee is responsible for overseeing established procedures in determining the appropriate value of the securities held by the individual HSBC Investor Funds and the net asset value per share of each of the funds in the HSBC complex. Working with management, auditors and, especially, the Funds' Chief Compliance Officer, this committee is a watchdog against any aberration in pricing or breach of regulations. The committee's job is not to establish price but to determine and oversee implementation of best practice.

The committee structure allows board members to focus on specific issues so that when the full board meets it has the information it needs to make decisions on behalf of the shareholders, creating efficiency in governance.

The independent trustees and all of the members of fund management wish to take this opportunity to thank you for your continued confidence in the HSBC Investor Funds. As always, should you have any questions or comments, please feel free to contact me.

Yours truly,

LARRY M. ROBBINS
Larry M. Robbins, Chairman, HSBC Investor Funds


                                             HSBC INVESTOR FAMILY OF FUNDS     1

--------------------------------------------------------------------------------
Commentary From the Investment Manager
--------------------------------------------------------------------------------

HSBC Investments (USA) Inc.

U.S. Economic Review

The U.S. economy expanded at a solid pace during the six-month period between November 1, 2005 and April 30, 2006. Gross domestic product grew at a relatively slow rate during the final two months of 2005, as the economy absorbed the effects of the summer's Gulf Coast hurricanes, but expanded quickly during the first four months of 2006. Strong business spending helped the economy shrug off the negative effects of rising interest rates and high prices on energy and commodities.

Powerful global economic growth contributed to high oil prices, as demand for fuel outstripped supply. A mild winter in the eastern U.S. allowed inventories of heating oil and natural gas to increase. But burgeoning demand from China and concerns that militant activity in Nigeria and nuclear tensions with Iran could disrupt global oil supplies more than offset the effect of higher inventories.

Strong global growth also pushed up prices of other commodities. Gold prices approached $600 an ounce, copper and aluminum traded near their all-time highs, and silver hit its highest level in many decades. Agricultural products also rose in price. In particular, a new push toward crops that could be used to make ethanol raised the prices of sugar and corn.

That environment caused concerns about the potential for higher inflation, despite the fact that strong productivity gains to that point had allowed the economy to absorb higher energy and commodity prices without a significant increase in inflation. The Federal Reserve Board attempted to forestall higher prices by raising interest rates continually during this period, bringing its target short-term rate to 4.75% as of April 30. The Federal Reserve Board (the "Fed") installed a new chairman during this period, as Ben Bernanke succeeded long-time chairman Alan Greenspan.

The Feds interest-rate increases caused yields on short-term bonds to rise. Meanwhile, yields on long-term bonds generally were stable. The bond market briefly experienced an inverted yield curve--an environment in which short-term bonds offer higher yields than long-term bonds--which historically has been a harbinger of recession. The yield curve quickly flattened, however, easing concerns about future economic weakness.

Some observers worried that higher interest rates would lead to a significant decline in the housing market, potentially imperiling consumer spending. Healthy employment reports and increased wage growth helped relieve those fears, however.

Market Review

Stocks generated strong returns for the six-month period. The S&P 500 gained 9.64%, while the Russell 2000 Index of small-cap stocks climbed 18.91%.

Strong corporate earnings and healthy corporate balance sheets helped fuel the stock-market rally. U.S. corporations used their large cash holdings to add value for shareholders in the form of stock buybacks and higher dividend payouts. Merger and acquisition activity also picked up considerably and contributed to stock gains.

Strong global economic growth boosted the returns of stocks in a number of sectors. Shares of industrial firms benefited as the powerful worldwide expansion increased demand for heavy equipment, airplanes and other items; meanwhile, a number of industrial stocks also got a boost from strong defense spending. Materials firms saw their profits increase dramatically as commodity prices climbed, and stocks in that sector posted strong gains. Likewise, shares of energy firms benefited from the high prices of oil and gas. Financial stocks posted good returns despite rising interest rates.

Consumer-oriented stocks generally lagged the broad market, as investors worried about the effects higher interest rates and energy prices would have on consumer spending. Health-care shares were held back by troubles at several large pharmaceuticals firms, while technology stocks produced mixed results.

Strong returns from value-oriented sectors such as energy and commodities, coupled with relatively weak returns from growth sectors such as health care and technology, helped value indices continue a long run of market leadership. Small- and mid-cap stocks significantly outperformed larger shares, also continuing a long-standing trend. Foreign stocks out-gained the U.S. market by a wide margin, with emerging-markets stocks leading the way on the strength of burgeoning emerging economies and surging demand for natural resources.

2     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)

by Thomas Riordan
Senior Fixed Income Portfolio Manager

                                               Moody's has assigned an "Aaa"
                                               rating to the HSBC Investor
                                                   Money Market Fund.(1)

Investment Concerns
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The first quarter of 2006 came to a close with another increase in the target federal funds rate to 4.75%. It was the fifteenth consecutive 25 basis point (0.25%) increase in the federal funds rate since the tightening cycle began in June 2004. Despite 375 basis points (3.75%) of tightening, the economy continues to expand at a healthy rate. Fourth quarter Gross Domestic Product(2) ("GDP") was initially estimated to have grown at a disappointing 1.1% annual rate. This was later revised upwards to a 1.7% rate. First quarter GDP rebounded and was estimated to have grown at a 4.8% annual rate, offsetting the prior quarter's sluggish growth. This was the fastest growth rate in two years.

The Consumer Price Index(2) ("CPI") and the Producer Price Index(2) ("PPI") data released during the past 6 months suggested an emerging inflationary threat. Measured on a year over year basis, PPI was approximately 1.7% while CPI increased in excess of 2%. With the new Federal Reserve chairman, Ben Bernanke explicitly targeting an inflation comfort zone of between 1% and 2%, market participant's expectations have shifted to the likelihood of more rate increases. The rise in commodity prices has also added to the specter of an increase in the rate of inflation. Global growth creating increased demand for various metals and turmoil in several oil producing countries are two the reasons for the increase. Gold has traded above $700 an ounce and oil has traded over $70 per barrel. The question remains as to whether oil prices act as more of a tax on economic growth or whether it is a harbinger of future inflation. That will depend on producer's ability to pass along price increases of their goods.

The housing market, which had been a source of strength in the economy for the past few years, has become an area of concern. Significant evidence of a slowdown in both new and existing home sales has raised concerns about the carry over effect on the wider economy. Low interest rates, which helped drive the housing boom, have largely run its course. Consumers who were able to draw significant spending power from mortgage refinancing and equity extraction from their home's value may lose the ability to drive the economy through spending.

Trading activity the past 6 months continues to be centered primarily in the purchase of A1+/P1 or A1/P1 commercial paper in the 30 to 90 day range. Additionally, we bought Variable Rate Notes ("VRN") that are indexed to either Prime or Libor(3) and offer incremental yield pick-up over shorter dated paper. We believe it is likely that the Fed will continue to raise the target federal funds rate; we look to add to both our VRN and short dated securities position.

As we progress through 2006, the short-term market is awakening to the possibility that long dormant inflationary pressures are likely to increase. This increases the odds of future hikes in the target federal funds rate. While many market participants expect economic growth to slow in 2006, this may not be enough to prevent an increase in inflation, and may in turn force the Federal Open Market Committee to raise federal funds more than previously expected. We will therefore maintain a short weighted average maturity in anticipation of higher rates. Of course, this strategy is subject to the change should there be a change in economic conditions.*

*Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
Fund Performance                                           Average Annual Total Return (%)                                  Yield(4)
------------------------------------------------------------------------------------------------------------------------------------
As of April 30, 2006                 Inception                Six               1            5              Since           7-Day
                                        Date                 Month'D'          Year         Year          Inception         Average
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares                       11/13/98                 1.87             3.26         1.69             2.83             4.15
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares**                      4/4/01                 -2.43            -1.35         1.13             1.17             3.55
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares***                    3/23/01                  0.57             1.64         1.15             1.20             3.55
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares                        4/1/99                  1.94             3.41         1.84             2.88             4.30
------------------------------------------------------------------------------------------------------------------------------------
Class I Shares                        1/9/02                  2.13             3.81          --              2.02             4.68
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                       11/12/98                 2.07             3.67         2.10             3.23             4.55
------------------------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Average(5)    --                    1.74             3.03         1.50             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

'D' Aggregate return.

**  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

*** Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The "Aaa" money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody's rating represents an opinion only, not a recommendation to buy or sell.

(2) The Consumer Price Index ("CPI") is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation." Producer Price Index ("PPI") is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller. The Gross Domestic Product ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

(3) The London Inter-Bank Offer Rate ("LIBOR") is the interest rate that the largest international banks charge each other for loans.

(4) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(5) The Lipper Money Market Funds Average is an average of managed funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

                                             HSBC INVESTOR FAMILY OF FUNDS     3

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor U.S. Government Money Market Fund
(Class A Shares, B Shares, D Shares, I Shares and Y Shares)

by Thomas Riordan
Senior Fixed Income Portfolio Manager

Investment Concerns
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

The first quarter of 2006 came to a close with another increase in the target federal funds rate to 4.75%. It was the fifteenth consecutive 25 basis point (0.25%) increase in the federal funds rate since the tightening cycle began in June 2004. Despite 375 basis points (3.75%) of tightening, the economy continues to expand at a healthy rate. Fourth quarter Gross Domestic Product(3) ("GDP") was initially estimated to have grown at a disappointing 1.1% annual rate. This was later revised upwards to a 1.7% rate. First quarter GDP rebounded and was estimated to have grown at a 4.8% annual rate, offsetting the prior quarter's sluggish growth. This was the fastest growth rate in two years.

The Consumer Price Index(3) ("CPI") and the Producer Price Index(3) ("PPI") data released during the past 6 months suggested an emerging inflationary threat. Measured on a year over year basis, PPI was approximately 1.7% while CPI increased in excess of 2%. With the new Federal Reserve chairman, Ben Bernanke explicitly targeting an inflation comfort zone of between 1% and 2%, market participant's expectations have shifted to the likelihood of more rate increases. The rise in commodity prices has also added to the specter of an increase in the rate of inflation. Global growth creating increased demand for various metals and turmoil in several oil producing countries are two the reasons for the increase. Gold has traded above $700 an ounce and oil has traded over $70 per barrel. The question remains as to whether oil prices act as more of a tax on economic growth or whether it is a harbinger of future inflation. That will depend on producer's ability to pass along price increases of their goods.

The housing market, which had been a source of strength in the economy for the past few years, has become an area of concern. Significant evidence of a slowdown in both new and existing home sales has raised concerns about the carry over effect on the wider economy. Low interest rates, which helped drive the housing boom, have largely run its course. Consumers who were able to draw significant spending power from mortgage refinancing and equity extraction from their home's value may lose the ability to drive the economy through spending.

Trading activity the past 6 months continues to be centered primarily in the purchase of Federal Home Loan Bank and Federal Farm Credit Bank discount notes in the 30 to 90 day range when the securities provide incremental yield over overnight repurchase agreements. Additionally, we bought Variable Rate Notes ("VRN") that are indexed to either Prime or Libor(4) and offer incremental yield pick-up over shorter dated paper. As it is likely that the Fed will continue to raise the target federal funds rate, we look to add to both our VRN and short dated securities position.

As we progress through 2006, the short-term market is awakening to the possibility that long dormant inflationary pressures are likely to increase. This increases the odds of future hikes in the target federal funds rate. While many market participants expect economic growth to slow in 2006, this may not be enough to prevent an increase in inflation, and may in turn force the Federal Open Market Committee to raise federal funds more than previously expected. We will therefore maintain a short weighted average maturity in anticipation of higher rates. Of course, this strategy is subject to the change should there be a change in economic conditions.

*Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
Fund Performance                                           Average Annual Total Return (%)                                  Yield(2)
------------------------------------------------------------------------------------------------------------------------------------
As of April 30, 2006                 Inception            Six             1          5            10          Since         7-Day
                                       Date              Month'D'       Year       Year          Year       Inception      Average
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares                        5/3/90               1.84         3.19       1.56          3.21         3.75           4.04
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares**                     9/11/98              -2.09        -0.81       1.21           --          2.29           4.02
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares                        4/1/99               1.91         3.34       1.71           --          2.71           4.19
------------------------------------------------------------------------------------------------------------------------------------
Class I Shares***                   12/24/03               --            --         --            --          0.76            --
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                        7/1/96              2.04          3.60       1.96           --          3.55           4.44
------------------------------------------------------------------------------------------------------------------------------------
Lipper U.S. Government
   Money Market Funds Average(1)         --               1.79          3.11       1.55          3.31         N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

'D' Aggregate return.

**  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

*** Class I Shares were operational during a portion of the periods presented.
    Amounts reflect performance for the period of the time the class had operations, which was 89 days and 10 days during the year ended October 31, 2005 and 2004, respectively.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper U.S. Government Money Market Funds Average is an average of managed funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The Consumer Price Index ("CPI") is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation." Producer Price Index ("PPI") is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller. The Gross Domestic Product ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

(4) The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.


4     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Tax-Free Money Market Fund
(Class A Shares, D Shares, I Shares and Y Shares)

by Robert Lee
Fixed Income Portfolio Manager

Investment Concerns
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

Following in Alan Greenspan's footsteps, new Federal Reserve chairman Ben Bernanke continued the course of "measured" monetary tightening set by his predecessor and hiked the federal funds target rate 25 basis points (0.25%) to 4.75% in the March 28 Federal Open Market Committee ("FOMC") meeting. The accompanying statement was identical to the one released at the previous meeting, which basically reiterated their view that inflation was contained, but tighter resource utilization and higher energy and commodity prices could potentially get passed along to consumers. The FOMC concluded that some further policy firming was probably needed, but will be dependent on incoming data. Minutes from the meeting released in April revealed many committee members believe that the end of the tightening process was near, but at the same time were concerned about the time lag for economic impact. Overtightening could lead to the economy cooling more than desired, as the housing markets could weaken significantly and leave consumers with less wealth to spend, and ultimately lead to cutting back of business capital expenditures. We believe that a 25 basis point (0.25%) increase at the next meeting on May 10 is already a foregone conclusion according to the futures markets. However as of April 30, we also believe that a follow-up hike of 25 basis points (0.25%) in June has only a 31% likelihood of happening.

Yields in the short-term municipal market rose to levels not seen since 2001, as rates in this sector increased along with Fed tightenings. The curve during the six month period has been generally upward sloping, with an inversion at the end of April due to seasonal tax pressures. The BMA index of weekly variable rate demand notes began with a 2.61% at the beginning of November and climbed steadily to a 3.80% at April month end, while one-year notes rose from 3% to 3.59% for the same period.

The credit outlook for most states continues to improve, as treasuries collected increasingly strong tax revenues, notably from much higher corporate income taxes. This trend will continue over the near term until the economy slows. Tax-supported debt grew at the slowest rate in the last three years. For the first quarter in 2006, 583 issuers saw their rating improve and 39 had theirs reduced. In the New Orleans Louisiana area, 29 out of 51 municipalities placed on review after Hurricane Katrina's devastation had ratings cut by Moody's(3). New Orlean's rating was cut to junk status in November. Puerto Rico's rating may be reduced by S&P to near junk due to chronic budget deficits and increasing reliance on borrowing to balance the budget. The commonwealth's fiscal problems are compounded by political divisions in the legislature over reforms. The credit outlook for most states continues to improve, as treasuries collected increasingly strong tax revenues, notably from much higher corporate income taxes. We believe this trend should continue over the near term until the economy slows. New York State got a rating boost from Moody's in December, from A1 to Aa3, the highest in 30 years. The state estimates a $2 billion surplus to end the fiscal year. Meanwhile, New York City is projecting a $4.5 billion surplus, despite a three-day transit strike back in December that is estimated to have cost the city's economy $1 billion.

In a rising interest environment, the Fund overweighted variable rate demand notes to maintain a short weighted average maturity, which at the end of April was 12 days. The Fund will continue to keep a short weighted average maturity to the point where there is a clearer indication on when the end of the Fed hikes are near. In our opinion this could happen at the June 29 or August 8 meetings. At that point, the Fund will look to extend out the yield curve and attempt to lock in higher yields.*

*Portfolio composition is subject to change.


------------------------------------------------------------------------------------------------------------------------------------
Fund Performance                                                 Average Annual Total Return (%)                            Yield(2)
------------------------------------------------------------------------------------------------------------------------------------
As of April 30, 2006                                 Inception            Six                  1               Since          7-Day
                                                       Date              Month'D'             Year           Inception       Average
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares**                                      8/27/04             0.05                 --              0.06             --
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares                                        8/24/04             1.23                2.14             1.82            3.05
------------------------------------------------------------------------------------------------------------------------------------
Class I Shares***                                     6/25/04              --                 0.15             0.15             --
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                                         6/8/04             1.35                2.39             1.96            3.30
------------------------------------------------------------------------------------------------------------------------------------
Lipper Tax-Exempt Money Market Funds Average(1)         --                1.18                2.10             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

'D' Aggregate return.

** Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 5 days during the year ended October 31, 2004, and 6 days during the six months ended April 30, 2006.

*** Class I shares were operational during a portion of the periods presented.
    Amounts reflect performance for the period of the time the class had operations, which was 27 and 40 days during the year ended October 31, 2005 and 2004.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper Tax-Exempt Money Market Funds Average is an averaga of mutual funds that invests in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. Intend to keep constant net asset value. exempt from taxation in New York, with dollar-weighted average maturities of five to ten years. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) Moody's or Standard & Poor's Ratings represent an opinion only, not a recommendation to buy or sell.

                                             HSBC INVESTOR FAMILY OF FUNDS     5

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor New York Tax-Free Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares and Y Shares)

by Robert Lee
Fixed Income Portfolio Manager

Investment Concerns
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

Following in Alan Greenspan's footsteps, new Federal Reserve chairman Ben Bernanke continued the course of "measured" monetary tightening set by his predecessor and hiked the federal funds target rate 25 basis points (0.25%) to 4.75% in the March 28 Federal Open Market Committee ("FOMC") meeting. The accompanying statement was identical to the one released at the previous meeting, which basically reiterated their view that inflation was contained, but tighter resource utilization and higher energy and commodity prices could potentially get passed along to consumers. The FOMC concluded that some further policy firming was probably needed, but will be dependent on incoming data. Minutes from the meeting released in April revealed many committee members believe that the end of the tightening process was near, but at the same time were concerned about the time lag for economic impact. Overtightening could lead to the economy cooling more than desired, as the housing markets could weaken significantly a nd leave consumers with less wealth to spend, and ultimately lead to cutting back of business capital expenditures. We believe that a 25 basis point (0.25%) increase at the next meeting on May 10 is already a foregone conclusion according to the futures markets. However as of April 30, we also believe that a follow-up hike of 25 basis points (0.25%) in June has only a 31% likelihood of happening.

Yields in the short-term municipal market rose to levels not seen since 2001, as rates in this sector increased along with Fed tightenings. The curve during the six month period has been generally upward sloping, with an inversion at the end of April due to seasonal tax pressures. The BMA index of weekly variable rate demand notes began at 2.61% in the beginning of November and climbed steadily to 3.80% at April month end, while one-year notes rose from 3% to 3.59% for the same period.

The credit outlook for most states continues to improve, as treasuries collected increasingly strong tax revenues, notably from much higher corporate income taxes. We believe this trend should continue over the near term until the economy slows. New York State got a rating boost from Moody's(3) in December, from A1 to Aa3, the highest in 30 years. The state estimates a $2 billion surplus to end the fiscal year. Meanwhile, New York City is projecting a $4.5 billion surplus, despite a three-day transit strike back in December that is estimated to have cost the city's economy $1 billion.

In a rising interest environment, the Fund overweighted variable rate demand notes to maintain a short weighted average maturity, which at the end of April was 16 days. The Fund will continue to keep a short weighted average maturity to the point where there is a clearer indication on when the end of the Fed hikes are near. In our opinion this could happen at the June 29 or August 8 meetings. At that point, the Fund will look to extend out the yield curve and attempt to lock in higher yields.

*Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
Fund Performance                                                 Average Annual Total Return (%)                           Yield(2)
------------------------------------------------------------------------------------------------------------------------------------
As of April 30, 2006                               Inception         Six        1           5        10         Since       7-Day
                                                     Date          Month'D'    Year       Year      Year      Inception    Average
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                     11/17/94          1.18      2.09       1.05      1.98        2.15         2.90
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares**                                    4/29/98         -3.12     -2.52       0.47       --         0.53         2.31
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares***                                   3/19/01           --        --         --        --         0.24         2.60
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares                                      4/1/99           1.26      2.25       1.20       --         1.77         3.06
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                                      7/1/96           1.39      2.50       1.46       --         2.32         3.31
------------------------------------------------------------------------------------------------------------------------------------
Lipper New York Tax-Exempt Money
   Market Funds Average1                             --              1.23      2.20       1.17      2.09        N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

'D' Aggregate return.

**  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

*** Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
    Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 81 days during the year ended October 31, 2004 and the years ended October 31, 2003, 2002, and 2001 (since inception).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper New York Tax-Exempt Money Market Funds Average is an average of managed funds that invest in municipal obligations of New York with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) Moody's or Standard & Poor's Ratings represent an opinion only, not a recommendation to buy or sell.

6     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor U.S. Treasury Money Market Fund
(Class A Shares, B Shares, D Shares, I Shares and Y Shares)

by Ruth Medina
Senior Fixed Income Portfolio Manager

                                             Standard & Poor's has assigned an
                                             "AAA" rating to the HSBC Investor
                                             U.S. Treasury Money Market Fund.(3)

Investment Concerns
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

The first quarter of 2006 saw the Fed increase its target for short-term interest rates by 25 basis points (0.25%), bringing the target to 4.75%, the fifteenth such increase since June 2004. The Fed, has raised rate at a "balanced" pace to contain inflationary pressures, as the economy continues to remain strong and grow as the business sector grew faster for the first quarter 2006 than the fourth quarter 2005, when it increased 0.2%.

The economy grew at an annual rate of 3% in the first quarter 2006 which has been the lowest since February 2001, according to data from the Labor Department. This has generated a strong year for hiring. For 2005, the economy showed solid growth just a bit slower than the beginning of 2006.

Trading activity for the past six months was centered primarily in the purchase of short dated Treasury bills, 6-month bills and the cash management bills when they are available. As an AAA rated Fund, our maximum weighted average maturity is 50 days.*

Our in house interest rate viewpoint believes that the Fed will continue to raise rates as they term a "balanced" pace, as inflation is still being monitored, and the economy continues to change over the next two quarters.

*Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
Fund Performance                                                 Average Annual Total Return (%)                          Yield(2)
------------------------------------------------------------------------------------------------------------------------------------
As of April 30, 2006                                  Inception           Six          1           3          Since         7-Day
                                                        Date            Month'D'      Year       Year       Inception      Average
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                        5/24/01             1.65        2.81       1.35          1.29          3.76
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares**                                      8/13/04            -2.66       -1.80        --          -0.18          3.15
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares                                        5/14/01             1.72        2.97       1.50          1.45          3.91
------------------------------------------------------------------------------------------------------------------------------------
Class I Shares***                                    12/30/03             1.98        3.44        --           1.72          4.39
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                                        5/11/01             1.85        3.23       1.75          1.71          4.16
------------------------------------------------------------------------------------------------------------------------------------
Lipper U.S. Treasury Money Market Funds Average(1)      --                1.72        2.98       1.44          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

'D' Aggregate return.

**  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

*** Class I Shares were operational during a portion of the periods presented.
    Amounts reflect performance for the period of the time the class had operations, which was 280 and 13 days during the year ended October 31, 2005 and 2004, respectively.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper U.S. Treasury Money Market Funds Average is an average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The "AAA" money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor's rating represent an opinion only, not a recommendation to buy or sell.

                                             HSBC INVESTOR FAMILY OF FUNDS     7

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor California Tax-Free Money Market Fund
(D Shares and Y Shares)

by Robert Lee
Fixed Income Portfolio Manager

Investment Concerns
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

Following in Alan Greenspan's footsteps, new Federal Reserve chairman Ben Bernanke continued the course of "measured" monetary tightening set by his predecessor and hiked the federal funds target rate 25 basis points (0.25%) to 4.75% in the March 28 Federal Open Market Committee ("FOMC") meeting. The accompanying statement was identical to the one released at the previous meeting, which basically reiterated their view that inflation was contained, but tighter resource utilization and higher energy and commodity prices could potentially get passed along to consumers. The FOMC concluded that some further policy firming was probably needed, but will be dependent on incoming data. Minutes from the meeting released in April revealed many committee members believe that the end of the tightening process was near, but at the same time were concerned about the time lag for economic impact. Overtightening could lead to the economy cooling more than desired, as the housing markets could weaken significantly a nd leave consumers with less wealth to spend, and ultimately lead to cutting back of business capital expenditures. We believe that a 25 basis point (0.25%) increase at the next meeting on May 10 is already a foregone conclusion according to the futures markets. However as of April 30, we also believe that a follow-up hike of 25 basis points (0.25%) in June has only a 31% likelihood of happening.

Yields in the short-term municipal market rose to levels not seen since 2001, as rates in this sector increased along with Fed tightenings. The curve during the six month period has been generally upward sloping, with an inversion at the end of April due to seasonal tax pressures. The BMA index of weekly variable rate demand notes began at 2.61% in the beginning of November and climbed steadily to 3.80% at April month end, while one-year notes rose from 3% to 3.59% for the same period.

The credit outlook for most states continues to improve, as treasuries collected increasingly strong tax revenues, notably from much higher corporate income taxes. This trend will continue over the near term until the economy slows. California's proposed 2007 budget projects reasonably higher revenues from personal and corporate income taxes, $5.5 billion more than the 2006 estimate. However, spending is estimated to grow 8.4% to cover education, Medicaid and infrastructure. Moody's(3) ranked California number one among all states with the highest gross debt at $476 billion in 2005.

In a rising interest environment, the Fund overweighted variable rate demand notes to maintain a short weighted average maturity, which at the end of April was 15 days. The Fund will continue to keep a short weighted average maturity to the point where there is a clearer indication on when the end of the Fed hikes are near. In our opinion, this could happen at the June 29 or August 8 meetings. At that point, the Fund will look to extend out the yield curve and attempt to lock in on higher yields.*

*Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
Fund Performance                                                 Average Annual Total Return (%)                           Yield(2)
------------------------------------------------------------------------------------------------------------------------------------
As of April 30, 2006                                            Inception        Six        1        3         Since        7-Day
                                                                   Date        Month'D'    Year     Year     Inception     Average
------------------------------------------------------------------------------------------------------------------------------------
Class D Shares                                                   6/17/02         1.24      2.23     1.23       1.14          2.91
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares                                                   7/18/02         1.36      2.49     1.48       1.41          3.16
------------------------------------------------------------------------------------------------------------------------------------
Lipper California Tax-Exempt Money Market Funds Average(1)        --             1.24      2.21     1.21       N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

'D'  Aggregate return.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper California Tax-Exempt Money Market Funds Average is an average of mutual funds that invests in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The mutual funds intend to keep constant net asset value which is exempt from taxation in California, with dollar-weighted average maturities of five to ten years. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) Moody's or Standard & Poor's Ratings represent an opinion only, not a recommendation to buy or sell.

8     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

                                                          Portfolio Composition*
                                                                  April 30, 2006
                                                                     (Unaudited)



--------------------------------------------------------------------------------
HSBC Investor Money Market Fund
--------------------------------------------------------------------------------
Investment Allocation                      Percentage of Investments at Value
--------------------------------------------------------------------------------
Commercial Paper                                          43.4%
--------------------------------------------------------------------------------
Corporate Bonds                                           27.6%
--------------------------------------------------------------------------------
Certificates of Deposit                                   19.8%
--------------------------------------------------------------------------------
Bank Notes                                                 4.9%
--------------------------------------------------------------------------------
Repurchase Agreements                                      4.3%
--------------------------------------------------------------------------------
Total                                                    100.0%
================================================================================



--------------------------------------------------------------------------------
HSBC Investor U.S. Government Money Market Fund
--------------------------------------------------------------------------------
Investment Allocation                      Percentage of Investments at Value
--------------------------------------------------------------------------------
U.S. Government Agencies                                  67.6%
--------------------------------------------------------------------------------
Repurchase Agreements                                     32.4%
--------------------------------------------------------------------------------
Total                                                    100.0%
================================================================================



--------------------------------------------------------------------------------
HSBC Investor Tax-Free Money Market Fund
--------------------------------------------------------------------------------
Investment Allocation                      Percentage of Investments at Value
--------------------------------------------------------------------------------
Variable Rate Notes                                       66.2%
--------------------------------------------------------------------------------
Commercial Paper                                          24.6%
--------------------------------------------------------------------------------
Municipal Bonds                                            6.6%
--------------------------------------------------------------------------------
Cash and Equivalents                                       2.6%
--------------------------------------------------------------------------------
Total                                                    100.0%
================================================================================



--------------------------------------------------------------------------------
HSBC Investor N.Y. Tax-Free Money Market Fund
--------------------------------------------------------------------------------
Investment Allocation                      Percentage of Investments at Value
--------------------------------------------------------------------------------
Variable Rate Notes                                       67.2%
--------------------------------------------------------------------------------
Tax Free Commercial Paper                                 22.3%
--------------------------------------------------------------------------------
Municipal Bonds                                            6.7%
--------------------------------------------------------------------------------
Cash and Equivalents                                       2.0%
--------------------------------------------------------------------------------
Annual Demand Notes                                        1.8%
--------------------------------------------------------------------------------
Total                                                    100.0%
================================================================================





--------------------------------------------------------------------------------
HSBC Investor U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Investment Allocation                      Percentage of Investments at Value
--------------------------------------------------------------------------------
U.S. Treasury Bills                                      100.0%
--------------------------------------------------------------------------------
Total                                                    100.0%
================================================================================





--------------------------------------------------------------------------------
HSBC Investor California Tax-Free Money
Market Fund
--------------------------------------------------------------------------------
Investment Allocation                      Percentage of Investments at Value
--------------------------------------------------------------------------------
Variable Rate Notes                                       76.6%
--------------------------------------------------------------------------------
Municipal Bonds                                           11.7%
--------------------------------------------------------------------------------
Tax Free Commercial Paper                                 10.8%
--------------------------------------------------------------------------------
Cash and Equivalents                                       0.9%
--------------------------------------------------------------------------------
Total                                                    100.0%
================================================================================

*Portfolio composition is subject to change.


                                             HSBC INVESTOR FAMILY OF FUNDS     9

--------------------------------------------------------------------------------
 HSBC INVESTOR MONEY MARKET FUND
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL
30, 2006 (UNAUDITED)

-----------------------------------------------------------------
 COMMERCIAL PAPER AND NOTES  - 45.4%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
BANKING  - 31.3%
ANZ National International Ltd.,
 4.62%, 5/2/06......................  100,000,000      99,987,319
Bank of America Corp., 5.00%,
 7/17/06............................   50,000,000      49,472,764
Barclays U.S. Funding Corp., 4.76%,
 5/15/06............................  100,000,000      99,816,444
BNP Paribas Finance, 4.78%,
 5/8/06.............................  145,084,000     144,949,718
Depfa Bank PLC, 4.71%, 5/12/06......   50,000,000      49,928,806
Depfa Bank PLC, 4.71%, 5/15/06......   25,000,000      24,954,695
Depfa Bank PLC, 5.06%, 8/8/06.......  100,000,000      98,640,250
HBOS Treasury Service, 4.70%,
 5/16/06............................   30,000,000      29,942,000
HBOS Treasury Service, 4.74%,
 5/25/06............................   50,000,000      49,844,000
HBOS Treasury Service, 5.00%,
 7/14/06............................  100,000,000      98,985,583
Rabobank USA Financial Corp., 4.82%,
 5/1/06.............................  200,000,000     200,000,000
Societe Generale North America,
 4.78%, 5/8/06......................  100,000,000      99,907,444
Societe Generale North America,
 4.87%, 6/5/06......................  100,000,000      99,530,417
Svenska Handelsbanken, 5.07%,
 7/31/06............................  150,000,000     148,102,271
Westpac Bank Corp., 4.81%, 6/7/06,
 (b)................................   85,000,000      84,584,598
                                                    -------------
                                                    1,378,646,309
                                                    -------------
BROKERAGE SERVICES  - 3.4%
Bear Stearns Co., 4.66%, 5/8/06.....  100,000,000      99,910,361
Bear Stearns Co., 4.70%, 7/24/06....   50,000,000      49,464,500
                                                    -------------
                                                      149,374,861
                                                    -------------
DIVERSIFIED  - 4.5%
General Electric Capital Corp.,
 4.83%, 5/17/06.....................  100,000,000      99,786,222
General Electric Capital Corp.,
 5.01%, 7/17/06.....................  100,000,000      98,941,250
                                                    -------------
                                                      198,727,472
                                                    -------------
FINANCE  - 6.2%
Stanfield Victoria, 4.98%, 7/3/06...   20,000,000      19,827,800
Total Capital SA, 4.83%, 5/1/06.....  200,000,000     200,000,000
UBS Finance, 4.82%, 5/1/06..........   53,976,000      53,976,000
                                                    -------------
                                                      273,803,800
                                                    -------------
TOTAL COMMERCIAL PAPER AND
 NOTES (COST $2,000,552,442)........                2,000,552,442
                                                    -------------
-----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 28.9%
ASSET BACKED  - 21.8%
Harrier Finance Funding LLC, 4.825%,
 5/15/06,* (b)......................  100,000,000      99,999,807
Harrier Finance Funding LLC, 4.82%,
 11/15/06,* (b).....................   50,000,000      49,997,288
Harrier Finance Funding LLC, 4.82%,
 12/15/06,* (b).....................   50,000,000      49,993,777
K2 (USA) LLC, 4.82%, 5/10/06,*
 (b)................................  100,000,000      99,999,743
Sigma Finance, Inc., 4.82%,
 11/22/06,* (b).....................   75,000,000      74,995,808
Sigma Finance, Inc., 4.815%,
 3/22/07,* (b)......................  100,000,000      99,989,124
Stanfield Victoria Funding LLC,
 4.82%, 7/12/06,* (b)...............   50,000,000      49,998,521

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - CONTINUED
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
Stanfield Victoria Funding LLC,
 4.82%, 12/4/06,* (b)...............   50,000,000      49,991,155
Stanfield Victoria Funding LLC,
 4.81%, 2/26/07,* (b)...............   75,000,000      74,987,698
Whistlejacket Capital LLC, 4.82%,
 6/15/06,* (b)......................   50,000,000      49,998,707
Whistlejacket Capital LLC, 4.82%,
 7/18/06,* (b)......................   50,000,000      49,997,829
Whistlejacket Capital LLC, 4.88%,
 10/20/06,* (b).....................   25,000,000      24,998,240
White Pine Finance LLC, 4.81%,
 10/16/06,* (b).....................   45,000,000      44,996,846
White Pine Finance LLC, 4.835%,
 12/12/06,* (b).....................  140,000,000     139,992,404
                                                    -------------
                                                      959,936,947
                                                    -------------
BROKERAGE SERVICES  - 6.8%
Goldman Sachs Group, 5.02%,
 7/26/06,* (b)(c)...................  150,000,000     150,000,000
Merrill Lynch & Co., 4.89%,
 2/3/09,* (b).......................  150,000,000     150,000,000
                                                    -------------
                                                      300,000,000
                                                    -------------
FINANCE  - 0.3%
CIT Group, Inc., 5.15%, 6/19/06,*...   15,000,000      15,004,351
                                                    -------------
TOTAL CORPORATE OBLIGATIONS
 (COST $1,274,941,298)..............                1,274,941,298
                                                    -------------

-----------------------------------------------------------------
 CERTIFICATES OF DEPOSIT  - 20.7%
BANKING  - 20.7%
Barclays Bank N.Y., 4.905%,
 6/8/06.............................   50,000,000      50,000,000
Calyon, N.Y., 4.975%, 6/26/06.......  175,000,000     175,001,351
Citigroup, Inc., 4.795%, 6/2/06.....   65,000,000      65,000,000
Citigroup, Inc., 4.805%, 6/6/06.....   75,000,000      75,000,000
Citigroup, Inc., 4.925%, 6/30/06....   50,000,000      50,000,000
Fortis Bank, N.Y., 4.77%, 5/1/06....  100,000,000     100,000,000
Fortis Bank, N.Y., 4.65%, 5/31/06...  100,000,000     100,000,000
National City Bank of Cleveland,
 4.79%, 9/21/06,*...................  100,000,000      99,998,387
National City Bank of Indiana,
 4.79%, 9/28/06,*...................   50,000,000      50,000,000
Norinchukin Bank, 5.05%, 7/12/06....   50,000,000      50,000,987
Norinchukin Bank, 5.12%, 8/2/06.....  100,000,000     100,001,261
                                                    -------------
TOTAL CERTIFICATES OF DEPOSIT
 (COST $915,001,986)................                  915,001,986
                                                    -------------

-----------------------------------------------------------------
BANK NOTES  - 5.1%
BANKING  - 5.1%
Bank of America, 4.81%,
 11/21/06,*.........................   75,000,000      75,000,000
Bank of America, 4.815%,
 2/23/07,*..........................   50,000,000      50,000,000
Wells Fargo & Co., 5.90%, 5/21/06...   25,000,000      25,016,088
Westpac Banking Corp., 4.87%,
 2/16/07,* (b)......................   75,000,000      75,000,000
                                                    -------------
TOTAL BANK NOTES
 (COST $225,016,088)................                  225,016,088
                                                    -------------

10    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

--------------------------------------------------------------------------------
                                                 HSBC INVESTOR MONEY MARKET FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

-----------------------------------------------------------------
 REPURCHASE AGREEMENTS  - 4.5%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
Lehman Brothers, 4.75%, purchased on
 4/28/06, due 5/1/06 with a maturity
 value of $197,686,220
 (Collateralized fully by various
 U.S. Government Obligations).......  197,608,000     197,608,000
                                                    -------------

TOTAL REPURCHASE AGREEMENTS
 (COST $197,608,000)................                  197,608,000
                                                    -------------

TOTAL INVESTMENTS
 (COST $4,613,119,814) (A)  -
 104.6%.............................                4,613,119,814
                                                    -------------
                                                    -------------

---------

Percentages indicated are based on net assets of $4,409,839,518.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 3.40% of net assets.

 * Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2006. The maturity dates presented reflect the final maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    11

--------------------------------------------------------------------------------
 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

-----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 67.6%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
FEDERAL FARM CREDIT BANK  - 21.6%
4.80%, 8/16/06,*....................   50,000,000       50,001,406
4.75%, 9/20/06,*....................   50,000,000       49,996,147
4.75%, 1/22/07,*....................  150,000,000      149,984,069
4.75%, 2/12/07,*....................  100,000,000       99,988,389
4.79%, 2/12/07,*....................   20,000,000       20,004,775
4.73%, 5/23/07,*....................   50,000,000       49,989,574
                                                     -------------
                                                       419,964,360
                                                     -------------
FEDERAL HOME LOAN BANK  - 46.0%
4.71%, 5/1/06.......................  100,000,000      100,000,000
4.70%, 5/3/06.......................   50,000,000       49,986,944
4.55%, 6/7/06.......................  100,000,000       99,540,481
4.53%, 6/14/06......................  141,425,000      140,659,262
4.57%, 7/19/06......................   51,650,000       51,143,357
4.56%, 7/21/06......................   90,004,000       89,099,460
4.86%, 4/4/07,*.....................  188,700,000      188,635,148
4.74%, 5/2/07,*.....................  100,000,000       99,994,646
4.58%, 8/10/07,*....................   75,000,000       74,963,069
                                                     -------------
                                                       894,022,367
                                                     -------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS
 (COST $1,313,986,727)..............                 1,313,986,727
                                                     -------------
------------------------------------------------------------------
 REPURCHASE AGREEMENTS  - 32.5%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------

Goldman Sachs, 4.76%, purchased on
 4/28/06, due 5/01/06 with a
 maturity value of $300,119,000
 (collateralized fully by various
 U.S. Government Agency
 Obligations).......................  300,000,000     300,000,000
Morgan Stanley Dean Witter, 4.50%,
 purchased on 4/28/06, due 5/01/06
 with a maturity value of
 $30,432,408 (collateralized fully
 by various U.S. Government Agency
 Obligations).......................  30,421,000       30,421,000
Morgan Stanley Dean Witter, 4.75%,
 purchased on 4/28/06, due 5/01/06
 with a maturity value of
 $300,118,750 (collateralized fully
 by various U.S. Government Agency
 Obligations).......................  300,000,000     300,000,000
                                                    -------------
TOTAL REPURCHASE AGREEMENTS
 (COST $630,421,000)................                  630,421,000
                                                    -------------
TOTAL INVESTMENTS
 (COST $1,944,407,727) (A)  -
 100.1%.............................                1,944,407,727
                                                    -------------
                                                    -------------

---------
Percentages indicated are based on net assets of $1,942,346,571.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2006. The maturity dates presented reflect the final maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

12    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

--------------------------------------------------------------------------------
                                        HSBC INVESTOR TAX-FREE MONEY MARKET FUND

     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
VARIABLE RATE DEMAND NOTES*  - 64.8%
                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                         ----------   ----------
ALABAMA  - 7.2%
Jefferson County Alabama Sewer Revenue,
 3.82%, 2/1/42, (LOC FGIC, SPA
 JP Morgan Chase Bank).................  1,000,000     1,000,000
Montgomery Industrial Development Board
 Pollution Control & Solid Waste,
 3.72%, 5/1/21.........................  1,000,000     1,000,000
                                                      ----------
                                                       2,000,000
                                                      ----------
FLORIDA  - 3.8%
Broward County Housing Finance
 Authority Revenue, 3.85%, 6/15/37,
 AMT, (FNMA Insured)...................    300,000       300,000
Manatee County Housing Finance
 Authority Revenue, 3.86%, 1/15/37,
 AMT, (LOC Bank of America N.A.).......    150,000       150,000
Volusia County Florida Housing Finance
 Authority Multifamily Revenue, 3.81%,
 10/15/32, (LOC Fannie Mae)............    600,000       600,000
                                                      ----------
                                                       1,050,000
                                                      ----------
GEORGIA  - 10.2%
Georgia Municipal Electric Authority,
 3.80%, 1/1/20, (LOC Bayerische
 Landesbank, Landesbank Hessen,
 Westdeutsche Landesbank)..............  1,000,000     1,000,000
Georgia Municipal Gas Authority, 3.83%,
 11/1/07, (LOC Wachovia Bank,
 Bayerische Landesbank, Morgan Guaranty
 Trust, Bank of America N.A.)..........    975,000       975,000
Hall County Gainesville Hospital
 Authority, 3.78%, 5/15/29, (LOC MBIA,
 SPA Citibank N.A.)....................    900,000       900,000
                                                      ----------
                                                       2,875,000
                                                      ----------
ILLINOIS  - 3.2%
Lisle Illinois Multifamily Revenue,
 3.80%, 9/15/26, (Credit Support
 FNMA).................................    900,000       900,000
                                                      ----------
INDIANA  - 1.2%
Health Facility Financing Authority,
 3.80%, 11/1/20, (LOC National City
 Bank).................................    335,000       335,000
                                                      ----------
MISSOURI  - 3.6%
Missouri State Health & Educational
 Facilities, 3.78%, 6/1/33, (Credit
 Support FSA, SPA Citibank N.A.).......  1,000,000     1,000,000
                                                      ----------
NEW MEXICO  - 1.8%
Farmington New Mexico Hospital Revenue,
 3.83%, 6/1/28, (LOC Bank of Nova
 Scotia)...............................    500,000       500,000
                                                      ----------
NEW YORK  - 5.2%
New York City GO, 3.75%, 3/1/34, (LOC
 Bank of New York).....................  1,465,000     1,465,000
                                                      ----------
NORTH CAROLINA  - 4.7%
New Hanover County Hospital Revenue,
 3.81%, 10/1/23, (Credit Support FSA,
 SPA Wachovia Bank N.A.)...............  1,300,000     1,300,000
                                                      ----------
PENNSYLVANIA  - 9.4%
Emmaus Pennsylvania General Authority
 Revenue, Subseries E-20, 3.83%,
 3/1/24, (LOC Depfa Bank plc)..........    500,000       500,000
Emmaus Pennsylvania General Authority
 Revenue, Subseries G-19, 3.83%,
 3/1/24, (LOC Depfa Bank plc)..........    560,000       560,000



----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                         ----------   ----------
Philadelphia Pennsylvania Hospitals &
 Higher Education Facilities Revenue,
 Temple University Health, Series A,
 3.83%, 7/1/27, (LOC Wachovia Bank
 N.A.).................................    800,000       800,000
Philadelphia Pennsylvania Hospitals &
 Higher Education Facilities Revenue,
 Temple University Health, Series B,
 3.80%, 7/1/21, (LOC PNC Bank N.A.)....    800,000       800,000
                                                      ----------
                                                       2,660,000
                                                      ----------
TENNESSEE  - 7.2%
Metropolitan Government Nashville &
 Davidson County Industrial
 Development, 3.81%, 2/15/34, (LOC
 FNMA).................................    800,000       800,000
Montgomery County Tennessee Public
 Building Authority, 3.80%, 7/1/34,
 (LOC Bank of America N.A.)............  1,200,000     1,200,000
                                                      ----------
                                                       2,000,000
                                                      ----------
TEXAS  - 3.7%
Tom Green County Texas Health
 Facilities Development Corp., 3.80%,
 12/1/15, (LOC Bank of America N.A.)...  1,020,000     1,020,000
                                                      ----------
WYOMING  - 3.6%
Sweetwater County Wyoming Pollution
 Control Revenue, 3.80%, 1/1/14, (LOC
 Barclays Bank)........................  1,000,000     1,000,000
                                                      ----------
TOTAL VARIABLE RATE DEMAND NOTES* (COST
 $18,105,000)..........................               18,105,000
                                                      ----------

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 30.6%
FLORIDA  - 8.9%
Miami Dade County, 3.60%, 6/6/06, AMT
 (LOC BNP Paribas, Dexia)..............  1,500,000     1,500,000
Pinellas County Florida Educational
 Facilities Authority, 3.37%, 5/1/06,
 (LOC First Union National Bank).......  1,000,000     1,000,000
                                                      ----------
                                                       2,500,000
                                                      ----------
GEORGIA  - 3.6%
Metro Atlanta Rapid Transit, 3.15%,
 5/9/06, (LOC Dexia)...................  1,000,000     1,000,000
                                                      ----------
NEW YORK  - 3.7%
New York State Power Authority, 3.20%,
 5/2/06, (LOC JP Morgan Chase Bank,
 Scotia Bank, Bayerische Landesbank,
 Dexia Wachovia, Helaba, State St.)....  1,040,000     1,040,000
                                                      ----------
TEXAS  - 4.3%
Texas Department of Transportation,
 3.24%, 5/11/06, (LOC Bank of America
 N.A.).................................  1,200,000     1,200,000
                                                      ----------
UTAH  - 3.6%
Intermountain Power Agency, 3.52%,
 5/16/06, (Credit Support AMBAC).......  1,000,000     1,000,000
                                                      ----------
WASHINGTON  - 6.5%
Washington Public Power Supply Systems
 Revenue, 6.00%, 7/1/06, (Credit
 Support AMBAC)........................  1,795,000     1,803,657
                                                      ----------

TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER
 (COST $8,543,657).....................                8,543,657
                                                      ----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    13

--------------------------------------------------------------------------------
                                        HSBC INVESTOR TAX-FREE MONEY MARKET FUND

     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.6%
                                           SHARES      VALUE($)
                                         ----------   ----------
BlackRock Liquidity Funds MuniFund
 Portfolio Institutional Shares........    720,286       720,286
Federated Tax-Free Obligations Fund
 Institutional Shares..................        727           727
                                                      ----------
TOTAL INVESTMENT COMPANIES
 (COST $721,013).......................                  721,013
                                                      ----------
TOTAL INVESTMENTS
 (COST $27,369,670) (A)  -- 98.0%......               27,369,670
                                                      ----------
                                                      ----------

---------
Percentages indicated are based on net assets of $27,919,638.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2006. The maturity dates presented reflect the final maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT     --    Interest on security is subject to Federal
              Alternative Minimum Tax
AMBAC   --    American Municipal Bond Assurance Corp.
FGIC    --    Financial Guaranty Insurance Corp.
FNMA    --    Federal National Mortgage Association
FSA     --    Federal Security Assurance
GO      --    General Obligation
LOC     --    Letter of Credit
MBIA    --    Municipal Bond Insurance Association
SPA     --    Standby Purchase Agreement

14    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

--------------------------------------------------------------------------------
                               HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 66.6%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
NEW YORK  - 66.6%
Albany IDA, 3.84%, 5/1/27, (LOC
 KeyBank).............................   1,775,000      1,775,000
Babylon IDA, 3.74%, 1/1/19, (SPA
 JP Morgan Chase Bank, FSA Insured)...   2,200,000      2,200,000
Franklin County IDA, 3.76%, 5/1/19,
 (LOC Fleet National Bank)............   1,170,000      1,170,000
Great Neck North Water Authority,
 3.82%, 1/1/20, (FGIC Insured, SPA
 State Street B&T Co.)................     400,000        400,000
Jay Street Development Corp., 3.76%,
 5/1/21, (LOC Depfa Bank PLC).........   4,700,000      4,700,000
Jay Street Development Corp., 3.76%,
 5/1/22, (LOC Depfa Bank PLC).........   5,200,000      5,200,000
Jay Street Development Corp., 3.77%,
 5/1/22, (LOC Fleet National Bank)....   7,300,000      7,300,000
Long Island Power Authority, 3.75%,
 12/1/29, (SPA Dexia Credit, FSA
 Insured).............................  10,000,000     10,000,000
Long Island Power Authority, 3.82%,
 12/1/29, (SPA Dexia Credit, FSA
 Insured).............................   3,880,000      3,880,000
Long Island Power Authority, 3.77%,
 5/1/33, (LOC Westdeutsche
 Landesbank)..........................   5,000,000      5,000,000
Metropolitan Transportation Authority
 Series D1, 3.85%, 11/1/34, (AMBAC
 Insured, SPA Wachovia Bank)..........   5,000,000      5,000,000
Metropolitan Transportation Authority
 Series D2, 3.79%, 11/1/34, (AMBAC
 Insured, SPA Wachovia Bank)..........  17,500,000     17,500,000
Metropolitan Transportation Authority
 Series E1, 3.80%, 11/1/35, (LOC
 Fortis Bank).........................  25,000,000     25,000,000
Metropolitan Transportation Authority
 Series E2, 3.82%, 11/1/35, (LOC
 Fortis Bank).........................  20,640,000     20,640,000
Monroe County IDA, 3.80%, 4/1/35, (LOC
 JP Morgan Chase Bank)................   4,050,000      4,050,000
Nassau County Interim Finance
 Authority, 3.74%, 11/15/22, (SPA BNP
 Paribas, FSA Insured)................   2,220,000      2,220,000
New York City GO, 3.79%, 2/15/16, (LOC
 Westdeutsche Landesbank).............   6,900,000      6,900,000
New York City GO, 3.77%, 8/1/18, (LOC
 Bayerische Helaba)...................     500,000        500,000
New York City GO, 3.77%, 8/1/19, (LOC
 Bayerische Helaba)...................     500,000        500,000
New York City GO, 3.76%, 8/1/20, (LOC
 Bank of New York)....................  11,500,000     11,500,000
New York City GO, 3.76%, 3/1/34, (LOC
 Bank of New York)....................  23,000,000     23,000,000
New York City GO, 3.80%, 9/1/35, (LOC
 Royal Bank of Scotland)..............  15,000,000     15,000,000
New York City GO, 3.77%, 4/1/36, (LOC
 Bank of America N.A.)................   8,800,000      8,800,000
New York City GO, 3.80%, 4/1/36, (LOC
 Bank of New York)....................  20,000,000     20,000,000
New York City Housing Development
 Corp., 3.77%, 11/15/19, (FNMA
 Insured).............................   7,260,000      7,260,000



----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York City Housing Development
 Corp., 3.74%, 12/1/34, (LOC Citibank
 N.A.)................................  5,000,000      5,000,000
New York City IDA, 3.80%, 12/30/21,
 (LOC Allied Irish Bank PLC)..........  1,600,000      1,600,000
New York City IDA, 3.80%, 9/30/31,
 (LOC Allied Irish Bank PLC)..........  1,500,000      1,500,000
New York City IDA, 3.84%, 4/1/32, (LOC
 Allied Irish Bank PLC)...............  3,000,000      3,000,000
New York City IDA, 3.84%, 11/1/32,
 (LOC Allied Irish Bank PLC)..........  3,750,000      3,750,000
New York City IDA, 3.80%, 12/1/34,
 (LOC Allied Irish Bank PLC)..........  6,400,000      6,400,000
New York City IDA, 3.80%, 12/1/34,
 (LOC Allied Irish Bank PLC)..........  3,150,000      3,150,000
New York City IDA Civic Facility
 Revenue, Mercy College Project
 Series A, 3.84%, 7/1/30, (LOC
 Keybank).............................  1,690,000      1,690,000
New York City Transitional Finance
 Authority, 3.80%, 11/1/28, (Liquidity
 Facility Bank One N.A.)..............  1,435,000      1,435,000
New York City Transitional Finance
 Authority, 3.80%, 11/15/28,
 (Liquidity Facility Bayerische
 Landesbank)..........................  3,400,000      3,400,000
New York City Water Finance Authority,
 3.77%, 6/15/18, (SPA Depfa Bank
 PLC).................................  3,200,000      3,200,000
New York Housing Development Corp.,
 3.81%, 6/1/37, AMT, (LOC Citibank
 N.A.)................................  8,500,000      8,500,000
New York State Dormitory Authority,
 3.80%, 7/1/25, (LOC Fleet National
 Bank)................................  3,200,000      3,200,000
New York State Dormitory Authority,
 3.79%, 2/15/31, (Credit Support MBIA,
 SPA JP Morgan Chase Bank)............  12,600,000    12,600,000
New York State Dormitory Authority,
 3.76%, 11/1/34, (LOC Citibank
 N.A.)................................  10,000,000    10,000,000
New York State Energy Research &
 Development, 3.74%, 10/1/14, (LOC
 FGIC, Liquidity Facility National
 Australia Bank)......................  3,400,000      3,400,000
New York State Energy Research &
 Development, 3.80%, 11/1/39, AMT,
 (LOC Citibank).......................  3,200,000      3,200,000
New York State Energy Research &
 Development, 3.83%, 11/1/39, AMT,
 (LOC Citibank).......................  1,000,000      1,000,000
New York State GO, 3.15%, 3/13/20,
 (LOC Dexia Credit)...................  10,400,000    10,400,000
New York State Housing Finance Agency,
 3.82%, 11/15/29, AMT, (FNMA
 Insured).............................  4,500,000      4,500,000
New York State Housing Finance Agency,
 3.83%, 5/15/31, AMT, (FNMA Insured)..  1,700,000      1,700,000
New York State Housing Finance Agency,
 3.79%, 3/15/33, (FGIC Insured, SPA
 Dexia)...............................  6,000,000      6,000,000
New York State Housing Finance Agency,
 3.81%, 5/15/33, AMT, (FNMA Insured)..  8,000,000      8,000,000

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    15

--------------------------------------------------------------------------------
 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York State Housing Finance Agency,
 3.83%, 5/15/33, AMT, (FNMA Insured)..   1,100,000      1,100,000
New York State Housing Finance Agency,
 3.79%, 5/15/34, (FNMA Insured).......  15,000,000     15,000,000
New York State Housing Finance Agency,
 3.87%, 5/15/34, AMT, (FNMA Insured)..   2,000,000      2,000,000
New York State Housing Finance Agency,
 3.78%, 5/15/35, AMT, (FNMA Insured)..  14,770,000     14,770,000
New York State Housing Finance Agency,
 3.82%, 11/1/36, AMT, (LOC Fleet
 National Bank).......................  15,970,000     15,970,000
New York State Local Government
 Assistance Corp., 3.71%, 4/1/25, (LOC
 Bank of Nova Scotia).................   8,400,000      8,400,000
Newburgh IDA, 3.84%, 10/1/30, (LOC
 KeyBank).............................   3,500,000      3,500,000
Niagara Falls, New York Bridge
 Commission, 3.74%, 10/1/19, (SPA
 Credit Local De France, FGIC
 Insured).............................   3,600,000      3,600,000
Westchester County IDA, 3.80%,
 12/1/32, (LOC Allied Irish Bank
 PLC).................................   6,205,000      6,205,000
Westchester County IDA Civic Facility
 Revenue, Mercy College Project
 Series B, 3.84%, 7/1/30, (LOC
 KeyBank).............................   2,940,000      2,940,000
                                                      -----------
TOTAL VARIABLE RATE DEMAND NOTES*
 (COST $389,605,000)..................                389,605,000
                                                      -----------
-----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 27.9%
NEW YORK  - 25.4%
Erie County Industrial Development
 Agency School Facility Revenue,
 5.00%, 5/1/06, (LOC FSA).............   3,175,000      3,175,000
Long Island Power, 3.08%, 6/8/06, (LOC
 JP Morgan Chase Bank)................  22,100,000     22,100,000
Nassau County SSWFA, 3.50%, 6/5/06,
 (LOC Bank of America N.A.)...........   3,165,000      3,165,000
Nassau County SSWFA, 3.50%, 6/6/06,
 (LOC Bank of America N.A.)...........   7,585,000      7,585,000
New York State, 3.20%, 5/4/06, (LOC
 Helaba, Bayerische Landesbank,
 JP Morgan Chase Bank)................  25,000,000     25,000,000
New York State, 3.23%, 5/15/06, (LOC
 Helaba, Bayerische Landesbank).......   2,500,000      2,500,000
New York State, 3.10%, 5/16/06, (LOC
 Helaba, Bayerische Landesbank,
 JP Morgan Chase Bank)................  13,650,000     13,650,000
New York State Metropolitan Transit
 Authority, 3.47%, 6/6/06, (LOC ABN
 AMRO)................................  25,000,000    24,999,999
New York State Power Authority, 3.20%,
 5/2/06, (LOC JP Morgan Chase Bank,
 Scotia Bank, Bayerische Landesbank,
 Dexia Wachovia, Helaba, State St.)...  22,000,000    22,000,000



----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER, CONTINUED

                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York State Power Authority, 3.48%,
 6/15/06, (LOC JP Morgan Chase Bank,
 Scotia Bank, Bayerische Landesbank,
 Dexia Wachovia, Helaba, State St.)...  5,000,000      5,000,000
Syracuse GO, Series C, 4.00%, 6/30/06,
 (LOC JP Morgan Chase Bank)...........  20,000,000    20,035,463
                                                     -----------
                                                     149,210,462
                                                     -----------
PUERTO RICO  - 2.5%
Puerto Rico Commonwealth, 4.50%,
 7/28/06, (LOC Bank of Nova Scotia,
 Citigroup, BNP Paribas, Dexia, RBC
 Dominion, State St.).................  14,500,000    14,539,863
                                                     -----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER (COST $163,750,325)............               163,750,325
                                                     -----------
INVESTMENT COMPANIES  - 1.9%
BlackRock Liquidity New York Money
 Fund Portfolio Institutional
 Shares...............................  11,356,965    11,356,965
Dreyfus New York Municipal Cash
 Management Fund Institutional
 Shares...............................         291           291
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $11,357,256).........................                11,357,256
                                                     -----------
TOTAL INVESTMENTS (COST $564,712,581)
 (A)  - 96.4%.........................               564,712,581
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $585,979,954.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2006. The maturity dates presented reflect the final maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT   --    Interest on security is subject to Federal
            Alternative Minimum Tax
AMBAC --    American Municipal Bond Assurance Corp.
FGIC  --    Financial Guaranty Insurance Corporation
FNMA  --    Federal National Mortgage Association
FSA   --    Federal Security Assurance
GO    --    General Obligation
IDA   --    Industrial Development Agency
MBIA  --    Municipal Bond Insurance Association
LOC   --    Letter of Credit
SPA   --    Standby Purchase Agreement

16    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

--------------------------------------------------------------------------------
                                   HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------
 U.S. TREASURY BILLS*  - 100.3%
                                                               PRINCIPAL
                                                               AMOUNT($)     VALUE($)
                                                              -----------   -----------
4.39%, 5/4/06...............................................  327,713,000   327,593,282
4.32%, 5/11/06..............................................   15,146,000    15,128,070
4.29%, 5/18/06..............................................   12,000,000    11,976,030
4.51%, 5/25/06..............................................   30,656,000    30,564,387
4.42%, 6/1/06...............................................   16,809,000    16,745,665
4.48%, 6/8/06...............................................   15,000,000    14,929,832
4.50%, 6/15/06..............................................    6,000,000     5,966,643
4.33%, 6/22/06..............................................    6,000,000     5,963,167
4.50%, 6/29/06..............................................    6,000,000     5,956,537
4.52%, 7/6/06...............................................    6,000,000     5,951,050
4.54%, 7/13/06..............................................    6,000,000     5,945,615
4.58%, 7/27/06..............................................    5,419,000     5,360,028
4.66%, 8/3/06...............................................   10,386,000    10,261,751
4.79%, 8/31/06..............................................   10,351,000    10,186,132
4.76%, 9/7/06...............................................   11,509,000    11,316,378
4.77%, 9/14/06..............................................   12,675,000    12,451,234
4.78%, 9/21/06..............................................   12,750,000    12,512,952
4.81%, 10/5/06..............................................   10,000,000     9,795,028
4.86%, 10/12/06.............................................   10,000,000     9,784,067
                                                                            -----------
TOTAL U.S. TREASURY BILLS
  (COST $528,387,848).......................................                528,387,848
                                                                            -----------
TOTAL INVESTMENTS
  (COST $528,387,848)  - 100.3%.............................                528,387,848
                                                                            -----------
                                                                            -----------

---------
Percentages indicated are based on net assets of $526,779,499.

 * Rate presented indicates the effective yield at time of purchase.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    17

--------------------------------------------------------------------------------
 HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 76.3%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
CALIFORNIA  - 76.3%
ABAG Finance Authority for Nonprofit
 Corporations Revenue, Point Loma
 Nazarene University, 3.85%, 10/1/33,
 (LOC Allied Irish Bank plc)..........    900,000        900,000
Alameda -- Contra Costa Schools
 Financing Authority, 3.84%, 7/1/18,
 (LOC Bank of Nova Scotia)............  1,800,000      1,800,000
California Health Facilities Financing
 Authority Revenue, 3.74%, 7/1/35,
 (LOC Bank of America N.A.)...........  1,400,000      1,400,000
California Housing Finance Agency,
 3.83%, 2/1/33, AMT, (MBIA Insured,
 SPA Lloyds)..........................  2,000,000      2,000,000
California Infrastructure & Economic
 Development Bank Revenue, 3.77%,
 4/1/08, (Credit Support MBIA, SPA
 Bank of America, SPA JP Morgan Chase
 Bank)................................  2,000,000      2,000,000
California Infrastructure & Economic
 Development Bank Revenue, 3.77%,
 7/1/32, (LOC Allied Irish Bank
 plc).................................  2,900,000      2,900,000
California Infrastructure & Economic
 Development Bank Revenue, 3.78%,
 6/1/34, (MBIA Insured, SPA JP Morgan
 Chase)...............................  2,050,000      2,050,000
California State Department of Water
 Resource Power Supply Revenue, 3.74%,
 5/1/22, (SPA Westdeutsche Landesbank,
 AMBAC Insured).......................  2,410,000      2,410,000
California State Department of Water
 Resources Supply Revenue, 3.74%,
 5/1/11, (LOC Bank of Nova Scotia)....  2,500,000      2,500,000
California State Department of Water
 Resources Supply Revenue, 3.80%,
 5/1/22, (LOC Bank of New York).......  2,075,000      2,075,000
California State Economic Recovery,
 3.70%, 7/1/23, (LOC Citibank N.A.)...  3,950,000      3,950,000
California State GO, Series A, 3.72%,
 5/1/40, (LOC Fortis Bank)............  3,500,000      3,500,000
California State GO, Series A-2,
 3.71%, 5/1/33, (LOC Westdeutsche
 Landesbank, JP Morgan Chase).........  4,100,000      4,100,000
California State GO, Series A-5,
 3.71%, 5/1/34, (LOC Citibank N.A.,
 California State Teacher's Retirement
 System)..............................  1,720,000      1,720,000
California State GO, Series B, 3.72%,
 5/1/40, (LOC Depfa Bank plc).........  3,000,000      3,000,000
Fremont Certificate of Participation,
 3.81%, 8/1/32, (SPA Dexia, AMBAC
 Insured).............................  3,300,000      3,300,000
Grant Joint Union High School District
 Certificates Of Participation, 3.75%,
 12/1/38, (Credit Support FSA, SPA
 Dexia Credit Local)..................  3,000,000      3,000,000



----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Los Angeles County Housing Authority
 for Multi-Family Housing Revenue,
 Canyon Country Villas Project, 3.75%,
 12/1/07, (FHLMC Insured).............  4,000,000      4,000,000
Modesto California Multi-family
 Housing Revenue, 3.75%, 5/15/31,
 (FNMA Insured).......................  1,470,000      1,470,000
Perris California Unified High School
 District Certificate of
 Participation, 3.75%, 9/1/18, (FSA
 Insured, SPA Dexia Credit Local).....  1,830,000      1,830,000
Rancho Water District Financing
 Authority Revenue, 3.75%, 8/1/29,
 (LOC FGIC)...........................  2,900,000      2,900,000
San Francisco City & County Housing
 Authority, 3.79%, 9/1/49, AMT, (LOC
 Citibank N.A.).......................  2,000,000      2,000,000
San Jose California Multifamily
 Housing Revenue, 3.80%, 4/15/36, AMT,
 (LOC Bank of America N.A.)...........  1,700,000      1,700,000
Santa Clara County -- El Camino
 California Hospital District Hospital
 Facilities Authority Revenue,
 ACES-Lease -- Valley Medical Center
 Project, Series A, 3.83%, 8/1/15,
 (LOC State Street B&T Co)............  6,000,000      6,000,000
South Bay Regional Public
 Communications Authority Revenue,
 3.78%, 1/1/31, (LOC Allied Irish Bank
 plc).................................    965,000        965,000
South Bay Regional Public
 Communications Authority Revenue,
 3.78%, 1/1/31, (LOC Allied Irish Bank
 plc).................................  1,415,000      1,415,000
Southern California Public Power
 Authority, 3.72%, 7/1/09, (SPA Morgan
 Guaranty Trust, AMBAC Insured).......  1,600,000      1,600,000
                                                     -----------
                                                      66,485,000
                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES*
 (COST $66,485,000)...................                66,485,000
                                                     -----------
----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 22.4%
CALIFORNIA  - 22.4%
Long Beach California Harbor Revenue,
 2.50%, 5/15/06, AMT, (FGIC
 Insured).............................  2,155,000      2,154,548
Los Angeles County, California, 4.00%,
 6/30/06..............................  8,000,000      8,012,153
San Diego Airport, 3.15%, 6/7/06, (LOC
 BNP Paribas).........................  9,400,000      9,400,000
                                                     -----------
                                                      19,566,701
                                                     -----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER (COST $19,566,701).............                19,566,701
                                                     -----------

18    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

--------------------------------------------------------------------------------
                             HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.9%
                                          SHARES      VALUE($)
                                        ----------   -----------
INVESTMENT COMPANIES  - 0.9%
BlackRock Provident California
 Institutional Shares.................    787,619        787,619
Federated California Municipal Cash
 Trust................................        617            617
                                                     -----------
TOTAL INVESTMENT COMPANIES
 (COST $788,236)......................                   788,236
                                                     -----------
TOTAL INVESTMENTS
 (COST $86,839,937) (A) -- 99.6%......                86,839,937
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $87,190,985.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2006. The maturity dates presented reflect the final maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC  --    American Municipal Bond Assurance Corporation
AMT    --    Interest on security is subject to Federal
             Alternative Minimum Tax
FGIC   --    Federal Guaranty Insurance Corporation
FHLMC  --    Federal Home Loan Mortgage Corporation
FNMA   --    Federal National Mortgage Association
FSA    --    Financial Security Assurance
GO     --    General Obligation
LOC    --    Letter of Credit
MBIA   --    Municipal Bond Insurance Association
SPA    --    Standby Purchase Agreement

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    19

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2006 (UNAUDITED)

                                                                                    U.S.
                                                                                 GOVERNMENT        TAX-FREE
                                                               MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                                   FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at amortized cost                             $4,415,511,814   $1,313,986,727    $27,369,670
   Repurchase agreements, at cost                                197,608,000      630,421,000             --
                                                              --------------   --------------    -----------
   TOTAL INVESTMENTS                                          4,613,119,814    1,944,407,727      27,369,670
                                                              --------------   --------------    -----------
   Cash                                                               1,651              301               1
   Interest and dividends receivable                             12,625,530        5,238,323         115,211
   Receivable for investments sold                                       --               --         500,159
   Receivable from Administrator                                     37,274               --              --
   Prepaid expenses and other assets                                169,280           44,889          17,848
                                                              --------------   --------------    -----------
   TOTAL ASSETS                                               4,625,953,549    1,949,691,240      28,002,889
                                                              --------------   --------------    -----------
LIABILITIES:
   Dividends payable                                             15,563,421        6,444,686          71,504
   Payable for investments purchased                            198,641,511               --              --
   Accrued expenses and other liabilities:
      Investment management                                         581,150          308,238             857
      Administration                                                394,169          121,599           1,871
      Distribution                                                  126,560                4              --
      Shareholder servicing                                         516,051          377,943           2,477
      Accounting                                                      3,301            2,785              --
      Compliance service                                              1,760              314              79
      Custodian                                                      25,747               --           5,173
      Transfer Agent                                                 21,068           12,045              11
      Other                                                         239,293           77,055           1,279
                                                              --------------   --------------    -----------
   TOTAL LIABILITIES                                            216,114,031        7,344,669          83,251
                                                              --------------   --------------    -----------
NET ASSETS                                                    $4,409,839,518   $1,942,346,571    $27,919,638
                                                              --------------   --------------    -----------
                                                              --------------   --------------    -----------
.............................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                                                    $4,409,915,425   $1,942,339,144    $27,919,385
   Accumulated net investment income (loss)                             605               --             253
   Accumulated net realized gains (losses) from investment
    transactions                                                    (76,512)           7,427              --
                                                              --------------   --------------    -----------
NET ASSETS                                                    $4,409,839,518   $1,942,346,571    $27,919,638
                                                              --------------   --------------    -----------
                                                              --------------   --------------    -----------
.............................................................................................................
NET ASSETS
   Class A Shares:                                            $ 334,598,527    $ 816,165,853     $     1,842
   Class B Shares:                                                   99,611              582              --
   Class C Shares:                                              198,344,016               --              --
   Class D Shares:                                            1,931,258,648      627,633,440      11,230,350
   Class I Shares:                                            1,536,749,450               --              --
   Class Y Shares:                                              408,789,266      498,546,696      16,687,446
                                                              --------------   --------------    -----------
                                                              $4,409,839,518   $1,942,346,571    $27,919,638
                                                              --------------   --------------    -----------
                                                              --------------   --------------    -----------
SHARES OUTSTANDING
   Class A Shares:                                              334,605,148      816,109,805           1,839
   Class B Shares:                                                   99,611              584              --
   Class C Shares:                                              198,349,401               --              --
   Class D Shares:                                            1,931,278,446      627,683,456      11,230,330
   Class I Shares:                                            1,536,797,232               --              --
   Class Y Shares:                                              408,800,299      498,545,656      16,686,846

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
 SHARE
   Class A Shares:                                            $        1.00    $        1.00     $      1.00
   Class B Shares: *                                          $        1.00    $        1.00     $        --
   Class C Shares: *                                          $        1.00    $          --     $        --
   Class D Shares:                                            $        1.00    $        1.00     $      1.00
   Class I Shares:                                            $        1.00    $          --     $        --
   Class Y Shares:                                            $        1.00    $        1.00     $      1.00
                                                              -----------      -----------      -----------

---------
* Redemption price per share varies by length of time shares are held.

20    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                               HSBC INVESTOR FAMILY OF FUNDS

                                                                 NEW YORK                         CALIFORNIA
                                                                 TAX-FREE      U.S. TREASURY       TAX-FREE
                                                               MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                                   FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at amortized cost                              $564,712,581     $528,387,848     $86,839,937
                                                               ------------     ------------     -----------
   TOTAL INVESTMENTS                                            564,712,581      528,387,848      86,839,937
                                                               ------------     ------------     -----------
   Cash                                                                   1           41,683           3,938
   Interest and dividends receivable                              2,825,484               --         578,879
   Receivable for investments sold                               20,193,849               --              --
   Receivable from Administrator                                         --            1,275              --
   Prepaid expenses and other assets                                 25,990           11,625           9,047
                                                               ------------     ------------     -----------
   TOTAL ASSETS                                                 587,757,905      528,442,431      87,431,801
                                                               ------------     ------------     -----------
LIABILITIES:
   Dividends payable                                              1,536,986        1,437,801         198,322
   Payable for investments purchased                                     --               --              --
   Accrued expenses and other liabilities:
      Investment management                                          79,854           70,642           3,689
      Administration                                                 41,563           29,953           5,582
      Distribution                                                       85               29              --
      Shareholder servicing                                          89,430           81,560          15,712
      Accounting                                                      2,752            2,727             881
      Compliance service                                              1,027              453             465
      Custodian                                                          --            2,944           3,455
      Transfer Agent                                                 13,200           15,022           5,744
      Other                                                          13,054           21,801           6,966
                                                               ------------     ------------     -----------
   TOTAL LIABILITIES                                              1,777,951        1,662,932         240,816
                                                               ------------     ------------     -----------
NET ASSETS                                                     $585,979,954     $526,779,499     $87,190,985
                                                               ------------     ------------     -----------
                                                               ------------     ------------     -----------
.............................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                                                     $585,996,509     $527,016,109     $87,190,967
   Accumulated net investment income (loss)                              --               --              42
   Accumulated net realized gains (losses) from investment
    transactions                                                    (16,555)        (236,610)            (24)
                                                               ------------     ------------     -----------
NET ASSETS                                                     $585,979,954     $526,779,499     $87,190,985
                                                               ------------     ------------     -----------
                                                               ------------     ------------     -----------
.............................................................................................................
NET ASSETS
   Class A Shares:                                             $126,653,862     $ 79,155,417     $        --
   Class B Shares:                                                   97,030           39,081              --
   Class C Shares:                                                        1               10**            --
   Class D Shares:                                              202,018,466      277,124,217      74,141,250
   Class I Shares:                                                       --       21,003,679              --
   Class Y Shares:                                              257,210,595      149,457,095      13,049,735
                                                               ------------     ------------     -----------
                                                               $585,979,954     $526,779,499     $87,190,985
                                                               ------------     ------------     -----------
                                                               ------------     ------------     -----------
SHARES OUTSTANDING
   Class A Shares:                                              126,667,208       79,210,394              --
   Class B Shares:                                                   96,994           39,101              --
   Class C Shares:                                                        1               10**            --
   Class D Shares:                                              202,015,205      277,261,844      74,142,755
   Class I Shares:                                                       --       21,015,002              --
   Class Y Shares:                                              257,217,181      149,501,626      13,049,832

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
 SHARE
   Class A Shares:                                             $       1.00     $       1.00     $        --
   Class B Shares: *                                           $       1.00     $       1.00     $        --
   Class C Shares: *                                           $       1.00     $       1.00     $        --
   Class D Shares:                                             $       1.00     $       1.00     $      1.00
   Class I Shares:                                             $         --     $       1.00     $        --
   Class Y Shares:                                             $       1.00     $       1.00     $      1.00
                                                               ------------     ------------     -----------

---------
 * Redemption price per share varies by length of time shares are held.

** The U.S. Treasury Fund Class C shares did not have any operations during the period.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    21

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

                                                                                       U.S.
                                                                                    GOVERNMENT          TAX-FREE
                                                                MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                                    FUND               FUND               FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                     $92,070,486        $40,952,810          $467,267
   Dividends                                                             --                 --            20,434
                                                                -----------        -----------          --------
   TOTAL INVESTMENT INCOME                                       92,070,486         40,952,810           487,701
                                                                -----------        -----------          --------
.................................................................................................................
EXPENSES:
   Investment management:
      Advisory Services                                           2,059,311            926,398            15,898
      Operational Support -- Class A Shares                         152,603            395,543                --
      Operational Support -- Class B Shares                              45                 --                --
      Operational Support -- Class C Shares                          98,363                 --                --
      Operational Support -- Class D Shares                         722,902            279,678             6,147
      Operational Support -- Class Y Shares                         207,332            251,176             9,750
   Administration Fee                                             1,544,427            694,773            11,923
   Distribution:
      Class B Shares                                                    339                  2                --
      Class C Shares                                                737,726                 --                --
   Shareholder Servicing:
      Class A Shares                                                610,418          1,582,187                --
      Class B Shares                                                    113                 --                --
      Class C Shares                                                245,909                 --                --
      Class D Shares                                              1,807,267            699,201            15,368
   Accounting                                                        36,564             35,699            36,869
   Compliance service                                                    --             22,826               526
   Custodian                                                        196,108             85,639            11,920
   Interest                                                              --                 --                21
   Transfer Agent                                                    66,797             47,400            21,010
   Trustee                                                           83,735             36,835               865
   Other                                                            699,490            284,214            15,264
                                                                -----------        -----------          --------
      Total expenses before fee reductions                        9,269,449          5,341,571           145,561
      Fees reduced by Administrator                                (241,116)                --                --
      Fees reduced by Transfer Agent                                     --                 --           (20,815)
      Fees reduced by Accounting                                         --                 --           (18,795)
      Fees reduced by Investment Adviser                                 --                 --           (31,796)
                                                                -----------        -----------          --------
      NET EXPENSES                                                9,028,333          5,341,571            74,155
                                                                -----------        -----------          --------
..................................................................................................................
NET INVESTMENT INCOME                                            83,042,153         35,611,239           413,546
                                                                -----------        -----------          --------
..................................................................................................................
NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
   Realized gains/(losses) on investment transactions                (4,143)             9,876                --
                                                                -----------        -----------          --------
.................................................................................................................
Net realized gains (losses) from investment transactions             (4,143)             9,876                --
                                                                -----------        -----------          --------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                  $83,038,010        $35,621,115          $413,546
                                                                -----------        -----------          --------
                                                                -----------        -----------          --------
                                                              ---------------    ------------       ------------

22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

 STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
                                                                     (CONTINUED)

                                                                  NEW YORK                             CALIFORNIA
                                                                  TAX-FREE        U.S. TREASURY         TAX-FREE
                                                                MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                                    FUND               FUND               FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                      $9,351,316         $8,915,379         $2,028,380
   Dividends                                                        267,256                 --             35,764
                                                                 ----------         ----------         ----------
   TOTAL INVESTMENT INCOME                                        9,618,572          8,915,379          2,064,144
                                                                 ----------         ----------         ----------
...................................................................................................................
EXPENSES:
   Investment management:
      Advisory Services                                             468,931            218,444            136,593
      Operational Support -- Class A Shares                              --             32,964                 --
      Operational Support -- Class B Shares                              --                 20                 --
      Operational Support -- Class D Shares                              --            144,882                 --
      Operational Support -- Class Y Shares                              --             27,472                 --
   Administration Fee                                               234,454            163,827             51,220
   Distribution:
      Class B Shares                                                    616                145                 --
   Shareholder Servicing:
      Class A Shares                                                245,828            131,856                 --
      Class B Shares                                                    205                 49                 --
      Class D Shares                                                284,281            362,207            132,435
   Accounting                                                        34,520             35,704             34,191
   Compliance service                                                 6,406              5,826              2,366
   Custodian                                                         43,140             43,480             25,113
   Interest                                                             741                351                410
   Transfer Agent                                                    35,461             40,051             32,804
   Trustee                                                           10,220              9,399              3,864
   Other                                                             80,902             86,053             30,554
                                                                 ----------         ----------         ----------
      Total expenses before fee reductions                        1,445,705          1,302,730            449,550
      Fees reduced by Administrator                                      --            (10,032)                --
      Fees reduced by Investment Adviser                                 --                 --           (102,444)
                                                                 ----------         ----------         ----------
      NET EXPENSES                                                1,445,705          1,292,698            347,106
                                                                 ----------         ----------         ----------
...................................................................................................................
NET INVESTMENT INCOME                                             8,172,867          7,622,681          1,717,038
                                                                 ----------         ----------         ----------
...................................................................................................................
NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
   Net realized gains/(losses) on investment transactions                --            (46,290)               (24)
                                                                 ----------         ----------         ----------
...................................................................................................................
Net realized gains (losses) from investment transactions                 --            (46,290)               (24)
                                                                 ----------         ----------         ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                   $8,172,867         $7,576,391         $1,717,014
                                                                 ----------         ----------         ----------
                                                                 ----------         ----------         ----------
                                                              ---------------    ------------       -------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                    MONEY MARKET                                  U.S. GOVERNMENT
                                                       FUND                                       MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE                                     FOR THE
                                            SIX MONTHS ENDED          FOR THE           SIX MONTHS ENDED          FOR THE
                                             APRIL 30, 2006         YEAR ENDED           APRIL 30, 2006         YEAR ENDED
                                               (UNAUDITED)       OCTOBER 31, 2005          (UNAUDITED)       OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                       $   83,042,153       $   94,347,323         $   35,611,239       $   36,126,546
   Net realized gains (losses) from
    investment transactions                            (4,143)             (12,537)                 9,876               (2,449)
                                               --------------       --------------         --------------       --------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        83,038,010           94,334,786             35,621,115           36,124,097
                                               --------------       --------------         --------------       --------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                  (5,745,390)          (5,434,279)           (14,619,169)         (15,823,455)
   Class B Shares                                      (1,426)              (1,685)                   (11)                (109)
   Class C Shares                                  (3,093,959)          (2,669,409)                    --                   --
   Class D Shares                                 (28,264,813)         (23,893,298)           (10,749,799)         (11,163,048)
   Class I Shares                                 (37,359,170)         (49,101,556)                    --             (436,641)
   Class Y Shares                                  (8,571,971)         (13,265,249)           (10,242,260)          (8,705,464)
                                               --------------       --------------         --------------       --------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (83,036,729)         (94,365,476)           (35,611,239)         (36,128,717)
                                               --------------       --------------         --------------       --------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     721,736,418       (1,087,826,799)           224,934,544          222,451,028
                                               --------------       --------------         --------------       --------------
CHANGE IN NET ASSETS                              721,737,699       (1,087,857,489)           224,944,420          222,446,408
...............................................................................................................................
NET ASSETS:
   Beginning of period                          3,688,101,819        4,775,959,308          1,717,402,151        1,494,955,743
                                               --------------       --------------         --------------       --------------
   End of period                               $4,409,839,518       $3,688,101,819         $1,942,346,571       $1,717,402,151
                                               --------------       --------------         --------------       --------------
                                               --------------       --------------         --------------       --------------
   Accumulated net investment income
    (loss)                                     $          605       $       (4,819)        $           --       $           --
                                               --------------       --------------         --------------       --------------
                                               --------------       --------------         --------------       --------------


24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                      MONEY MARKET                               U.S. GOVERNMENT
                                                          FUND                                  MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE                                     FOR THE
                                            SIX MONTHS ENDED          FOR THE           SIX MONTHS ENDED          FOR THE
                                             APRIL 30, 2006          YEAR ENDED          APRIL 30, 2006         YEAR ENDED
                                               (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)       OCTOBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Issued                                         324,327,488      $    599,210,953         1,610,215,544      $ 2,267,776,623
   Reinvested                                       3,877,884             4,773,018            13,836,847           14,510,636
   Redeemed                                      (237,379,266)         (661,593,445)       (1,533,359,452)      (2,196,912,176)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS A SHARES                           90,826,106           (57,609,474)           90,692,939           85,375,083
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS B SHARES:
   Issued                                              10,456                 4,546                    --                   --
   Reinvested                                             982                 1,201                    11                   52
   Redeemed                                                --              (112,520)                   --              (16,467)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS B SHARES                               11,438              (106,773)                   11              (16,415)
                                              ---------------      ----------------       ---------------      ---------------
................................................................................................................................
CLASS C SHARES:
   Issued                                         459,041,348           834,770,954                    --                   --
   Reinvested                                       2,901,230             2,336,199                    --                   --
   Redeemed                                      (458,844,295)         (812,311,483)                   --                   --
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS C SHARES                            3,098,283            24,795,670                    --                   --
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS D SHARES:
   Issued                                       3,005,252,501         3,725,458,190         1,094,999,505        1,600,114,152
   Reinvested                                      23,466,530            20,232,798             9,279,551            9,924,411
   Redeemed                                    (2,449,154,728)       (3,407,414,994)       (1,002,585,572)      (1,601,601,195)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS D SHARES                          579,564,303           338,275,994           101,693,484            8,437,368
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS I SHARES:
   Issued                                       6,316,868,128        12,203,550,011                    --          421,620,785
   Reinvested                                      11,284,337            20,694,327                    --              307,833
   Redeemed                                    (6,268,129,476)      (13,525,178,933)                   --         (421,928,618)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS I SHARES                           60,022,989        (1,300,934,595)                   --                   --
                                              ---------------      ----------------       ---------------      ---------------
...............................................................................................................................
CLASS Y SHARES:
   Issued                                         923,423,735         1,898,280,343           368,543,809        1,015,296,528
   Reinvested                                       6,410,951            10,987,271             8,750,593            6,885,390
   Redeemed                                      (941,621,387)       (2,001,515,235)         (344,746,292)        (893,526,926)
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN CLASS Y SHARES                          (11,786,701)          (92,247,621)           32,548,110          128,654,992
                                              ---------------      ----------------       ---------------      ---------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                 $   721,736,418      $ (1,087,826,799)      $   224,934,544      $   222,451,028
                                              ---------------      ----------------       ---------------      ---------------
                                              ---------------      ----------------       ---------------      ---------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

HSBC INVESTOR FAMILY OF FUNDS

                                                         TAX-FREE                                NEW YORK TAX-FREE
                                                     MONEY MARKET FUND                           MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED          FOR THE
                                             APRIL 30, 2006         YEAR ENDED           APRIL 30, 2006         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005          (UNAUDITED)       OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                        $    413,546        $     440,164         $     8,172,867      $     7,698,374
   Net realized gains from investment
    transactions                                          --                  252                      --                2,330
                                                ------------        -------------         ---------------      ---------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          413,546              440,416               8,172,867            7,700,704
                                                ------------        -------------         ---------------      ---------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                         (1)                  --              (1,463,665)          (2,227,152)
   Class B Shares                                         --                   --                  (1,436)              (4,012)
   Class D Shares                                   (151,000)             (59,701)             (2,887,503)          (2,739,496)
   Class I Shares                                         --                 (103)                     --                   --
   Class Y Shares                                   (262,426)            (380,482)             (3,824,133)          (2,732,077)
                                                ------------        -------------         ---------------      ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                          (413,427)            (440,286)             (8,176,737)          (7,702,737)
                                                ------------        -------------         ---------------      ---------------
...............................................................................................................................
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                    (10,541,395)          19,668,680             (12,682,837)         110,915,824
                                                ------------        -------------         ---------------      ---------------
CHANGE IN NET ASSETS                             (10,541,276)          19,668,810             (12,686,707)         110,913,791
...............................................................................................................................
NET ASSETS:
   Beginning of period                            38,460,914           18,792,104             598,666,661          487,752,870
                                                ------------        -------------         ---------------      ---------------
   End of period                                $ 27,919,638        $  38,460,914         $   585,979,954      $   598,666,661
                                                ------------        -------------         ---------------      ---------------
                                                ------------        -------------         ---------------      ---------------
   Accumulated net investment income            $        253        $         134         $            --      $         3,870
                                                ------------        -------------         ---------------      ---------------
                                                ------------        -------------         ---------------      ---------------


26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                   TAX-FREE                                    NEW YORK TAX-FREE
                                                MONEY MARKET FUND                               MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                                         FOR THE
                                    SIX MONTHS ENDED            FOR THE              SIX MONTHS ENDED           FOR THE
                                     APRIL 30, 2006           YEAR ENDED              APRIL 30, 2006           YEAR ENDED
                                       (UNAUDITED)         OCTOBER 31, 2005            (UNAUDITED)          OCTOBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Issued                               $       1,840          $           1           $   196,499,843        $   241,683,191
   Reinvested                                      --                     --                 1,357,776              2,087,663
   Redeemed                                        (1)                    (1)             (199,421,153)          (333,211,762)
                                        -------------          -------------           ---------------        ---------------
CHANGE IN CLASS A SHARES                        1,839                     --                (1,563,534)           (89,440,908)
                                        -------------          -------------           ---------------        ---------------
..............................................................................................................................
CLASS B SHARES:
   Issued                                          --                     --                    21,500                     --
   Reinvested                                      --                     --                     1,521                  3,763
   Redeemed                                        --                     --                  (153,515)              (459,388)
                                        -------------          -------------           ---------------        ---------------
CHANGE IN CLASS B SHARES                           --                     --                  (130,494)              (455,625)
                                        -------------          -------------           ---------------        ---------------
...............................................................................................................................
CLASS D SHARES:
   Issued                                  17,261,935             25,678,425               564,058,312            570,502,162
   Reinvested                                   9,948                 30,700                 2,440,637              2,391,221
   Redeemed                               (17,933,671)           (17,064,983)             (554,017,217)          (554,509,269)
                                        -------------          -------------           ---------------        ---------------
CHANGE IN CLASS D SHARES                     (661,788)             8,644,142                12,481,732             18,384,114
                                        -------------          -------------           ---------------        ---------------
..............................................................................................................................
CLASS I SHARES:
   Issued                                          --              1,377,484                        --                     --
   Reinvested                                      --                     40                        --                     --
   Redeemed                                        --             (1,377,524)                       --                     --
                                        -------------          -------------           ---------------        ---------------
CHANGE IN CLASS I SHARES                           --                     --                        --                     --
                                        -------------          -------------           ---------------        ---------------
...............................................................................................................................
CLASS Y SHARES:
   Issued                                  27,016,482            117,177,013               642,077,048          1,186,030,962
   Reinvested                                  28,988                283,223                 2,255,364              1,623,457
   Redeemed                               (36,926,916)          (106,435,698)             (667,802,953)        (1,005,226,176)
                                        -------------          -------------           ---------------        ---------------
CHANGE IN CLASS Y SHARES                   (9,881,446)            11,024,538               (23,470,541)           182,428,243
                                        -------------          -------------           ---------------        ---------------
CHANGE IN NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS                       (10,541,395)         $  19,668,680               (12,682,837)       $   110,915,824
                                        -------------          -------------           ---------------        ---------------
                                        -------------          -------------           ---------------        ---------------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                          U.S. TREASURY                            CALIFORNIA TAX-FREE
                                                        MONEY MARKET FUND                           MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED         FOR THE            SIX MONTHS ENDED         FOR THE
                                             APRIL 30, 2006         YEAR ENDED           APRIL 30, 2006         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                        $  7,622,681         $ 10,078,526           $  1,717,038         $  2,984,700
   Net realized losses from investment
    transactions                                     (46,290)            (182,651)                   (24)                  42
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        7,576,391            9,895,875              1,717,014            2,984,742
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                 (1,102,754)          (1,654,962)                    --                   --
   Class B Shares                                       (520)                (491)                    --                   --
   Class D Shares                                 (4,994,825)          (5,563,166)            (1,305,555)          (2,504,645)
   Class I Shares                                   (511,348)            (958,934)                    --                   --
   Class Y Shares                                 (1,023,909)          (1,890,298)              (411,483)            (480,055)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (7,633,356)         (10,067,851)            (1,717,038)          (2,984,700)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     98,688,859          (38,937,820)           (89,179,407)          52,097,559
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                              98,631,894          (39,109,796)           (89,179,431)          52,097,601
...............................................................................................................................
NET ASSETS:
   Beginning of period                           428,147,605          467,257,401            176,370,416          124,272,815
                                                ------------         ------------           ------------         ------------
   End of period                                $526,779,499         $428,147,605           $ 87,190,985         $176,370,416
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
   Accumulated net investment income            $         --         $     10,675           $         42         $         42
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

28    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                  U.S. TREASURY                            CALIFORNIA TAX-FREE
                                                MONEY MARKET FUND                           MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE                                     FOR THE
                                            SIX MONTHS ENDED          FOR THE           SIX MONTHS ENDED         FOR THE
                                             APRIL 30, 2006         YEAR ENDED           APRIL 30, 2006         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2005         (UNAUDITED)        OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Issued                                        135,690,395        $  475,886,714                    --        $           1
   Reinvested                                        998,961             1,557,345                    --                   --
   Redeemed                                     (113,833,446)         (506,977,454)                   --                   (1)
                                               -------------        --------------         -------------        -------------
CHANGE IN CLASS A SHARES                          22,855,910           (29,533,395)                   --                   --
                                               -------------        --------------         -------------        -------------
...............................................................................................................................
CLASS B SHARES:
   Reinvested                                            479                   440                    --                   --
   Redeemed                                              (10)                   --                    --                   --
                                               -------------        --------------         -------------        -------------
CHANGE IN CLASS B SHARES                                 469                   440                    --                   --
                                               -------------        --------------         -------------        -------------
..............................................................................................................................
CLASS D SHARES:
   Issued                                        311,697,331         1,058,010,846            70,981,124          375,750,569
   Reinvested                                      1,444,293             1,681,669             1,342,217            2,385,230
   Redeemed                                     (329,466,528)         (974,751,285)         (130,830,966)        (367,746,779)
                                               -------------        --------------         -------------        -------------
CHANGE IN CLASS D SHARES                         (16,324,904)           84,941,230           (58,507,625)          10,389,020
                                               -------------        --------------         -------------        -------------
...............................................................................................................................
CLASS I SHARES:
   Issued                                         26,244,364           291,647,060                    --                   --
   Reinvested                                        514,155               835,178                    --                   --
   Redeemed                                      (36,259,917)         (261,965,839)                   --                   --
                                               -------------        --------------         -------------        -------------
CHANGE IN CLASS I SHARES                          (9,501,398)           30,516,399                    --                   --
                                               -------------        --------------         -------------        -------------
...............................................................................................................................
CLASS Y SHARES:
   Issued                                        162,444,337           314,001,232           108,757,582          230,888,857
   Reinvested                                        820,374             1,164,753               378,205              323,005
   Redeemed                                      (61,605,929)         (440,028,479)         (139,807,569)        (189,503,323)
                                               -------------        --------------         -------------        -------------
CHANGE IN CLASS Y SHARES                         101,658,782          (124,862,494)          (30,671,782)          41,708,539
                                               -------------        --------------         -------------        -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                  $  98,688,859        $  (38,937,820)        $ (89,179,407)       $  52,097,559
                                               -------------        --------------         -------------        -------------
                                               -------------        --------------         -------------        -------------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    29

--------------------------------------------------------------------------------
          HSBC INVESTOR MONEY MARKET FUND
          FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                             INVESTMENT ACTIVITIES          DIVIDENDS
                                            -----------------------   ----------------------
                                NET ASSET
                                 VALUE,        NET       TOTAL FROM      NET
                                BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001       $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (d) $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (d) $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS D SHARES
Year ended October 31, 2001       $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002        1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002 (d) $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.03         0.03        (0.03)       (0.03)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)

CLASS Y SHARES
Year ended October 31, 2001       $1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2002        1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.03         0.03        (0.03)       (0.03)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------------
                                NET ASSET                   NET ASSETS      RATIO OF        RATIO OF NET          RATIO OF
                                 VALUE,                     AT END OF     EXPENSES TO     INVESTMENT INCOME       EXPENSES
                                 END OF       TOTAL           PERIOD      AVERAGE NET        TO AVERAGE          TO AVERAGE
                                 PERIOD     RETURN(A)        (000'S)       ASSETS(B)        NET ASSETS(B)     NET ASSETS(B)(C)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001       $1.00       4.38%         $  426,886       0.74%              4.34%              0.74%
Year ended October 31, 2002        1.00       1.49%            390,920       0.72%              1.49%              0.72%
Year ended October 31, 2003        1.00       0.70%            326,320       0.71%              0.71%              0.71%
Year ended October 31, 2004        1.00       0.57%            301,384       0.72%              0.56%              0.72%
Year ended October 31, 2005        1.00       2.17%            243,772       0.73%              2.10%              0.73%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.87%            334,599       0.73%              3.77%              0.73%
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (d) $1.00       1.64%         $       19       1.34%              2.81%              1.34%
Year ended October 31, 2002        1.00       0.64%                331       1.32%              0.74%              1.32%
Year ended October 31, 2003        1.00       0.29%                299       1.12%              0.29%              1.31%
Year ended October 31, 2004        1.00       0.23%                195       1.04%              0.23%              1.32%
Year ended October 31, 2005        1.00       1.56%                 88       1.33%              1.40%              1.33%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.57%                100       1.33%              3.15%              1.33%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (d) $1.00       1.59%         $  133,640       1.35%              2.57%              1.35%
Year ended October 31, 2002        1.00       0.88%            200,929       1.32%              0.86%              1.32%
Year ended October 31, 2003        1.00       0.30%            153,124       1.10%              0.30%              1.31%
Year ended October 31, 2004        1.00       0.23%            170,451       1.05%              0.23%              1.32%
Year ended October 31, 2005        1.00       1.56%            195,246       1.33%              1.54%              1.33%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.57%            198,344       1.33%              3.15%              1.33%
--------------------------------------------------------------------------------------------
CLASS D SHARES
Year ended October 31, 2001       $1.00       4.54%         $  913,924       0.59%              4.18%              0.59%
Year ended October 31, 2002        1.00       1.64%            807,638       0.57%              1.64%              0.57%
Year ended October 31, 2003        1.00       0.85%            825,998       0.56%              0.84%              0.56%
Year ended October 31, 2004        1.00       0.72%          1,013,427       0.57%              0.72%              0.57%
Year ended October 31, 2005        1.00       2.32%          1,351,695       0.58%              2.36%              0.58%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.94%          1,931,259       0.58%              3.91%              0.58%
--------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002 (d) $1.00       1.54%         $2,200,424       0.20%              1.86%              0.21%
Year ended October 31, 2003        1.00       1.22%          3,116,473       0.20%              1.19%              0.21%
Year ended October 31, 2004        1.00       1.09%          2,777,675       0.20%              1.07%              0.22%
Year ended October 31, 2005        1.00       2.71%          1,476,725       0.20%              2.55%              0.23%
Six months ended April 30,
 2006 (unaudited)                  1.00       2.13%          1,536,749       0.20%              4.26%              0.23%
--------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001       $1.00       4.80%         $  784,035       0.34%              4.39%              0.34%
Year ended October 31, 2002        1.00       1.89%            699,936       0.32%              1.88%              0.32%
Year ended October 31, 2003        1.00       1.10%            688,510       0.31%              1.10%              0.31%
Year ended October 31, 2004        1.00       0.97%            512,827       0.32%              0.95%              0.32%
Year ended October 31, 2005        1.00       2.58%            420,576       0.33%              2.49%              0.33%
Six months ended April 30,
 2006 (unaudited)                  1.00       2.07%            408,789       0.33%              4.13%              0.33%
--------------------------------------------------------------------------------------------

 *  Less than $0.005 per share.
(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class B Shares commenced operations on April 4, 2001.
    Class C Shares commenced operations on March 23, 2001.
    Class I Shares commenced operations on January 9, 2002.
See notes to financial statements.


30    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
         HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
         FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------
                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001            $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30, 2006
 (unaudited)                            1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001            $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30, 2006
 (unaudited)                            1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------
CLASS D SHARES
Year ended October 31, 2001            $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30, 2006
 (unaudited)                            1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (d)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005 (e)         1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30, 2006
 (unaudited) (f)                        1.00          --           --           --           --
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001            $1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2002             1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30, 2006
 (unaudited)                            1.00        0.02         0.02        (0.02)       (0.02)

                                                                                         RATIOS/SUPPLEMENTARY DATA
                                                          ---------------------------------------------------------------------
                               NET ASSET                  NET ASSETS        RATIO OF          RATIO OF NET          RATIO OF
                                VALUE,                    AT END OF       EXPENSES TO       INVESTMENT INCOME       EXPENSES
                                END OF       TOTAL          PERIOD        AVERAGE NET          TO AVERAGE          TO AVERAGE
                                PERIOD     RETURN(a)       (000'S)         ASSETS(b)          NET ASSETS(b)     NET ASSETS(b)(c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001        $1.00       4.21%         $864,287          0.73%                4.20%               0.73%
Year ended October 31, 2002         1.00       1.23%          780,008          0.72%                1.23%               0.72%
Year ended October 31, 2003         1.00       0.53%          606,108          0.72%                0.54%               0.72%
Year ended October 31, 2004         1.00       0.53%          640,096          0.73%                0.53%               0.73%
Year ended October 31, 2005         1.00       2.09%          725,469          0.73%                2.08%               0.74%
Six months ended April 30, 2006
 (unaudited)                        1.00       1.84%          816,166          0.73%                3.70%               0.73%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001        $1.00       3.59%         $    144          1.33%                3.49%               1.33%
Year ended October 31, 2002         1.00       0.62%               16          1.32%                0.74%               1.32%
Year ended October 31, 2003         1.00       0.26%               17          0.98%                0.26%               1.34%
Year ended October 31, 2004         1.00       0.28%               17          0.98%                0.28%               1.34%
Year ended October 31, 2005         1.00       1.72%                1          1.32%                1.10%               1.32%
Six months ended April 30, 2006
 (unaudited)                        1.00       1.59%                1          1.33%                3.13%               1.33%
--------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year ended October 31, 2001        $1.00       4.37%          $778,767          0.58%                4.25%               0.58%
Year ended October 31, 2002         1.00       1.38%           557,974          0.57%                1.39%               0.57%
Year ended October 31, 2003         1.00       0.68%           577,991          0.57%                0.66%               0.57%
Year ended October 31, 2004         1.00       0.68%           517,500          0.58%                0.67%               0.58%
Year ended October 31, 2005         1.00       2.24%           525,937          0.58%                2.21%               0.59%
Six months ended April 30, 2006
 (unaudited)                        1.00       1.91%           627,633          0.58%                3.84%               0.58%
--------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (d)  $1.00       0.01%          $      0**        0.20%                0.93%               0.21%
Year ended October 31, 2005 (e)     1.00       0.73%                 0**        0.20%                3.08%               0.24%
Six months ended April 30, 2006
 (unaudited) (f)                    1.00       0.00%                 0**           --                   --                  --
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001        $1.00       4.63%          $166,269          0.33%                4.52%               0.33%
Year ended October 31, 2002         1.00       1.63%           223,729          0.32%                1.62%               0.32%
Year ended October 31, 2003         1.00       0.94%           382,645          0.32%                0.93%               0.32%
Year ended October 31, 2004         1.00       0.93%           337,343          0.32%                0.91%               0.32%
Year ended October 31, 2005         1.00       2.50%           465,996          0.34%                2.49%               0.34%
Six months ended April 30, 2006
 (unaudited)                        1.00       2.04%           498,547          0.33%                4.08%               0.33%
-----------------------------------------------------------------------------------------------------------------------------------

*   Less than $0.005 per share.
**  Less than $500.
(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class I commenced operations on December 24, 2003 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 10 days during the period.
(e) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 89 days during the period.
(f) During the period, Class I shares had no operations.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    31

--------------------------------------------------------------------------------
       HSBC INVESTOR TAX-FREE MONEY MARKET FUND
       FINANCIAL HIGHLIGHTS

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   INVESTMENT ACTIVITIES          DIVIDENDS
                                                  -----------------------   ----------------------
                                      NET ASSET
                                        VALUE,        NET       TOTAL FROM      NET
                                      BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                      OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (d)    $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005 (e)       1.00          --           --           --           --
Six months ended April 30,
 2006 (unaudited) (f)                 1.00        0.00*        0.00*        0.00 *       0.00 *
--------------------------------------------------------------------------------------------------
CLASS D SHARES
Period ended October 31, 2004 (g)    $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005           1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                     1.00        0.01         0.01        (0.01)       (0.01)
--------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (d)    $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005 (h)       1.00        0.00*        0.00*       (0.00)*      (0.00)*
Six months ended April 30,
 2006 (unaudited) (i)                 1.00          --           --           --           --
--------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (g)    $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005           1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                     1.00        0.01         0.01        (0.01)       (0.01)

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                             ------------------------------------------------------------------
                                     NET ASSET               NET ASSETS      RATIO OF        RATIO OF NET          RATIO OF
                                      VALUE,                 AT END OF     EXPENSES TO     INVESTMENT INCOME       EXPENSES
                                      END OF       TOTAL       PERIOD      AVERAGE NET        TO AVERAGE          TO AVERAGE
                                      PERIOD     RETURN(a)    (000'S)       ASSETS(b)        NET ASSETS(b)     NET ASSETS(b)(c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (d)   $1.00        0.00%      $     0**         0.44%              0.51%               2.12%
Year ended October 31, 2005 (e)      1.00          --             0**           --                 --                  --
Six months ended April 30,
 2006 (unaudited) (f)                1.00        0.05%            2           0.75%              3.71%               1.24%
-------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Period ended October 31, 2004 (g)   $1.00        0.23%      $ 3,248           0.27%              1.34%               1.50%
Year ended October 31, 2005          1.00        1.60%       11,892           0.57%              1.71%               1.11%
Six months ended April 30,
 2006 (unaudited)                    1.00        1.23%       11,230           0.62%              2.46%               1.07%
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (d)   $1.00        0.12%      $     0**         0.00%              1.07%               1.80%
Year ended October 31, 2005 (h)      1.00        0.15%            0**         0.33%              2.11%               0.74%
Six months ended April 30,
 2006 (unaudited) (i)                1.00          --             0**           --                 --                  --
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (g)   $1.00        0.50%      $15,544           0.03%              1.27%               1.48%
Year ended October 31, 2005          1.00        1.86%       26,569           0.31%              1.86%               0.87%
Six months ended April 30,
 2006 (unaudited)                    1.00        1.35%       16,687           0.37%              2.69%               0.82%
-------------------------------------------------------------------------------------------------------------------------------

  *  Less than $0.005 per share.
 **  Less than $500.
(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b)  Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class A Shares commenced operations on August 27, 2004 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 5 days during the period. Class I Shares commenced operations on June 25, 2004 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 40 days during the period.
(e) During the period, Class A shares had no operations, Net Assets at the end of the year represent seed money.
(f) Class A was operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 6 days during the period.
(g) Class D Shares commenced operations on August 24, 2004. Class Y commenced operations on June 7, 2004.
(h) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 27 days during the period.
(i)  During the period, Class I shares had no operations.


See notes to financial statements.

32    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                               HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
                                                            FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------
                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001            $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005             1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30, 2006
 (unaudited)                            1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001 (e)        $1.00          --           --           --           --
Year ended October 31, 2002             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005             1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30, 2006
 (unaudited)                            1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (f)      $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004 (g)         1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005 (h)         1.00          --           --           --           --
Six months ended April 30, 2006
 (unaudited) (h)                        1.00          --           --           --           --
-------------------------------------------------------------------------------------------------
CLASS D SHARES
Year ended October 31, 2001            $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                           -------------------------------------------------------------------------
                                NET ASSET                     NET ASSETS        RATIO OF          RATIO OF NET          RATIO OF
                                 VALUE,                       AT END OF       EXPENSES TO       INVESTMENT INCOME       EXPENSES
                                 END OF       TOTAL             PERIOD        AVERAGE NET          TO AVERAGE          TO AVERAGE
                                 PERIOD     RETURN(a)          (000'S)         ASSETS(b)          NET ASSETS(b)     NET ASSETS(b)(c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001       $1.00       2.47%            $126,585          0.72%                2.48%               0.72%
Year ended October 31, 2002        1.00       0.82%             146,759          0.70%                0.82%               0.70%
Year ended October 31, 2003        1.00       0.46%             150,169          0.70%                0.46%               0.70%
Year ended October 31, 2004        1.00       0.40%             217,659          0.70%                0.42%               0.70%
Year ended October 31, 2005        1.00       1.46%(d)          128,218          0.70%(d)             1.38%(d)            0.71%
Six months ended April 30, 2006
 (unaudited)                       1.00       1.18%             126,654          0.69%                2.38%               0.69%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001 (e)   $1.00          --            $      0**           --                   --                  --
Year ended October 31, 2002        1.00       0.06%                  17          1.28%                0.19%               1.28%
Year ended October 31, 2003        1.00       0.27%                  17          0.89%                0.27%               1.28%
Year ended October 31, 2004        1.00       0.26%                 683          0.96%                0.26%               1.31%
Year ended October 31, 2005        1.00       0.85%(d)              228          1.29%(d)             0.77%(d)            1.31%
Six months ended April 30, 2006
 (unaudited)                       1.00       0.88%                  97          1.29%                1.75%               1.29%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (f) $1.00       0.88%            $      1          1.37%                1.40%               1.37%
Year ended October 31, 2002        1.00       0.14%                   0          1.16%                0.36%               1.33%
Year ended October 31, 2003        1.00       0.06%                  24          0.71%                0.26%               1.30%
Year ended October 31, 2004 (g)    1.00       0.06%                   0**        0.78%                0.26%               1.29%
Year ended October 31, 2005 (h)    1.00          --                   0**           --                   --                  --
Six months ended April 30, 2006
 (unaudited) (h)                   1.00          --                   0**           --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year ended October 31, 2001       $1.00       2.63%            $182,326          0.57%                2.44%               0.57%
Year ended October 31, 2002        1.00       0.97%             226,280          0.55%                0.97%               0.55%
Year ended October 31, 2003        1.00       0.61%             201,277          0.55%                0.61%               0.55%
Year ended October 31, 2004        1.00       0.56%             171,151          0.55%                0.54%               0.55%
Year ended October 31, 2005        1.00       1.61%(d)          189,538          0.55%(d)             1.61%(d)            0.56%
Six months ended April 30, 2006
 (unaudited)                            1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001            $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30, 2006
 (unaudited)                            1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
Six months ended April 30, 2006
 (unaudited)                            1.00       1.26%             202,018          0.54%                2.54%               0.54%
CLASS Y SHARES
Year ended October 31, 2001            $1.00       2.88%            $ 71,289          0.32%                2.76%               0.32%
Year ended October 31, 2002             1.00       1.22%             107,422          0.30%                1.21%               0.30%
Year ended October 31, 2003             1.00       0.86%             167,776          0.30%                0.86%               0.30%
Year ended October 31, 2004             1.00       0.81%              98,260          0.30%                0.79%               0.30%
Year ended October 31, 2005             1.00       1.86%(d)          280,683          0.30%(d)             1.89%(d)            0.31%
Six months ended April 30, 2006
 (unaudited)                            1.00       1.39%             257,211          0.29%                2.78%               0.29%
-------------------------------------------------------------------------------------------------

  *  Less than $0.005 per share.
 **  Less than $500.
(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b)  Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares and Class Y Shares, respectively.
(e) During the period, Class B Shares had no operations. Net assets at the end of the period represent seed money.
(f)  Class C Shares commenced operations on March 19, 2001.
(g) Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 81 days during the period.
(h) During the period, Class C Shares had no operations. Net assets at the end of the period represent seed money.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS   33

--------------------------------------------------------------------------------
          HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
          INDICATED.

                                             INVESTMENT ACTIVITIES          DIVIDENDS
                                            -----------------------   ----------------------
                                NET ASSET
                                 VALUE,        NET       TOTAL FROM      NET
                                BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2001
 (d)                              $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004
 (d)                              $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005        1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.01         0.01        (0.01)       (0.01)
--------------------------------------------------------------------------------------------
CLASS D SHARES
Period ended October 31, 2001
 (d)                              $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004
 (e)                              $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005
 (f)                               1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001
 (d)                              $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31,
--------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                            -------------------------------------------------------------------
                                NET ASSET                   NET ASSETS      RATIO OF        RATIO OF NET          RATIO OF
                                 VALUE,                     AT END OF     EXPENSES TO     INVESTMENT INCOME       EXPENSES
                                 END OF       TOTAL           PERIOD      AVERAGE NET        TO AVERAGE          TO AVERAGE
                                 PERIOD     RETURN(A)        (000'S)       ASSETS(B)        NET ASSETS(B)     NET ASSETS(B)(C)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2001
 (d)                              $1.00       1.10%          $    186        0.80%              2.39%               1.16%
Year ended October 31, 2002        1.00       1.00%           156,661        0.80%              0.83%               0.81%
Year ended October 31, 2003        1.00       0.35%            73,217        0.77%              0.38%               0.80%
Year ended October 31, 2004        1.00       0.39%            85,882        0.71%              0.39%               0.76%
Year ended October 31, 2005        1.00       1.89%            56,307        0.76%              1.84%               0.76%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.65%            79,155        0.78%              3.35%               0.78%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004
 (d)                              $1.00       0.04%          $     38        1.31%              0.18%               1.35%
Year ended October 31, 2005        1.00       1.29%                39        1.36%              1.28%               1.36%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.34%                39        1.38%              2.70%               1.38%
--------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Period ended October 31, 2001
 (d)                              $1.00       1.26%          $ 28,282        0.65%              2.58%               0.98%
Year ended October 31, 2002        1.00       1.15%            97,788        0.65%              1.09%               0.71%
Year ended October 31, 2003        1.00       0.50%           147,547        0.62%              0.46%               0.66%
Year ended October 31, 2004        1.00       0.54%           208,633        0.56%              0.54%               0.60%
Year ended October 31, 2005        1.00       2.04%           293,480        0.62%              2.08%               0.62%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.72%           277,124        0.63%              3.45%               0.63%
--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004
 (e)                              $1.00       0.02%          $      0**      0.17%              0.77%               0.23%
Year ended October 31, 2005
 (f)                               1.00       2.02%            30,518        0.20%              2.62%               0.26%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.98%            21,004        0.20%              3.82%               0.28%
--------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001
 (d)                              $1.00       1.40%          $ 22,710        0.40%              2.78%               0.75%
Year ended October 31, 2002        1.00       1.41%            36,841        0.40%              1.38%               0.51%
Year ended October 31, 2003        1.00       0.75%            31,199        0.36%              0.78%               0.39%


Six months ended April 30,
 2004                              1.00       0.79%           172,704        0.31%              0.82%               0.35%
Year ended October 31, 2005        1.00       2.30%            47,804        0.36%              2.13%               0.36%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.85%           149,457        0.38%              3.73%               0.38%
--------------------------------------------------------------------------------------------------------------------------

 * Less than $0.005 per share.
 ** Less than $500.
(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class A Shares commenced operations on May 24, 2001.
    Class B Shares commenced operations on August 13, 2004.
    Class D Shares commenced operations on May 14, 2001.
    Class Y Shares commenced operations on May 11, 2001.
(e) Class I Shares commenced operations on December 30, 2003 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 13 days during the period.
(f) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period.

See notes to financial statements.

34    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
          HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
         INDICATED.

                                             INVESTMENT ACTIVITIES          DIVIDENDS
                                            -----------------------   ----------------------
                                NET ASSET
                                 VALUE,        NET       TOTAL FROM      NET
                                BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------
CLASS D SHARES
Period ended October 31, 2002
 (d)                              $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.01         0.01        (0.01)       (0.01)
--------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2002
 (d)                              $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30,
 2006 (unaudited)                  1.00        0.01         0.01        (0.01)       (0.01)
--------------------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTARY DATA
                                                            ---------------------------------------------------------------
                                NET ASSET                   NET ASSETS      RATIO OF        RATIO OF NET        RATIO OF
                                 VALUE,                     AT END OF     EXPENSES TO     INVESTMENT INCOME    EXPENSES TO
                                 END OF       TOTAL           PERIOD      AVERAGE NET        TO AVERAGE        AVERAGE NET
                                 PERIOD     RETURN(A)        (000'S)       ASSETS(B)        NET ASSETS(B)     ASSETS(B)(C)
---------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Period ended October 31, 2002
 (d)                              $1.00       0.37%          $ 99,677        0.40%              0.99%             0.71%
Year ended October 31, 2003        1.00       0.59%            83,650        0.51%              0.60%             0.71%
Year ended October 31, 2004        1.00       0.58%           122,260        0.52%              0.59%             0.71%
Year ended October 31, 2005        1.00       1.64%(e)        132,649        0.50%(e)           1.64%(e)          0.65%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.24%            74,141        0.57%              2.46%             0.72%
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2002
 (d)                              $1.00       0.39%          $  1,035        0.09%              1.37%             0.45%
Year ended October 31, 2003        1.00       0.84%             4,747        0.27%              0.78%             0.47%
Year ended October 31, 2004        1.00       0.83%             2,013        0.27%              0.82%             0.46%
Year ended October 31, 2005        1.00       1.89%(e)         43,722        0.25%(e)           2.04%(e)          0.40%
Six months ended April 30,
 2006 (unaudited)                  1.00       1.36%            13,050        0.31%              2.69%             0.46%
---------------------------------------------------------------------------------------------------------------------------

 *  Less than $0.005 per share.
(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class D Shares commenced operations on June 17, 2002.
    Class Y Shares commenced operations on July 18, 2002.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. There was no rounded impact to the net expense ratio, net income ratio or total return for Class D Shares and Class Y Shares.

See notes to financial statements.


                                             HSBC INVESTOR FAMILY OF FUNDS    35

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS

 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED)

1.  ORGANIZATION:

        HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company. As of April 30, 2006, the Trust is comprised of 24 separate funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial notes are presented for the following 6 funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                                   SHORT NAME
----                                                   ----------
HSBC Investor Money Market Fund                        Money Market Fund
HSBC Investor U.S. Government Money Market Fund        U.S. Government Money Market Fund
HSBC Investor Tax-Free Money Market Fund               Tax-Free Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund      N.Y. Tax-Free Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund          U.S. Treasury Money Market Fund
HSBC Investor California Tax-Free Money Market         California Tax-Free Money Market
  Fund                                                 Fund

        Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, and Class Y Shares. In addition, the Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges.

        Under the Trust's organizational documents, the Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Investments of the Funds are valued at amortized cost, which approximates market value, except for investments in other money market funds, which are priced at net asset value as reported by such companies. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        During the period, security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

36    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS

         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid.

        At April 30, 2006, the HSBC Money Market Fund held illiquid securities, representing 3.40% of net assets, as follows:

                                    ACQUISITION   ACQUISITION     PRINCIPAL
SECURITY                               DATE           COST        AMOUNT($)       VALUE($)
--------                               ----           ----        ---------       --------
MONEY MARKET FUND
Goldman Sachs Group, 5.02%,
  7/26/06.........................   7/26/2005     150,000,000    150,000,000    150,000,000

    SECURITIES LOANS:

        To generate additional income, the Money Market Fund, U.S. Government Money Market Fund, N.Y. Tax-Free Money Market Fund, and California Tax-Free Money Market Fund may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value of the loaned securities. HSBC Bank USA ('HSBC Bank'), an affiliate of the Investment Adviser (defined below), acts as the securities lending agent for this activity. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily and adjusted if needed, to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC Bank to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC Bank, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. At April 30, 2006 the Funds had no securities on loan.

    REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a 'primary dealer' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    LINE OF CREDIT:

        The Funds may borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

                                             HSBC INVESTOR FAMILY OF FUNDS    37

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS

 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

        During the period ended April 30, 2006, the details of the borrowings were as follows (based on actual number of days on which the respective Fund borrowed monies):

                                                                AVERAGE     AVERAGE
                                                                AMOUNT      INTEREST
FUND                                                          OUTSTANDING     RATE
----                                                          -----------     ----
Tax-Free Money Market Fund..................................  $  382,120     4.50%
New York Tax-Free Money Market Fund.........................   8,476,040     4.65%
U.S. Treasury Money Market Fund.............................   1,046,874     4.34%
California Tax-Free Money Market Fund.......................   2,406,407     4.85%

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all series within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

        The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments pursuant to an Investment Advisory Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
Money Market Fund...........................................    0.10%
U.S. Government Money Market Fund...........................    0.10%
Tax-Free Money Market Fund..................................    0.10%
N.Y. Tax-Free Money Market Fund.............................    0.10%
U.S. Treasury Money Market Fund.............................    0.10%
California Tax-Free Money Market Fund.......................    0.10%

38    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS

         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

        HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
Money Market Fund...........................................    0.10%
U.S. Government Money Market Fund...........................    0.10%
Tax-Free Money Market Fund..................................    0.10%
N.Y. Tax-Free Money Market Fund.............................    0.05%
U.S. Treasury Money Market Fund.............................    0.10%
California Tax-Free Money Market Fund.......................    0.10%

        All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

    ADMINISTRATION:

        HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS FEE RATE                    FEE RATE
------------------------------------------                    --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. HSBC may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

        Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trust's sub-administrator subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points), which is retained by HSBC.

        The administration fees accrued for each class by Fund are as follows:

                                        U.S.                      NEW YORK        U.S.       CALIFORNIA
                                     GOVERNMENT     TAX-FREE      TAX-FREE      TREASURY      TAX-FREE
                          MONEY         MONEY         MONEY         MONEY         MONEY         MONEY
                       MARKET FUND   MARKET FUND   MARKET FUND   MARKET FUND   MARKET FUND   MARKET FUND
                       -----------   -----------   -----------   -----------   -----------   -----------
Class A..............  $  114,448     $296,634       $    --      $ 46,094      $ 24,726       $    --
Class B..............          35           --            --            62            14            --
Class C..............      73,770           --            --            --            --            --
Class D..............     542,153      209,764         4,610        85,277       108,652        39,729
Class I..............     658,527           --            --            --         9,828            --
Class Y..............     155,494      188,375         7,313       103,021        20,607        11,491
                       ----------     --------       -------      --------      --------       -------
    Total............  $1,544,427     $694,773       $11,923      $234,454      $163,827       $51,220
                       ----------     --------       -------      --------      --------       -------
                       ----------     --------       -------      --------      --------       -------

        Under a Compliance Services Agreement between the Funds' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $117,433 for the period ended April 30, 2006,

                                             HSBC INVESTOR FAMILY OF FUNDS    39

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS

 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as 'Compliance service'. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

        All administration fee waivers are voluntary and not subject to recoupment in subsequent fiscal periods.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves the Trust as Distributor (the 'Distributor'). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25%, 0.75%, 0.75% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares, Class C Shares and Class D Shares (currently not being charged) of the Fund, respectively. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing each Fund's shares. BISYS, as Distributor, received $1,125,165 in commissions from sales of HSBC Investor Family of Funds, of which $1,124,903 was reallowed to affiliated brokers and dealers.

        All distribution fee waivers are voluntary and not subject to recoupment in subsequent fiscal periods.

    SHAREHOLDER SERVICING:

        The Trust has entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee that is computed daily and paid monthly equal to 0.60%, 0.25%, 0.25%, and 0.25% of average daily net assets of Class A Shares, Class B Shares, Class C Shares and
    Class D Shares of the Fund, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed, in the aggregate, 0.85%, 1.00%, 1.00% and 0.50% annually of each Fund's average daily net assets of Class A Shares, Class B Shares, Class C Shares and
    Class D Shares, respectively.

    FUND ACCOUNTING, TRANSFER AGENT, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the Funds. As transfer agent for the Funds, BISYS receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Compensation paid to HSBC for services to the Funds as custodian is presented in the Statements of Operations as custodian fees.

        All waivers are voluntary and not subject to recoupment in subsequent fiscal periods.

        Each of the six non-interested Trustees are compensated with a $24,000 annual Board retainer, as well as a $1,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

    OTHER:

        For its services as securities lending agent, HSBC Bank (see note
    2 -- Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Funds. Income from securities lending, net of related expenses, is recorded as earned income by the Funds. The Funds did not lend any securities and therefore, HSBC Bank did not collect any fees for securities lending activities for the period ended April 30, 2006.

40    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS

         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the annual total expenses, exclusive of interest, taxes, brokerage commissions, interest, and extraordinary expenses, of the Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. Each Fund Class has its own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                       EXPENSE
FUND                                                          CLASS  LIMITATIONS
----                                                          -----  -----------
Money Market Fund...........................................    I        0.20%
U.S. Government Money Market Fund...........................    I        0.20%
U.S. Treasury Money Market Fund.............................    I        0.20%
California Tax-Free Money Market Fund.......................    A        0.80%*
California Tax-Free Money Market Fund.......................    B        1.40%*
California Tax-Free Money Market Fund.......................    C        1.40%*
California Tax-Free Money Market Fund.......................    D        0.65%
California Tax-Free Money Market Fund.......................    Y        0.40%

    -------------

    * These classes have not commenced operations as of April 30, 2006.

        All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

4.  CONCENTRATION OF CREDIT RISK:

        The N.Y. Tax-Free Money Market Fund and California Tax-Free Money Market Fund invest primarily in debt obligations issued by the State of New York and the State of California, respectively, and their respective political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of New York and California municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

5.  FEDERAL INCOME TAX INFORMATION:

        At April 30, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes were as follows:

                                                      TAX UNREALIZED   TAX UNREALIZED
FUND                                     TAX COST      APPRECIATION     DEPRECIATION      NET
----                                     --------      ------------     ------------      ---
U.S. Treasury Money Market Fund......  $528,392,549       $   --          $(4,701)      $(4,701)

        Cost for financial reporting and federal income tax purposes and the same for the Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and the California Tax-Free Money Market Fund.

                                             HSBC INVESTOR FAMILY OF FUNDS    41

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS

 INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED) -- APRIL 30, 2006 (CONTINUED)

        The Board of Trustees (the 'Board of Trustees') of the HSBC Investor Trust, HSBC Advisor Trust and HSBC Portfolio Trust (collectively, the 'Trusts'), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the 'Existing Funds') at an in-person meeting held on December 12, 2005. For the HSBC Investor High Yield Fixed Income Fund and HSBC Investor High Yield Fixed Income Portfolio (the 'High Yield Funds') the Board of Trustees reviewed and approved the initial investment advisory agreement on June 13, 2005 (the Existing Funds and High Yield Funds are collectively referred to as the 'Funds' and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the 'Agreements').

        In determining whether it was appropriate to approve the Agreements for the Funds, the Board of Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided for each Fund, the Board of Trustees determined that the relevant Agreement is consistent with the best interests of the Funds and their shareholders, and enables the Funds to receive high quality services at a cost that is appropriate and reasonable. The Board of Trustees made these determinations on the basis of the following considerations, among others:

        - Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser (and, as applicable to the Equity Funds, the sub-advisers), in light of the high quality services provided to the Funds, and each Fund's historic performance. In the case of the High Yield Funds, the Board of Trustees considered the historical performance and experience of the management team in managing other mutual funds having similar investment objectives. For the High Yield Funds and other Fixed Income Funds, the Board also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Board of Trustees also considered the general and administrative and marketing services provided to the Funds by the Adviser. With respect to the Equity Funds, the Board considered the capabilities and performance of the Adviser's Multimanager unit. The Board of Trustees also considered the sufficiency of the Adviser's capabilities and oversight for both internally managed Funds as well as the sub-advised Equity Funds. The Board of Trustees further considered the Adviser's and Sub-Advisers' ability to obtain best execution on portfolio transactions.

        - Investment Performance of the Funds, Adviser and Sub-Advisers. The Board of Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Board of Trustees also considered the Equity Funds' sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. With respect to the High Yield Funds, the Trustees considered the various measurements of investment performance provided with respect to the high yield team, and the significant achievements by the team in its management of high-yield products.

        - Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. For the Equity Funds, the Board of Trustees concluded that the combined advisory fees payable to the Adviser and each of the Equity Fund's Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

        - Other Relevant Considerations. The Board of Trustees considered the Adviser's and Sub-Adviser's representations regarding staffing and capabilities to manage the Funds. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers.

       Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

42    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
                     TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006

        As a shareholder of the HSBC Investor Funds, you incur ongoing costs, including management fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                           BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                            11/1/05         4/30/06      11/1/05 - 4/30/06   11/1/05 - 4/30/06
                                                            -------         -------      -----------------   -----------------
Money Market Fund                             Class A      $1,000.00       $1,018.70           $3.65               0.73%
                                              Class B       1,000.00        1,015.70            6.65               1.33%
                                              Class C       1,000.00        1,015.70            6.65               1.33%
                                              Class D       1,000.00        1,019.40            2.90               0.58%
                                              Class I       1,000.00        1,021.30            1.00               0.20%
                                              Class Y       1,000.00        1,020.70            1.65               0.33%

U.S. Government Money Market Fund             Class A       1,000.00        1,018.40            3.65               0.73%
                                              Class B       1,000.00        1,019.10            6.66               1.33%
                                              Class D       1,000.00        1,019.10            2.90               0.58%
                                              Class Y       1,000.00        1,020.40            1.65               0.33%

Tax-Free Money Market Fund                    Class A**     1,000.00        1,000.50            0.12               0.75%
                                              Class D       1,000.00        1,012.30            3.09               0.62%
                                              Class Y       1,000.00        1,013.50            1.85               0.37%

N.Y. Tax-Free Money Market Fund               Class A       1,000.00        1,011.80            3.44               0.69%
                                              Class B       1,000.00        1,008.80            6.43               1.29%
                                              Class D       1,000.00        1,012.60            2.69               0.54%
                                              Class Y       1,000.00        1,013.90            1.45               0.29%

U.S. Treasury Money Market Fund               Class A       1,000.00        1,016.50            3.90               0.78%
                                              Class B       1,000.00        1,013.40            6.89               1.38%
                                              Class D       1,000.00        1,017.20            3.15               0.63%
                                              Class I       1,000.00        1,019.80            1.00               0.20%
                                              Class Y       1,000.00        1,018.50            1.90               0.38%

California Tax-Free Money Market Fund         Class D       1,000.00        1,012.40            2.84               0.57%
                                              Class Y       1,000.00        1,013.60            1.55               0.31%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

 ** Information shown reflects values using the expense ratios and rates of return for the period from April 25, 2006 to April 30, 2006.

                                             HSBC INVESTOR FAMILY OF FUNDS    43

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                            11/1/05         4/30/06      11/1/05 - 4/30/06   11/1/05 - 4/30/06
                                                            -------         -------      -----------------   -----------------
Money Market Fund                             Class A      $1,000.00       $1,021.17           $3.66               0.73%
                                              Class B       1,000.00        1,018.20            6.66               1.33%
                                              Class C       1,000.00        1,018.20            6.66               1.33%
                                              Class D       1,000.00        1,021.92            2.91               0.58%
                                              Class I       1,000.00        1,023.80            1.00               0.20%
                                              Class Y       1,000.00        1,023.16            1.66               0.33%

U.S. Government Money Market Fund             Class A       1,000.00        1,021.17            3.66               0.73%
                                              Class B       1,000.00        1,018.20            6.66               1.33%
                                              Class D       1,000.00        1,021.92            2.91               0.58%
                                              Class Y       1,000.00        1,023.16            1.66               0.33%

Tax-Free Money Market Fund                    Class A **    1,000.00        1,021.08            3.76               0.75%
                                              Class D       1,000.00        1,021.72            3.11               0.62%
                                              Class Y       1,000.00        1,022.96            1.86               0.37%

N.Y. Tax-Free Money Market Fund               Class A       1,000.00        1,021.37            3.46               0.69%
                                              Class B       1,000.00        1,018.40            6.46               1.29%
                                              Class D       1,000.00        1,022.12            2.71               0.54%
                                              Class Y       1,000.00        1,023.36            1.45               0.29%

U.S. Treasury Money Market Fund               Class A       1,000.00        1,020.93            3.91               0.78%
                                              Class B       1,000.00        1,017.95            6.90               1.38%
                                              Class D       1,000.00        1,021.67            3.16               0.63%
                                              Class I       1,000.00        1,023.80            1.00               0.20%
                                              Class Y       1,000.00        1,022.91            1.91               0.38%

California Tax-Free Money Market Fund         Class D       1,000.00        1,021.97            2.86               0.57%
                                              Class Y       1,000.00        1,023.26            1.56               0.31%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

 ** Information shown reflects values using the expense ratios and rates of return for the period from April 25, 2006 to April 30, 2006 and has been annualized to reflect values for the period November 1, 2005 to April 30, 2006.

44    HSBC INVESTOR FAMILY OF FUNDS

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the Security and Exchange Commission's website at http://www.sec.gov.

    Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

                     This page intentionally left blank.

HSBC Investor Family of funds:

Investment ADVISER and Administrator
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

Shareholder servicing Agents
For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:
HSBC Investor Funds
P.O. Box 182845 Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT, DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

custodian
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018

Independent Registered
Public Accounting Firm
KPMG LLP 191 West Nationwide Blvd.
Suite 500
Columbus, OH 43215

Legal Counsel
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0009





The dagger symbol shall be expressed as .................................... 'D'

                   Semi-Annual Report
             HSBC Investor LifeLine Funds'TM'

                                     April 30, 2006

                                     HSBC Investor Aggressive
                                     Growth Strategy Fund
          LifeLine
                                     HSBC Investor Growth
                                     Strategy Fund
        It's simple.
                                     HSBC Investor Moderate
                                     Growth Strategy Fund
         It's easy.
                                     HSBC Investor Conservative
                                     Growth Strategy Fund
      It's affordable.
                                     HSBC Investor Conservative
                                     Income Strategy Fund


                          HSBC Investor LifeLine Funds

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  [HSBC LOGO]

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

HSBC Investor Lifeline Funds
Semi Annual Report - April 30, 2006

Chairman's Message ..................................................... 1
Commentary From the Investment Manager ................................. 2
Portfolio Reviews ...................................................... 3
Statements of Assets and Liabilities ...................................20
Statements of Operations ...............................................21
Statements of Changes in Net Assets ....................................22
Financial Highlights ...................................................28
Notes to Financial Statements ..........................................33
Table of Shareholder Expenses ..........................................38
HSBC Investor Portfolios
Schedules of Portfolio Investments
        HSBC Investor Intermediate Duration Fixed Income Portfolio .....40
        HSBC Investor Core Plus Fixed Income Portfolio .................43
        HSBC Investor High Yield Fixed Income Portfolio ................47
        HSBC Investor Growth Portfolio .................................49
        HSBC Investor Value Portfolio ..................................50
        HSBC Investor International Equity Portfolio ...................51
        HSBC Investor Small Cap Equity Portfolio .......................55
Statements of Assets and Liabilities ...................................56
Statements of Operations ...............................................58
Statements of Changes in Net Assets ....................................60
Financial Highlights ...................................................64
Notes to Financial Statements ..........................................65
Investment Adviser Contract Approval ...................................72
Table of Shareholder Expenses ..........................................73


--------------------------------------------------------------------------------
Chairman's Message
--------------------------------------------------------------------------------


Dear Fellow Shareholders:

The phrase, "disinterested trustees" is an important one in the mutual fund industry, although it could easily conjure up the image of a bunch of board people sitting around rubber stamping management decisions. The term actually means "independent of management" and denotes not a lack of interest but loyalty to the shareholders in supporting their vested interest in the funds.

To help the trustees monitor all fund activities, the advisors, sub-advisors and administrators must provide timely and accurate information. The independent trustees then interpret all the data they receive, giving special attention to expenses, performance and compliance.

To perform the tasks of monitoring and decision-making, the board has created various committees:

     o    Audit
          The Audit Committee is composed entirely of independent trustees. The Chair is designated as the Audit Committee Financial Expert and has the required professional qualifications and experience. The Committee meets quarterly to receive reports from management on financial matters of the Funds, as well as those relating to internal controls and compliance with established policies and procedures of the Funds and with pertinent laws and regulations. At each meeting the Committee holds separate executive sessions with the Funds' Treasurer, Chief Compliance Officer and Independent Auditors.

     o    Nominating and Governance
          The Nominating and Governance Committee meets when it is necessary to select new trustees. At this time, the committee establishes what can be called the "job description" for an independent trustee and then solicits nominations. This committee also deals with such issues as ongoing trustee education, board responsibilities, compensation and leadership development.

     o    Valuation
          The Valuation Committee is responsible for overseeing established procedures in determining the appropriate value of the securities held by the individual HSBC Investor Funds and the net asset value per share of each of the funds in the HSBC complex. Working with management, auditors and, especially, the Funds' Chief Compliance Officer, this committee is a watchdog against any aberration in pricing or breach of regulations. The committee's job is not to establish price but to determine and oversee implementation of best practice.

The committee structure allows board members to focus on specific issues so that when the full board meets it has the information it needs to make decisions on behalf of the shareholders, creating efficiency in governance.

The independent trustees and all of the members of fund management wish to take this opportunity to thank you for your continued confidence in the HSBC Investor Funds. As always, should you have any questions or comments, please feel free to contact me.

Yours truly,


LARRY M. ROBBINS
Larry M. Robbins, Chairman, HSBC Investor Funds

1    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                          Commentary From the Investment Manager
--------------------------------------------------------------------------------

HSBC Investments (USA) Inc.

U.S. Economic Review

The U.S. economy expanded at a solid pace during the six-month period between November 1, 2005 and April 30, 2006. Gross domestic product grew at a relatively slow rate during the final two months of 2005, as the economy absorbed the effects of the summer's Gulf Coast hurricanes, but expanded quickly during the first four months of 2006. Strong business spending helped the economy shrug off the negative effects of rising interest rates and high prices on energy and commodities.

Powerful global economic growth contributed to high oil prices, as demand for fuel outstripped supply. A mild winter in the eastern U.S. allowed inventories of heating oil and natural gas to increase. But burgeoning demand from China and concerns that militant activity in Nigeria and nuclear tensions with Iran could disrupt global oil supplies more than offset the effect of higher inventories.

Strong global growth also pushed up prices of other commodities. Gold prices approached $600 an ounce, copper and aluminum traded near their all-time highs, and silver hit its highest level in many decades. Agricultural products also rose in price. In particular, a new push toward crops that could be used to make ethanol raised the prices of sugar and corn.

That environment caused concerns about the potential for higher inflation, despite the fact that strong productivity gains to that point had allowed the economy to absorb higher energy and commodity prices without a significant increase in inflation. The Federal Reserve Board attempted to forestall higher prices by raising interest rates continually during this period, bringing its target short-term rate to 4.75% as of April 30. The Federal Reserve Board (the "Fed") installed a new chairman during this period, as Ben Bernanke succeeded long-time chairman Alan Greenspan.

The Feds interest-rate increases caused yields on short-term bonds to rise. Meanwhile, yields on long-term bonds generally were stable. The bond market briefly experienced an inverted yield curve--an environment in which short-term bonds offer higher yields than long-term bonds--which historically has been a harbinger of recession. The yield curve quickly flattened, however, easing concerns about future economic weakness.

Some observers worried that higher interest rates would lead to a significant decline in the housing market, potentially imperiling consumer spending. Healthy employment reports and increased wage growth helped relieve those fears, however.

Market Review

Stocks generated strong returns for the six-month period. The S&P 500 gained 9.64%, while the Russell 2000 Index of small-cap stocks climbed 18.91%.

Strong corporate earnings and healthy corporate balance sheets helped fuel the stock-market rally. U.S. corporations used their large cash holdings to add value for shareholders in the form of stock buybacks and higher dividend payouts. Merger and acquisition activity also picked up considerably and contributed to stock gains.

Strong global economic growth boosted the returns of stocks in a number of sectors. Shares of industrial firms benefited as the powerful worldwide expansion increased demand for heavy equipment, airplanes and other items; meanwhile, a number of industrial stocks also got a boost from strong defense spending. Materials firms saw their profits increase dramatically as commodity prices climbed, and stocks in that sector posted strong gains. Likewise, shares of energy firms benefited from the high prices of oil and gas. Financial stocks posted good returns despite rising interest rates.

Consumer-oriented stocks generally lagged the broad market, as investors worried about the effects higher interest rates and energy prices would have on consumer spending. Health-care shares were held back by troubles at several large pharmaceuticals firms, while technology stocks produced mixed results.

Strong returns from value-oriented sectors such as energy and commodities, coupled with relatively weak returns from growth sectors such as health care and technology, helped value indices continue a long run of market leadership. Small- and mid-cap stocks significantly outperformed larger shares, also continuing a long-standing trend. Foreign stocks out-gained the U.S. market by a wide margin, with emerging-markets stocks leading the way on the strength of burgeoning emerging economies and surging demand for natural resources.

                                              HSBC INVESTOR FAMILY OF FUNDS    2

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Aggressive Growth Strategy Fund
HSBC Investor Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund
HSBC Investor Conservative Growth Strategy Fund
HSBC Investor Conservative Income Strategy Fund

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk, than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and historically have experienced a greater degree of market volatility than average. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instabilities and fluctuations in currency exchanges.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00.

The HSBC Investor Funds feature a number of funds that are structured as "master/feeder" funds. Under this two-tier structure, one fund (the "feeder fund") invests all of its assets in a second fund (the "master fund"). The LifeLine Funds, through this master/feeder structure, provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Each LifeLine Fund provides an asset allocation option corresponding to different investment objectives and risk tolerances. Each LifeLine Fund is a feeder fund. However, unlike most feeder funds, a LifeLine Fund will not direct all of its assets to a single master fund. Instead, the LifeLine Fund will allocate its assets to different master funds in accordance with its asset allocation model. HSBC Investments (USA) Inc. (the "Adviser"), according to specific target allocations, invested each LifeLine Fund's assets in some or all of the following master funds ("underlying Portfolios"):

HSBC Investor Growth Portfolio ("Growth Portfolio"); HSBC Investor Value Portfolio ("Value Portfolio"); HSBC Investor Small Cap Equity Portfolio ("Small Cap Equity Portfolio"); HSBC Investor International Equity Portfolio ("International Equity Portfolio"); HSBC Investor Core Plus Fixed Income Portfolio ("Core Plus Fixed Income Portfolio"); HSBC Investor High Yield Fixed Income Portfolio (High Yield Fixed Income Fund) HSBC Investor Intermediate Duration Fixed Income Portfolio ("Intermediate Duration Fixed Income Portfolio"), and the HSBC Investor Money Market Fund ("Money Market Fund").

3    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

Effective April 28, 2006 the Lifeline Funds began investing in the HSBC Investor High Yield Fixed Income Portfolio, however due to the short performance period, that investment did not significantly contribute to the LifeLine Funds overall total return for the period ended April 30, 2006. During the last fiscal year, each LifeLine Fund invested in a different combination of the underlying Portfolios according to the various target percentage weightings selected by the Adviser, approximately as set forth in the charts below.


-------------------------------------------------------------------------------------------------------------------------------
                                  HSBC Investor      HSBC Investor   HSBC Investor      HSBC Investor         HSBC Investor
April 28, 2006                  Aggressive Growth       Growth      Moderate Growth  Conservative Growth   Conservative Income
Reallocation                        Strategy           Strategy        Strategy          Strategy              Strategy
Underlying Portfolio                  Fund               Fund            Fund              Fund                  Fund
-------------------------------------------------------------------------------------------------------------------------------

Growth Portfolio                        21%              21%             19%               15%                     8%
Value Portfolio                         21%              21%             18%               15%                     8%
Small Cap Equity Portfolio              34%              20%             11%                5%                   None
International Equity Portfolio          23%              20%             15%               10%                     4%
Core Plus Fixed Income Portfolio       None              17%             31%               20%                    25%
High Yield Fixed Income Portfolio      None             None            None               15%                    25%
Intermediate Duration Fixed
Income Portfolio                         1%               1%              6%               20%                    30%
Money Market Fund                        1%               1%              6%               21%                    30%
Total:                                 100%             100%            100%              100%                   100%




-------------------------------------------------------------------------------------------------------------------------------
                                  HSBC Investor      HSBC Investor   HSBC Investor      HSBC Investor         HSBC Investor
Pre April 28, 2006              Aggressive Growth       Growth      Moderate Growth  Conservative Growth   Conservative Income
Reallocation                        Strategy           Strategy        Strategy          Strategy              Strategy
Underlying Portfolio                  Fund               Fund            Fund              Fund                  Fund
-------------------------------------------------------------------------------------------------------------------------------

Growth Portfolio                       21%              21%               19%               15%                 8%
Value Portfolio                        21%              21%               18%               15%                 8%
Small Cap Equity Portfolio             34%              20%               11%                5%               None
International Equity Portfolio         23%              20%               15%               10%                 4%
Core Plus Fixed Income Portfolio      None              17%               31%               20%                25%
Intermediate Duration Fixed
Income Portfolio                      None             None              None               15%                25%
Money Market Fund                       1%               1%                6%               20%                30%
Total:                                100%             100%              100%              100%               100%



                                             HSBC INVESTOR FAMILY OF FUNDS    4

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Aggressive Growth Strategy Fund


--------------------------------------------------------------------------------
Fund Performance                                 Average Annual Total Return (%)
--------------------------------------------------------------------------------

                                                             Inception     Six         1       Since
As of April 30, 2006                                            Date     Month'D'     Year    Inception
HSBC Investor Aggressive Growth Strategy Fund Class A(1)      2/14/05     11.55       23.62    14.90
HSBC Investor Aggressive Growth Strategy Fund Class B(2)       2/9/05     13.02       25.25    16.68
HSBC Investor Aggressive Growth Strategy Fund Class C(3)       6/9/05     15.96          --    22.39
Aggressive Growth Blended Portfolio Index(4)                              15.30       25.13       --


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

'D'  Aggregate total return.

(1)  Reflects the maximum sales charge of 5.00%.

(2)  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

(3)  Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

(4) The Aggressive Growth Blended Portfolio Index consists of a blend by percentage of the following indices. The 90-Day T-Bill (1%); Russell 1000'r' Growth Index (21%); Russell 1000'r' Value Index (21%); Russell 2500'r' Growth Index (34%) and the MSCI EAFE Index (23%). The 90-Day T-Bill is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government. The Russell 1000 Growth Index measures the performance of those Russell companies with higher price-to-book ratios and higherforecasted growth values. The Russell 1000 Value Index measures the performance of those Russell companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The above indices are unmanaged and do not reflect the fees associated with a mutual fund, and investors cannot directly invest in an index.

5    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth Strategy Fund


--------------------------------------------------------------------------------
Fund Performance                                 Average Annual Total Return (%)
--------------------------------------------------------------------------------


                                                  Inception         Six        1        Since
As of April 30, 2006                                 Date         Month'D'    Year    Inception
HSBC Investor Growth Strategy Fund Class A(1)        2/8/05        8.23       17.50     12.86
HSBC Investor Growth Strategy Fund Class B(2)        2/1/05        9.43       18.89     15.26
HSBC Investor Growth Strategy Fund Class C(3)       4/27/05       12.48       21.90     22.58
Growth Blended Portfolio Index(4)                                 12.20       19.70        --


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

'D'  Aggregate total return.

(1)  Reflects the maximum sales charge of 5.00%.

(2)  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

(3)  Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

(4) The Growth Blended Portfolio Index consists of a blend by percentage of the following indices. The 90-Day T-Bill (1%); Merrill Lynch High Yield Master II Index (2.0%); Lehman Brothers U.S. Aggregate Bond Fund Index (15%); Russell 1000'r' Growth Index (21%); Russell 1000'r' Value Index (21%); Russell 2500'r' Growth Index (20%), and the MSCI EAFE Index (20%). The 90-Day T-Bill is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government. The Merrill Lynch High Yield Master II Index consists of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default. The Lehman Brothers U.S. Aggregate Bond Fund Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Russell 1000 Growth Index measures the performance of those Russell companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The above indices are unmanaged and do not reflect the fees associated with a mutual fund, and investors cannot directly invest in an index.

                                              HSBC INVESTOR FAMILY OF FUNDS    6

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Moderate Growth Strategy Fund

--------------------------------------------------------------------------------
Fund Performance                                 Average Annual Total Return (%)
--------------------------------------------------------------------------------


                                                       Inception       Six      1       Since
As of April 30, 2006                                      Date      Month'D'   Year    Inception
HSBC Investor Moderate Growth Strategy Fund Class A(1)    2/3/05      4.82    11.48      7.97
HSBC Investor Moderate Growth Strategy Fund Class B(2)    2/1/05      5.89    12.43      9.89
HSBC Investor Moderate Growth Strategy Fund Class C(3)   6/10/05      8.97       --     12.05
Moderate Growth Blended Portfolio Index(4)                            9.11    14.60        --


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

'D'  Aggregate total return.

(1)  Reflects the maximum sales charge of 5.00%.

(2)  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

(3)  Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

(4) The Moderate Growth Blended Portfolio Index consists of a blend by percentage of the following indices. The 90-Day T-Bill (6%); Lehman Brothers U.S. Aggregate Bond Fund Index (26%); Merrill Lynch High Yield Master II Index (5.0%); Russell 1000'r' Growth Index (19%); Russell 1000'r' Value Index (18%); Russell 2500'r' Growth Index (11%) and the MSCI EAFE Index (15%). The 90-Day T-Bill is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government. The Merrill Lynch High Yield Master II Index consists of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default. The Lehman Brothers U.S. Aggregate Bond Fund Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Russell 1000 Growth Index measures the performance of those Russell companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The above indices are unmanaged and do not reflect the fees associated with a mutual fund, and investors cannot directly invest in an index.

7    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Conservative Growth Strategy Fund

--------------------------------------------------------------------------------
Fund Performance                                 Average Annual Total Return (%)
--------------------------------------------------------------------------------



                                                                  Inception      Six       1       Since
As of April 30, 2006                                                 Date      Month'D'   Year    Inception
HSBC Investor Conservative Growth Strategy Fund Class A(1)        2/23/05        2.10     6.65      4.28
HSBC Investor Conservative Growth Strategy Fund Class B(2)        2/17/05        3.13     7.51      5.15
HSBC Investor Conservative Growth Strategy Fund Class C(3)        4/19/05        6.06    11.01     11.10
Conservative Growth Blended Portfolio Index(4)                                   6.65    10.59        --



Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

'D'  Aggregate total return.

(1)  Reflects the maximum sales charge of 5.00%.

(2)  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

(3)  Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

(4) The Conservative Growth Blended Portfolio Index consists of a blend by percentage of the following indices. The 90-Day T-Bill (21%); Merrill Lynch High Yield Master II Index (8.0%); Lehman Brothers U.S. Aggregate Bond Fund Index (25%); Lehman Brothers U.S. Interm. Aggregate Bond Index (3%); Russell 1000'r' Growth Index (15%); Russell 1000'r' Value Index (14%); Russell 2500'r' Growth Index (4%) and the MSCI EAFE Index (10%). The 90-Day T-Bill is gov't. guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government. The Merrill Lynch High Yield Master II Index consists of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default. The Lehman Bros. Aggregate Bond Fund Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including gov't, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Lehman Bros. Intermediate Aggregate Index is an unmanaged index generally representative of investment-grade debt issues with maturities between three and ten years. The Russell 1000 Growth Index measures the performance of those Russell companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The above indices are unmanaged and do not reflect the fees associated with a mutual fund, and investors cannot directly invest in an index.

                                              HSBC INVESTOR FAMILY OF FUNDS    8

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Conservative Income Strategy Fund

--------------------------------------------------------------------------------
Fund Performance                                 Average Annual Total Return (%)
--------------------------------------------------------------------------------



                                                                  Inception      Six      1       Since
As of April 30, 2006                                                 Date      Month'D'  Year    Inception
HSBC Investor Conservative Income Strategy Fund Class A(1)        2/8/05       -1.88      0.13    -0.60
HSBC Investor Conservative Income Strategy Fund Class B(2)       2/14/05       -1.07      0.63     0.52
HSBC Investor Conservative Income Strategy Fund Class C(3)        5/4/05        1.91        --     3.36
Conservative Income Blended Portfolio Index(4)                                  3.42      5.41       --


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

'D'  Aggregate total return.

(1)  Reflects the maximum sales charge of 4.75%.

(2)  Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

(3)  Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

(4) The Conservative Income Blended Portfolio Index consists of a blend by percentage of the following indices. The 90-Day T-Bill (30%); Lehman Bros. U.S. Aggregate Bond Fund Index (15%); Merrill Lynch High Yield Master II Index (10%); Lehman Bros. U.S. Interm. Aggregate Bond Index (25%); Russell 1000'r' Growth Index (8%); Russell 1000'r' Value Index (8%) and the MSCI EAFE Index (4%). The 90-Day T-Bill is gov't. guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government. The Merrill Lynch High Yield Master II Index consists of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default. The Lehman Bros. Aggregate Bond Fund Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including gov't., corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Lehman Bros. Interm. Aggregate Index is an unmanaged index generally representative of investment-grade debt issues with maturities between three and ten years. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The MSCI EAFE Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The above indices are unmanaged and do not reflect the fees associated with a mutual fund, and investors cannot directly invest in an index.

9    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

The following graphs are illustrations of the HSBC Investor LifeLine Funds' Asset Allocations as represented by the underlying investments standardized indices:

Aggressive Growth Blended Portfolio Index

[Pie chart]

34.0%   Russell 2500'r' Growth Index
23.0%   MSCI EAFE Index
21.0%   Russell 1000'r' Growth Index
21.0%   Russell 1000'r' Value Index
 1.0%   Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index

Growth Blended Portfolio Index

[Pie chart]

21.0%   Russell 1000'r' Growth Index
21.0%   Russell 1000'r' Value Index
20.0%   Russell 2500'r' Growth Index
20.0%   MSCI EAFE Index
15.0%   Lehman Brothers U.S.
        Aggregate Bond Index
 2.0%   Merrill Lynch High
        Yield Master II Index
 1.0%   Citigroup U.S. Domestic 3-Month
        U.S. Treasury Bill Index

Moderate Growth Blended Portfolio Index

[Pie chart]

26.0%   Lehman Brothers U.S.
        Aggregate Bond Index
19.0%   Russell 1000'r' Growth Index
18.0%   Russell 1000 'r'Value Index
15.0%   MSCI EAFE Index
11.0%   Russell 2500'r' Growth Index
 6.0%   Citigroup U.S. Domestic 3-Month
        U.S. Treasury Bill Index
 5.0%   Merrill Lynch High
        Yield Master II Index

Conservative Growth Blended Portfolio Index

[Pie chart]

25.0%   Lehman Brothers U.S.
        Aggregate Bond Index
21.0%   Citigroup U.S. Domestic 3-Month
        U.S. Treasury Bill Index
15.0%   Russell 1000'r' Growth Index
14.0%   Russell 1000'r' Value Index
10.0%   MSCI EAFE Index
 8.0%   Merrill Lynch High
        Yield Master II Index
 4.0%   Russell 2500'r' Growth Index
 3.0%   Lehman Brothers Intermediate
        Aggregate Bond Index

Conservative Income
Blended Portfolio Index

[Pie chart]

30.0%   Citigroup U.S. Domestic 3-Month
        U.S. Treasury Bill Index
25.0%   Lehman Brothers Intermediate
        Aggregate Bond Index
15.0%   Lehman Brothers U.S.
        Aggregate Bond Index
10.0%   Merrill Lynch High Yield
        Master II Index
 8.0%   Russell 1000'r' Growth Index
 8.0%   Russell 1000'r' Value Index
 4.0%   MSCI EAFE Index




--------------------------------------------------------------------------------
                                                 Avearge Annual Total Return (%)
--------------------------------------------------------------------------------


                                        1        3           5         10
                                      Year     Year        Year       Year
Citigroup U.S. Domestic
3 Month Treasury Bill Index           3.63       2.11       2.14       3.69
Lehman Brothers U.S.
   Aggregate Bond Index               0.71       2.58       5.16       6.33
Lehman Brothers Intermediate
   Aggregate Bond Index               1.20       2.46       4.84       6.06
MSCI EAFE Index                      34.00      29.60       9.59       7.03
Russell 1000'r' Growth Index         15.18      12.05      -0.76       6.21
Russell 1000'r' Value Index          18.31      19.39       7.30      11.21
Russell 2500'r' Growth Index         30.35      25.72      11.68      11.61


Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month Treasury Bill issues. The three-month Treasury Bills are the short-term debt obligations of the U.S. government.

Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lehman Brothers Intermediate Aggregate Bond Index is generally representative of investment-grade debt issues with maturities between three and ten years.

Merrill Lynch High Yield Master II Index consists of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

Russell 1000'r' Growth Index measures the performance of 1000 securities in the Russell Universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000'r' Value Index measures the performance of 1000 securities in the Russell Universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index.

Russell Midcap'r' Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000'r' Growth index.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                             HSBC INVESTOR FAMILY OF FUNDS    10

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Money Market Fund

by Thomas Riordan
Senior Fixed Income Portfolio Manager

Moody's has assigned an "Aaa" rating to the HSBC Investor Money Market Fund.(1)


Investment Concerns
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The first quarter of 2006 came to a close with another increase in the target federal funds rate to 4.75%. It was the fifteenth consecutive 25 basis point (0.25%) increase in the federal funds rate since the tightening cycle began in June 2004. Despite 375 basis points (3.75%) of tightening, the economy continues to expand at a healthy rate. Fourth quarter Gross Domestic Product(2) ("GDP") was initially estimated to have grown at a disappointing 1.1% annual rate.
This was later revised upwards to a 1.7% rate. First quarter GDP rebounded and was estimated to have grown at a 4.8% annual rate, offsetting the prior quarter's sluggish growth. This was the fastest growth rate in two years.

The Consumer Price Index(2) ("CPI") and the Producer Price Index(2) ("PPI") data released during the past 6 months suggested an emerging inflationary threat. Measured on a year over year basis, PPI was approximately 1.7% while CPI increased in excess of 2%. With the new Federal Reserve chairman, Ben Bernanke explicitly targeting an inflation comfort zone of between 1% and 2%, market participant's expectations have shifted to the likelihood of more rate increases. The rise in commodity prices has also added to the specter of an increase in the rate of inflation. Global growth creating increased demand for various metals and turmoil in several oil producing countries are two the reasons for the increase. Gold has traded above $700 an ounce and oil has traded over $70 per barrel. The question remains as to whether oil prices act as more of a tax on economic growth or whether it is a harbinger of future inflation. That will depend on producer's ability to pass along price increases of their goods.

The housing market, which had been a source of strength in the economy for the past few years, has become an area of concern. Significant evidence of a slowdown in both new and existing home sales has raised concerns about the carry over effect on the wider economy. Low interest rates, which helped drive the housing boom, have largely run its course. Consumers who were able to draw significant spending power from mortgage refinancing and equity extraction from their home's value may lose the ability to drive the economy through spending.

Trading activity the past 6 months continues to be centered primarily in the purchase of A1+/P1 or A1/P1 commercial paper in the 30 to 90 day range. Additionally, we bought Variable Rate Notes ("VRN") that are indexed to either Prime or Libor(3) and offer incremental yield pick-up over shorter dated paper. We believe it is likely that the Fed will continue to raise the target federal funds rate; we look to add to both our VRN and short dated securities position.

As we progress through 2006, the short-term market is awakening to the possibility that long dormant inflationary pressures are likely to increase. This increases the odds of future hikes in the target federal funds rate. While many market participants expect economic growth to slow in 2006, this may not be enough to prevent an increase in inflation, and may in turn force the Federal Open Market Committee to raise federal funds more than previously expected. We will therefore maintain a short weighted average maturity in anticipation of higher rates. Of course, this strategy is subject to the change should there be a change in economic conditions.*

*Portfolio composition is subject to change.


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The "Aaa" money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody's rating represents an opinion only, not a recommendation to buy or sell.

(2) The Consumer Price Index ("CPI") is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation." Producer Price Index ("PPI") is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller. The Gross Domestic Product ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

(3) The London Inter-Bank Offer Rate ("LIBOR") is the interest rate that the largest international banks charge each other for loans.

11    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------


HSBC Investor Intermediate Duration Fixed Income Portfolio
(formerly HSBC Investor Limited Maturity Portfolio) by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Portfolio") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

GDP(1) growth in the U.S. fell off significantly in the fourth quarter of 2005, slowing to a relative crawl of 1.7% in the wake of late summer gulf storms, but recovered dramatically in the first quarter of 2006, when GDP growth rebounded to 4.8%. Energy prices rose steadily over the course of the semi-annual period, reaching a high of almost $74 a barrel in late April. This, along with the rise in a host of other commodity prices, gold and copper in particular, generated concerns about inflation among central bankers and consumers alike. Robust growth in non-farm payrolls helped buoy consumer confidence even as the realization dawned that the housing market had begun to cool off. In the face of continued strong output growth and incipient pricing pressures, the Fed maintained its measured pace of policy tightening, raising the target federal funds rate by 25 basis points (0.25%) at each of the four Federal Open Market Committee meetings during the period under review, to end at 4.75%.

During the period ended April 30, 2006, the yield on the three-month U.S. Treasury Bill rose 88 basis points (0.88%), climbing more or less in sync with the step-wise increase in the fed funds rate. Meanwhile, the yield on the two-year Treasury note rose 48 basis points (0.48%) to end at 4.86% and the ten-year rose 50 basis points (0.50%), ending the quarter at 5.05%. The rise in rates caused a bearish flattening in the yield curve during the period, and created a somewhat difficult environment for performance. Spreads continued to tighten and spread sectors generally had significant excess returns versus Treasury securities of similar duration with securitized debt (Asset Backed Securities in particular) and corporates leading the way and lower quality paper showing the strongest performance.

The Fund underperformed its benchmark index for the period under review. The key component of that was select, off-benchmark holdings in high yield and emerging market debt. An overweight in spread sectors generally relative to the benchmark, particularly asset backed securities and collateralized mortgage backed securities and individual security selection in corporate credit also had a negative impact on performance. Our short, defensive duration positioning relative to the benchmark helped performance, as did our yield curve positioning over the course of the six month period.*

Going forward, we will opportunistically add duration as higher yields reflect fair value. We continue to analyze the yield curve for pricing anomalies and, subject to portfolio restrictions, we will attempt to add high quality securitized debt issues that offer attractive yields without the issuer specific risk of corporate bonds. Within corporates we will continue our focus on security selection, including select off-benchmark names that we think, in a relatively homogenized credit environment, may offer greater opportunities for value.*

* Portfolio composition is subject to change.

(1) The Gross Domestic Product ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

                                             HSBC INVESTOR FAMILY OF FUNDS    12

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Core Plus Fixed Income Portfolio
(formerly HSBC Investor Fixed Income Portfolio) by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Core Plus Fixed Income Portfolio (the "Portfolio") seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

GDP(1) growth in the U.S. fell off significantly in the fourth quarter of 2005, slowing to a relative crawl of 1.7% in the wake of late summer gulf storms, but recovered dramatically in the first quarter of 2006, when GDP growth rebounded to 4.8%. Energy prices rose steadily over the course of the semi-annual period, reaching a high of almost $74 a barrel in late April. This, along with the rise in a host of other commodity prices, gold and copper in particular, generated concerns about inflation among central bankers and consumers alike. Robust growth in non-farm payrolls helped buoy consumer confidence even as the realization dawned that the housing market had begun to cool off. In the face of continued strong output growth and incipient pricing pressures, the Federal Reserve maintained its measured pace of policy tightening, raising the target federal funds rate by 25 basis points (0.25%) at each of the four Federal Open Market Committee meetings during the period under review, to end at 4.75%.

During this period, the yield on the three-month U.S. Treasury Bill rose 88 basis points (0.88%), climbing more or less in sync with the step-wise increase in the fed funds rate. Meanwhile, the yield on the two-year Treasury note rose 48 basis points (0.48%) to end at 4.86% and the ten-year rose 50 basis points (0.50%), ending the quarter at 5.05%. The rise in rates caused a bearish flattening in the yield curve during the period under review, and created a somewhat difficult environment for performance. Spreads continued to tighten and spread sectors generally had significant excess returns versus Treasury securities of similar duration with securitized debt (Asset Backed Securities in particular) and corporates leading the way and lower quality paper showing the strongest performance.*

The Fund outperformed its benchmark index for the period under review. The key component of that outperformance was select, off-benchmark holdings in high yield and emerging market debt. An overweight in spread sectors generally relative to the benchmark, particularly asset backed securities and collateralized mortgage backed securities and individual security selection in corporate credit also had a positive impact on performance. Our short, defensive duration positioning relative to the benchmark helped performance, as did our yield curve positioning over the course of the semiannual period.*

Going forward, we will opportunistically add duration as higher yields reflect fair value. We continue to analyze the yield curve for pricing anomalies and, subject to portfolio restrictions, we will attempt to add high quality securitized debt issues that offer attractive yields without the issuer specific risk of corporate bonds. Within corporates we will continue our focus on security selection, including select off-benchmark names that we think, in a relatively homogenized credit environment, may offer greater opportunities for value.*

* Portfolio composition is subject to change.

(1) The Gross Domestic Product ("GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.


13    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth Portfolio
by Philip J. Sanders, Senior Vice President/Portfolio Manager, CFA and Daniel P. Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as the sub-adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Large-capitalization growth stocks generated solid returns during the period, although they trailed smaller shares and value-oriented large caps. That environment helped the Fund post good absolute performance.

The Fund outperformed its large-cap growth benchmark for the six-month period. That superior relative performance came primarily on the strength of stock selection within the energy sector. An overweight stake in energy stocks also contributed positively to the Fund's relative returns. The portfolio managers' stock selection within the information technology sector boosted the Fund's relative gains as well, as did selection among consumer discretionary stocks.*

The Fund's investments in health-care stocks were the largest detractor from performance relative to the Russell 1000'r' Growth benchmark index. Selection among health-care stocks weighed on relative performance, as did a slightly overweight position in shares of health-care firms that was slightly larger than that of the benchmark. Several of the individual stocks that weighed the most on relative returns were in the health-care sector.

* Portfolio composition is subject to change.

                                             HSBC INVESTOR FAMILY OF FUNDS    14

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Value Portfolio
by Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Co., LLC

The HSBC Investor Value Portfolio (the "Portfolio") seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Portfolio employs NWQ Investment Management Company, LLC ("NWQ") as the sub-adviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund's absolute return benefited from strong stock-market performance. Investor sentiment improved late in the period, as investors showed confidence in market fundamentals and the Fed's ability to restrain inflation without endangering economic growth. Corporate consolidation, supported by strong corporate balance sheets, inexpensive financing, good organic growth and shareholder activism, also helped push the market higher. Financial stocks provided the largest contribution to the Fund's absolute gains, followed by shares of miners, producer durables firms and industrial companies. Technology stocks reduced the Fund's absolute return.*

Stock selection in the financials sector provided the largest boost to the Fund's relative returns. Mortgage stocks in particular lifted relative performance, as those stocks posted gains after lagging for much of 2005. An overweight stake in the materials and processing sector also helped performance against the benchmark, as did stock selection within that sector. Mining stocks were especially strong, as the prices of gold and other metals climbed due to bullish market fundamentals, as well as concerns about inflation and potential stockpiling by certain governments. Overweight stakes in producer durables and industrial stocks also boosted relative gains.*

The Fund held an overweight position in technology stocks, due to the portfolio manager's belief that higher corporate spending would benefit such shares. That allocation weighed on relative performance, as certain of the Fund's technology holdings issued disappointing earnings results. Selection among consumer discretionary stocks also hindered returns against the benchmark, as a relatively large stake in attractively valued media shares underperformed the market for this period. Selection in the consumer staples sector likewise dragged on relative returns, due largely to weakness among food producers.*

* Portfolio composition is subject to change.

15    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor International Equity Portfolio by Kevin F. Simms
Co-CIO International Value Equities and Director of Research - Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Portfolio (the "Portfolio") seeks to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Portfolio employs Bernstein Investment Research and Management ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Global economic growth and corporate profits consistently exceeded expectations during this six-month period. Those developments generated optimism among global investors, supporting strong gains in international stock markets and boosting this Fund's returns.*

The Fund generated benchmark-beating returns largely on the strength of good stock picking. The Fund's holdings in every economic sector except transportation outperformed the corresponding sectors in the EAFE index, while the Fund's transportation holdings lagged only slightly. Selection among financials and industrial commodities stocks was especially strong.*

The Fund's sector weightings also contributed modestly to relative gains. An underweight position in the underperforming telecommunications sector boosted returns against the benchmark, as did overweight stakes in surging capital equipment and industrial commodities shares. Investments in emerging markets also helped the Fund outperform its index--which does not include emerging-markets stocks--as emerging markets led the global equity markets during the six-month period.*

An overweight position in global energy stocks weighed on relative returns. The energy sector led the international markets during recent years, but trailed the markets during the recent six-month period.*

* Portfolio composition is subject to change.



                                             HSBC INVESTOR FAMILY OF FUNDS    16

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Portfolio by William A. Muggia
President-Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Portfolio (the "Portfolio") invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

Stronger-than-expected profit growth propelled small- and mid-cap growth stocks to sizable gains during this six-month period, helping this Fund generate strong returns. Health care stocks provided the largest contribution to the Fund's absolute return, followed by technology, industrials, energy and consumer stocks. Financials and materials stocks contributed the least to the Fund's gains, although every sector posted positive returns during this period.

Selection among health care stocks was a principal reason the Fund outperformed its benchmark. The Fund's investments in the biotechnology and health care industries performed especially well. The Fund's manager attempt to maximize the risk-to-return profile of their investments in those volatile industries by focusing on shares of firms that have high-quality management teams, proven drugs in late-stage clinical trials and a focus on developing therapies for which there are immediate, unmet medical needs.*

The Fund's stake in energy stocks also boosted relative returns, largely on the strength of investments in coal companies. Selection in the technology sector lifted relative performance as well, as healthy gains among data processing, communications equipment and application software firms more than offset weakness in shares of IT consulting, semiconductors and semiconductor capital equipment companies. An underweight position in the lagging consumer discretionary sector also helped performance against the benchmark.*

An underweight position in surging materials stocks detracted from relative gains. Stock selection among financials also reduced the Fund's advantage over the benchmark, as the growth-oriented regional bank stocks held by the Fund slid due to investor concerns about competition and a flat yield curve. Finally, the Fund's small cash stake, which averaged 2.2% of assets, reduced relative performance due to the strong market environment.*

* Portfolio composition is subject to change.

17    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               Portfolio Reviews
--------------------------------------------------------------------------------

Portfolio Composition of Underlying Portfolios*
April 30, 2006
(Unaudited)


--------------------------------------------------------------------------------
HSBC Investor Intermediate Duration
   Fixed Income Portfolio
--------------------------------------------------------------------------------


Investment Allocation                                           Percentage of Investments at Value
---------------------------------------------------------------------------------------------------
Corporate Bonds                                                              29.5%
---------------------------------------------------------------------------------------------------
Mortgage Backed Securities                                                   29.1%
---------------------------------------------------------------------------------------------------
Asset Backed Securities                                                      12.9%
---------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                          12.4%
---------------------------------------------------------------------------------------------------
U.S. Treasury Securities                                                      8.0%
---------------------------------------------------------------------------------------------------
Commercial Mortgage Backed
   Securities                                                                 7.0%
---------------------------------------------------------------------------------------------------
Foreign Sovereign Bonds                                                       0.5%
---------------------------------------------------------------------------------------------------
Cash and Equivalents                                                          0.3%
---------------------------------------------------------------------------------------------------
Foreign Corporate Bonds                                                       0.3%
---------------------------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Portfolio
--------------------------------------------------------------------------------

Investment Allocation                                           Percentage of Investments at Value
---------------------------------------------------------------------------------------------------
Corporate Bonds                                                              28.7%
---------------------------------------------------------------------------------------------------
Mortgage Backed Securities                                                   25.2%
---------------------------------------------------------------------------------------------------
Asset Backed Securities                                                      11.6%
---------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                          11.2%
---------------------------------------------------------------------------------------------------
U.S. Treasury Securities                                                     10.4%
---------------------------------------------------------------------------------------------------
Commercial Mortgage Backed Securities                                         7.1%
---------------------------------------------------------------------------------------------------
U.S. Government Agencies                                                      3.8%
---------------------------------------------------------------------------------------------------
Municipal Bonds                                                               0.8%
---------------------------------------------------------------------------------------------------
Foreign Sovereign Bonds                                                       0.5%
---------------------------------------------------------------------------------------------------
Cash and Equivalents                                                          0.4%
---------------------------------------------------------------------------------------------------
Foreign Corporate Bonds                                                       0.3%
---------------------------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC Investor Growth Portfolio
--------------------------------------------------------------------------------

Investment Allocation                                           Percentage of Investments at Value
---------------------------------------------------------------------------------------------------
Information Technology                                                       24.3%
---------------------------------------------------------------------------------------------------
Industrials                                                                  18.9%
---------------------------------------------------------------------------------------------------
Financials                                                                   13.7%
---------------------------------------------------------------------------------------------------
Consumer Discretionary                                                       12.1%
---------------------------------------------------------------------------------------------------
Health Care                                                                  11.0%
---------------------------------------------------------------------------------------------------
Consumer Staples                                                              8.1%
---------------------------------------------------------------------------------------------------
Energy                                                                        7.3%
---------------------------------------------------------------------------------------------------
Repurchase Agreements                                                         4.6%
---------------------------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

* Portfolio composition is subject to change.



--------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Portfolio
--------------------------------------------------------------------------------

Investment Allocation                                          Percentage of Investments at Value
---------------------------------------------------------------------------------------------------
Corporate Bonds                                                              84.0%
---------------------------------------------------------------------------------------------------
Cash and Equivalents                                                         16.0%
---------------------------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC International Equity Portfolio
--------------------------------------------------------------------------------

Investment Allocation                                          Percentage of Investments at Value
---------------------------------------------------------------------------------------------------
Europe                                                                       58.8%
---------------------------------------------------------------------------------------------------
Japan                                                                        27.6%
---------------------------------------------------------------------------------------------------
Australia & Far East                                                          5.9%
---------------------------------------------------------------------------------------------------
Canada                                                                        3.4%
---------------------------------------------------------------------------------------------------
Other                                                                         2.8%
---------------------------------------------------------------------------------------------------
Cash and Equivalents                                                          1.5%
---------------------------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Portfolio
--------------------------------------------------------------------------------

Investment Allocation                                          Percentage of Investments at Value
---------------------------------------------------------------------------------------------------
HealthCare                                                                   26.5%
---------------------------------------------------------------------------------------------------
Information Technology                                                       22.0%
---------------------------------------------------------------------------------------------------
Industrials                                                                  17.5%
---------------------------------------------------------------------------------------------------
Energy                                                                       12.2%
---------------------------------------------------------------------------------------------------
Consumer Discretionary                                                       11.0%
---------------------------------------------------------------------------------------------------
Financial                                                                     6.5%
---------------------------------------------------------------------------------------------------
Cash and Equivalents                                                          3.4%
---------------------------------------------------------------------------------------------------
Materials                                                                     0.9%
---------------------------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC Investor Value Portfolio
--------------------------------------------------------------------------------

Investment Allocation                                          Percentage of Investments at Value
---------------------------------------------------------------------------------------------------
Financials                                                                   28.8%
---------------------------------------------------------------------------------------------------
Industrials                                                                  11.8%
---------------------------------------------------------------------------------------------------
Energy                                                                       11.0%
---------------------------------------------------------------------------------------------------
Consumer Discretionary                                                        9.0%
---------------------------------------------------------------------------------------------------
Information Technology                                                        8.9%
---------------------------------------------------------------------------------------------------
Materials                                                                     7.9%
---------------------------------------------------------------------------------------------------
Consumer Staples                                                              6.6%
---------------------------------------------------------------------------------------------------
Cash and Equivalents                                                          4.7%
---------------------------------------------------------------------------------------------------
Telecommunication Services                                                    4.3%
---------------------------------------------------------------------------------------------------
Utilities                                                                     2.1%
---------------------------------------------------------------------------------------------------
Transportation                                                                2.0%
---------------------------------------------------------------------------------------------------
Miscellaneous                                                                 1.9%
---------------------------------------------------------------------------------------------------
Health Care                                                                   1.0%
---------------------------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

* Portfolio composition is subject to change.


                                            HSBC INVESTOR FAMILY OF FUNDS    18

                     This page is intentionally left blank.

                                                    HSBC INVESTOR LIFELINE FUNDS

              STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2006 (UNAUDITED)

                                        AGGRESSIVE           GROWTH            MODERATE         CONSERVATIVE       CONSERVATIVE
                                          GROWTH            STRATEGY            GROWTH             GROWTH             INCOME
                                      STRATEGY FUND           FUND          STRATEGY FUND      STRATEGY FUND      STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Portfolios            $3,921,612        $13,486,892        $15,450,050         $3,603,816         $1,412,810
   Investment in affiliates, at
    value (a)                               39,596            136,196            985,739            958,419            604,794
   Receivable for capital shares
    issued                                  49,888            321,208             53,660                475             21,136
   Prepaid expenses and other
    assets                                   8,817             13,440             17,648              6,260              4,454
                                        ----------        -----------        -----------         ----------         ----------
   TOTAL ASSETS                          4,019,913         13,957,736         16,507,097          4,568,970          2,043,194
                                        ----------        -----------        -----------         ----------         ----------
LIABILITIES:
   Dividends payable                            --                 --                 --                 --              4,589
   Payable for capital shares
    redeemed                                    --              7,548              2,843                 --                 --
   Accrued related party expenses
    and other liabilities:
   Investment Management                       841              1,851                632                181                287
   Administration                              112                385                487                139                 69
   Transfer Agent                               --                 --                 --                 --                265
   Distribution                              1,227              3,860              5,059              1,472                520
   Shareholder Servicing                       754              2,559              3,215                920                417
   Chief Compliance Officer                     --                 --                 --                 --                  3
   Other                                     1,825              6,773              8,044              2,991              1,552
                                        ----------        -----------        -----------         ----------         ----------
   TOTAL LIABILITIES                         4,759             22,976             20,280              5,703              7,702
                                        ----------        -----------        -----------         ----------         ----------
NET ASSETS                              $4,015,154        $13,934,760        $16,486,817         $4,563,267         $2,035,492
                                        ----------        -----------        -----------         ----------         ----------
                                        ----------        -----------        -----------         ----------         ----------
...............................................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                              $3,598,876        $12,733,336        $15,387,932         $4,320,882         $2,011,689
   Accumulated net investment
    income (loss)                           (8,380)             5,685             12,594              6,222                311
   Accumulated net realized gains
    (losses) from investment
    transactions                            56,588            147,122            113,850             23,149             (5,669)
   Unrealized
    appreciation/depreciation from
    investments                            368,070          1,048,617            972,441            213,014             29,161
                                        ----------        -----------        -----------         ----------         ----------
NET ASSETS                              $4,015,154        $13,934,760        $16,486,817         $4,563,267         $2,035,492
                                        ----------        -----------        -----------         ----------         ----------
                                        ----------        -----------        -----------         ----------         ----------
...............................................................................................................................
NET ASSETS
   Class A Shares:                      $1,888,954        $ 7,095,007        $ 7,949,262         $2,159,134         $1,230,198
   Class B Shares:                      $1,997,173        $ 6,250,579        $ 7,757,526         $2,058,815         $  553,225
   Class C Shares:                      $  129,027        $   589,174        $   780,029         $  345,318         $  252,069
                                        ----------        -----------        -----------         ----------         ----------
                                        $4,015,154        $13,934,760        $16,486,817         $4,563,267         $2,035,492
                                        ----------        -----------        -----------         ----------         ----------
                                        ----------        -----------        -----------         ----------         ----------
...............................................................................................................................
SHARES OUTSTANDING
   Class A Shares:                         152,471            582,692            691,839            197,335            120,869
   Class B Shares:                         162,280            512,412            674,237            189,802             54,239
   Class C Shares:                          10,507             48,081             69,305             31,210             24,595
...............................................................................................................................
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE
   Class A Shares:                      $    12.39        $     12.18        $     11.49         $    10.94         $    10.18
   Class B Shares:*                     $    12.31        $     12.20        $     11.51         $    10.85         $    10.20
   Class C Shares:*                     $    12.28        $     12.25        $     11.26         $    11.06         $    10.25
   Maximum Sales Charge -- Class A
    Shares                                   5.00%              5.00%              5.00%              5.00%              4.75%
                                        ----------        -----------        -----------         ----------         ----------
                                        ----------        -----------        -----------         ----------         ----------
   Maximum Offering Price per share
    (Net Asset Value/100%-maximum
    sales charge))                      $    13.04        $     12.82        $     12.09         $    11.52         $    10.69
                                        ----------        -----------        -----------         ----------         ----------
                                        ----------        -----------        -----------         ----------         ----------
   Investments in affiliates, at
    cost (a)                            $   39,596        $   136,196        $   985,739         $  958,419         $  604,794
                                        ----------        -----------        -----------         ----------         ----------
                                        ----------        -----------        -----------         ----------         ----------

--------------

 * Redemption Price per share varies by length of time shares are held.

(a) The investment in affiliates are holdings of the HSBC Investor Money Market Fund Class Y Shares (see Note 1). The shares held in the Fund are identical to value since it is at $1.00 net asset value per share. In addition, value and cost for financial reporting and federal income tax purpose are the same.

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    20

HSBC INVESTOR LIFELINE FUNDS

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

                                        AGGRESSIVE           GROWTH            MODERATE         CONSERVATIVE       CONSERVATIVE
                                          GROWTH            STRATEGY            GROWTH             GROWTH             INCOME
                                           FUND               FUND               FUND               FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Investment income from
    Portfolios                           $ 15,586          $   87,260          $142,857           $ 44,301           $ 23,723
   Investment income from
    affiliates                                471               1,694            13,472             14,319              9,933
   Foreign tax withholding from
    Portfolios                               (544)             (1,656)           (1,604)              (323)               (59)
   Expenses from Portfolios                (9,293)            (31,462)          (37,573)           (10,262)            (4,002)
                                         --------          ----------          --------           --------           --------
   TOTAL INVESTMENT INCOME                  6,220              55,836           117,152             48,035             29,595
                                         --------          ----------          --------           --------           --------
...............................................................................................................................
EXPENSES:
   Investment Management                      586               2,094             2,748                873                397
   Administration                             439               1,570             2,061                654                298
   Distribution:
      Class B Shares                        4,448              15,092            18,854              6,239              1,893
      Class C Shares                          258               1,147             2,322                858                931
   Shareholder Servicing:
      Class A Shares                        1,359               5,055             6,682              1,997              1,046
      Class B Shares                        1,483               5,031             6,285              2,080                631
      Class C Shares                           86                 382               774                286                310
   Fund Accounting                         15,620              15,620            15,620             15,620             15,620
   Chief Compliance Officer                    10                  41                53                 17                  7
   Printing                                 3,210              12,435            15,680              5,343              2,510
   Transfer Agent                          21,350              21,391            21,403             21,346             21,333
   Trustee                                     17                  64                79                 27                 13
   Other                                      911               1,777             2,427                677                604
                                         --------          ----------          --------           --------           --------
      Total expenses before fee
        reductions                         49,777              81,699            94,988             56,017             45,593
      Fees reduced by Fund
        Accounting and Transfer
        Agent                             (36,566)            (36,566)          (36,566)           (36,566)           (36,566)
      Fees reduced and expenses
        reimbursed by Investment
        Adviser                               (97)                 --                --                 --                 --
                                         --------          ----------          --------           --------           --------
      NET EXPENSES                         13,114              45,133            58,422             19,451              9,027
                                         --------          ----------          --------           --------           --------
...............................................................................................................................
NET INVESTMENT INCOME (LOSS)               (6,894)             10,703            58,730             28,584             20,568
                                         --------          ----------          --------           --------           --------
...............................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS: (A)
Net realized gains (losses) from
 investments                               57,359             149,829           116,823             24,825             (2,228)
Change in unrealized
 appreciation/depreciation from
 investments                              303,281             853,521           795,015            175,129             24,415
                                         --------          ----------          --------           --------           --------
...............................................................................................................................
Net realized/unrealized gains from
 investment transactions                  360,640           1,003,350           911,838            199,954             22,187
                                         --------          ----------          --------           --------           --------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                              $353,746          $1,014,053          $970,568           $228,538           $ 42,755
                                         --------          ----------          --------           --------           --------
                                         --------          ----------          --------           --------           --------

--------------

(a) Represents amounts allocated from the Respective Portfolios.

21    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS


                                           AGGRESSIVE GROWTH STRATEGY FUND                      GROWTH STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                        FOR THE                                         FOR THE
                                    SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                     APRIL 30, 2006          PERIOD ENDED            APRIL 30, 2006          PERIOD ENDED
                                      (UNAUDITED)          OCTOBER 31, 2005 (a)       (UNAUDITED)          OCTOBER 31, 2005 (b)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)           $   (6,894)            $   (3,032)             $    10,703             $      886
   Net realized gains (losses)
    from investment transactions              57,359                  4,441                  149,829                 (1,238)
   Change in unrealized
    appreciation/depreciation from
    investments                              303,281                 64,789                  853,521                195,096
                                          ----------             ----------              -----------             ----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                             353,746                 66,198                1,014,053                194,744
                                          ----------             ----------              -----------             ----------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                 --                     --                      (22)                    --
   Class B Shares                                 --                     --                       --                     --
   Class C Shares                                 --                     --                       --                     --
NET REALIZED GAINS:
   Class A Shares                             (4,248)                    --                   (7,479)                    --
   Class B Shares                             (4,512)                    --                   (8,003)                    --
   Class C Shares                               (298)                    --                     (626)                    --
                                          ----------             ----------              -----------             ----------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                        (9,058)                    --                  (16,130)                    --
                                          ----------             ----------              -----------             ----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                              2,223,270              1,380,998                7,346,115              5,395,978
                                          ----------             ----------              -----------             ----------
CHANGE IN NET ASSETS                       2,567,958              1,447,196                8,344,038              5,590,722
...............................................................................................................................
NET ASSETS:
   Beginning of period                     1,447,196                     --                5,590,722                     --
                                          ----------             ----------              -----------             ----------
   End of period                          $4,015,154             $1,447,196              $13,934,760             $5,590,722
                                          ----------             ----------              -----------             ----------
                                          ----------             ----------              -----------             ----------
   Accumulated net investment
    income (loss)                         $   (8,380)            $   (1,486)             $     5,685             $   (4,996)
                                          ----------             ----------              -----------             ----------
                                          ----------             ----------              -----------             ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    22

HSBC INVESTOR LIFELINE FUNDS

                                           AGGRESSIVE GROWTH STRATEGY FUND                      GROWTH STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                        FOR THE                                         FOR THE
                                    SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                     APRIL 30, 2006          PERIOD ENDED            APRIL 30, 2006          PERIOD ENDED
                                      (UNAUDITED)          OCTOBER 31, 2005 (a)       (UNAUDITED)          OCTOBER 31, 2005 (b)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued            $1,004,490             $  693,884               $4,006,211             $2,731,568
   Dividends reinvested                        4,248                     --                    7,500                     --
   Cost of shares redeemed                    (9,331)                (9,512)                (228,172)               (26,214)
                                          ----------             ----------               ----------             ----------
Class A Shares capital
 transactions                                999,407                684,372                3,785,539              2,705,354
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued             1,144,612                690,126                3,144,997              2,623,574
   Dividends reinvested                        4,512                     --                    8,003                     --
   Cost of shares redeemed                   (23,827)               (13,505)                 (42,770)               (35,907)
                                          ----------             ----------               ----------             ----------
Class B Shares capital
 transactions                              1,125,297                676,621                3,110,230              2,587,667
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                98,268                 20,005                  449,735                102,957
   Dividends reinvested                          298                     --                      626                     --
   Cost of shares redeemed                        --                     --                      (15)                    --
                                          ----------             ----------               ----------             ----------
Class C Shares capital
 transactions                                 98,566                 20,005                  450,346                102,957
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             $2,223,270             $1,380,998               $7,346,115             $5,395,978
                                          ----------             ----------               ----------             ----------
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                     84,441                 69,359                  339,369                265,018
   Reinvested                                    378                     --                      664                     --
   Redeemed                                     (800)                  (907)                 (19,884)                (2,475)
                                          ----------             ----------               ----------             ----------
Change in Class A Shares                      84,019                 68,452                  320,149                262,543
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CLASS B SHARES:
   Issued                                     97,561                 67,597                  267,493                251,135
   Reinvested                                    402                     --                      705                     --
   Redeemed                                   (1,947)                (1,333)                  (3,575)                (3,346)
                                          ----------             ----------               ----------             ----------
Change in Class B Shares                      96,016                 66,264                  264,623                247,789
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CLASS C SHARES:
   Issued                                      8,480                  2,000                   38,217                  9,809
   Reinvested                                     27                     --                       55                     --
                                          ----------             ----------               ----------             ----------
Change in Class C Shares                       8,507                  2,000                   38,272                  9,809
                                          ----------             ----------               ----------             ----------

--------------

(a) Aggressive Growth Strategy Fund Class A Shares commenced operations on February 14, 2005, Class B Shares commenced operations on February 9, 2005, and Class C Shares commenced operations on June 10, 2005.

(b) Growth Strategy Fund Class A Shares commenced operations on February 8, 2005, Class B Shares commenced operations on February 1, 2005, and Class C Shares commenced operations on April 27, 2005.

23    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS
                                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            MODERATE GROWTH STRATEGY FUND                 CONSERVATIVE GROWTH STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                        FOR THE                                         FOR THE
                                    SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                     APRIL 30, 2006          PERIOD ENDED            APRIL 30, 2006          PERIOD ENDED
                                      (UNAUDITED)          OCTOBER 31, 2005 (a)       (UNAUDITED)          OCTOBER 31, 2005 (b)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)          $    58,730             $   14,049               $   28,584             $    7,510
   Net realized gains (losses)
    from investment transactions             116,823                (11,530)                  24,825                 (4,777)
   Change in unrealized
    appreciation/
    depreciation from investments            795,015                177,426                  175,129                 37,885
                                         -----------             ----------               ----------             ----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                             970,568                179,945                  228,538                 40,618
                                         -----------             ----------               ----------             ----------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                            (35,853)                  (116)                 (17,299)                  (203)
   Class B Shares                             (9,816)                   (73)                 (10,529)                    (5)
   Class C Shares                             (2,095)                    --                   (1,849)                    --
...............................................................................................................................
NET REALIZED GAINS:
   Class A Shares                             (3,616)                    --                       --                     --
   Class B Shares                             (3,427)                    --                       --                     --
   Class C Shares                               (500)                    --                       --                     --
                                         -----------             ----------               ----------             ----------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                       (55,307)                  (189)                 (29,677)                  (208)
                                         -----------             ----------               ----------             ----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                              8,448,638              6,943,162                1,921,894              2,402,102
                                         -----------             ----------               ----------             ----------
CHANGE IN NET ASSETS                       9,363,899              7,122,918                2,120,755              2,442,512
                                         -----------             ----------               ----------             ----------
...............................................................................................................................
NET ASSETS:
   Beginning of period                     7,122,918                     --                2,442,512                     --
                                         -----------             ----------               ----------             ----------
   End of period                         $16,486,817             $7,122,918               $4,563,267             $2,442,512
                                         -----------             ----------               ----------             ----------
                                         -----------             ----------               ----------             ----------
   Accumulated net investment
    income (loss)                        $    12,594             $    3,256               $    6,222             $   14,630
                                         -----------             ----------               ----------             ----------
                                         -----------             ----------               ----------             ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    24

HSBC INVESTOR LIFELINE FUNDS


                                            MODERATE GROWTH STRATEGY FUND                 CONSERVATIVE GROWTH STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                        FOR THE                                         FOR THE
                                    SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                     APRIL 30, 2006          PERIOD ENDED            APRIL 30, 2006          PERIOD ENDED
                                      (UNAUDITED)          OCTOBER 31, 2005 (a)       (UNAUDITED)          OCTOBER 31, 2005 (b)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued            $4,461,131             $3,264,968               $1,140,810             $1,046,895
   Dividends reinvested                       38,859                    117                   17,299                    203
   Cost of shares redeemed                  (229,214)              (110,833)                (141,993)               (11,388)
                                          ----------             ----------               ----------             ----------
Class A Shares capital
 transactions                              4,270,776              3,154,252                1,016,116              1,035,710
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued             3,963,846              3,640,156                  727,474              1,298,439
   Dividends reinvested                       13,186                     63                   10,396                      4
   Cost of shares redeemed                  (252,633)              (125,948)                 (83,974)               (13,275)
                                          ----------             ----------               ----------             ----------
Class B Shares capital
 transactions                              3,724,399              3,514,271                  653,896              1,285,168
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued               450,968                275,464                  255,080                 81,224
   Dividends reinvested                        2,594                     --                    1,849                     --
   Cost of shares redeemed                       (99)                  (825)                  (5,047)                    --
                                          ----------             ----------               ----------             ----------
Class C Shares capital
 transactions                                453,463                274,639                  251,882                 81,224
                                          ----------             ----------               ----------             ----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             $8,448,638             $6,943,162               $1,921,894             $2,402,102
                                          ----------             ----------               ----------             ----------
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                    399,075                319,580                  106,448                103,636
   Reinvested                                  3,492                     12                    1,615                     20
   Redeemed                                  (19,705)               (10,615)                 (13,244)                (1,140)
                                          ----------             ----------               ----------             ----------
Change in Class A Shares                     382,862                308,977                   94,819                102,516
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CLASS B SHARES:
   Issued                                    352,404                355,469                   68,615                129,472
   Reinvested                                  1,177                      6                      979                     -- (c)
   Redeemed                                  (22,562)               (12,257)                  (7,962)                (1,302)
                                          ----------             ----------               ----------             ----------
Change in Class B Shares                     331,019                343,218                   61,632                128,170
                                          ----------             ----------               ----------             ----------
...............................................................................................................................
CLASS C SHARES:
   Issued                                     42,072                 27,076                   23,590                  7,918
   Reinvested                                    239                     --                      171                     --
   Redeemed                                       --                    (82)                    (469)                    --
                                          ----------             ----------               ----------             ----------
Change in Class C Shares                      42,311                 26,994                   23,292                  7,918
                                          ----------             ----------               ----------             ----------

--------------

(a) Moderate Growth Strategy Fund Class A Shares commenced operations on February 3, 2005, Class B Shares commenced operations on February 1, 2005, and Class C Shares commenced operations on June 10, 2005.

(b) Conservative Growth Strategy Fund Class A Shares commenced operations on February 23, 2005, Class B Shares commenced operations on February 17, 2005, and Class C Shares commenced operations on April 19, 2005.

(c) Rounds to less than 1.0 shares.

25    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                                                       CONSERVATIVE INCOME STRATEGY FUND
-----------------------------------------------------------------------------------------------------------------
                                                                   FOR THE
                                                              SIX MONTHS ENDED                FOR THE
                                                               APRIL 30, 2006              PERIOD ENDED
                                                                 (UNAUDITED)             OCTOBER 31, 2005 (a)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                                      $   20,568                 $    7,227
   Net realized gains (losses) from investment transactions              (2,228)                    (4,123)
   Change in unrealized appreciation/depreciation from
    investments                                                          24,415                      4,746
                                                                     ----------                 ----------
CHANGE IN NET ASSETS FROM OPERATIONS                                     42,755                      7,850
                                                                     ----------                 ----------
..............................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                                       (14,299)                    (3,758)
   Class B Shares                                                        (6,218)                    (1,409)
   Class C Shares                                                        (2,993)                    (1,093)
                                                                     ----------                 ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                         (23,510)                    (6,260)
                                                                     ----------                 ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                          874,526                  1,140,131
                                                                     ----------                 ----------
CHANGE IN NET ASSETS                                                    893,771                  1,141,721
..............................................................................................................
NET ASSETS:
   Beginning of period                                                1,141,721                         --
                                                                     ----------                 ----------
   End of period                                                     $2,035,492                 $1,141,721
                                                                     ----------                 ----------
                                                                     ----------                 ----------
   Accumulated net investment income (loss)                          $      311                 $    6,506
                                                                     ----------                 ----------
                                                                     ----------                 ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    26

HSBC INVESTOR LIFELINE FUNDS

                                                                    CONSERVATIVE INCOME STRATEGY FUND
-----------------------------------------------------------------------------------------------------------
                                                                  FOR THE
                                                              SIX MONTHS ENDED           FOR THE
                                                              APRIL 30, 2006           PERIOD ENDED
                                                                (UNAUDITED)          OCTOBER 31, 2005 (a)
-----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                                       $862,906              $  420,293
   Dividends reinvested                                                12,898                   2,097
   Cost of shares redeemed                                            (71,871)                 (3,999)
                                                                     --------              ----------
Class A Shares capital transactions                                   803,933                 418,391
                                                                     --------              ----------
..........................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                                        146,298                 516,383
   Dividends reinvested                                                 5,270                     695
   Cost of shares redeemed                                            (83,987)                (40,981)
                                                                     --------              ----------
Class B Shares capital transactions                                    67,581                 476,097
                                                                     --------              ----------
..........................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                                             27                 245,019
   Dividends reinvested                                                 2,985                     624
                                                                     --------              ----------
Class C Shares capital transactions                                     3,012                 245,643
                                                                     --------              ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                       $874,526              $1,140,131
                                                                     --------              ----------
                                                                     --------              ----------
..........................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                              84,814                  42,045
   Reinvested                                                           1,272                     208
   Redeemed                                                            (7,072)                   (398)
                                                                     --------              ----------
Change in Class A Shares                                               79,014                  41,855
                                                                     --------              ----------
..........................................................................................................
CLASS B SHARES:
   Issued                                                              14,336                  51,661
   Reinvested                                                             519                      69
   Redeemed                                                            (8,248)                 (4,098)
                                                                     --------              ----------
Change in Class B Shares                                                6,607                  47,632
                                                                     --------              ----------
..........................................................................................................
CLASS C SHARES:
   Issued                                                                  --                  24,240
   Reinvested                                                             293                      62
                                                                     --------              ----------
Change in Class C Shares                                                  293                  24,302
                                                                     --------              ----------

--------------

(a) The Conservative Income Strategy Fund Class A Shares commenced operations on February 8, 2005, Class B Shares commenced operations on February 14, 2005, and Class C Shares commenced operations on May 4, 2005.

27    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

--------------------------------------------------------------------------------
          HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                             INVESTMENT ACTIVITIES                    DIVIDENDS
                                                    ----------------------------------------   ------------------------
                                                                  NET REALIZED
                                      NET ASSET        NET       AND UNREALIZED     TOTAL      NET REALIZED               NET ASSET
                                        VALUE,      INVESTMENT     GAINS FROM        FROM       GAINS FROM                 VALUE,
                                      BEGINNING       INCOME       INVESTMENT     INVESTMENT    INVESTMENT      TOTAL      END OF
                                      OF PERIOD       (LOSS)      TRANSACTIONS    ACTIVITIES   TRANSACTIONS   DIVIDENDS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)       $10.00        (0.01)          0.61           0.60            --            --      $10.60
Six months ended April 30, 2006
 (unaudited)                             10.60           --           1.84           1.84         (0.05)        (0.05)      12.39
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)       $10.00        (0.04)          0.61           0.57            --            --      $10.57
Six months ended April 30, 2006
 (unaudited)                             10.57        (0.03)          1.82           1.79         (0.05)        (0.05)      12.31
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)       $10.00        (0.05)          0.60           0.55            --            --      $10.55
Six months ended April 30, 2006
 (unaudited)                             10.55        (0.02)          1.80           1.78         (0.05)        (0.05)      12.28
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                 -----------------------------------------------------------------------
                                                                              RATIO OF NET
                                                 NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                                 AT END OF     EXPENSES TO    INCOME (LOSS)   EXPENSES TO
                                       TOTAL       PERIOD        AVERAGE       TO AVERAGE     AVERAGE NET     PORTFOLIO
                                     RETURN(b)    (000'S)     NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)       6.00%      $  726          1.50%          (0.20)%         11.72%        49.10%
Six months ended April 30, 2006
 (unaudited)                           17.44%       1,889          1.50%          (0.19)%          4.63%        23.47%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)       5.70%      $  700          2.25%          (1.01)%         11.63%        49.10%
Six months ended April 30, 2006
 (unaudited)                           17.02%       1,997          2.25%          (0.93)%          5.35%        23.47%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)       5.50%      $   21          2.25%          (1.15)%          9.79%        49.10%
Six months ended April 30, 2006
 (unaudited)                           16.96%         129          2.25%          (0.94)%          5.28%        23.47%
------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.

(c) Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's entire 2006 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f) Class A Shares commenced operations on February 14, 2005.

(g) Class B Shares commenced operations on February 9, 2005.

(h) Class C Shares commenced operations on June 10, 2005.

See notes to financial statements.

                                            HSBC INVESTOR LIFELINE FUNDS    28

--------------------------------------------------------------------------------
          HSBC INVESTOR GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                              INVESTMENT ACTIVITIES                     DIVIDENDS
                                                    ------------------------------------------   ------------------------
                                                                 NET REALIZED AND                    NET
                                      NET ASSET        NET       UNREALIZED GAINS     TOTAL        REALIZED
                                        VALUE,      INVESTMENT         FROM            FROM       GAINS FROM
                                     BEGINNING OF     INCOME        INVESTMENT      INVESTMENT    INVESTMENT      TOTAL
                                        PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES   TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)       $10.00         0.02            0.70            0.72            --            --
Six months ended April 30, 2006
 (unaudited)                             10.72         0.04*           1.45            1.49         (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)       $10.00        (0.01)           0.79            0.78            --            --
Six months ended April 30, 2006
 (unaudited)                             10.78        (0.01)*          1.46            1.45         (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)       $10.00        (0.02)           0.84            0.82            --            --
Six months ended April 30, 2006
 (unaudited)                             10.82        (0.01)*          1.47            1.46         (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                             -----------------------------------------------------------------------
                                                                                          RATIO OF NET
                                     NET ASSET               NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                      VALUE,                 AT END OF      EXPENSES      INCOME (LOSS)   EXPENSES TO
                                      END OF       TOTAL       PERIOD      TO AVERAGE      TO AVERAGE     AVERAGE NET     PORTFOLIO
                                      PERIOD     RETURN(B)    (000'S)     NET ASSETS(C)   NET ASSETS(C)   ASSETS(C)(D)   TURNOVER(E)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.72        7.20%      $2,814          1.50%           0.42%         5.19%         69.23%
Six months ended April 30, 2006
 (unaudited)                           12.18       13.88%       7,095          1.43%           0.65%         2.30%         40.92%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)     $10.78        7.80%      $2,670          2.25%          (0.38)%        5.74%         69.23%
Six months ended April 30, 2006
 (unaudited)                           12.20       13.43%       6,251          2.18%          (0.12)%        3.06%         40.92%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)     $10.82        8.20%      $  106          2.25%          (0.55)%        5.24%         69.23%
Six months ended April 30, 2006
 (unaudited)                           12.25       13.48%         589          2.17%          (0.09)%        3.02%         40.92%
------------------------------------------------------------------------------------------------------------------------------------

*  Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.

(c) Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire 2006 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f) Class A Shares commenced operations on February 8, 2005.

(g) Class B Shares commenced operations on February 1, 2005.

(h) Class C Shares commenced operations on April 27, 2005.

See notes to financial statements.

29    HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
          HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                          INVESTMENT ACTIVITIES                           DIVIDENDS
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED                              NET REALIZED
                                     NET ASSET                AND UNREALIZED     TOTAL                    GAINS FROM
                                      VALUE,        NET         GAINS FROM        FROM         NET        INVESTMENT
                                     BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT       AND          TOTAL
                                     OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.00        0.04           0.45           0.49           -- (g)        --            -- (g)
Six months ended April 30, 2006
 (unaudited)                           10.49        0.08           1.00           1.08        (0.07)        (0.01)        (0.08)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (h)     $10.00        0.01           0.49           0.50           -- (g)        --            -- (g)
Six months ended April 30, 2006
 (unaudited)                           10.50        0.03           1.01           1.04        (0.02)        (0.01)        (0.03)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)     $10.00          --(g)        0.28           0.28           --            --            --
Six months ended April 30, 2006
 (unaudited)                           10.28        0.03           0.99           1.02        (0.03)        (0.01)        (0.04)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------------------
                                                                                          RATIO OF NET
                                     NET ASSET               NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                      VALUE,                 AT END OF     EXPENSES TO      INCOME TO     EXPENSES TO
                                      END OF       TOTAL       PERIOD        AVERAGE         AVERAGE      AVERAGE NET     PORTFOLIO
                                      PERIOD     RETURN(b)    (000'S)     NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.49       4.94%       $3,241         1.50%           0.95%          4.30%         84.55%
Six months ended April 30, 2006
 (unaudited)                           11.49      10.31%        7,949         1.35%           1.45%          2.01%         52.81%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (h)     $10.50       5.03%       $3,604         2.25%           0.18%          5.01%         84.55%
Six months ended April 30, 2006
 (unaudited)                           11.51       9.89%        7,758         2.10%           0.70%          2.77%         52.81%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)     $10.28       2.80%       $  278         2.25%           0.05%          4.69%         84.55%
Six months ended April 30, 2006
 (unaudited)                           11.26       9.97%          780         2.10%           0.68%          2.77%         52.81%
------------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC
     Investor Portfolios.

(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire 2006 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Class A Shares commenced operations on February 3, 2005.

(g)  Rounds to less than $0.01.

(h)  Class B Shares commenced operations on February 1, 2005.

(i)  Class C Shares commenced operations on June 10, 2005.


See notes to financial statements.

                                               HSBC INVESTOR LIFELINE FUNDS  30

--------------------------------------------------------------------------------
          HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                INVESTMENT ACTIVITIES                   DIVIDENDS
                                       ----------------------------------------   ----------------------
                                                     NET REALIZED
                           NET ASSET                AND UNREALIZED                                         NET ASSET
                            VALUE,        NET         GAINS FROM     TOTAL FROM      NET                    VALUE,
                           BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT     TOTAL      END OF       TOTAL
                           OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS    PERIOD     RETURN(b)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31,
 2005 (f)                   $10.00        0.04           0.26           0.30        (0.01)      (0.01)      $10.29        2.96%
Six months ended
 April 30, 2006
 (unaudited)                 10.29        0.09           0.67           0.76        (0.11)      (0.11)       10.94        7.46%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2005 (g)                   $10.00        0.03           0.16           0.19            -- (h)      -- (h)  $10.19        1.92%
Six months ended
 April 30, 2006
 (unaudited)                 10.19        0.06           0.67           0.73        (0.07)      (0.07)       10.85        7.13%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2005 (i)                   $10.00        0.03           0.38           0.41            --(h)       --(h)   $10.41        4.10%
Six months ended
 April 30, 2006
 (unaudited)                 10.41        0.05           0.68           0.73        (0.08)      (0.08)       11.06        7.06%
--------------------------------------------------------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTARY DATA
                           ---------------------------------------------------------------------------
                                                        RATIO OF NET
                           NET ASSETS     RATIO OF       INVESTMENT         RATIO OF
                           AT END OF     EXPENSES TO      INCOME TO       EXPENSES TO
                             PERIOD        AVERAGE         AVERAGE          AVERAGE         PORTFOLIO
                            (000'S)     NET ASSETS(c)   NET ASSETS(c)   NET ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31,
 2005 (f)                    $1,054         1.50%            1.28%            8.01%          72.14%
Six months ended
 April 30, 2006
 (unaudited)                  2,159         1.29%            2.05%            3.36%          50.54%
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2005 (g)                    $1,306         2.25%            0.53%            9.21%          72.14%
Six months ended
 April 30, 2006
 (unaudited)                  2,059         2.04%            1.27%            4.15%          50.54%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2005 (i)                    $   82         2.25%            0.66%            7.94%          72.14%
Six months ended
 April 30, 2006
 (unaudited)                    345         2.03%            1.32%            4.06%          50.54%
------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.

 (c) Annualized for periods less than one year.

 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire 2006 portfolio turnover rate.
     Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 (f) Class A Shares commenced operations on February 23, 2005.

 (g) Class B Shares commenced operations on February 17, 2005.

 (h) Rounds to less than $0.01.

 (i) Class C Shares commenced operations on April 19, 2005.

See notes to financial statements.

31    HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
          HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                   INVESTMENT ACTIVITIES                   DIVIDENDS
                                          ----------------------------------------   ----------------------
                                                        NET REALIZED
                            NET ASSET                  AND UNREALIZED     TOTAL                               NET ASSET
                              VALUE,         NET         GAINS FROM        FROM         NET                    VALUE,
                           BEGINNING OF   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT     TOTAL      END OF       TOTAL
                              PERIOD        INCOME      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS    PERIOD     RETURN(b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31,
 2005 (f)                     $10.00         0.11           0.01           0.12        (0.11)       (0.11)     $10.01       1.18%
Six months ended April
 30, 2006 (unaudited)          10.01         0.12           0.21           0.33        (0.16)       (0.16)      10.18       3.32%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2005 (g)                     $10.00         0.06           0.01           0.07        (0.04)       (0.04)      10.03       0.68%
Six months ended April
 30, 2006 (unaudited)          10.03         0.10           0.19           0.29        (0.12)       (0.12)      10.20       2.93%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2005 (h)                     $10.00         0.06           0.08           0.14        (0.06)       (0.06)     $10.08       1.41%
Six months ended April
 30, 2006 (unaudited)          10.08         0.10           0.19           0.29        (0.12)       (0.12)      10.25       2.91%
-----------------------------------------------------------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTARY DATA
                           ---------------------------------------------------------------------------
                                                        RATIO OF NET
                           NET ASSETS     RATIO OF       INVESTMENT         RATIO OF
                           AT END OF     EXPENSES TO       INCOME         EXPENSES TO
                             PERIOD        AVERAGE       TO AVERAGE       AVERAGE NET       PORTFOLIO
                            (000'S)     NET ASSETS(c)   NET ASSETS(c)     ASSETS(c)(d)     TURNOVER(e)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31,
 2005 (f)                    $  419         1.50%           1.79%            14.10%          79.90%
Six months ended April
 30, 2006 (unaudited)         1,230         1.27%           2.97%             5.70%          58.07%
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2005 (g)                    $  478         2.25%           1.21%            12.16%          79.90%
Six months ended April
 30, 2006 (unaudited)           553         2.04%           2.15%             6.78%          58.07%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2005 (h)                    $  245         2.25%           1.24%             9.60%          79.90%
Six months ended April
 30, 2006 (unaudited)           252         2.05%           2.14%             6.83%          58.07%
------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.

(c) Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire 2006 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f) Class A Shares commenced operations on February 8, 2005.

(g) Class B Shares commenced operations on February 14, 2005.

(h) Class C Shares commenced operations on May 4, 2005.

See notes to financial statements.

                                              HSBC INVESTOR LIFELINE FUNDS    32

--------------------------------------------------------------------------------
 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED)

1. ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company. As of April 30, 2006, the Trust is comprised of 24 separate funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 5 funds (individually a 'Fund', collectively the 'LifeLine Funds'):

FUND                                                   SHORT NAME
----                                                   ----------
HSBC Investor Aggressive Growth Strategy Fund          Aggressive Growth Fund
HSBC Investor Growth Strategy Fund                     Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund            Moderate Growth Fund
HSBC Investor Conservative Growth Strategy Fund        Conservative Growth Fund
HSBC Investor Conservative Income Strategy Fund        Conservative Income Fund

        Financial statements for all other series of the HSBC Investor Family of Funds are published separately. The HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor Small Cap Equity Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Core Plus Fixed Income Portfolio (formerly the HSBC Investor Fixed Income Portfolio), HSBC Investor High Yield Fixed Income Portfolio, and the HSBC Investor Intermediate Duration Fixed Income Portfolio (formerly the HSBC Investor Limited Maturity Portfolio) (individually a 'Portfolio,' collectively the 'Portfolios') are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'). The Portfolio Trust is an open-end management investment company organized under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Board of Trustees may authorize issuance of an unlimited number of shares of beneficial interest in the Portfolios under the Declaration of Trust of the Portfolio Trust.

        The HSBC Investor Money Market Fund (the 'Money Market Fund') is an open-end management investment company and, like each LifeLine Fund, is a diversified series of the Trust.

        The LifeLine Funds utilize a master feeder fund (collectively the 'Underlying Portfolios') structure and seek to achieve their investment objectives by investing all of their investable assets in the Portfolios and the Money Market Fund per the following schedule for the period ended
    April 30, 2006:

    LIFELINE FUNDS PORTFOLIO WEIGHTINGS

                                                      AGGRESSIVE    GROWTH    MODERATE   CONSERVATIVE   CONSERVATIVE
                                                        GROWTH     STRATEGY    GROWTH       GROWTH         INCOME
    UNDERLYING PORTFOLIOS                                FUND        FUND       FUND         FUND           FUND
    ---------------------                                ----        ----       ----         ----           ----
    Growth Portfolio................................      21%         21%        19%          15%             8%
    Value Portfolio.................................      21%         21%        18%          14%             8%
    Small Cap Equity Portfolio......................      34%         20%        11%           4%           None
    International Equity Portfolio..................      23%         20%        15%          10%             4%
    Core Plus Fixed Income Portfolio................     None         15%        26%          25%            15%
    High Yield Fixed Income Portfolio...............     None          2%         5%           8%            10%
    Intermediate Duration Fixed Income Portfolio....     None        None       None           3%            25%
    Money Market Fund...............................       1%          1%         6%          21%            30%
                                                         ----        ----       ----         ----           ----
    Total...........................................     100%        100%       100%         100%           100%
                                                         ----        ----       ----         ----           ----
                                                         ----        ----       ----         ----           ----

33    HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

        Prior to April 28, 2006, the Lifeline Funds utilized the following schedule:

                                                      AGGRESSIVE    GROWTH    MODERATE   CONSERVATIVE   CONSERVATIVE
                                                        GROWTH     STRATEGY    GROWTH       GROWTH         INCOME
    UNDERLYING PORTFOLIOS                                FUND        FUND       FUND         FUND           FUND
    ---------------------                                ----        ----       ----         ----           ----
    Growth Portfolio................................      21%         21%        19%          15%             8%
    Value Portfolio.................................      21%         21%        18%          15%             8%
    Small Cap Equity Portfolio......................      34%         20%        11%           5%           None
    International Equity Portfolio..................      23%         20%        15%          10%             4%
    Core Plus Fixed Income Portfolio................     None         17%        31%          20%            25%
    Intermediate Duration Fixed Income Portfolio....     None        None       None          15%            25%
    Money Market Fund...............................       1%          1%         6%          20%            30%
                                                         ----        ----       ----         ----           ----
    Total...........................................     100%        100%       100%         100%           100%
                                                         ----        ----       ----         ----           ----
                                                         ----        ----       ----         ----           ----

        The financial statements of the Underlying Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the LifeLine Funds.

        The LifeLine Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class R Shares (currently not operational with assets). Each class of shares in the LifeLine Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

        Under the Trust's organizational documents, the LifeLine Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the LifeLine Funds. In addition, in the normal course of business, the LifeLine Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The LifeLine Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the LifeLine Funds. However, based on experience, the LifeLine Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the LifeLine Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        The LifeLine Funds record their investments in the Underlying Portfolios at fair value. Securities of the Portfolios' and the Money Market Fund are recorded at value and at amortized cost, respectively, as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        The LifeLine Funds record daily their pro-rata Portfolios' income, expenses, changes in unrealized appreciation and depreciation, and realized and unrealized gains and losses. Changes in holdings of the Money Market Fund for each LifeLine Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Money Market Fund are reflected as of trade date. In addition, the LifeLine Funds accrue their own expenses daily as incurred.

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net

                                              HSBC INVESTOR LIFELINE FUNDS    34

--------------------------------------------------------------------------------
 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        The Conservative Income Fund declares and distributes all net investment income as dividends to its shareholders monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Growth Fund and Conservative Growth Fund, and annually in the case of the Aggressive Growth Fund and Growth Strategy Fund.

        The LifeLine Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the LifeLine Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and certain distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification. The LifeLine Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

    REDEMPTION FEE:

        A redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the period ended April 30, 2006, the following LifeLine Funds collected redemption fees as follows:

FUND                                                               FEES COLLECTED
----                                                               --------------
Aggressive Growth Fund......................................          $     4
Growth Strategy Fund........................................               32
Moderate Growth Fund........................................              305
Conservative Growth Fund....................................               30
Conservative Income Fund....................................               70

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3. RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the LifeLine Funds. As Investment Adviser, HSBC manages the investments of the LifeLine Funds and continuously reviews, supervises and administers the LifeLine Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund.

35    HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    ADMINISTRATION:

        HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the LifeLine Funds a fee accrued daily and paid monthly at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS                                  FEE RATE
        ---------------------------------                                  --------
        Up to $8 billion............................................        0.075%
        In excess of $8 billion but not exceeding $9.25 billion.....        0.070%
        In excess of $9.25 billion but not exceeding $12 billion....        0.050%
        In excess of $12 billion....................................        0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in Underlying Portfolios by LifeLine Funds, the Portfolios pay half of the administration fee, and the LifeLine Funds pay the other half, for a combination of the total fee rate above. HSBC may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

        Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trust's sub-administrator to each LifeLine Fund subject to the general supervision of the Trust's Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points), which is retained by HSBC.

        Under a Compliance Services Agreement between the Trust's and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Trust's Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trust's compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $117,433 for the period ended April 30, 2006, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as 'Compliance service.' BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

        All administration fee waivers are voluntary and not subject to recoupment in subsequent fiscal periods.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves the LifeLine Funds as Distributor (the 'Distributor'). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the LifeLine Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the LifeLine Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the LifeLine Funds' shares. BISYS, as the LifeLine Funds' distributor, received $1,125,165 in commissions from sales of the HSBC Family of Funds, of which $1,124,903 was reallowed to affiliated brokers and dealers.

    SHAREHOLDER SERVICING:

        The Trust has entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee of 0.25%, 0.25%, 0.25%, and 0.75% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement currently are not intended to exceed, on

                                              HSBC INVESTOR LIFELINE FUNDS    36

--------------------------------------------------------------------------------
 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    the aggregate, 0.25% of the average daily net assets of Class A Shares, 1.00% of the average daily net assets of Class B Shares and Class C Shares, and 0.75% of the average daily net assets of Class R Shares.

    FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. As transfer agent for the LifeLine Funds, BISYS receives a fee based on the number of LifeLine Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the LifeLine Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. HSBC Bank is the named Custodian for the LifeLine Funds, however, the LifeLine Funds maintained no securities for which such services were rendered during the period.

        Each of the six non-interested Trustees are compensated with a $24,000 annual Board retainer, as well as a $1,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of the LifeLine Funds. Each Fund Class has its own expense limitations based on average daily net assets for any full fiscal year as follows: Class A 1.50%, Class B 2.25%, Class C 2.25% and Class R 2.00%.

        In addition, the Investment Adviser may waive additional fees at their discretion. All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

4. INVESTMENT TRANSACTIONS:

        Aggregate contributions and withdrawals of the Underlying Portfolios for the period ended April 30, 2006, totaled:

                                                                      CONTRIBUTIONS   WITHDRAWALS
                                                                      -------------   -----------
        Aggressive Growth Fund......................................   $2,217,478      $ 91,207
        Growth Strategy Fund........................................    7,267,863       333,410
        Moderate Growth Fund........................................    8,356,010       540,104
        Conservative Growth Fund....................................    1,708,763       227,215
        Conservative Income Fund....................................      714,610       141,587

37    HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                    TABLE OF SHAREHOLDERS EXPENSES -- APRIL 30, 2006 (UNAUDITED)

        As a shareholder of the HSBC Investor LifeLine Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor LifeLine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                      BEGINNING        ENDING         EXPENSE PAID         EXPENSE RATIO
                                                    ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*        DURING PERIOD
                                                       11/1/05         4/30/06      11/1/05 - 4/30/06    11/1/05 - 4/30/06
                                                       -------         -------      -----------------    -----------------
    Aggressive Growth Strategy Fund....   Class A     $1,000.00       $1,174.40          $ 8.09                1.50%
                                          Class B      1,000.00        1,170.20           12.11                2.25%
                                          Class C      1,000.00        1,169.60           12.10                2.25%
    Growth Strategy Fund...............   Class A      1,000.00        1,138.80            7.58                1.43%
                                          Class B      1,000.00        1,134.30           11.54                2.18%
                                          Class C      1,000.00        1,134.80           11.49                2.17%
    Moderate Growth Strategy Fund......   Class A      1,000.00        1,103.10            7.04                1.35%
                                          Class B      1,000.00        1,098.90           10.93                2.10%
                                          Class C      1,000.00        1,099.70           10.93                2.10%
    Conservative Growth Strategy
      Fund.............................   Class A      1,000.00        1,074.60            6.64                1.29%
                                          Class B      1,000.00        1,071.30           10.48                2.04%
                                          Class C      1,000.00        1,070.60           10.42                2.03%
    Conservative Income Strategy
      Fund.............................   Class A      1,000.00        1,033.20            6.40                1.27%
                                          Class B      1,000.00        1,029.30           10.26                2.04%
                                          Class C      1,000.00        1,029.10           10.31                2.05%

    -------------
    * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                              HSBC INVESTOR LIFELINE FUNDS    38

--------------------------------------------------------------------------------
 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDERS EXPENSES -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor LifeLine Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING        ENDING         EXPENSE PAID         EXPENSE RATIO
                                                    ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*        DURING PERIOD
                                                       11/1/05         4/30/06      11/1/05 - 4/30/06    11/1/05 - 4/30/06
                                                       -------         -------      -----------------    -----------------
    Aggressive Growth Strategy Fund....   Class A     $1,000.00       $1,017.36          $ 7.50                1.50%
                                          Class B      1,000.00        1,013.64           11.23                2.25%
                                          Class C      1,000.00        1,013.64           11.23                2.25%
    Growth Strategy Fund...............   Class A      1,000.00        1,017.70            7.15                1.43%
                                          Class B      1,000.00        1,013.98           10.89                2.18%
                                          Class C      1,000.00        1,014.03           10.84                2.17%
    Moderate Growth Strategy Fund......   Class A      1,000.00        1,018.10            6.76                1.35%
                                          Class B      1,000.00        1,014.38           10.49                2.10%
                                          Class C      1,000.00        1,014.38           10.49                2.10%
    Conservative Growth Strategy
      Fund.............................   Class A      1,000.00        1,018.40            6.46                1.29%
                                          Class B      1,000.00        1,014.68           10.19                2.04%
                                          Class C      1,000.00        1,014.73           10.14                2.03%
    Conservative Income Strategy
      Fund.............................   Class A      1,000.00        1,018.50            6.36                1.27%
                                          Class B      1,000.00        1,014.68           10.19                2.04%
                                          Class C      1,000.00        1,014.63           10.24                2.05%

    -------------
    * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

39    HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

---------------------------------------------------------------
  U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 39.9%
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN MORTGAGE CORP. - 8.0%
Pool #1B2655, 4.14%, 12/1/34, (a)......   343,145       338,219
Pool #C01188, 7.00%, 6/1/31............   218,072       224,345
Pool #C90893, 5.50%, 4/1/25............   626,629       613,236
Pool #G01884, 5.00%, 9/1/35............   578,579       547,201
                                                     ----------
                                                      1,723,001
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 23.3%
Pool #254693, 5.50%, 4/1/33............   959,400       934,334
Pool #535063, 6.50%, 12/1/14...........   232,417       237,840
Pool #593187, 7.00%, 11/1/31...........   481,176       495,321
Pool #740686, 6.50%, 10/1/33...........   607,938       620,504
Pool #781560, 4.49%, 10/1/34, (a)......   450,728       441,795
Pool #825278, 5.00%, 7/1/35............   575,260       544,265
TBA May, 5.50%, 5/1/35.................  1,200,000    1,165,126
TBA May, 6.00%, 5/15/36................   600,000       597,187
                                                     ----------
                                                      5,036,372
                                                     ----------
U.S. TREASURY NOTES - 8.6%
4.00%, 9/30/07.........................    95,000        93,835
4.50%, 2/15/09.........................   860,000       851,533
4.50%, 2/28/11.........................   265,000       260,156
4.75%, 3/31/11.........................   285,000       282,751
4.00%, 2/15/15.........................   405,000       375,258
                                                     ----------
                                                      1,863,533
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS
 (COST $8,672,143).....................               8,622,906
                                                     ----------

---------------------------------------------------------------
 CORPORATE OBLIGATIONS - 31.4%
---------------------------------------------------------------
AUTO MANUFACTURERS - 1.8%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08...............   400,000       388,256
                                                     ----------
BANKS - 1.8%
Sovereign Bank, 5.125%, 3/15/13........   300,000       285,883
Turanalem Finance BV, 7.75%, 4/25/13,
 (b)...................................   100,000        98,625
                                                     ----------
                                                        384,508
                                                     ----------
CABLE - 1.6%
Comcast Corp., 6.50%, 1/15/15..........   350,000       356,490
                                                     ----------
CHEMICALS - 1.1%
Nova Chemicals Corp., 6.50%, 1/15/12...   250,000       233,750
                                                     ----------
COLLEGES & UNIVERSITIES - 1.9%
Tulane University of Louisiana, 5.55%,
 11/15/12, (a).........................   400,000       402,500
                                                     ----------
ELECTRIC - 1.2%
Progress Energy, Inc., 5.14%, 11/14/08,
 (a)...................................   250,000       250,141
                                                     ----------
FINANCE - 7.8%
American General Finance Corp., 4.875%,
 5/15/10...............................   500,000       485,467
Ford Motor Credit Corp., 5.80%,
 1/12/09...............................   475,000       429,946
General Motors Acceptance Corp., 4.50%,
 7/15/06...............................   250,000       248,177
General Motors Acceptance Corp.,
 4.375%, 12/10/07......................   500,000       470,319

---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
General Motors Corp., 8.25%, 7/15/23...   100,000        72,500
                                                     ----------
                                                      1,706,409
                                                     ----------
MEDIA - 2.9%
Time Warner Entertainment, 8.875%,
 10/1/12...............................   550,000       622,808
                                                     ----------
OIL & GAS - 1.4%
Pioneer Natural Resources, 6.875%,
 5/1/18................................   300,000       300,630
                                                     ----------
RETAIL - 3.8%
Fred Meyer, Inc., 7.45%, 3/1/08........   350,000       361,065
May Department Stores Co., 5.75%,
 7/15/14...............................   500,000       491,312
                                                     ----------
                                                        852,377
                                                     ----------
TELECOMMUNICATIONS - 3.6%
AT&T, Inc., 5.10%, 9/15/14.............   400,000       376,584
Verizon Pennsylvania, Inc., 5.65%,
 11/15/11..............................   400,000       393,811
                                                     ----------
                                                        770,395
                                                     ----------
TRANSPORTATION - 2.5%
Burlington Northern Santa Fe Railway
 Co., 4.83%, 1/15/23...................   279,656       265,897
Union Pacific Railroad, 5.08%,
 1/2/29................................   299,958       279,513
                                                     ----------
                                                        545,410
                                                     ----------
TOTAL CORPORATE OBLIGATIONS (COST
 $6,987,670)...........................               6,813,674
                                                     ----------

---------------------------------------------------------------
 ASSET BACKED SECURITIES - 13.9%
---------------------------------------------------------------
Asset Backed Funding Certificates
 Series 2003-AHL1, Class A1, 3.68%,
 3/25/33...............................   210,318       202,621
Capital Auto Receivables Asset Trust
 Series 2003-2, Class A4A, 1.96%,
 1/15/09...............................   339,159       335,860
Carmax Auto Owner Trust Series 2004-2,
 Class A3, 3.00%, 9/15/08..............   491,354       486,651
Chase Issuance Trust 2005, Class A8,
 4.94%, 10/15/12, (a)..................   300,000       300,212
Citibank Credit Card Issuance Trust
 Series 2005-A6, Class A6, 4.56%,
 10/7/11, (a)..........................   450,000       449,986
MBNA Credit Card Master Note Trust
 Series 2002-A5, Class A5, 5.08%,
 10/17/11, (a).........................   450,000       452,282
SLM Student Loan Trust Series 2003-12,
 Class A3, 5.03%, 12/15/15, (a)........   450,000       451,143
Volkswagen Auto Lease Trust Series
 2004-A, Class A3, 2.84%, 7/20/07......   333,359       331,462
                                                     ----------
TOTAL ASSET BACKED SECURITIES (COST
 $3,019,597)...........................               3,010,217
                                                     ----------

---------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 13.2%
---------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
 Series 2005-WF2, Class AF2, 4.92%,
 8/25/35...............................   324,477       320,735
Countrywide Home Loans Series 2005-
 HYB8, Class 2A1, 5.385%, 12/20/35,
 (a)...................................   439,800       436,223
Freddie Mac Reference Remic Series
 R004, Class AL, 5.125%, 12/15/13......   556,319       549,630
Freddie Mac Series 2962, Class CJ,
 5.50%, 11/15/23.......................   566,117       566,917
J.P. Morgan Alternative Loan Trust
 Series 2005-S1, Class 2A9, 6.00%,
 12/25/35..............................   507,249       499,640
Morgan Stanley Mortgage Loan Trust
 Series 2006-3AR, Class 2A3, 5.92%,
 3/25/36...............................   348,329       349,323

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    40

--------------------------------------------------------------------------------
 HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Nomura Asset Acceptance Corp. Series
 2006-AP1, Class A2, 5.515%, 2/25/36...   150,000       147,946
                                                     ----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $2,906,325).........               2,870,414
                                                     ----------

---------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES - 7.5%
---------------------------------------------------------------
Banc of America Commercial Mortgage,
 Inc. Series 2005-6, Class AM, 5.18%,
 9/10/47...............................   227,000       218,539
Commercial Mortgage Pass-Through
 Certificate Series 2005-FL11,
 Class A1, 5.05%, 11/15/17, (a) (b)....   299,842       299,821
Global Signal Trust Series 2006-1,
 Class A2, 5.45%, 2/15/36, (a) (b).....   200,000       197,612
JP Morgan Chase Commercial Mortgage
 Securities Corp. Series 2005-LDP5,
 Class AM, 5.22%, 12/15/44.............   325,000       314,025
LB-UBS Commercial Mortgage Trust Series
 2006-C1, Class A4, 5.16%, 2/15/31.....   300,000       287,565
Morgan Stanley Capital I Series
 2006-T21, Class A4, 5.16%, 10/12/52...   330,000       316,183
                                                     ----------
TOTAL COMMERCIAL MORTGAGE BACKED
 SECURITIES
 (COST $1,686,732).....................               1,633,745
                                                     ----------

---------------------------------------------------------------
 FOREIGN BONDS** - 0.9%
---------------------------------------------------------------
ICELAND
SOVEREIGN - 0.2%
Housing Finance Fund, 3.75%, 2/15/24...  3,877,344       53,548
                                                     ----------
MEXICO
FINANCE - 0.3%
General Electric Capital Corp., 9.50%,
 8/4/10................................   800,000        73,471
                                                     ----------

---------------------------------------------------------------
 FOREIGN BONDS**, CONTINUED
---------------------------------------------------------------
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
SOVEREIGN - 0.4%
Mexican Bonos, 9.00%, 12/22/11.........   750,000        69,679
                                                     ----------
TOTAL FOREIGN BONDS**
 (COST $197,280).......................                 196,698
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES - 0.3%
---------------------------------------------------------------
HSBC Investor Money Market Fund Class I
 Shares*...............................    60,896        60,896
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $60,896)........................                  60,896
                                                     ----------
TOTAL INVESTMENTS (COST $23,530,643) --
 107.1%................................              23,208,550
                                                     ----------
                                                     ----------

---------

Percentages indicated are based on net assets of $21,671,765.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2006. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

*    Investment in affiliate.

** The principal amount of each security is denominated in the local currency of each respective country.

TBA -- Security was traded on a 'to be announced' basis.

41    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

At April 30, 2006, the portfolio's open forward currency contracts were as follows:

                                                                       CURRENCY         CONTRACT                    UNREALIZED
                                                       DELIVERY         AMOUNT            VALUE                   APPRECIATION/
CURRENCY                                                 DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)    VALUE      (DEPRECIATION)
--------                                                 ----      ----------------   -------------    -----      --------------
LONG CONTRACTS

Icelandic Krona......................................   5/4/2006      3,704,582         $ 50,088      $ 49,981        $(107)
Mexican Neuvo Peso...................................   5/2/2006        794,575           71,442        71,810          368
                                                                                        --------      --------        -----
TOTAL LONG CONTRACTS...............................................................     $121,530      $121,791        $ 261
                                                                                        --------      --------        -----
                                                                                        --------      --------        -----

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    42

--------------------------------------------------------------------------------
 HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -  42.8%
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 7.7%
Pool #1B2655, 4.14%, 12/1/34, (a).....  1,681,409      1,657,271
Pool #C00368, 8.50%, 10/1/24..........     37,780         40,634
Pool #C00922, 8.00%, 2/1/30...........    243,455        259,195
Pool #C54447, 7.00%, 7/1/31...........     39,732         40,875
Pool #C60712, 6.50%, 11/1/31..........    631,015        643,843
Pool #C80387, 6.50%, 4/1/26...........     37,840         38,681
Pool #C90893, 5.50%, 4/1/25...........  2,351,702      2,301,440
Pool #D62926, 6.50%, 8/1/25...........     29,221         29,868
Pool #G01317, 7.00%, 10/1/31..........    207,877        213,857
Pool #G01884, 5.00%, 9/1/35...........  3,278,612      3,100,805
                                                     -----------
                                                       8,326,469
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 23.4%
5.50%, 3/15/11........................  4,500,000      4,541,216
Pool #253438, 8.50%, 9/1/30...........     66,073         71,237
Pool #254693, 5.50%, 4/1/33...........  4,653,089      4,531,522
Pool #329530, 7.00%, 12/1/25..........    118,083        121,702
Pool #329655, 7.00%, 11/1/25..........     50,764         52,320
Pool #356905, 5.89%, 10/1/36, (a).....    283,558        287,232
Pool #398958, 6.50%, 10/1/12..........     88,373         90,149
Pool #535332, 8.50%, 4/1/30...........     58,519         63,066
Pool #535440, 8.50%, 8/1/30...........     68,680         74,049
Pool #535608, 9.50%, 4/1/30...........    131,706        144,376
Pool #548965, 8.50%, 7/1/30...........     59,661         64,324
Pool #568486, 7.00%, 1/1/31...........     40,222         41,426
Pool #573752, 8.50%, 2/1/31...........     54,755         59,036
Pool #575328, 6.50%, 4/1/31...........     72,360         73,862
Pool #781560, 4.49%, 10/1/34, (a).....  1,717,545      1,683,507
Pool #825278, 5.00%, 7/1/35...........  3,259,805      3,084,167
TBA May, 5.50%, 5/1/35................  5,950,000      5,777,081
TBA May, 6.50%, 5/1/35................  1,910,000      1,942,231
TBA May, 6.00%, 5/15/36...............  2,900,000      2,886,405
                                                     -----------
                                                      25,588,908
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.4%
Pool #346406, 7.50%, 2/15/23..........     75,085         78,809
Pool #412530, 7.50%, 12/15/25.........    102,512        107,712
Pool #781300, 7.00%, 6/15/31..........    188,677        195,912
                                                     -----------
                                                         382,433
                                                     -----------
U.S. TREASURY BONDS - 2.0%
5.375%, 2/15/31.......................  2,180,000      2,212,700
                                                     -----------
U.S. TREASURY NOTES - 9.3%
4.50%, 2/15/09........................  2,810,000      2,782,338
4.50%, 2/28/11........................  2,915,000      2,861,712
4.75%, 3/31/11........................  1,220,000      1,210,373
4.00%, 2/15/15........................  2,175,000      2,015,272
5.50%, 8/15/28........................  1,205,000      1,235,313
                                                     -----------
                                                      10,105,008
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (COST
 46,919,627)..........................               $46,615,518
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS - 31.2%
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
AUTO MANUFACTURERS - 1.4%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08..............  1,575,000      1,528,760
                                                     -----------
BANKS - 1.4%
Sovereign Bank, 5.125%, 3/15/13.......  1,075,000      1,024,415
Turanalem Finance BV, 7.75%, 4/25/13,
 (b)..................................    475,000        468,469
                                                     -----------
                                                       1,492,884
                                                     -----------
CABLE - 1.5%
Comcast Corp., 6.50%, 1/15/15.........  1,600,000      1,629,670
                                                     -----------
CHEMICALS - 2.1%
Nova Chemicals Corp., 7.00%,
 5/15/06..............................  1,200,000      1,200,000
Nova Chemicals Corp., 6.50%,
 1/15/12..............................  1,190,000      1,112,650
                                                     -----------
                                                       2,312,650
                                                     -----------
COLLEGES & UNIVERSITIES - 1.6%
Tulane University of Louisiana, 5.55%,
 11/15/12, (a)........................  1,700,000      1,710,625
                                                     -----------
ELECTRIC - 0.9%
Progress Energy, Inc., 5.14%,
 11/14/08, (a)........................  1,000,000      1,000,564
                                                     -----------
FINANCE - 5.9%
American General Finance Corp.,
 4.875%, 5/15/10......................  2,100,000      2,038,955
Ford Motor Credit Corp., 5.80%,
 1/12/09..............................  1,600,000      1,448,240
General Motors Acceptance Corp.,
 4.50%, 7/15/06.......................  1,250,000      1,240,886
General Motors Acceptance Corp.,
 4.375%, 12/10/07.....................  1,400,000      1,316,892
General Motors Corp., 8.25%,
 7/15/23..............................    500,000        362,500
                                                     -----------
                                                       6,407,473
                                                     -----------
MEDICAL - 1.5%
HCA, Inc., 6.95%, 5/1/12..............  1,650,000      1,655,666
                                                     -----------
MULTIMEDIA - 0.5%
Viacom, Inc., 6.25%, 4/30/16, (b).....    600,000        594,652
                                                     -----------
OIL & GAS - 1.5%
Pioneer Natural Resources, 6.875%,
 5/1/18...............................  1,575,000      1,578,308
                                                     -----------
RETAIL - 3.4%
Fred Meyer, Inc., 7.45%, 3/1/08.......  1,500,000      1,547,423
May Department Stores Co., 6.65%,
 7/15/24..............................  2,200,000      2,172,319
                                                     -----------
                                                       3,719,742
                                                     -----------
TELECOMMUNICATIONS - 7.7%
AOL Time Warner, Inc., 7.70%,
 5/1/32...............................  1,000,000      1,092,837
AT&T, Inc., 5.10%, 9/15/14............  1,750,000      1,647,554
Bell Telephone Co. Pennsylvania,
 8.75%, 8/15/31.......................    850,000        978,585
Sprint Capital Corp., 8.75%,
 3/15/32..............................  1,300,000      1,613,023
Time Warner Entertainment Co., 8.375%,
 3/15/23..............................  1,300,000      1,457,862
Verizon Communications, Inc., 5.55%,
 2/15/16..............................  1,650,000      1,574,475
                                                     -----------
                                                       8,364,336
                                                     -----------

43    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
TRANSPORTATION - 1.8%
BNSF Funding Trust I, 6.61%, 12/15/55,
 Callable 01/15/26 @ 100..............  1,200,000      1,153,183
Burlington Northern Santa Fe Railway
 Co., 7.57%, 1/2/21...................    312,308        343,926
Union Pacific Corp., 6.85%, 1/2/19....    432,401        457,632
                                                     -----------
                                                       1,954,741
                                                     -----------
TOTAL CORPORATE OBLIGATIONS (COST
 $34,798,525).........................                33,950,071
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES - 12.7%
----------------------------------------------------------------
Asset Backed Funding Certificates
 Series 2003-AHL1, Class A1, 3.68%,
 3/25/33..............................    738,743        711,708
Capital Auto Receivables Asset Trust
 Series 2003-2, Class A4A, 1.96%,
 1/15/09..............................  1,229,453      1,217,494
Capital Auto Receivables Asset Trust
 Series 2006-1, Class A2A, 5.03%,
 9/15/08..............................  2,040,000      2,037,347
Chase Issuance Trust 2005, Class A8,
 4.94%, 10/15/12, (a).................  1,000,000      1,000,707
Citibank Credit Card Issuance Trust
 Series 2005-A6, Class A6, 4.56%,
 10/7/11, (a).........................  2,150,000      2,149,933
MBNA Credit Card Master Note Trust
 Series 2002-A5, Class A5, 5.08%,
 10/17/11, (a)........................  2,250,000      2,261,410
Peco Energy Transition Trust Series
 2000-A, Class A3, 7.625%, 3/1/10.....    600,000        634,253
SLM Student Loan Trust Series 2003-12,
 Class A3, 5.03%, 12/15/15, (a).......  2,250,000      2,255,714
Volkswagen Auto Lease Trust Series
 2004-A, Class A3, 2.84%, 7/20/07.....  1,514,300      1,505,683
                                                     -----------
TOTAL ASSET BACKED SECURITIES (COST
 $13,758,121).........................                13,774,249
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 12.3%
----------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
 Series 2005-WF2, Class AF2, 4.92%,
 8/25/35..............................  1,017,148      1,005,419
Countrywide Home Loans Series 2005-
 HYB8, Class 2A1, 5.385%, 12/20/35,
 (a)..................................  1,651,495      1,638,063
Fannie Mae IO Series 2000-16, Class
 PS, 3.64%, 10/25/29, (a) (c).........     84,607          5,256
Fannie Mae IO Series 2000-32, Class
 SV, 3.69%, 3/18/30, (a) (c)..........     29,046          1,219
Fannie Mae IO Series 2001-4, Class SA,
 2.64%, 2/17/31, (a) (c)..............    307,243         13,051
Fannie Mae IO Series 270, Class 2,
 8.50%, 9/1/23, (c)...................     64,603         16,162
Fannie Mae IO Series 296, Class 2,
 8.00%, 4/1/24, (c)...................     73,651         17,431
Fannie Mae IO Series 306, Class IO,
 8.00%, 5/1/30, (c)...................     93,060         23,098
FHA Weyerhauser, 7.43%, 1/1/24, (d)
 (e)..................................     34,389         34,389
Freddie Mac IO Series 1534, Class K,
 2.46%, 6/15/23, (a) (c)..............    202,076          8,347
Freddie Mac IO Series 2141, Class SD,
 3.24%, 4/15/29, (a) (c)..............    148,106         13,562
Freddie Mac IO Series 2247, Class SC,
 2.59%, 8/15/30, (a) (c)..............     97,524          3,511

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Freddie Mac Series 2894, Class QA,
 5.50%, 12/15/24......................  3,655,912      3,669,015
Freddie Mac Series 2962, Class CJ,
 5.50%, 11/15/23......................  2,177,372      2,180,447
Government National Mortgage
 Association IO Series 1999-30, Class
 S, 3.69%, 8/16/29, (a) (c)...........     89,114          5,741
Government National Mortgage
 Association IO Series 1999-30, Class
 SA, 3.09%, 4/16/29, (a) (c)..........    117,716          5,979
Government National Mortgage
 Association IO Series 1999-32, Class
 SB, 3.09%, 7/16/27, (a) (c)..........     32,152            678
J.P. Morgan Alternative Loan Trust
 Series 2005-S1, Class 2A9, 6.00%,
 12/25/35.............................  2,351,793      2,316,514
Morgan Stanley Mortgage Loan Trust
 Series 2006-3AR, Class 2A3, 5.92%,
 3/25/36..............................  1,625,537      1,630,175
Nomura Asset Acceptance Corp. Series
 2006-AP1, Class A2, 5.515%,
 2/25/36..............................    750,000        739,732
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (COST $13,572,216)...................                13,327,789
                                                     -----------

----------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES - 7.7%
----------------------------------------------------------------
Banc of America Commercial Mortgage,
 Inc. Series 2000-2, Class A2, 7.20%,
 5/15/10..............................    675,000        713,514
Banc of America Commercial Mortgage,
 Inc. Series 2005-6, Class AM, 5.18%,
 9/10/47..............................    900,000        866,454
Commercial Mortgage Pass-Through
 Certificate Series 2005-FL11, Class
 A1, 5.05%, 11/15/17, (a) (b).........  1,219,356      1,219,271
DLJ Mortgage Acceptance Corp. IO
 Series 1997-CF1, Class S, 0.92%,
 5/15/30, (a) (b) (c).................    416,997          2,749
Global Signal Trust Series 2006-1,
 Class A2, 5.45%, 2/15/36, (a) (b)....    850,000        839,850
GMAC Commercial Mortgage Securities,
 Inc. IO Series 1996-C1, Class X2,
 2.22%, 10/15/28, (a) (c).............    115,437          2,319
GS Mortgage Securities Corp. IO Series
 1997-GL, Class X2, 0.90%, 7/13/30,
 (a) (c)..............................    364,321          3,407
JP Morgan Chase Commercial Mortgage
 Securities Corp. Series 2005-LDP5,
 Class AM, 5.22%, 12/15/44............  1,280,000      1,236,777
LB-UBS Commercial Mortgage Trust
 Series 2000-C3, Class A1, 7.95%,
 7/15/09..............................    204,401        207,331
LB-UBS Commercial Mortgage Trust
 Series 2006-C1, Class A4, 5.16%,
 2/15/31..............................  1,300,000      1,246,118
Morgan Stanley Capital I Series
 2006-T21, Class A4, 5.16%,
 10/12/52.............................  1,480,000      1,418,033
PNC Mortgage Acceptance Corp. Series
 2000-C2, Class A2, 7.30%, 10/12/33...    600,000        637,610
                                                     -----------
TOTAL COMMERCIAL MORTGAGE BACKED
 SECURITIES
 (COST $8,576,866)....................                 8,393,433
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    44

--------------------------------------------------------------------------------
 HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 FOREIGN BONDS** - 0.9%
---------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
ICELAND - 0.2%
SOVEREIGN - 0.2%
Housing Finance Fund, 3.75%,
 2/15/24..............................  19,537,785       269,825
                                                     -----------
MEXICO - 0.7%
FINANCE - 0.3%
General Electric Capital Corp., 9.50%,
 8/4/10...............................  3,800,000        348,989
                                                     -----------
SOVEREIGN - 0.4%
Mexican Bonos, 9.00%, 12/22/11........  3,600,000        334,459
                                                     -----------
TOTAL FOREIGN BONDS**
 (COST $956,057)......................                   953,273
                                                     -----------

----------------------------------------------------------------
 MUNICIPAL BONDS - 0.9%
----------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.9%
Louisiana Local Government
 Environmental Facilities & Community
 Development, 6.30%, 7/1/30, (LOC
 AMBAC)...............................    850,000        923,559
                                                     -----------
TOTAL MUNICIPAL BONDS
 (COST $930,321)......................                   923,559
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES - 0.5%
----------------------------------------------------------------
HSBC Investor Money Market Fund Class
 I Shares *...........................    510,201        510,201
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $510,201)............................                   510,201
                                                     -----------
TOTAL INVESTMENTS
 (COST $120,021,934)  -- 109.0%.......               118,448,093
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $108,659,148.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report, represents the rates that were in effect on April 30, 2006. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate presented represents the rates that were in effect on April 30, 2006. The principal amount shown is the notional amount of the underlying mortgages.

(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The investment manager, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.03% of net assets.

(e) Security was fair valued (See note 2) as of April 30, 2006.

 *   Investment in affiliate.

** The principal amount of each security is denominated in the local currency of each respective country.

AMBAC - American Municipal Bank Assurance Corp.

LOC - Letter of Credit

TBA - Security was traded on a 'to be announced' basis.

45    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

At April 30, 2006, the portfolio's open forward currency contracts were as follows:

                                                                         CONTRACT         CONTRACT                   UNREALIZED
                                                          DELIVERY        AMOUNT            VALUE                  APPRECIATION/
CURRENCY                                                    DATE     (LOCAL CURRENCY)   (U.S. DOLLAR)    VALUE     (DEPRECIATION)
--------                                                    ----     ----------------   -------------    -----     --------------
LONG CONTRACTS
Icelandic Krona.........................................  5/4/2006      18,667,246        $252,392      $251,852       $ (540)
Mexican Neuvo Peso......................................  5/2/2006       3,813,960         342,920       344,687        1,767
                                                                                          --------      --------       ------
TOTAL LONG CONTRACTS.................................................................     $595,312      $596,539       $1,227
                                                                                          --------      --------       ------
                                                                                          --------      --------       ------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    46

--------------------------------------------------------------------------------
 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS - 83.9%
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
ADVERTISING SERVICES - 4.0%
Iron Mountain, Inc., 8.625%, 4/1/13,
 Callable 4/1/06 @ 104.313............    250,000        260,313
R.H. Donnelley Corp., 6.875%, 1/15/13,
 Callable 1/15/09 @ 103.438 (a).......     90,000         83,700
R.H. Donnelley Corp., 6.875%, 1/15/13,
 Callable 1/15/09 @ 103.438...........    100,000         93,000
                                                     -----------
                                                         437,013
                                                     -----------
AEROSPACE/DEFENSE -- EQUIPMENT - 0.9%
DRS Technologies, Inc., 7.625%,
 2/1/18, Callable 2/1/11 @ 103.813....    100,000        102,625
                                                     -----------
APPAREL MANUFACTURERS - 0.5%
Levi Strauss & Co., 8.875%, 4/1/16,
 Callable 4/1/11 @ 104.438 (a)........     50,000         50,125
                                                     -----------
BUILDING & CONSTRUCTION PRODUCTS - 1.3%
Ply Gem Industries, Inc., 9.00%,
 2/15/12, Callable 2/18/08 @ 104.50...    150,000        144,375
                                                     -----------
CABLE TELEVISION - 4.5%
Cablevision Systems Corp., 8.00%,
 4/15/12..............................    250,000        249,375
Mediacom LLC, 7.875%, 2/15/11,
 Callable 2/15/06 @ 103.938...........    250,000        242,500
                                                     -----------
                                                         491,875
                                                     -----------
CHEMICALS - 3.0%
JohnsonDiversey, Inc., 9.625%,
 5/15/12, Callable 5/15/07 @
 104.813..............................    250,000        255,313
Millennium America, Inc., 9.25%,
 6/15/08..............................     25,000         26,125
PQ Corp., 7.75%, 2/15/13, Callable
 2/15/09 @ 103.75 (a).................     50,000         47,500
                                                     -----------
                                                         328,938
                                                     -----------
COMPUTER SOFTWARE - 0.5%
Activant Solutions Holdings, Inc.,
 9.50%, 5/1/16, Callable 5/1/11 @
 104.75 (a)...........................     50,000         50,875
                                                     -----------
CONTAINERS -- PAPER/PLASTIC - 2.4%
Solo Cup Co., 8.50%, 2/15/14, Callable
 2/15/2009 @ 104.25...................    250,000        237,500
Stone Container Finance Co. of Canada,
 7.375%, 7/15/14, Callable 7/15/09
 @ 103.688............................     25,000         23,000
                                                     -----------
                                                         260,500
                                                     -----------
DIVERSIFIED OPERATIONS - 1.0%
Stripes Acquisition LLC/Susser Finance
 Corp., 10.625%, 12/15/13, Callable
 12/15/2009 @ 105.313 (a).............    100,000        106,250
                                                     -----------
ELECTRIC - 1.5%
AES Corp., 7.75%, 3/1/14,.............     60,000         62,550
CMS Energy Corp., 6.875%, 12/15/15....    100,000         99,500
                                                     -----------
                                                         162,050
                                                     -----------
ENERGY - 4.3%
Copano Energy LLC, 8.125%, 3/1/16,
 Callable 3/1/11 @ 104.0625 (a).......     80,000         82,200
Massey Energy Co., 6.875%, 12/15/13,
 Callable 12/15/09 @ 103.44 (a).......    100,000         96,250

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Mirant North America LLC, 7.375%,
 12/31/13, Callable 12/31/09
 @ 103.688 (a)........................     50,000         50,188
Williams Cos., 6.375%, 10/1/10, (a)...    250,000        249,375
                                                     -----------
                                                         478,013
                                                     -----------
FINANCE - 8.3%
Basell AF SCA, 8.375%, 8/15/15,
 Callable 8/15/10 @ 104.188 (a).......    250,000        247,812
CCM Merger, Inc., 8.00%, 8/1/13,
 Callable 8/1/09 @ 104 (a)............    250,000        242,500
Ford Motor Credit Co., 7.375%,
 10/28/09.............................    100,000         92,398
General Motors Accept Corp., 6.875%,
 8/28/12..............................    300,000        279,542
Nalco Finance Holdings, Inc., 0.00%,
 2/1/14, Callable 2/1/09 @ 104.5
 (b)..................................     75,000         57,375
                                                     -----------
                                                         919,627
                                                     -----------
GAMBLING - 6.4%
Greektown Holdings, Inc., 10.75%,
 12/1/13, Callable 12/1/10 @ 105.375
 (a)..................................    100,000        105,000
Isle of Capri Casinos, Inc., 7.00%,
 3/1/14, Callable 3/1/09 @ 103.50.....    250,000        245,625
Kerzner International Ltd., 6.75%,
 10/1/15, Callable 10/1/10 @
 103.375..............................    250,000        259,375
MGM MIRAGE, Inc., 6.75%, 4/1/13,
 (a)..................................    100,000         98,500
                                                     -----------
                                                         708,500
                                                     -----------
LEISURE - 3.3%
AMC Entertainment, Inc., 11.00%,
 2/1/16, Callable 2/1/11 @ 105.50
 (a)..................................    100,000        108,500
K2, Inc., 7.375%, 7/1/14, Callable
 7/1/09 @ 103.688.....................    258,000        258,000
                                                     -----------
                                                         366,500
                                                     -----------
MACHINERY -- FARM - 0.4%
Case New Holland, Inc., 7.125%,
 3/1/14, Callable 3/1/10 @ 103.563
 (a)..................................     50,000         49,125
                                                     -----------
MANUFACTURING - 0.2%
Nutro Products, Inc., 10.75%, 4/15/14,
 Callable 4/15/09 @ 108.063 (a).......     25,000         25,875
                                                     -----------
MEDICAL - 0.9%
MultiPlan, Inc., 10.375%, 4/15/16,
 Callable 4/15/11 @ 105.188 (a).......    100,000        101,625
                                                     -----------
METAL PROCESSORS AND FABRICATION - 0.9%
TriMas Corp., 9.875%, 6/15/12,
 Callable 6/15/07 @ 104.938...........    100,000         93,750
                                                     -----------
OIL & GAS - 10.0%
Chaparral Energy, Inc., 8.50%,
 12/1/15, Callable 12/1/10 @ 104.25
 (a)..................................    100,000        103,000
Chesapeake Energy Corp., 6.875%,
 1/15/16, Callable 1/15/09 @
 103.438..............................    250,000        246,250
Clayton Williams Energy, Inc., 7.75%,
 8/1/13, Callable 8/1/2009 @ 103.875
 (a)..................................    100,000         94,250
Colorado Interstate Gas, 6.80%,
 11/15/15, (a)........................    150,000        150,109

47    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Compton Petroleum Finance Corp.,
 7.625%, 12/1/13, Callable 12/1/09
 @ 103.813............................    250,000        247,499
El Paso Production Holdings, 7.75%,
 6/1/13, Callable 6/1/08 @ 103.875....    150,000        154,688
Inergy LP/Inergy Finance, 8.25%,
 3/1/16, Callable 3/1/11 @ 104.125
 (a)..................................    100,000        102,750
                                                     -----------
                                                       1,098,546
                                                     -----------
PAPER & RELATED PRODUCTS - 5.0%
Abitibi-Consolidated Co. of Canada,
 8.375%, 4/1/15.......................    250,000        252,500
Exopac Holding Corp., 11.25%, 2/1/14,
 Callable 2/1/10 @ 105.625 (a)........     50,000         50,625
Georgia-Pacific Corp., 7.70%,
 6/15/15..............................    250,000        250,000
                                                     -----------
                                                         553,125
                                                     -----------
PHARMACY SERVICES - 0.9%
Omnicare, Inc., 6.75%, 12/15/13,
 Callable 12/15/09 @ 103.375..........    100,000         98,875
                                                     -----------
PUBLISHING - 2.6%
Block Communications, Inc., 8.25%,
 12/15/15, Callable 12/15/10
 @ 104.125 (a)........................     50,000         48,875
Morris Publishing, 7.00%, 8/1/13,
 Callable 8/1/08 @ 103.50.............    250,000        235,625
                                                     -----------
                                                         284,500
                                                     -----------
RENTAL -- AUTO AND EQUIPMENT - 1.9%
Avis Budget Car Rental, Inc., 7.625%,
 5/15/14, Callable 5/15/10 @ 103.81
 (a)..................................    100,000        101,750
Hertz Corp., 8.875%, 1/1/14, Callable
 1/1/10 @ 104.44 (a)..................    100,000        106,250
                                                     -----------
                                                         208,000
                                                     -----------
RESEARCH AND TESTING SERVICES - 0.5%
Cie Gen Geophysique, 7.50%, 5/15/15,
 Callable 5/15/10 @ 103.75 (a)........     50,000         51,625
                                                     -----------
RESTAURANTS - 2.7%
Dave & Busters. Inc., 11.25%, 3/15/14,
 Callable 3/15/10 @ 105.625 (a).......     50,000         50,500
Landry's Restaurants, Inc., 7.50%,
 12/15/14, Callable 12/15/09 @
 103.75...............................    200,000        192,000
NPC International, Inc., 9.50%,
 5/1/14, Callable 5/1/10 @ 104.75
 (a)..................................     50,000         50,500
                                                     -----------
                                                         293,000
                                                     -----------
RETAIL - 2.6%
Linens 'n Things, Inc., 10.70%,
 1/15/14, Callable 1/15/08 @ 102 (a)
 (c)..................................     50,000         50,625
The Jean Coutu Group PJC, Inc., 8.50%,
 8/1/14, Callable 8/1/09 @ 104.25.....    250,000        234,375
                                                     -----------
                                                         285,000
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
----------------------------------------------------------------
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------

SEMICONDUCTOR EQUIPMENT - 0.5%
Sensata Technologies BV, 8.00%,
 5/1/14, Callable 5/1/10 @ 104 (a)....     50,000         50,250
                                                     -----------
STEEL - 3.2%
AK Steel Corp., 7.75%, 6/15/12,
 Callable 6/15/07 @ 103.875...........    200,000        202,500
Gibraltar Industries, Inc., 8.00%,
 12/1/15, Callable 12/1/10 @ 104
 (a)..................................    150,000        152,625
                                                     -----------
                                                         355,125
                                                     -----------
TELECOMMUNICATIONS - 7.5%
Centennial Communications Corp.,
 10.00%, 1/1/13, Callable 1/1/09 @
 107.50...............................    100,000        104,000
Cincinnati Bell, Inc., 8.375%,
 1/15/14, Callable 1/15/09 @
 104.1885.............................    250,000        255,625
Insight Midwest L.P., 9.75%, 10/1/09,
 Callable 10/1/06 @ 101.625...........    250,000        257,500
Nordic Telephone Co. Holdings, 8.875%,
 5/1/16, Callable 5/1/11 @ 104.438
 (a)..................................     50,000         51,750
Rural Cellular Corp., 9.75%, 1/15/10,
 Callable 1/15/07 @ 103.25............     50,000         51,563
Wind Acquisition Financial SA, 10.75%,
 12/1/15, Callable 12/1/10 @
 105.375..............................    100,000        110,500
                                                     -----------
                                                         830,938
                                                     -----------
WASTE DISPOSAL - 2.2%
Allied Waste North America, Inc.,
 7.375%, 4/15/14, Callable 4/15/09 @
 103.688..............................    250,000        246,250
                                                     -----------
TOTAL CORPORATE OBLIGATIONS (COST
 $9,076,618)..........................                 9,232,875
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES - 15.9%
----------------------------------------------------------------
Investors Bank Trust Cash Reserve.....  1,754,963      1,754,963
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $1,754,963)..........................                 1,754,963
                                                     -----------
TOTAL INVESTMENTS
 (COST $10,831,581) - 99.8%..........                10,987,838
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $11,015,360.

(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(b)  Step Coupon. Rate set to step up to 9.0% on 2/2/09.

(c) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report, represents the rates that were in effect on April 30, 2006. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    48

--------------------------------------------------------------------------------
 HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

-----------------------------------------------------------------
 COMMON STOCKS - 95.3%
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE - 3.8%
General Dynamics Corp....................     20,300    1,332,086
The Boeing Co............................     10,600      884,570
                                                       ----------
                                                        2,216,656
                                                       ----------
BUSINESS SERVICES - 2.9%
Paychex, Inc.............................     41,650    1,682,244
                                                       ----------
CHEMICALS - 3.0%
Monsanto Co..............................     20,700    1,726,380
                                                       ----------
COMPUTER SOFTWARE - 10.5%
Adobe Systems, Inc. (a)..................     30,550    1,197,560
Automatic Data Processing, Inc...........     12,100      533,368
CheckFree Corp. (a)......................     26,850    1,446,409
Electronic Arts, Inc. (a)................     10,150      576,520
Microsoft Corp...........................     42,650    1,029,998
SAP AG ADR...............................     23,700    1,294,730
                                                       ----------
                                                        6,078,585
                                                       ----------
COMPUTERS - 1.5%
Apple Computer, Inc. (a).................     12,250      862,278
                                                       ----------
CONSUMER PRODUCTS - 7.5%
Colgate-Palmolive Co.....................     26,450    1,563,724
Harman International Industries, Inc.....      5,700      501,543
PepsiCo, Inc.............................     20,000    1,164,800
The Procter & Gamble Co..................     18,650    1,085,617
                                                       ----------
                                                        4,315,684
                                                       ----------
DIVERSIFIED MANUFACTURING OPERATIONS  -
 6.0%
Caterpillar, Inc.........................     26,900    2,037,406
General Electric Co......................     41,412    1,432,441
                                                       ----------
                                                        3,469,847
                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 4.3%
Broadcom Corp. (a).......................     13,200      542,652
Maxim Integrated Products, Inc...........     11,850      417,831
Microchip Technology, Inc................     41,750    1,555,605
                                                       ----------
                                                        2,516,088
                                                       ----------
FINANCIAL SERVICES - 14.2%
Franklin Resources, Inc..................      5,950      554,064
Goldman Sachs Group, Inc.................      8,600    1,378,494
Legg Mason, Inc..........................     17,900    2,120,792
Robert Half International, Inc...........     23,500      993,345
SLM Corp.................................     45,000    2,379,599
The Chicago Mercantile Exchange
 Holdings, Inc...........................      1,700      778,600
                                                       ----------
                                                        8,204,894
                                                       ----------
HEALTH CARE - 3.5%
DENTSPLY International, Inc..............      9,650      575,816
Medtronic, Inc...........................     11,150      558,838
UnitedHealth Group, Inc..................     17,400      865,476
                                                       ----------
                                                        2,000,130
                                                       ----------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------

HOTELS & LODGING - 3.5%
Las Vegas Sands Corp. (a)................     31,200    2,022,072
                                                       ----------
INSURANCE - 1.2%
AFLAC, Inc...............................     15,200      722,608
                                                       ----------
INTERNET RELATED - 4.1%
eBay, Inc. (a)...........................     12,450      428,405
Google, Inc., Class A (a)................      4,700    1,964,318
                                                       ----------
                                                        2,392,723
                                                       ----------
OIL & GAS - 7.3%
Schlumberger Ltd.........................     29,850    2,063,829
Smith International, Inc.................     50,950    2,151,619
                                                       ----------
                                                        4,215,448
                                                       ----------
PHARMACEUTICALS - 7.5%
Alcon, Inc...............................      5,650      574,662
Allergan, Inc............................      6,150      631,728
Genentech, Inc. (a)......................     15,979    1,273,686
Gilead Sciences, Inc. (a)................     22,600    1,299,499
Johnson & Johnson........................      9,650      565,587
                                                       ----------
                                                        4,345,162
                                                       ----------
RESTAURANTS - 1.0%
Starbucks Corp. (a)......................     15,300      570,231
                                                       ----------
RETAIL - 7.5%
Abercrombie & Fitch Co., Class A.........     10,100      613,373
Best Buy Co., Inc........................     10,225      579,349
Home Depot, Inc..........................     23,750      948,337
Staples, Inc.............................     13,025      343,990
Walgreen Co..............................     44,417    1,862,404
                                                       ----------
                                                        4,347,453
                                                       ----------
TELECOMMUNICATIONS - 4.2%
Cisco Systems, Inc. (a)..................     73,550    1,540,873
QUALCOMM, Inc............................     17,400      893,316
                                                       ----------
                                                        2,434,189
                                                       ----------
TRANSPORTATION - 1.8%
Expeditors International of Washington,
 Inc.....................................     12,250    1,048,723
                                                       ----------
TOTAL COMMON STOCKS
 (COST $47,890,794)......................              55,171,395
                                                       ----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES - 4.6%
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money
 Market Fund Class I Shares *............  2,644,023    2,644,023
                                                       ----------
TOTAL INVESTMENT COMPANIES (COST
 $2,644,023).............................               2,644,023
                                                       ----------
TOTAL INVESTMENTS
 (COST $50,534,817) - 99.9%.............              57,815,418
                                                       ----------
                                                       ----------

---------

Percentages indicated are based on net assets of $57,888,505.

(a) Represents non-income producing security.

 * Investment in affiliate.

ADR  -- American Depositary Receipt

49    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

-----------------------------------------------------------------
 COMMON STOCKS - 95.3%
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE - 7.5%
Lockheed Martin Corp.....................     19,400    1,472,460
Northrop Grumman Corp....................     28,600    1,913,340
Raytheon Co..............................     28,300    1,252,841
                                                       ----------
                                                        4,638,641
                                                       ----------
BANKING - 4.8%
Bank of America Corp.....................     23,600    1,178,112
Wells Fargo & Co.........................     25,800    1,772,202
                                                       ----------
                                                        2,950,314
                                                       ----------
BUSINESS SERVICES - 2.2%
Pitney Bowes, Inc........................     32,100    1,343,385
                                                       ----------
COMPUTER SOFTWARE - 5.7%
CA, Inc..................................     87,100    2,208,856
Microsoft Corp...........................     54,300    1,311,345
                                                       ----------
                                                        3,520,201
                                                       ----------
CONGLOMERATES - 1.9%
Loews Corp...............................     11,200    1,188,880
                                                       ----------
CONSUMER PRODUCTS - 6.6%
Altria Group, Inc........................     29,200    2,136,272
Kimberly-Clark Corp......................     24,500    1,433,985
Tyson Foods, Inc. -- Class A.............     34,200      499,320
                                                       ----------
                                                        4,069,577
                                                       ----------
DIVERSIFIED MANUFACTURING
 OPERATIONS -  2.1%
Ingersoll-Rand Co., Class A..............     29,800    1,303,750
                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -  1.5%
Agilent Technologies, Inc. (a)...........     24,564      943,749
                                                       ----------
FINANCIAL SERVICES - 18.0%
Citigroup, Inc...........................     36,707    1,833,515
Countrywide Financial Corp...............     76,600    3,114,556
Fannie Mae...............................     41,500    2,099,900
Genworth Financial, Inc., Class A........     50,900    1,689,880
J.P. Morgan Chase & Co...................     34,150    1,549,727
MGIC Investment Corp.....................     11,800      834,260
                                                       ----------
                                                       11,121,838
                                                       ----------
GAS & ELECTRIC UTILITY - 2.1%
Dominion Resources, Inc..................     17,000    1,272,790
                                                       ----------
INSURANCE - 7.0%
Aetna, Inc...............................     16,600      639,100
AON Corp.................................     26,900    1,127,379
Radian Group, Inc........................     17,400    1,091,328
The Hartford Financial Services Group,
 Inc.....................................     15,700    1,443,301
                                                       ----------
                                                        4,301,108
                                                       ----------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------

MEDIA - 6.8%
CBS Corp., Class B.......................     33,050      841,784
Liberty Media Corp., Class A (a).........    100,350      837,923
Viacom, Inc., Class B (a)................     63,800    2,541,153
                                                       ----------
                                                        4,220,860
                                                       ----------
METALS & MINING - 6.4%
Barrick Gold Corp........................     62,700    1,911,096
POSCO ADR................................     11,800      831,546
Rio Tinto PLC ADR........................      5,300    1,180,310
                                                       ----------
                                                        3,922,952
                                                       ----------
OIL & GAS - 11.0%
ConocoPhillips...........................     16,271    1,088,530
Kerr-McGee Corp..........................     30,589    3,054,617
Noble Energy, Inc........................     59,000    2,653,820
                                                       ----------
                                                        6,796,967
                                                       ----------
PAPER PRODUCTS - 1.6%
International Paper Co...................     26,800      974,180
                                                       ----------
TELECOMMUNICATIONS - 8.1%
AT&T, Inc................................     44,900    1,176,829
BellSouth Corp...........................     21,050      711,069
Comcast Corp. Special Class A (a)........     42,300    1,304,109
Motorola, Inc............................     47,900    1,022,665
Sprint Nextel Corp.......................     30,600      758,880
                                                       ----------
                                                        4,973,552
                                                       ----------
TRANSPORTATION - 2.0%
Union Pacific Corp.......................     13,200    1,203,972
                                                       ----------
TOTAL COMMON STOCKS
 (COST $46,902,116)......................              58,746,716
                                                       ----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES - 4.7%
-----------------------------------------------------------------
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money Market Fund
 Class I Shares*.........................  2,922,921    2,922,921
                                                       ----------
TOTAL INVESTMENT COMPANIES
 (COST $2,922,921).......................               2,922,921
                                                       ----------
TOTAL INVESTMENTS
 (COST $49,825,037) - 100.0%............              61,669,637
                                                       ----------
                                                       ----------

---------

Percentages indicated are based on net assets of $61,678,884.
(a) Represents non-income producing security.

 * Investment in Affiliate
ADR - American Depository Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    50

--------------------------------------------------------------------------------
 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 COMMON STOCKS - 97.4%
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                         ---------   -----------
AUSTRALIA - 0.6%
Macquarie Airports.....................   699,400      1,742,312
                                                     -----------
AUSTRIA - 0.5%
Omv AG.................................    20,500      1,425,073
                                                     -----------
BELGIUM - 1.1%
Delhaize Group.........................    29,300      2,110,360
KBC Bankverzekeringsholding............    11,300      1,310,639
                                                     -----------
                                                       3,420,999
                                                     -----------
BRAZIL - 1.9%
Braskem SA-Pref........................    40,000        275,234
Gerdau SA ADR..........................    75,150      1,300,095
Petroleo Brasileiro SA ADR.............    27,700      2,462,253
Unibanco ADR...........................     8,100        642,735
Usinas Siderurgicas de Minas Gerais
 SA....................................    30,200      1,146,890
                                                     -----------
                                                       5,827,207
                                                     -----------
CANADA - 3.3%
Canadian Natural Resources.............    43,400      2,609,126
EnCana Corp............................    30,000      1,499,732
ING Canada, Inc........................    32,800      1,766,176
IPSCO, Inc.............................     8,900        918,663
Nexen, Inc.............................    20,000      1,168,903
Teck Cominco Ltd., B shares............    32,300      2,227,307
                                                     -----------
                                                      10,189,907
                                                     -----------
CHINA - 0.1%
China Petroleum & Chemical Corp........   592,000        376,061
                                                     -----------
FINLAND - 0.5%
Sampo OYJ, Class A.....................    77,000      1,589,011
                                                     -----------
FRANCE - 11.3%
Assurances Generales de France.........    36,800      4,651,236
BNP Paribas New (a)....................     1,580        144,194
BNP Paribas SA.........................    15,800      1,492,766
Credit Agricole SA.....................    89,990      3,625,617
Renault SA.............................    55,300      6,417,498
Sanofi-Aventis.........................    57,800      5,449,941
Societe Generale.......................    33,700      5,147,861
Thomson SA.............................    58,900      1,218,462
Total SA, B Shares.....................    24,700      6,829,522
                                                     -----------
                                                      34,977,097
                                                     -----------
GERMANY - 9.1%
Allianz AG.............................     9,300      1,554,360
Continental AG.........................    51,400      6,117,921
E.ON AG (a)............................    41,000      5,024,345
Fresenius Medical Care AG..............    11,800      1,415,518
MAN AG.................................    66,000      5,001,804
Muenchener Rueckversicherungs-
 Gesellschaft AG.......................    28,600      4,047,010
RWE AG.................................    44,500      3,856,850
TUI AG.................................    41,500        884,159
                                                     -----------
                                                      27,901,967
                                                     -----------
HONG KONG - 0.1%
Sino Land Co., Ltd.....................   142,200        236,603
                                                     -----------


----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                         ---------   -----------
HUNGARY - 0.4%
MOL Magyar Olaj -- es Gazipari Rt.
 GDR...................................     9,600      1,128,000
                                                     -----------
ISRAEL - 0.5%
Bank Hapoalim BM.......................   286,600      1,445,806
                                                     -----------
ITALY - 1.9%
Buzzi Unicem SpA.......................    27,300        698,366
ENI SpA................................   166,500      5,082,559
                                                     -----------
                                                       5,780,925
                                                     -----------
JAPAN - 27.3%
Alps Electric Co., Ltd.................    55,000        965,700
Canon, Inc.............................    89,300      6,831,822
East Japan Railway Co..................       102        796,469
EDION Corp.............................    67,800      1,640,659
Hitachi, Ltd...........................   144,000      1,071,304
Honda Motor Co., Ltd...................    23,500      1,669,873
ITOCHU Corp............................   317,000      2,879,034
Japan Tobacco, Inc.....................     1,200      4,827,404
JFE Holdings, Inc......................   140,100      5,439,104
Kobe Steel, Ltd........................   958,000      3,256,443
Kyocera Corp...........................    11,400      1,064,401
Mitsubishi Corp........................   129,000      3,121,607
Mitsubishi UFJ Financial Group, Inc....       172      2,704,260
Mitsui & Co., Ltd......................   171,000      2,584,901
Mitsui Chemicals, Inc..................   396,000      2,866,087
Mitsui O.S.K. Lines, Ltd...............   451,000      3,228,502
Nippon Mining Holdings, Inc............   360,000      3,329,644
Nippon Telegraph & Telephone Corp......       344      1,540,975
Nissan Motor Co., Ltd..................   225,100      2,959,813
ORIX Corp..............................    19,300      5,797,628
Sanyo Shinpan Finance Co., Ltd.........    23,750      1,403,931
Sega Sammy Holdings, Inc...............    17,400        693,860
Sony Corp..............................    12,510        628,522
Sumitomo Heavy Industries, Ltd.........   128,000      1,349,144
Sumitomo Metal Industries, Ltd.........   294,000      1,239,526
Sumitomo Mitsui Financial Group,
 Inc...................................       598      6,565,657
The Tokyo Electric Power Co., Inc......    90,600      2,327,668
Tokyo Gas Co., Ltd.....................   529,000      2,560,202
Toyota Motor Corp......................   123,900      7,247,904
UNY Co., Ltd...........................    90,000      1,608,696
                                                     -----------
                                                      84,200,740
                                                     -----------
LUXEMBOURG - 0.9%
Arcelor................................    63,680      2,618,626
                                                     -----------
NETHERLANDS - 5.2%
ABN AMRO Holding NV....................    92,253      2,756,756
European Aeronautic Defence and Space
 Co....................................    79,660      3,143,112
ING Groep NV...........................   190,468      7,750,669
Koninklijke Philips Electronics NV.....    35,000      1,207,475
Royal Dutch Shell plc, A Shares........    33,600      1,151,971
                                                     -----------
                                                      16,009,983
                                                     -----------
PHILLIPINES - 0.3%
Philippine Long Distance Telephone
 Co....................................    21,000        830,658
                                                     -----------

51    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                         ---------   -----------
SINGAPORE - 1.8%
Flextronics International, Ltd. (a)....   162,400      1,844,864
Singapore Telecommunications, Ltd......  2,104,630     3,648,416
                                                     -----------
                                                       5,493,280
                                                     -----------
SOUTH AFRICA - 0.9%
Sanlam, Ltd............................   554,040      1,433,443
Telkom South Africa, Ltd...............    28,000        667,988
Tiger Brands, Ltd......................    20,800        580,425
                                                     -----------
                                                       2,681,856
                                                     -----------
SOUTH KOREA - 1.7%
Industrial Bank of Korea GDR...........    88,300      1,910,812
Kookmin Bank ADR.......................    14,600      1,300,130
POSCO ADR..............................    29,000      2,043,630
                                                     -----------
                                                       5,254,572
                                                     -----------
SPAIN - 3.1%
Endesa SA..............................   143,600      4,767,527
Repsol YPF SA..........................   155,000      4,629,842
                                                     -----------
                                                       9,397,369
                                                     -----------
SWITZERLAND - 1.9%
Credit Suisse Group....................    81,100      5,095,734
Novartis AG............................    13,460        772,446
                                                     -----------
                                                       5,868,180
                                                     -----------
TAIWAN - 1.0%
China Steel Corp. GDR..................    36,470        708,612
Compal Electronics, Inc. GDR...........   222,840      1,236,762
Gigabyte Technology Co., Ltd...........   270,112        213,635
Taiwan Semiconductor Manufacturing Co.,
 Ltd...................................   491,141      1,049,736
                                                     -----------
                                                       3,208,745
                                                     -----------
THAILAND - 0.3%
PTT Public Company Ltd. plc............   121,400        795,959
                                                     -----------

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                         ---------   -----------
UNITED KINGDOM - 21.7%
AstraZeneca plc........................    61,200      3,381,031
Aviva plc..............................   346,270      5,057,110
Barclays plc...........................   410,200      5,123,200
BHP Billiton plc.......................    47,100        969,549
BP Amoco plc...........................   255,100      3,146,540
British Aerospace plc..................   485,500      3,695,734
British American Tobacco plc...........   110,300      2,819,542
Friends Provident plc..................   782,500      2,807,076
George Wimpey plc......................   244,600      2,334,684
HBOS plc...............................   260,121      4,564,899
Mitchells & Butlers plc................   119,800      1,075,221
Punch Taverns plc......................   185,000      2,954,819
Royal & Sun Alliance Insurance Group
 plc...................................   736,000      1,851,876
Royal Bank of Scotland Group plc.......   169,100      5,521,972
Royal Dutch Shell plc, B Shares........    45,973      1,643,749
Sainsbury plc..........................   410,062      2,499,056
Tate & Lyle plc........................   191,100      1,933,787
Taylor Woodrow plc.....................   361,600      2,525,121
Vodafone Group plc.....................  2,871,953     6,781,132
Whitbread plc..........................   145,200      2,965,102
Xstrata plc............................    96,000      3,472,705
                                                     -----------
                                                      67,123,905
                                                     -----------
TOTAL COMMON STOCKS
 (COST $208,441,583)...................              299,524,841
                                                     -----------

----------------------------------------------------------------
 REPURCHASE AGREEMENTS - 1.4%
----------------------------------------------------------------
Investors Bank & Trust, 3.21%,
 purchased on 4/28/06, due 5/01/06 with
 maturity
 value of $4,429,637 (Collateralized
 fully by various U.S. Government
 Obligations)..........................  4,428,452     4,428,452
                                                     -----------
TOTAL REPURCHASE AGREEMENTS
 (COST $4,428,452).....................                4,428,452
                                                     -----------

----------------------------------------------------------------
 RIGHTS & WARRANTS - 0.0%
----------------------------------------------------------------
UNITED KINGDOM - 0.0%
TI Automotive Ltd., Class A (a) (b)....   190,000              0
                                                     -----------
TOTAL RIGHTS & WARRANTS
 (COST $0).............................                        0
                                                     -----------
TOTAL INVESTMENTS
 (COST $212,870,035) - 98.8%..........               303,953,293
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $307,492,484.
(a) Represents non-income producing security.
(b) Represents illiquid security.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    52

--------------------------------------------------------------------------------
 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Aerospace & Defense.........................................      2.2%
Automotive..................................................      7.9%
Banking & Financial Services................................     20.9%
Building & Construction.....................................      1.8%
Cash........................................................      1.4%
Chemicals...................................................      1.0%
Computer Related............................................      0.5%
Drugs -- Medical............................................      3.6%
Electrical..................................................      3.6%
Electronic Components & Semiconductors......................      2.5%
Food & Beverage.............................................      1.0%
Insurance...................................................      8.1%
Leisure.....................................................      1.0%
Manufacturing...............................................      7.1%
Metals & Mining.............................................      8.2%
Multimedia..................................................      0.4%
Oil & Gas...................................................     15.3%
Real Estate.................................................      0.1%
Retail......................................................      3.1%
Telecommunications..........................................      4.4%
Tobacco.....................................................      2.5%
Tourism.....................................................      0.3%
Transportation Services.....................................      1.9%
                                                                ------
Total Investments...........................................     98.8%
                                                                ------
Other assets in excess of liabilities.......................      1.2%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

53    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

At April 30, 2006, the portfolio's open forward currency contracts were as follows:

                                                                       CONTRACT         CONTRACT                     UNREALIZED
                                                       DELIVERY         AMOUNT            VALUE                    APPRECIATION/
CURRENCY                                                 DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)     VALUE      (DEPRECIATION)
--------                                                 ----      ----------------   -------------     -----      --------------
LONG CONTRACTS
Japanese Yen.........................................   5/1/2006     105,000,000       $  921,295     $  922,266     $     971

SHORT CONTRACTS
Swiss Franc..........................................  6/15/2006       6,520,000       $5,158,432     $5,285,637     $(127,205)

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    54

--------------------------------------------------------------------------------
 HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------
 COMMON STOCKS  - 95.7%
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                        ----------   -----------
ADVERTISING  - 2.6%
Monster Worldwide, Inc. (a)...........    112,800      6,474,720
                                                     -----------
AEROSPACE & DEFENSE  - 1.0%
Hexcel Corp. (a)......................    107,000      2,363,630
                                                     -----------
BANKING  - 3.0%
East West Bancorp, Inc................    101,200      4,014,604
Wintrust Financial Corp...............     65,500      3,389,625
                                                     -----------
                                                       7,404,229
                                                     -----------
BIOTECHNOLOGY  - 2.9%
Celgene Corp. (a).....................    168,700      7,112,392
                                                     -----------
COMMERCIAL SERVICES  - 4.2%
Alliance Data Systems Corp. (a).......     90,900      4,999,500
Schawk, Inc., Class A.................     67,400      1,707,916
Sotheby's Holdings, Inc. (a)..........    125,400      3,760,746
                                                     -----------
                                                      10,468,162
                                                     -----------
COMPUTER SOFTWARE  - 9.6%
Activision, Inc. (a)..................     58,400        828,696
CheckFree Corp. (a)...................     55,100      2,968,237
Mercury Interactive Corp. (a).........     78,400      2,822,400
Satyam Computer Services Ltd. ADR.....     96,500      3,472,070
Sina Corp. (a)........................    103,100      2,726,995
SRA International, Inc., Class A
 (a)..................................    142,700      4,569,254
Transaction Systems Architects, Inc.,
 Class A (a)..........................    157,000      6,270,580
                                                     -----------
                                                      23,658,232
                                                     -----------
CONSULTING SERVICES  - 1.1%
LECG Corp. (a)........................     19,400        358,706
Resources Connection, Inc. (a)........     84,900      2,283,810
                                                     -----------
                                                       2,642,516
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 8.6%
Actuant Corp., Class A................     40,100      2,564,395
AMETEK, Inc...........................    150,500      7,415,135
AptarGroup, Inc.......................     40,900      2,143,569
IDEX Corp.............................    130,300      6,619,240
The Stanley Works.....................     48,000      2,508,000
                                                     -----------
                                                      21,250,339
                                                     -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 10.3%
Atmel Corp. (a).......................    470,300      2,464,372
ATMI, Inc. (a)........................     98,600      2,800,240
Cognos, Inc. (a)......................    128,600      4,792,922
Integrated Device Technology, Inc.
 (a)..................................    157,600      2,398,672
Power Integrations, Inc. (a)..........     90,200      1,909,534
Thermo Electron Corp. (a).............    174,500      6,725,230
Varian Semiconductor Equipment
 Associates, Inc. (a).................    132,850      4,350,838
                                                     -----------
                                                      25,441,808
                                                     -----------
ENVIRONMENTAL SERVICES  - 4.0%
Republic Services, Inc., Class A......    139,500      6,139,395
Waste Connections, Inc. (a)...........     98,900      3,807,650
                                                     -----------
                                                       9,947,045
                                                     -----------
FINANCIAL SERVICES  - 2.4%
Affiliated Managers Group, Inc. (a)...     57,600      5,834,880
                                                     -----------
HEALTH CARE  - 12.7%
Advanced Medical Optics, Inc. (a).....     51,200      2,385,920
Charles River Laboratories
 International,
 Inc. (a).............................     42,800      2,022,300

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                        ----------   -----------
CYTYC Corp. (a).......................    117,400      3,034,790
Manor Care, Inc.......................    145,900      6,397,715
Omnicare, Inc.........................    140,100      7,945,070
Respironics, Inc. (a).................    180,900      6,624,558
Ventana Medical Systems (a)...........     61,600      2,999,920
                                                     -----------
                                                      31,410,273
                                                     -----------
HOSPITALS  - 1.4%
Triad Hospitals, Inc. (a).............     86,900      3,580,280
                                                     -----------
MEDIA  - 1.7%
Meredith Corp.........................     85,600      4,245,760
                                                     -----------
OIL & GAS  - 12.1%
Chesapeake Energy Corp................    140,700      4,457,376
Consol Energy, Inc....................     65,500      5,577,980
Denbury Resources, Inc. (a)...........    157,000      5,118,200
Massey Energy Co......................    142,700      5,515,355
Peabody Energy Corp...................     66,600      4,253,076
Smith International, Inc..............    118,000      4,983,140
                                                     -----------
                                                      29,905,127
                                                     -----------
PHARMACEUTICALS  - 6.6%
Elan Corp. PLC ADR (a)................    505,400      7,434,434
MGI Pharma, Inc. (a)..................     33,000        616,440
OSI Pharmaceuticals, Inc. (a).........    208,900      5,550,473
Santarus, Inc. (a)....................    369,700      2,854,084
                                                     -----------
                                                      16,455,431
                                                     -----------
REAL ESTATE  - 1.0%
Northstar Realty Finance Corp.........     59,700        669,237
The Mills Corp........................     60,000      1,914,600
                                                     -----------
                                                       2,583,837
                                                     -----------
RETAIL  - 6.6%
Advance Auto Parts, Inc...............    116,800      4,697,696
Dick's Sporting Goods, Inc. (a).......     70,700      2,980,005
P.F. Chang's China Bistro, Inc. (a)...     37,600      1,602,136
PETsMART, Inc.........................    138,700      3,836,442
Williams-Sonoma, Inc..................     78,400      3,282,608
                                                     -----------
                                                      16,398,887
                                                     -----------
TELECOMMUNICATIONS  - 2.0%
Polycom, Inc. (a).....................    227,700      5,009,400
                                                     -----------
TRANSPORTATION  - 1.9%
J.B. Hunt Transport Services, Inc.....    202,300      4,820,809
                                                     -----------
TOTAL COMMON STOCKS (COST $177,833,854)              237,007,757
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.3%
----------------------------------------------------------------
                                          SHARES      VALUE($)
                                        ----------   -----------
HSBC Investor Money Market Fund Class
 I Shares*............................  8,247,705      8,247,705
                                                     -----------
TOTAL INVESTMENT COMPANIES
 (COST $8,247,705)                                     8,247,705
                                                     -----------
TOTAL INVESTMENTS
 (COST $186,081,559)  -- 99.0%                       245,255,462
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $247,708,167.
(a)  Represents non-income producing security.
*    Investment in Affiliate
ADR -- American Depository Receipt

55    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

              STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2006 (UNAUDITED)

                                       INTERMEDIATE
                                         DURATION          CORE PLUS          HIGH YIELD
                                       FIXED INCOME       FIXED INCOME       FIXED INCOME          GROWTH             VALUE
                                        PORTFOLIO          PORTFOLIO        PORTFOLIO (A)        PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in non-affiliates,
    at value                           $23,147,654        $117,937,892       $10,987,838        $55,171,395        $ 58,746,716
   Investments in affiliates, at
    value                                   60,896             510,201                --          2,644,023           2,922,921
   Interest and dividends
    receivable                             168,622           1,011,426           180,023             42,353              81,836
   Receivable for investments sold       1,978,010          14,102,691                --          1,338,859                  --
   Unrealized appreciation on
    forward foreign currency
    contracts                                  368               1,767                --                 --                  --
   Prepaid expenses and other
    assets                                     520               7,177             7,058                976               1,137
                                       -----------        ------------       -----------        -----------        ------------
   TOTAL ASSETS                         25,356,070         133,571,154        11,174,919         59,197,606          61,752,610
                                       -----------        ------------       -----------        -----------        ------------

...................................................................................................................................
LIABILITIES:
   Cash overdraft                               --                  --                --                 --              27,625
   Payable for investments
    purchased                            3,664,746          24,850,475           150,000          1,259,823                  --
   Unrealized depreciation on
    forward foreign currency
    contracts                                  107                 540                --                 --                  --
   Accrued expenses and other
    liabilities:
      Investment management                  7,375              42,688             4,560             23,112              26,068
      Administration                         1,876               6,606               285              1,799               1,899
      Accounting                             3,595               6,278             4,114              5,335               4,213
      Compliance service                        61                 160                55                 20                  39
      Custodian                              5,809               2,679                --             18,212              13,092
      Trustee                                   --                  --                74                 --                  --
      Other                                    736               2,580               471                800                 790
                                       -----------        ------------       -----------        -----------        ------------
   TOTAL LIABILITIES                     3,684,305          24,912,006           159,559          1,309,101              73,726
                                       -----------        ------------       -----------        -----------        ------------

...................................................................................................................................
NET ASSETS:
   Applicable to investors'
    beneficial interest                $21,671,765        $108,659,148       $11,015,360        $57,888,505        $ 61,678,884
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
   Investments, at cost                $23,530,643        $120,021,934       $10,831,581        $50,534,817        $ 49,825,037
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
   Foreign currency, at cost
                                     ---------------    ------------       ------------       ------------       ------------

(a) The High Yield Fixed Income Portfolio commenced operation on November 18, 2005.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    56

HSBC INVESTOR PORTFOLIOS

                                      INTERNATIONAL        SMALL CAP
                                          EQUITY             EQUITY
                                        PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------
ASSETS:
   Investments in non-affiliates,
    at value                           $303,953,293       $237,007,757
   Investments in affiliates, at
    value                                        --          8,247,705
   Cash                                          --             27,625
   Foreign currency                       3,480,827                 --
   Interest and dividends
    receivable                            1,411,755             70,436
   Receivable for investments sold          365,663          3,280,115
   Unrealized appreciation on
    forward foreign currency
    contracts                                   971                 --
   Prepaid expenses and other
    assets                                   12,048             20,627
                                       ------------       ------------
   TOTAL ASSETS                         309,224,557        248,654,265
                                       ------------       ------------

..........................................................................
LIABILITIES:
   Payable for investments
    purchased                             1,351,991            765,721
   Unrealized depreciation on
    forward foreign currency
    contracts                               127,205                 --
   Accrued expenses and other
    liabilities:
      Investment management                 217,625            160,167
      Administration                         12,611             11,691
      Accounting                              3,504              3,610
      Compliance service                        130                188
      Custodian                              15,276                 --
      Trustee                                    --                 --
      Other                                   3,731              4,721
                                       ------------       ------------
   TOTAL LIABILITIES                      1,732,073            946,098
                                       ------------       ------------
NET ASSETS:
   Applicable to investors'
    beneficial interest                $307,492,484       $247,708,167
                                       ------------       ------------
                                       ------------       ------------
   Investments, at cost                $212,870,035       $186,081,559
                                       ------------       ------------
                                       ------------       ------------
   Foreign currency, at cost           $  3,317,581
                                       ------------
                                       ------------

57    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

 STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

                                       INTERMEDIATE
                                         DURATION          CORE PLUS          HIGH YIELD
                                       FIXED INCOME       FIXED INCOME       FIXED INCOME          GROWTH             VALUE
                                        PORTFOLIO          PORTFOLIO        PORTFOLIO (A)        PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                            $   651,070        $  2,995,063        $  270,687         $       --        $        --
   Dividends                                    --                  --             6,930            225,785            531,470
   Dividend income from affiliated
    investments                              5,869              49,468                --             34,315             31,292
   Income from securities lending            3,075              17,878                --                 19                113
                                       -----------        ------------        ----------         ----------        -----------
   TOTAL INVESTMENT INCOME                 660,014           3,062,409           277,617            260,119            562,875
                                       -----------        ------------        ----------         ----------        -----------
.................................................................................................................................
EXPENSES:
   Investment management                    51,488             261,162            21,182            132,919            149,916
   Administration                            4,827              21,074             1,324             10,088             10,708
   Accounting                               29,688              35,520            27,432             28,429             27,296
   Compliance service                          230                 870                98                352                388
   Custodian                                10,633              25,069            15,049             10,712             13,092
   Trustee                                     365               1,371               150                548                606
   Other                                     2,127               8,100               645              3,284              3,535
                                       -----------        ------------        ----------         ----------        -----------
   TOTAL EXPENSES                           99,358             353,166            65,880            186,332            205,541
                                       -----------        ------------        ----------         ----------        -----------
.................................................................................................................................
   NET INVESTMENT INCOME (LOSS)            560,656           2,709,243           211,737             73,787            357,334
                                       -----------        ------------        ----------         ----------        -----------
.................................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
   Net realized gains (losses) from
    investments and foreign
    currency transactions                 (402,173)         (1,657,869)           12,241          2,754,704          1,945,744
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                              99,229               8,919           156,257          1,293,178          4,979,185
                                       -----------        ------------        ----------         ----------        -----------
.................................................................................................................................
   Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions         (302,944)         (1,648,950)          168,498          4,047,882          6,924,929
                                       -----------        ------------        ----------         ----------        -----------
   CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $   257,712        $  1,060,293        $  380,235         $4,121,669        $ 7,282,263
                                       -----------        ------------        ----------         ----------        -----------
                                       -----------        ------------        ----------         ----------        -----------

(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    58

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED) (CONTINUED)

                                      INTERNATIONAL        SMALL CAP
                                          EQUITY             EQUITY
                                        PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                            $     33,150       $         --
   Dividends                              2,749,453            518,945
   Dividend income from affiliated
    investments                                  --             97,727
   Foreign tax withholding                 (215,505)                --
   Income from securities lending                --              7,230
                                       ------------       ------------
   TOTAL INVESTMENT INCOME                2,567,098            623,902
                                       ------------       ------------

..........................................................................
EXPENSES:
   Investment management                    882,918            931,724
   Administration                            48,859             43,675
   Accounting                                46,366             27,328
   Compliance service                         1,681              1,611
   Custodian                                119,047             34,367
   Trustee                                    2,633              2,526
   Other                                     14,758             14,224
                                       ------------       ------------
   TOTAL EXPENSES                         1,116,262          1,055,455
                                       ------------       ------------

..........................................................................
   NET INVESTMENT INCOME (LOSS)           1,450,836           (431,553)
                                       ------------       ------------

..........................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
   Net realized gains (losses) from
    investments and foreign
    currency transactions                11,980,778         22,894,387
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                           51,766,202         21,977,857
                                       ------------       ------------

..........................................................................
   Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions        63,746,980         44,872,244
                                       ------------       ------------
   CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $ 65,197,816       $ 44,440,691
                                       ------------       ------------
                                       ------------       ------------

59    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                INTERMEDIATE DURATION                                 CORE PLUS
                                                    FIXED INCOME                                    FIXED INCOME
                                                      PORTFOLIO                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                                         FOR THE
                                    SIX MONTHS ENDED            FOR THE             SIX MONTHS ENDED            FOR THE
                                     APRIL 30, 2006           YEAR ENDED             APRIL 30, 2006           YEAR ENDED
                                       (UNAUDITED)         OCTOBER 31, 2005            (UNAUDITED)         OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                 $    560,656           $  1,897,871             $  2,709,243           $  6,493,010
   Net realized gains (losses)
    from investment and foreign
    currency transactions                    (402,173)              (162,231)              (1,657,869)             7,083,274
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                                 99,229             (1,247,772)                   8,919            (10,643,468)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                              257,712                487,868                1,060,293              2,932,816
                                         ------------           ------------             ------------           ------------
Proceeds from contributions                   803,700              6,926,443               18,592,258             31,409,368
Value of withdrawals                      (12,199,333)           (38,301,414)             (33,523,183)           (81,271,788)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                      (11,395,633)           (31,374,971)             (14,930,925)           (49,862,420)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS                      (11,137,921)           (30,887,103)             (13,870,632)           (46,929,604)
................................................................................................................................
NET ASSETS:
   Beginning of period                     32,809,686             63,696,789              122,529,780            169,459,384
                                         ------------           ------------             ------------           ------------
   End of period                         $ 21,671,765           $ 32,809,686             $108,659,148           $122,529,780
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    60

HSBC INVESTOR PORTFOLIOS

                                                     HIGH YIELD
                                                    FIXED INCOME
---------------------------------------------------------------------------------
                                         FOR THE
                                      PERIOD ENDED
                                    APRIL 30, 2006 (a)
                                       (UNAUDITED)
------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                 $    211,737
   Net realized gains (losses)
    from investment transactions               12,241
   Change in unrealized
    appreciation/depreciation from
    investments                               156,257
                                         ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                              380,235
                                         ------------
Proceeds from contributions                11,582,416
Value of withdrawals                         (947,291)
                                         ------------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                       10,635,125
                                         ------------
CHANGE IN NET ASSETS                       11,015,360
...........................................................
NET ASSETS:
   Beginning of period                             --
                                         ------------
   End of period                         $ 11,015,360
                                         ------------
                                         ------------

---------

(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

61    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

                                                       GROWTH                                           VALUE
                                                      PORTFOLIO                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                           FOR THE                                         FOR THE
                                       SIX MONTHS ENDED           FOR THE              SIX MONTHS ENDED           FOR THE
                                        APRIL 30, 2006          PERIOD ENDED            APRIL 30, 2006           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2005           (UNAUDITED)          OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                 $     73,787           $    403,238             $    357,334           $    721,613
   Net realized gains (losses)
    from investment transactions            2,754,704              2,375,542                1,945,744              4,124,126
   Change in unrealized
    appreciation/depreciation from
    investments                             1,293,178              3,995,556                4,979,185              4,254,259
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            4,121,669              6,774,336                7,282,263              9,099,998
                                         ------------           ------------             ------------           ------------
Proceeds from contributions                11,019,790             15,081,868                8,492,544             14,013,050
Value of withdrawals                       (6,667,653)           (22,121,709)              (8,246,371)           (30,376,597)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                        4,352,137             (7,039,841)                 246,173            (16,363,547)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS                        8,473,806               (265,505)               7,528,436             (7,263,549)
................................................................................................................................
NET ASSETS:
   Beginning of period                     49,414,699             49,680,204               54,150,448             61,413,997
                                         ------------           ------------             ------------           ------------
   End of period                         $ 57,888,505           $ 49,414,699             $ 61,678,884           $ 54,150,448
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    62

HSBC INVESTOR PORTFOLIOS

                                                INTERNATIONAL EQUITY                              SMALL CAP EQUITY
                                                      PORTFOLIO                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                                         FOR THE
                                    SIX MONTHS ENDED             FOR THE            SIX MONTHS ENDED            FOR THE
                                     APRIL 30, 2006            YEAR ENDED            APRIL 30, 2006           YEAR ENDED
                                       (UNAUDITED)          OCTOBER 31, 2005           (UNAUDITED)         OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)          $  1,450,836         $      4,381,037          $    (431,553)         $  (1,294,078)
   Net realized gains (losses)
    from investment and foreign
    currency transactions                  11,980,778               18,977,305             22,894,387             62,035,547
   Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                             51,766,202               17,737,274             21,977,857            (17,237,446)
                                         ------------         ----------------          -------------          -------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                           65,197,816               41,095,616             44,440,691             43,504,023
                                         ------------         ----------------          -------------          -------------
Proceeds from contributions                38,879,905               68,931,727             15,966,433             24,917,377
Value of withdrawals                      (26,815,089)             (99,822,646)           (31,477,182)          (208,976,448)
                                         ------------         ----------------          -------------          -------------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                       12,064,816              (30,890,919)           (15,510,749)          (184,059,071)
                                         ------------         ----------------          -------------          -------------
CHANGE IN NET ASSETS                       77,262,632               10,204,697             28,929,942           (140,555,048)
................................................................................................................................
NET ASSETS:
   Beginning of period                    230,229,852              220,025,155            218,778,225            359,333,273
                                         ------------         ----------------          -------------          -------------
   End of period                         $307,492,484         $    230,229,852          $ 247,708,167          $ 218,778,225
                                         ------------         ----------------          -------------          -------------
                                         ------------         ----------------          -------------          -------------

63    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                  -------------------------------------------------------------------------------
                                                                    RATIO OF        RATIO OF NET
                                                  NET ASSETS AT     EXPENSES         INVESTMENT          RATIO OF
                                                     END OF        TO AVERAGE      INCOME (LOSS)         EXPENSES
                                     TOTAL           PERIOD            NET           TO AVERAGE         TO AVERAGE      PORTFOLIO
                                   RETURN(a)         (000'S)        ASSETS(b)      NET ASSETS(b)     NET ASSETS(b)(c)   TURNOVER
---------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE DURATION FIXED
 INCOME PORTFOLIO
Period ended October 31, 2001 (d)                   $115,180          0.55%              4.97%             0.55%         102.01%
Year ended October 31, 2002                          149,815          0.51%              4.60%             0.51%          44.04%
Year ended October 31, 2003            4.42%          84,488          0.53%              3.70%             0.53%          98.42%
Year ended October 31, 2004            4.48%          63,697          0.57%              3.54%             0.57%          50.06%
Year ended October 31, 2005            0.76%(e)       32,810          0.49%(e)           3.85%(e)          0.58%         107.26%
Six months ended April 30, 2006
 (unaudited)                           0.88%          21,672          0.77%              4.37%             0.77%         124.22%
---------------------------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Year ended October 31, 2001                         $242,914          0.53%              6.53%             0.53%         341.26%
Year ended October 31, 2002                          385,802          0.48%              5.14%             0.48%          77.82%
Year ended October 31, 2003            5.80%         203,551          0.48%              4.38%             0.48%          70.91%
Year ended October 31, 2004            5.56%         169,459          0.52%              4.31%             0.52%          34.88%
Year ended October 31, 2005            1.64%(e)      122,530          0.40%(e)           4.25%(e)          0.53%         176.60%
Six months ended April 30, 2006
 (unaudited)                           0.88%         108,659          0.63%              4.82%             0.63%         147.29%
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME
 PORTFOLIO
Period ended April 30, 2006
 (unaudited) (d)                       4.68%          11,015          1.84%              5.91%             1.84%           6.94%
---------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004
 (d)                                  (0.86%)       $ 49,680          0.72%              0.06%             0.72%          53.08%
Year ended October 31, 2005           13.59%(e)       49,415          0.63%(e)           0.77%(e)          0.68%          79.54%
Six months ended April 30, 2006
 (unaudited)                           8.32%          57,889          0.69%              0.27%             0.69%          36.21%
---------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004
 (d)                                   6.12%        $ 61,414          0.71%              1.28%             0.71%          10.33%
Year ended October 31, 2005           15.23%(e)       54,150          0.64%(e)           1.15%(e)          0.69%          16.45%
Six months ended April 30, 2006
 (unaudited)                          13.58%          61,679          0.72%              1.25%             0.72%           9.31%
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                         $275,848          0.90%              0.54%             0.90%          26.90%
Year ended October 31, 2002                          256,616          0.91%              0.63%             0.91%          31.63%
Year ended October 31, 2003           23.70%         201,805          0.96%              1.00%             0.96%          68.51%
Year ended October 31, 2004           20.29%         220,025          0.94%              1.53%             0.94%         106.11%
Year ended October 31, 2005           19.54%         230,230          0.84%              1.92%             0.84%          31.32%
Six months ended April 30, 2006
 (unaudited)                          28.12%         307,492          0.86%              1.11%             0.86%          14.64%
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                         $265,573          0.98%             (0.65%)            0.98%          52.47%
Year ended October 31, 2002                          266,217          0.99%             (0.78%)            0.99%         103.90%
Year ended October 31, 2003           33.30%         426,181          0.91%             (0.62%)            0.91%         152.05%
Year ended October 31, 2004            5.93%         359,333          0.88%             (0.52%)            0.88%          81.75%
Year ended October 31, 2005           14.35%(e)      218,778          0.85%(e)          (0.45%)(e)         0.90%          63.95%
Six months ended April 30, 2006
 (unaudited)                          21.06%         247,708          0.91%             (0.37%)            0.91%          31.02%
---------------------------------------------------------------------------------------------------------------------------------

(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Intermediate Duration Fixed Income Portfolio commenced operations on
    January 24, 2001.
    High Yield Fixed Income Portfolio commenced operations on November 18, 2005. Value Portfolio commenced operations on May 7, 2004.
    Growth Portfolio commenced operations on May 7, 2004.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.09%, 0.12%, 0.05%, 0.05% and 0.04% for Intermediate Duration Fixed Income Portfolio, Core Plus Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio, respectively.

See notes to financial statements.

                                                  HSBC INVESTOR PORTFOLIOS    64

--------------------------------------------------------------------------------
 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED)

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following master funds (individually a 'Portfolio,' collectively the 'Portfolios'):

        PORTFOLIO                                            SHORT NAME
        ---------                                            ----------
        HSBC Investor Intermediate Duration Fixed            Intermediate Duration Fixed Income
          Income Portfolio (formerly the HSBC Investor       Portfolio
          Limited Maturity Portfolio)
        HSBC Investor Core Plus Fixed Income Portfolio       Core Plus Fixed Income Portfolio
          (formerly the HSBC Investor Fixed Income
          Portfolio)
        HSBC Investor High Yield Fixed Income Portfolio      High Yield Fixed Income Portfolio
        HSBC Investor Growth Portfolio                       Growth Portfolio
        HSBC Investor Value Portfolio                        Value Portfolio
        HSBC Investor International Equity Portfolio         International Equity Portfolio
        HSBC Investor Small Cap Equity Portfolio             Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolio Trust's organizational documents, the Portfolios' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an

65    HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities. When the International Equity Portfolio uses fair value pricing, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        During the period, security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

                                                  HSBC INVESTOR PORTFOLIOS    66

--------------------------------------------------------------------------------
 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Core Plus Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment manager based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2006, the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.03% of net assets, as follows:

                                                ACQUISITION    ACQUISITION   PRINCIPAL
 SECURITY NAME                                      DATE         COST($)     AMOUNT($)   VALUE($)
 -------------                                      ----         -------     ---------   --------
 FHA Weyerhauser, 7.43%, 1/1/24................   3/28/2002       32,498       34,389     34,389

    SECURITY LOANS:

        To generate additional income, the Portfolios may lend portfolio securities in amounts up to 33 1/3%, except for Small Cap Equity Portfolio, which may lend up to 30%, of its respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value of the loaned securities. HSBC Bank USA ('HSBC Bank'), an affiliate of the Investment Adviser (defined below), acts as the securities lending agent for this activity. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC Bank to be of good standing and creditworthy under guidelines approved by the Board of Trustees and when, in the judgement of HSBC Bank, the amounts that can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time and are, therefore, not considered to be illiquid investments. As of April 30, 2006, the Portfolios did not have any securities on loan.

    LINE OF CREDIT:

        The Portfolios may borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period ended April 30, 2006, the details of the borrowings were as follows (based on actual number of days on which the respective Portfolios borrowed monies):

                                                               AVERAGE AMOUNT      AVERAGE
  FUND                                                          OUTSTANDING     INTEREST RATE
  ----                                                          -----------     -------------
  Core Plus Fixed Income Portfolio...........................    $7,732,592         4.60%

67    HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    EXPENSE ALLOCATIONS:

        Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all series within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Waddell & Reed Investment Management Company, NWQ Investment Management Co., LLC, AllianceBernstein Investment Research and Management, and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the Growth Portfolio, Value Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Intermediate Duration Fixed Income Portfolio's average daily net assets and 0.60% of the High Yield Fixed Income Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
        ------------------------------------                          --------
        Up to $50 million...........................................   0.575%
        In excess of $50 million but not exceeding $95 million......   0.450%
        In excess of $95 million but not exceeding $150 million.....   0.200%
        In excess of $150 million but not exceeding $250 million....   0.400%
        In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
        ------------------------------------                          --------
        Up to $50 million...........................................   0.500%
        In excess of $50 million but not exceeding $100 million.....   0.425%
        In excess of $100 million but not exceeding $200 million....   0.375%
        In excess of $200 million...................................   0.325%

                                                  HSBC INVESTOR PORTFOLIOS    68

--------------------------------------------------------------------------------
 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
        ------------------------------------                          --------
        Up to $500 million..........................................   0.525%
        In excess of $500 million but not exceeding $1 billion......   0.475%
        In excess of $1 billion.....................................   0.425%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
        ------------------------------------                          --------
        Up to $10 million...........................................   1.015%
        In excess of $10 million but not exceeding $25 million......   0.925%
        In excess of $25 million but not exceeding $50 million......    0.79%
        In excess of $50 million but not exceeding $100 million.....    0.70%
        In excess of $100 million...................................    0.61%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        HSBC serves the Portfolios as Administrator. Under the terms of the administration agreement, HSBC receives from the Portfolios fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
        ---------------------------------                             --------
        Up to $8 billion............................................   0.075%
        In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
        In excess of $9.25 billion but not exceeding $12 billion....   0.050%
        In excess of $12 billion....................................   0.030%

        The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds; however the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to BISYS is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

        Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Portfolio Trust's sub-administrator subject to the general supervision of the Portfolio Trust's Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points), which is retained by HSBC.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

        Under a Compliance Services Agreement between the Portfolios' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $117,433 for the period ended April 30, 2006, plus certain out of pocket expenses. Expenses incurred are reflected on the Statement of Operations as 'Compliance Service'. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

69    HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

    FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, from each Portfolio accrued daily and paid monthly.

        HSBC Bank serves as custodian to the Portfolios. Investor's Bank & Trust Company ('IBT') serves as custodian for the High Yield Fixed Income Portfolio and for the foreign assets of all Portfolios. Compensation paid to HSBC Bank and IBT for services to the Portfolios as custodian is presented in the Statements of Operations as custodian fees.

        Each of the six non-interested Trustees are compensated with a $24,000 annual Board retainer, as well as a $1,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

    OTHER:

        For its services as securities lending agent, HSBC Bank (see note
    2 -- Security Loans) receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Portfolios. Income from securities lending, net of related expenses, is recorded as earned by the Portfolios. The fees collected by HSBC Bank for the period ended April 30, 2006 were:

        PORTFOLIO                                                       FEE
        ---------                                                       ---
        Intermediate Duration Fixed Income Portfolio................   $  161
        Core Plus Fixed Income Portfolio............................      940
        Growth Portfolio............................................       38
        Value Fund Portfolio........................................      188
        Small Cap Equity Portfolio..................................    7,966

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the period ended April 30, 2006, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

4.  INVESTMENT TRANSACTIONS:

        For the period ended April 30, 2006, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                               PURCHASES           SALES         PURCHASES       SALES
                                            (EXCLUDING U.S.   (EXCLUDING U.S.     OF U.S.       OF U.S.
        PORTFOLIO NAME                        GOVERNMENT)       GOVERNMENT)     GOVERNMENT    GOVERNMENT
        --------------                        -----------       -----------     ----------    ----------
        Intermediate Duration Fixed Income
          Portfolio.......................    $18,980,122      $ 26,046,165     $10,635,614   $13,580,774
        Core Plus Fixed Income
          Portfolio.......................     96,558,425       108,148,784      53,046,523    55,825,407
        High Yield Fixed Income
          Portfolio.......................      8,661,436           460,125              --            --
        Growth Portfolio..................     21,737,014        18,902,135              --            --
        Value Portfolio...................      5,195,941         6,171,912              --            --
        International Equity Portfolio....     46,727,645        37,687,328              --            --
        Small Cap Equity Portfolio........     71,494,223        95,269,342              --            --

                                                  HSBC INVESTOR PORTFOLIOS    70

--------------------------------------------------------------------------------
 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2006 (UNAUDITED) (CONTINUED)

5.  FEDERAL INCOME TAX INFORMATION:

        As of April 30, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                           NET UNREALIZED
                                                         TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
        PORTFOLIO NAME                      TAX COST      APPRECIATION     DEPRECIATION    (DEPRECIATION)
        --------------                      --------      ------------     ------------    --------------
        Intermediate Duration Fixed
          Income Portfolio..............  $ 23,555,072    $    17,465      $  (363,987)     $  (346,522)
        Core Plus Fixed Income
          Portfolio.....................   120,194,657        165,198       (1,911,762)      (1,746,564)
        High Yield Fixed Income
          Portfolio.....................    10,831,581        191,438          (35,181)         156,257
        Growth Portfolio................    50,665,009      8,014,230         (863,821)       7,150,409
        Value Portfolio.................    49,869,239     13,159,409       (1,359,011)      11,800,398
        International Equity
          Portfolio.....................   213,186,293     92,595,218       (1,828,218)      90,767,000
        Small Cap Equity Portfolio......   187,367,893     60,814,195       (2,926,626)      57,887,569

71    HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
              INVESTMENT ADVISER CONTRACT APPROVAL -- APRIL 30, 2006 (UNAUDITED)

        The Board of Trustees (the 'Board of Trustees') of the HSBC Investor Trust, HSBC Advisor Trust and HSBC Portfolio Trust (collectively, the 'Trusts'), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the 'Existing Funds') at an in-person meeting held on December 12, 2005. For the HSBC Investor High Yield Fixed Income Fund and HSBC Investor High Yield Fixed Income Portfolio (the 'High Yield Funds') the Board of Trustees reviewed and approved the initial investment advisory agreement on June 13, 2005 (the Existing Funds and High Yield Funds are collectively referred to as the 'Funds' and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the 'Agreements').

        In determining whether it was appropriate to approve the Agreements for the Funds, the Board of Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided for each Fund, the Board of Trustees determined that the relevant Agreement is consistent with the best interests of the Funds and their shareholders, and enables the Funds to receive high quality services at a cost that is appropriate and reasonable. The Board of Trustees made these determinations on the basis of the following considerations, among others:

        - Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser (and, as applicable to the Equity Funds, the sub-advisers), in light of the high quality services provided to the Funds, and each Fund's historic performance. In the case of the High Yield Funds, the Board of Trustees considered the historical performance and experience of the management team in managing other mutual funds having similar investment objectives. For the High Yield Funds and other Fixed Income Funds, the Board also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Board of Trustees also considered the general and administrative and marketing services provided to the Funds by the Adviser. With respect to the Equity Funds, the Board considered the capabilities and performance of the Adviser's Multimanager unit. The Board of Trustees also considered the sufficiency of the Adviser's capabilities and oversight for both internally managed Funds as well as the sub-advised Equity Funds. The Board of Trustees further considered the Adviser's and Sub-Advisers' ability to obtain best execution on portfolio transactions.

        - Investment Performance of the Funds, Adviser and Sub-Advisers. The Board of Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Board of Trustees also considered the Equity Funds' sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. With respect to the High Yield Funds, the Trustees considered the various measurements of investment performance provided with respect to the high yield team, and the significant achievements by the team in its management of high-yield products.

        - Costs of Services and Profits Realized by the Adviser. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. For the Equity Funds, the Board of Trustees concluded that the combined advisory fees payable to the Adviser and each of the Equity Fund's Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

        - Other Relevant Considerations. The Board of Trustees considered the Adviser's and Sub-Adviser's representations regarding staffing and capabilities to manage the Funds. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

                                                  HSBC INVESTOR PORTFOLIOS    72

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                                             EXPENSE PAID
                                              BEGINNING        ENDING           DURING           EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*          DURING PERIOD
                                               11/1/05         4/30/06      11/1/05-4/30/06     11/1/05-4/30/06
                                               -------         -------      ---------------     ---------------
        Intermediate Duration Fixed Income
          Portfolio                           $1,000.00       $1,008.80         $  3.84                0.77%
        Core Plus Fixed Income Portfolio       1,000.00        1,008.80            3.14                0.63%
        High Yield Fixed Income
          Portfolio**                          1,000.00        1,046.80            8.51                1.84%
        Growth Portfolio                       1,000.00        1,083.20            3.56                0.69%
        Value Portfolio                        1,000.00        1,135.80            3.81                0.72%
        International Equity Portfolio         1,000.00        1,281.20            4.86                0.86%
        Small Cap Equity Portfolio             1,000.00        1,210.60            4.99                0.91%

---------
 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios and rates of return for the period from November 18, 2005 to April 30, 2006.

73    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
         TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- APRIL 30, 2006 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                             EXPENSE PAID
                                              BEGINNING        ENDING           DURING         EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                               11/1/05         4/30/06      11/1/05-4/30/06   11/1/05-4/30/06
                                               -------         -------      ---------------   ---------------
        Intermediate Duration Fixed Income
          Portfolio                           $1,000.00       $1,020.98         $  3.86              0.77%
        Core Plus Fixed Income Portfolio       1,000.00        1,021.67            3.16              0.63%
        High Yield Fixed Income
          Portfolio**                          1,000.00        1,015.62            9.25              1.84%
        Growth Portfolio                       1,000.00        1,021.37            3.46              0.69%
        Value Portfolio                        1,000.00        1,021.22            3.61              0.72%
        International Equity Portfolio         1,000.00        1,020.53            4.31              0.86%
        Small Cap Equity Portfolio             1,000.00        1,020.28            4.56              0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios for the period from November 18, 2005 to April 30, 2006 and has been annualized to reflect values for the period November 1, 2005 to April 30, 2006.

                                             HSBC INVESTOR FAMILY OF FUNDS    74

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the Security and Exchange Commission's website at http://www.sec.gov.

    Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

HSBC Investor LifeLine Funds:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
  HSBC Investor Growth Portfolio
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  Overland Park, KS 66202

  HSBC Investor Value Portfolio
  NWQ Investment Management Co., LLC
  2049 Century Park East, 16th Floor
  Los Angeles, CA 90067

  HSBC Investor International Equity Portfolio
  AllianceBernstein Investment Research and Management
  1345 Avenue of the Americas, 39th Floor
  New York, NY 10105

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management, LLC
  One Financial Center
  Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA, N.A. and
  HSBC Securities (USA) Inc. Clients
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845 Columbus, OH 43218-2845
  1-800-782-8183

TRANSFER AGENT,
DISTRIBUTOR AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
  HSBC Investor Intermediate Duration Fixed Income Portfolio
  HSBC Investor Core Plus Fixed Income Portfolio
  HSBC Investor Growth Portfolio
  HSBC Investor Value Portfolio
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor High Yield Fixed Income Fund
  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street -D 16th Floor
  Boston, MA 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC LifeLine Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-001                                                                   6/06

Item 2. Code of Ethics.

Not applicable - only for annual reports.


Item 3. Audit Committee Financial Expert.

Not applicable - only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable - only for annual reports.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.


Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.



Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)
Not applicable - Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.


(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HSBC INVESTOR FUNDS
             -------------------------------------------------------------------

By (Signature and Title)*   /s/ Richard A. Fabietti
                          ------------------------------------------------------
                            Richard A. Fabietti
                            President

Date__July 7, 2006__________________________________

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Richard A. Fabietti
                          ------------------------------------------------------
                            Richard A. Fabietti
                            President

Date___July 7, 2006_________________________________

By (Signature and Title)*   /s/ Troy A. Sheets
                          ------------------------------------------------------
                            Troy A. Sheets
                            Treasurer

Date___July 7, 2006_________________________________



* Print the name and title of each signing officer under his or her signature.




                        STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.............................. 'TM'
The registered trademark symbol shall be expressed as...................  'r'
The dagger symbol shall be expressed as.................................  'D'
The section symbol shall be expressed as................................ 'SS'